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                          WEINGARTEN REALTY INVESTORS
                                  $30,000,000
                      Variable Issue Senior Secured Notes


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                            Note Purchase Agreement

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                                 April 1, 1994

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

                               Table of Contents

(S)1 The Notes...................................................................................   1

     (a) Authorization of Notes..................................................................   1
     (b) Limitations on Aggregate Principal Amount...............................................   1
     (c) Designations of Series of Notes.........................................................   1
     (d) Maturity Dates..........................................................................   1
     (e) Interest Rates..........................................................................   1
     (f) Payment of Interest Accruing During the
         Funding Period..........................................................................   2
     (g) Interest on Past Due Interest Accruing During the
         Funding Period..........................................................................   2
     (h) Payment of Principal and Interest in Monthly
         Installments Following the Termination of the
         Funding Period..........................................................................   2
     (i) Application of Monthly Installments.....................................................   2
     (j) Due Dates of Monthly Installments.......................................................   2
     (k) Amounts of Monthly Installments.........................................................   2
     (l) Interest on Past Due Monthly Installments...............................................   3
     (m) Dating of Notes.........................................................................   3
     (n) Form of Notes...........................................................................   3
     (o) Execution of Notes......................................................................   3
     (p) Numbering of Notes......................................................................   3

(S)2 The Closing.................................................................................   3

     (a) Time and Place of the Closing...........................................................   3
     (b) Execution and Delivery of the Amendment.................................................   3

(S)3 The Fundings................................................................................   4

     (a) Procedure for Establishing Funding Dates................................................   4
     (b) One Series of Notes on Any Funding Date; Uniformity
         of Notes of a Particular Series.........................................................   4
     (c) Termination of Funding Period...........................................................   4
     (d) Determination of Principal Amount of Notes to be
         Purchased by Each Purchaser.............................................................   4
     (e) Sale and Purchase of Notes at Each Funding..............................................   5
     (f) Failure to Deliver; Non-Fulfillment of Conditions
         to Funding..............................................................................   5
     (g) Payment of Commitment Fee...............................................................   5
     (h) Interest on Past Due Commitment Fee.....................................................   6

(S)4 Conditions to the Closing...................................................................   6

     4.1 Representations and Warranties True as of
         the Closing.............................................................................   6
     4.2 Performance; No Default.................................................................   6
     4.3 Certificates............................................................................   6
     4.4 Legal Investment........................................................................   7

                                      (i)


     4.5  Compliance With Securities Laws........................................................   7
     4.6  Proceedings and Documents..............................................................   7
     4.7  Legal Fees.............................................................................   8
     4.8  Prior Delivery of Documents Pertaining to the Initial
          Centers................................................................................   8
     4.9  Prior Delivery of Evidence of Property Insurance.......................................  10
     4.10 Prior Execution and Delivery of the Mortgage, the Financing
          Statement and the Other Instruments...................................................   10
     4.11 Filing and Recordation................................................................   11
     4.12 Execution and Delivery of Guaranty Agreements by Current
          Subsidiaries..........................................................................   11
     4.13 Prior Delivery of Search Certificate..................................................   12
     4.14 Execution and Delivery of Indemnity Agreements........................................   12

(S)5 Conditions to Each Funding.................................................................   12

     5.1  Representations and Warranties True as of Funding.....................................   12
     5.2  Performance; No Default...............................................................   13
     5.3  Certificates..........................................................................   13
     5.4  Legal Investment......................................................................   13
     5.5  Compliance With Securities Laws.......................................................   14
     5.6  Proceedings and Documents.............................................................   14
     5.7  Legal Fees............................................................................   14
     5.8  Opinion of Counsel for the Trust......................................................   14
     5.9  Opinion of Your Special Counsel.......................................................   14
     5.10 Supplemental Title Opinions...........................................................   14
     5.11 Prior Fulfillment of Conditions to the Closing........................................   15

(S)6 Representations and Warranties of the Trust................................................   15

     6.1  Organization of the Trust.............................................................   15
     6.2  Tax Status of the Trust...............................................................   15
     6.3  Qualification.........................................................................   15
     6.4  Business..............................................................................   16
     6.5  Financial Statements..................................................................   16
     6.6  Changes...............................................................................   16
     6.7  Tax Returns and Payments..............................................................   16
     6.8  Indebtedness..........................................................................   17
     6.9  Title to Other Assets.................................................................   17
     6.10 Litigation............................................................................   18
     6.11 Compliance With Other Instruments.....................................................   18
     6.12 Consents..............................................................................   19
     6.13 Authorization, Execution and Delivery.................................................   19
     6.14 Broker's Fees.........................................................................   20
     6.15 Use of Proceeds.......................................................................   20
     6.16 Investment Company....................................................................   20
     6.17 Public Utility Holding Company........................................................   20

                                     (ii)


     6.18 Compliance With ERISA.................................................................   20
          (a) Prohibited Transactions...........................................................   20
          (b) Plan Termination; Material Liabilities............................................   20
          (c) Accumulated Funding Deficiency....................................................   21
          (d) Relationship of Benefits to Plan Assets...........................................   21
          (e) Execution of Agreement; Purchase and Sale of Notes................................   21
          (f) Multiemployer Plans...............................................................   21
          (g) Compliance With Applicable Laws...................................................   21
     6.19 Certain Regulations...................................................................   21
     6.20 Disclosure............................................................................   22
     6.21 Compliance With Laws..................................................................   22
     6.22 Offer of Notes........................................................................   22
     6.23 Insurance.............................................................................   23
     6.24 Environmental Matters.................................................................   23
     6.25 Subsidiaries..........................................................................   24
     6.26 Title Matters.........................................................................   24
     6.27 Value of Initial Centers..............................................................   24
     6.28 Initial Leases and Material Contracts.................................................   24

(S)7 Representations of the Purchasers..........................................................   25

     7.1  Purchase for Investment...............................................................   25
     7.2  Source of Funds.......................................................................   25

(S)8 Optional Prepayment of Notes...............................................................   26

     8.1  Restriction on Prepayment of Notes....................................................   26
     8.2  Prepayment at Option of the Trust.....................................................   26
     8.3  Notice of Optional Prepayment and Notice of Optional
          Prepayment Premium....................................................................   26
     8.4  Maturity; Surrender...................................................................   26
     8.5  Interest on Past Due Principal to be Prepaid and on
          Past Due Optional Prepayment Premium..................................................   26
     8.6  Effect of Partial Prepayments on Monthly Installments.................................   27
     8.7  Restrictions on Partial Prepayments...................................................   27
     8.8  Allocation of Partial Prepayments.....................................................   27

(S)9 Business and Financial Covenants of the Trust..............................................   27

     9.1  Financial Statements and Other Reports................................................   27
     9.2  Inspection............................................................................   31
     9.3  Compliance With ERISA.................................................................   32
     9.4  Transactions With Affiliates..........................................................   32
     9.5  Conduct of Business...................................................................   32
     9.6  Insurance.............................................................................   33
     9.7  Existence and Good Standing...........................................................   33
     9.8  Payment of Taxes and Claims; Tax Consolidation........................................   33
     9.9  Maintenance of Properties.............................................................   34
     9.10 Compliance With Laws..................................................................   34


                                     (iii)

      9.11 Consolidation and Merger..............................................................   34
      9.12 Execution and Delivery of Guaranty Agreements by New
           Wholly-Owned Subsidiaries.............................................................   34
      9.13 Restriction on Assets Owned by Non-Guaranteeing
           Subsidiaries..........................................................................   35

(S)10 Covenants of the Trust With Respect to the Mortgaged Property..............................   35

      10.1  Performance of Leases................................................................   35
      10.2  Environmental Compliance and Indemnity...............................................   35
      10.3  Alterations..........................................................................   37
      10.4  Replacement of Fixtures and Personalty...............................................   37
      10.5  Warranty of Title; No Further Encumbrances...........................................   37
      10.6  Insurance............................................................................   38
      10.7  Payment of Taxes and Assessments.....................................................   38
      10.8  Operation; Maintenance...............................................................   38
      10.9  Material Contracts...................................................................   39
      10.10 Compliance With Laws.................................................................   39
      10.11 Supplemental Title Opinions After Each Funding.......................................   39
      10.12 Further Assurances...................................................................   40
      10.13 Maintenance of the Lien of the Mortgage..............................................   40
      10.14 Notices to Lessees...................................................................   40

(S)11 Registration, Transfer and Substitution of Notes...........................................   40

      11.1  Note Register; Ownership of Notes....................................................   40
      11.2  Transfer and Exchange of Notes.......................................................   41
      11.3  Replacement of Notes.................................................................   41
      11.4  Determination of Outstanding Notes...................................................   41
      11.5  Amendment of the Financing Statement.................................................   41

(S)12 Payments on the Notes......................................................................   42

      12.1  Place of Payment.....................................................................   42
      12.2  Method of Payment....................................................................   42

(S)13 Additions to and Releases of the Mortgaged Property;
      Required Prepayment........................................................................   42

      13.1  Valuation of Remaining Collateral....................................................   42
            (a) Valuation by Parties.............................................................   42
            (b) Appraisal Procedure..............................................................   43
      13.2  Rejection of Nominated Collateral....................................................   44
      13.3  Required Prepayment..................................................................   44
      13.4  Additional Collateral................................................................   47
      13.5  Supplemental Liens...................................................................   51
      13.6  Release of Liens.....................................................................   53
            (a) Limitations on Requests for Release..............................................   53
            (b) Release of Release Centers.......................................................   53

                                     (iv)


            (c) Further Conditions to Release ...................................................   54

(S)14 Requisition or Taking; Casualty Loss.......................................................   55

      14.1  Requisition or Taking................................................................   55
      14.2  Casualty Loss........................................................................   56
      14.3  Effect of Application of Proceeds....................................................   58

(S)15 Procedure for Release of Subsidiaries From Guaranty Agreements.............................   58

      (a) Officers' Certificate Requesting Release...............................................   58
      (b) Execution and Delivery of Release From Guaranty........................................   59

(S)16 Default and Acceleration...................................................................   59

      16.1  Events of Default....................................................................   59
      16.2  Acceleration of Maturity.............................................................   61
            (a) Automatic Acceleration of Maturity...............................................   61
            (b) Acceleration of Maturity of All Notes by Declaration.............................   62
            (c) Acceleration of Maturity of a Single Note by Declaration.........................   62
            (d) No Effect on Other Amounts That Are Due and Payable..............................   62
      16.3  Interest on Amounts Due and Payable Pursuant to (S)16.2..............................   62
      16.4  Rescission...........................................................................   63

(S)17 Remedies on Default........................................................................   63

      17.1  Rights of Holders to Institute Suit..................................................   63
      17.2  General Remedies.....................................................................   63
      17.3  Remedies Against the Mortgaged Property..............................................   64
      17.4  Acceleration Upon Sale of the Mortgaged Property.....................................   64
      17.5  Delay or Omission Not a Waiver.......................................................   64
      17.6  Rights and Remedies Cumulative.......................................................   64

(S)18 Definitions................................................................................   64

      18.1  Certain Defined Terms................................................................   64
              Additional Collateral..............................................................   64
              Additional Rights..................................................................   65
              affiliate..........................................................................   65
              Affiliate..........................................................................   65
              Agreement..........................................................................   66
              Amended Senior Secured Note Agreement..............................................   66
              Amendment..........................................................................   66
              Anchor Lease.......................................................................   66
              Appraisal Procedure................................................................   66
              Approved Encumbrances..............................................................   66
              Appurtenances......................................................................   67
              Available Maturity Date............................................................   67
              Base Real Property.................................................................   68

                                      (v)


              Base Title Policy..................................................................   68
              Basic Documents....................................................................   68
              Buildings..........................................................................   68
              Business Day.......................................................................   68
              Capital Lease......................................................................   68
              Capital Lease Obligation...........................................................   68
              Casualty Insurance Proceeds........................................................   68
              Center.............................................................................   68
              Closing............................................................................   69
              Closing Date.......................................................................   69
              Code...............................................................................   69
              Collateral.........................................................................   69
              Commission.........................................................................   69
              Commitment Amount..................................................................   69
              Commitment Fee.....................................................................   70
              Company............................................................................   70
              Condemnation.......................................................................   70
              Condemnation Proceeds..............................................................   70
              Consolidated Subsidiaries..........................................................   70
              Consolidated Total Assets..........................................................   70
              Contested Center...................................................................   70
              Coupon Rate........................................................................   70
              Current Subsidiaries...............................................................   71
              Default Rate.......................................................................   71
              Designated Number of Installments..................................................   71
              Environmental Engineer.............................................................   71
              Environmental Event................................................................   71
              Environmental Laws.................................................................   72
              Environmental Report...............................................................   72
              ERISA..............................................................................   72
              Evaluation Event...................................................................   72
              Event of Default...................................................................   72
              Exchange Act.......................................................................   72
              Excluded Center....................................................................   72
              Exclusion Notice...................................................................   73
              Executive Officers.................................................................   73
              Financing Statement................................................................   73
              Fiscal Year........................................................................   73
              Fixtures...........................................................................   73
              Funding............................................................................   73
              Funding Date.......................................................................   73
              Funding Period.....................................................................   73
              GAAP...............................................................................   73
              Guaranteeing Subsidiary............................................................   74
              Guaranty...........................................................................   74
              Guaranty Agreements................................................................   74
              Hazardous Materials................................................................   74
              "hereof"...........................................................................   74
              Holder.............................................................................   75

                                     (vi)


              Indebtedness.......................................................................   75
              Indebtedness for Borrowed Money....................................................   75
              Indemnified Parties................................................................   76
              Indemnity Agreements...............................................................   76
              Independent........................................................................   76
              Initial Leases.....................................................................   76
              Initial Center.....................................................................   76
              Initial Site.......................................................................   76
              Insurance Coverage.................................................................   76
              Interest Payment Dates.............................................................   76
              Interest Rate......................................................................   77
              Judgment...........................................................................   77
              Leases.............................................................................   77
              Lien...............................................................................   77
              Lien of the Mortgage...............................................................   77
              Loan to Value Ratio................................................................   77
              MAI Appraiser......................................................................   77
              Majority Holders...................................................................   77
              Market Value.......................................................................   77
              Material Contract..................................................................   78
              Material Development...............................................................   78
              Maturity Date......................................................................   78
              Maximum Lawful Rate................................................................   79
              Monthly Installment Amount.........................................................   79
              Monthly Installments...............................................................   79
              Moody's............................................................................   80
              Mortgage...........................................................................   80
              Mortgage Date......................................................................   80
              Mortgaged Center...................................................................   80
              Mortgaged Property.................................................................   80
              Multiemployer Plan.................................................................   80
              Net Casualty Insurance Proceeds....................................................   80
              Net Condemnation Proceeds..........................................................   80
              New Collateral.....................................................................   80
              Nomination Notice..................................................................   80
              Note Default Premium...............................................................   82
              Noteholders' Value.................................................................   83
              Notes..............................................................................   83
              Obligations........................................................................   83
              Officers' Certificate..............................................................   83
              Operative Documents................................................................   83
              Optional Prepayment Premium........................................................   84
              Other Assets.......................................................................   84
              Other Instruments..................................................................   84
              Payment Date.......................................................................   84
              Permitted Encumbrances.............................................................   84
              Person.............................................................................   85
              Personalty.........................................................................   85
              Plan...............................................................................   86

                                     (vii)

              Potential Event of Default.........................................................   86
              Preliminary Exceptions.............................................................   86
              Preliminary Title Documents........................................................   86
              property...........................................................................   86
              Purchasers.........................................................................   86
              Rating Notice......................................................................   86
              Reduced Prepayment Premium.........................................................   87
              Rejection Notice...................................................................   87
              Release Center.....................................................................   87
              Remaining Collateral...............................................................   87
              Rents..............................................................................   88
              Reporting Media....................................................................   88
              Request for Release................................................................   88
              Required Prepayment................................................................   88
              Securities Act.....................................................................   88
              Senior Secured Note Agreement......................................................   89
              Senior Secured Notes...............................................................   89
              Senior Secured Noteholders.........................................................   89
              Series Required Prepayment.........................................................   89
              Settlement Date....................................................................   89
              Special Prepayment Premium.........................................................   89
              Standard & Poor's..................................................................   90
              Subordination Agreement............................................................   90
              Subsidiary.........................................................................   90
              Substantial Casualty Loss..........................................................   91
              Supplemental Mortgage..............................................................   91
              Survey.............................................................................   91
              Surveyor...........................................................................   91
              Tenant Certificate.................................................................   91
              Title Defect.......................................................................   91
              Title Event........................................................................   91
              Title Opinion......................................................................   91
              Transaction Documents..............................................................   92
              Treasury Based Rate................................................................   92
              Trust..............................................................................   92
              Trustee............................................................................   92
              Valuation Date.....................................................................   92
              Valuation Process..................................................................   92
              Valuation Report...................................................................   93
              Wholly-Owned Subsidiary............................................................   93
              Work...............................................................................   93
      18.2  Accounting Terms.....................................................................   93
      18.3  References to Instruments............................................................   93
      18.4  Singular and Plural..................................................................   93
      18.5  Determination of Outstanding Notes For Certain Purposes..............................   93

(S)19 Expenses...................................................................................   93

(S)20 Survival of Representations and Warranties.................................................   94

                                    (viii)



(S)21 Restriction on Transfer of Notes...........................................................   94

(S)22 Amendment and Waiver.......................................................................   95

(S)23 Notices....................................................................................   96

(S)24 Usury......................................................................................   96

(S)25 Assignment.................................................................................   97

(S)26 Entire Agreement...........................................................................   97

(S)27 Governing Law..............................................................................   97

(S)28 Headings...................................................................................   97

(S)29 Multiple Counterparts......................................................................   97

(S)30 Severability...............................................................................   97

                                     (ix)

                        List of Schedules and Exhibits

Schedule I - Schedule of Purchasers

Exhibit A  - Variable Issue Senior Secured Note

Exhibit B  - Amendment No. 2 to Note Purchase Agreement

Exhibit C  - Officers' Certificate to Establish Funding Dates

Exhibit D  - Officers' Certificate at the Closing

Exhibit E  - Certificate of the Secretary of the Trust at the Closing

Exhibit F  - Certificate of the Secretary of the Trust as to Certain Instruments

Exhibit G  - Deed of Trust, Assignment of Rents, Security Agreement and
             Financing Statement

Exhibit H  - Agreement of Guaranty

Exhibit I  - Certificate of the Secretary of a Current Subsidiary

Exhibit J  - Officers' Certificate at Funding

Exhibit K  - Certificate of the Secretary of the Trust at Funding

Exhibit L  - Opinion of Andrews & Kurth L.L.P.

Exhibit M  - Opinion of Fulbright & Jaworski L.L.P.

Exhibit N  - Description of Indebtedness for Borrowed Money of the Trust and
             Subsidiaries

Exhibit O  - Description of Liens on Other Assets

Exhibit P  - List of Subsidiaries of the Trust

Exhibit Q  - Description of Insurance With Respect to the Mortgaged Centers

Exhibit R  - Supplemental Deed of Trust, Assignment of Rents, Security Agreement
             and Financing Statement

Exhibit S  - Officers' Certificate to Request Release From Guaranty Agreement

Exhibit T  - Release From Guaranty

Exhibit U  - Subordination, Non-Disturbance and Attornment Agreement

                                      (x)

Exhibit V  - Tenant Estoppel Certificate

Exhibit W  - Title Opinion

Exhibit X  - Indemnity Agreement (Northway Center)

Exhibit Y  - Indemnity Agreement (El Dorado Center)

                                     (xi)

                          WEINGARTEN REALTY INVESTORS
                           2600 Citadel Plaza Drive
                              Houston Texas 77008

                                 April 1, 1994

To the Purchasers
c/o American General Corporation
2929 Allen Parkway
Houston, Texas 77019

Ladies and Gentlemen:

  Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), hereby agrees with each of you, and with each other Holder from time to time, as follows:

  (S) 1 The Notes.

  (a) Authorization of Notes. The Trust has duly authorized the issue and sale of not more than $30,000,000 aggregate principal amount of the Notes, which shall be issuable in not more than six series.

  (b) Limitations on Aggregate Principal Amount. The aggregate principal amount of the Notes shall be limited to the aggregate principal amount of Notes that are issued and sold pursuant to this Agreement and outstanding on the date on which the Funding Period terminates; and the aggregate principal amount of the Notes of each series shall be limited to the aggregate principal amount of Notes of that series that are issued and sold pursuant to this Agreement at the Funding for Notes of that series.

  (c) Designations of Series of Notes. The Notes of each series shall be designated by a capital letter of the Roman alphabet so as to distinguish Notes of that series from all other Notes.

  (d) Maturity Dates. The aggregate unpaid principal amount of the outstanding Notes of each series, and accrued and unpaid interest on such aggregate unpaid principal amount, shall become due and payable on the Maturity Date for Notes of that series (or, if such Maturity Date is not a Business Day, on the next Business Day) unless such aggregate unpaid principal amount, and accrued and unpaid interest on such aggregate unpaid principal amount, shall earlier have become due and payable pursuant to this Agreement.

  (e) Interest Rates. The unpaid portion of the principal amount of each outstanding Note of each series shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) from the date of such Note until the unpaid portion of the principal amount of such Note becomes due and payable at a rate per annum equal to the Interest Rate for Notes of that series, provided that if, pursuant

To the Purchasers
April 1, 1994
Page 2

to any provision of this Agreement, any part of the unpaid portion of such principal amount shall bear interest during any period at a rate per annum equal to the Default Rate for Notes of that series, then such part shall not also bear interest during that period at the Interest Rate for Notes of that series.

  (f) Payment of Interest Accruing During the Funding Period. Unless such accrued and unpaid interest shall earlier have become due and payable pursuant to this Agreement, unpaid interest, accrued to the date on which the same becomes due and payable, on the unpaid portion of the principal amount of each outstanding Note of each series shall be due and payable on each of the Interest Payment Dates that follows the Funding Date for Notes of that series (or, if such Interest Payment Date is not a Business Day, on the next Business Day).

  (g) Interest on Past Due Interest Accruing During the Funding Period. If any portion of the amount of any interest that becomes due and payable pursuant to
(S) l(f) to the Holder of any outstanding Note of any series is not paid on the date such amount becomes due and payable pursuant to (S) l(f), the portion of such amount that was not paid shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) from that date until the date such portion is paid at a rate per annum equal to the Default Rate for Notes of that series. Accrued and unpaid interest on the portion of such amount that is not paid on the date such amount becomes due and payable pursuant to (S) l(f) shall be due and payable on demand.

  (h) Payment of Principal and Interest in Monthly Installments Following the Termination of the Funding Period. Following the date on which the Funding Period terminates, the unpaid portion of the principal amount of each outstanding Note, and accrued and unpaid interest on the unpaid portion of such principal amount, shall be due and payable in consecutive monthly installments unless the unpaid portion of such principal amount and such accrued and unpaid interest shall earlier have become due and payable pursuant to this Agreement.

  (i) Application of Monthly Installments. The amount of each Monthly Installment for any outstanding Note of any series shall be applied first to the payment of unpaid interest, accrued to the date on which such Monthly Installment becomes due and payable, on the unpaid portion of the principal amount of such Note, and the balance of the amount of that Monthly Installment shall be applied to the payment of the unpaid portion of such principal amount.

  (j) Due Dates of Monthly Installments. The first Monthly Installment for each outstanding Note of each series shall be due and payable on March 27, 1995, and a subsequent Monthly Installment for such Note shall be due and payable on the same day of each succeeding month (or, if such day is not a Business Day, on the next Business Day) until the unpaid portion of the principal amount of such Note, and accrued and unpaid interest on the unpaid portion of such principal amount, are paid.

  (k) Amounts of Monthly Installments. Each Monthly Installment for each outstanding Note of each series shall be in an amount necessary to pay the

To the Purchasers
April 1, 1994
Page 3

original principal amount of such Note, and unpaid interest, accrued from February 27, 1995, to the date on which such Monthly Installment becomes due and payable pursuant to (S) l(j), on the unpaid portion of the principal amount of such Note, in consecutive monthly installments that are equal in number to the Designated Number of Installments for Notes of that series and that are as nearly equal in amount as possible, assuming for purposes of determining such amount that (i) the first of such consecutive monthly installments is due and payable on March 27,1995, (ii) one of such consecutive monthly installments is due and payable on the same day of each succeeding month through and including the Maturity Date for Notes of that series, (iii) the amount of each of such consecutive monthly installments is applied f1rst to the payment of such accrued and unpaid interest, and (iv) the balance of each of such consecutive monthly installments is applied to the payment of the unpaid portion of the principal amount of such Note.

  (l) Interest on Past Due Monthly Installments. If any portion of the amount of any Monthly Installment for any outstanding Note of any series is not paid on the date such Monthly Installment becomes due and payable pursuant to (S) 1(j), the portion of such amount that was not paid shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) from that date until the date such portion is paid at a rate per annum equal to the Default Rate for Notes of that series. Accrued and unpaid interest on the portion of such amount that is not paid on the date such amount becomes due and payable pursuant to
(S) l(j) shall be due and payable on demand.

  (m) Dating of Notes. The Notes of each series shall be dated the Funding Date for Notes of that series.

  (n) Form of Notes. Each Note shall be substantially in the form of Exhibit A, with appropriate insertions as indicated in such form.

  (o) Execution of Notes. Each Note shall be executed on behalf of the Trust by a duly authorized officer of the Trust.

  (p) Numbering of Notes. The Notes of each series shall be consecutively numbered in the order of their issuance.

  (S) 2 The Closing.

  (a) Time and Place of the Closing. This Agreement is being executed and delivered by the Trust and by each Purchaser at the Closing, but is effective as of the date hereof.

  (b) Execution and Delivery of the Amendment. At the Closing, the Trust shall execute and deliver to each Purchaser and to each of the Senior Secured Noteholders (or their respective successors), and (subject to the terms and conditions contained in this Agreement) each Purchaser shall cause each of the Senior Secured Noteholders (or their respective successors) to execute and deliver to the Trust and to

To the Purchasers
April 1, 1994
Page 4

each Purchaser, the Amendment dated the Closing Date and substantially in the form of Exhibit B.

  (S) 3 The Fundings.

  (a) Procedure for Establishing Funding Dates. Not more than 30 days, nor fewer than five Business Days, before the Funding Date for Notes of any series, the Trust shall deliver to each of you a single Officers' Certificate dated the date of delivery thereof, substantially in the form of Exhibit C, with appropriate insertions as indicated in such form, and stating:

    (i) that the Trust thereby notifies each Purchaser that the Trust intends to issue and sell Notes of that series;

    (ii) the date for the issue and sale of the Notes of that series, which date shall be a Business Day (x) after the Closing Date and (y) before the date on which the Funding Period terminates;

    (iii) the date upon which the aggregate unpaid principal amount of the outstanding Notes of that series, and accrued and unpaid interest on such aggregate unpaid principal amount, shall become due and payable unless such aggregate unpaid principal amount shall earlier have become due and payable pursuant to this Agreement, which date shall be an Available Maturity Date;

    (iv) the aggregate principal amount of Notes of that series, which aggregate principal amount shall be (x) not more than the Commitment Amount at such Funding Date, (y) not less than $5,000,000 and (z) an integral multiple of $1,000,000; and

    (v) the designation of the Notes of that series, which shall be made in accordance with (S) l(c).

  (b) One Series of Notes on Any Funding Date; Uniformity of Notes of a Particular Series. On the Funding Date for Notes of any series, no Notes other than Notes of that series shall be issued and sold. The Maturity Date and the Interest Rate for each Note of that series shall be identical.

  (c) Termination of Funding Period. No Funding Date shall occur on or after the termination of the Funding Period; none of you shall have any obligation to purchase Notes of any series on or after the date on which the Funding Period terminates; and no Notes shall be issued on or after the termination of the Funding Period, except pursuant to (S) 11.

  (d) Determination of Principal Amount of Notes to be Purchased by Each Purchaser. Before the Funding Date for Notes of any series, each Purchaser shall

To the Purchasers
April 1, 1994
Page 5

give written notice to the Trust stating the principal amount of Notes of that series that such Purchaser intends to purchase on such Funding Date, subject to the terms and conditions contained in this Agreement. Such notice may state that such Purchaser intends to purchase (i) none of the Notes of that series, (ii) the aggregate principal amount of Notes of that series, or (iii) any principal amount of Notes of that series that is not less than $1,000,000 nor more than the aggregate principal amount of Notes of that series, provided that each Purchaser agrees that the sum of the respective principal amounts stated in such notices shall equal the aggregate principal amount of Notes of that series.

  (e) Sale and Purchase of Notes at Each Funding. If any notice given by any Purchaser pursuant to (S) 3(d) shall state that such Purchaser intends to purchase a principal amount of Notes of any series, then, at the Funding Date for Notes of that series, the Trust shall issue and sell to such Purchaser, and (subject to the terms and conditions contained in this Agreement) such Purchaser shall purchase from the Trust, a single Note of that series in the principal amount so stated in that notice. The purchase price for such Note shall be 100% of the principal amount thereof. Such Note shall be registered in the name of such Purchaser (or, if such Purchaser so requests before the Funding Date for Notes of that series, in the name of such Purchaser's nominee) and shall be delivered to such Purchaser's representative against delivery by such Purchaser to the Trust of immediately available funds in the amount of the purchase price for such Note.

  (f) Failure to Deliver; Non-Fulfillment of Conditions to Funding. If, at the Funding for Notes of any series, the Trust shall fail to deliver to any Purchaser the Note to be purchased by such Purchaser at such Funding, or if at such Funding any of the conditions contained in (S) 5 shall not have been fulfilled to the satisfaction of each Purchaser, each Purchaser may, by written notice to the Trust, elect to be relieved of any further obligation or liability to purchase the Note to be purchased by such Purchaser at such Funding, without thereby waiving any other rights that such Purchaser may have by reason of such failure or non-fulfillment (including, without limitation, the rights of such Purchaser pursuant to (S) 3(g)).

  (g) Payment of Commitment Fee. If the Commitment Amount at the date on which the Funding Period terminates is greater than zero, then, on the first Business Day after that date, the Trust shall pay to American General Corporation, for the accounts of the several Purchasers, the Commitment Fee at that date. Notwithstanding the foregoing provisions of this (S) 3(g), if, at the Funding for Notes of any series, (i) each of the conditions contained in (S) 5 shall have been fulfilled to the satisfaction of each Purchaser, (ii) the Trust shall have delivered to each Purchaser the Note to be purchased by such Purchaser at such Funding, and (iii) any Purchaser shall have failed to purchase the Note to be purchased by such Purchaser at such Funding, the amount payable pursuant to the first sentence of this (S) 3(g) shall be reduced by the product obtained by multiplying (x) the principal amount of the Note that such Purchaser so failed to purchase times (y) 2%. Any payment pursuant to this (S) 3(g) is in consideration of the agreement of each Purchaser stated in the proviso to the last
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To the Purchasers
April 1, 1994
Page 6

sentence of (S) 3(d) and is not intended to constitute compensation for the use, forbearance or detention of money.

  (h) Interest on Past Due Commitment Fee. If any portion of any amount payable pursuant to (S) 3(g) is not paid on the Business Day specified in (S) 3(g), the portion of such amount that was not paid shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) from such Business Day until the date such portion is paid at the rate of 10% per annum. Accrued and unpaid interest on the portion of such amount that is not paid on such Business Day shall be due and payable on demand.

  (S) 4 Conditions to the Closing. Your respective obligations to cause each of the Senior Secured Noteholders to execute and deliver the Amendment at the Closing is subject to the fulfillment, to the satisfaction of each of you, of the following conditions:

  (S) 4.1 Representations and Warranties True as of the Closing. The representations and warranties of the Trust contained in this Agreement shall be true and correct at the Closing with the same effect as though made at the Closing.

  (S) 4.2 Performance; No Default. At the Closing, (i) the Trust shall have performed and complied with all agreements and conditions contained in this Agreement that are required to be performed or complied with by the Trust before or at the Closing and (ii) no Event of Default or Potential Event of Default shall exist.

  (S) 4.3 Certificates. At the Closing, the Trust shall have delivered to each of you:

    (a) an Officers' Certificate dated the Closing Date, substantially in the form of Exhibit D and certifying that the conditions specified in (S)(S) 4.1 and 4.2 have been fulfilled;

    (b) a certificate of the Secretary of the Trust dated the Closing Date, substantially in the form of Exhibit E, with appropriate insertions as indicated in such form, and certifying (i) the incumbency of each of the officers of the Trust who execute this Agreement, the Mortgage or the Amendment on behalf of the Trust, (ii) the adoption by the Board of Trust Managers of the Trust of resolutions, in the form attached to such certificate, authorizing (w) the execution and delivery by the Trust of this Agreement, the Amendment, and the Mortgage, (x) the issue and sale by the Trust pursuant to this Agreement of not more than $30,000,000 aggregate principal amount of the Notes, (y) the fulfillment by the Trust of the conditions contained in (S)(S) 4 and 5, and (z) a named officer of the Trust to (1) determine the Funding Date for the Notes of each series, the Maturity Date for the Notes of each series, and the aggregate principal amount of the Notes of each series and (2) execute and deliver on behalf of the Trust (A) each Note that the Trust becomes obligated to issue and sell pursuant

To the Purchasers
April 1, 1994
Page 7

  to this Agreement and (B) each document that the Trust is required by this Agreement to execute and deliver as a condition to your respective obligations to purchase Notes of that series, and (iii) that such resolutions have not been amended or rescinded by the Board of Trust Managers of the Trust since the date of their adoption, which date shall be specified in such certificate, and are in full force and effect at the Closing Date; and

    (c) a certificate of the Secretary of the Trust dated the Closing Date, substantially in the form of Exhibit F, with appropriate insertions as indicated in such form, and certifying that (i) the copy of the Trust's Restated Declaration of Trust certified by the County Clerk of Harris County, Texas, and attached to such certificate is a true and complete copy of such Declaration of Trust as in effect at the Closing Date and (ii) the copy of the bylaws of the Trust attached to such certificate is a true and complete copy of such bylaws as in effect at that date.

  (S) 4.4 Legal Investment. On the Closing Date:

    (a) your respective purchases of Notes pursuant to this Agreement (i) shall not be prohibited by any applicable law or governmental regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), (ii) shall not subject any of you to any penalty or, in your respective reasonable judgments, any other onerous condition under any applicable law or governmental regulation, and (iii) shall be permitted by the laws and governmental regulations of the jurisdictions to which you, respectively, are subject, without recourse to provisions (such as Article
  3.33 Sec. 4(o) of the Texas Insurance Code) permitting limited investments by life insurance companies in securities not otherwise legally eligible for investment; and

    (b) the Trust shall have delivered to each of you, if requested by any of you at least two Business Days before the Closing Date, an Officers' Certificate dated the Closing Date, satisfactory in form and substance to you and your special counsel, and certifying to such matters of fact as any of you may request to determine fulfillment of the condition specified in (S) 4.4(a).

  (S) 4.5 Compliance With Securities Laws. At the Closing, (i) the offering of the Notes shall have complied with all applicable requirements of Federal and state securities laws, and (ii) each of you shall have received such evidence of compliance, in form and substance satisfactory to each of you, as any of you may request.

  (S) 4.6 Proceedings and Documents. At the Closing, (i) all proceedings in connection with the transactions contemplated by this Agreement and all documents incident to such transactions shall be satisfactory to each of you, and (ii) each of you shall have received such counterpart originals or certified or other copies of such documents as any of you may reasonably request.
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To the Purchasers
April 1, 1994
Page 8

  (S) 4.7 Legal Fees. At the Closing, the Trust shall have paid the reasonable fees, expenses and disbursements of your special counsel, Fulbright & Jaworski L.L.P., incurred through the Closing Date in connection with this Agreement and the transactions contemplated hereby, including, without limitation, the preparation of the Amendment.

  (S) 4.8 Prior Delivery of Documents Pertaining to the Initial Centers. Before the Closing Date, the Trust shall have delivered to each of you:

    (a) an Officers' Certificate that (i) is dated the date of delivery thereof,
  (ii) identifies, by name and location, each of the Centers to be included in the Mortgaged Property at the Closing Date, (iii) sets forth (x) in reasonable detail, a narrative description of each of those Centers, including a statement of the dimensions, character of construction, and current and proposed use of each material improvement that comprises a part of such Center, and (y) a sufficient legal description of the tract of land that comprises a part of such Center, (iv) identifies, by date, term and identity of the lessee, each Lease with respect to each of those Centers that is in effect at the date of such Officers' Certificate, (v) identifies, by date, term and identity of the party or parties thereto (other than the Trust), each Material Contract with respect to each of those Centers, (vi) identifies, by name of the issuer, amount of coverage, file number, policy number, date of policy, name of the insured, and the name of the Center that includes the Base Real Property title to which is covered by such policy, a Base Title Policy with respect to each of those Centers, and (vii) certifies that a true and complete copy of each of those Base Title Policies is delivered with such Officers' Certificate;

    (b) an abstractor's search certificate (i) covering the Base Real Property with respect to each Initial Center, (ii) stating a search period from and including the date of the Base Title Policy with respect to such Center to and including a date not more than 30 days before the Closing Date, and (iii) identifying each document that affects such Base Real Property and was filed of record during such search period;

    (c) a name search certificate issued by Stewart Title Company stating that, as of a date not more than 30 days before the Closing Date, there was no record on file in the Office of the County Clerk of Harris County, Texas, or in the office of the County Clerk of Fort Bend County, Texas, of any abstract of judgment, federal lien or state tax lien with respect to which the Trust is the debtor;

    (d) a Title Opinion with respect to each Initial Center, which Title Opinion shall be (i) dated the date of such Officers' Certificate and (ii) addressed to each of you;

To the Purchasers
April 1, 1994
Page 9

    (e) a true and complete copy of each instrument listed in any of such Title Opinions as an encumbrance on, or defect in title to, any Initial Center;

    (f) a survey by a Surveyor of each Initial Site consisting of (i) a map or plat of such Initial Site that (x) is based on an on-the-ground survey of such Initial Site that was made by such Surveyor not more than 90 days before the Closing Date, (y) sets forth the as-built location of each improvement that is located on such Initial Site and (z) was prepared in accordance with all other current standards and specifications of the Texas Society of Professional Surveyors for a category lA land title survey, (ii) a written legal description of such Initial Site prepared by such Surveyor, and (iii) a certificate of such Surveyor (w) signed and sealed by such Surveyor, (x) dated not more than 90 days before the Closing Date, (y) certifying to each of you
  (1) the accuracy of such map or plat, (2) the accuracy of such legal description, and (3) compliance by such survey with such standards and specifications, and (z) stating that, except as shown on such map or plat, (1) there are no visible encroachments by any improvement that is located on such Initial Site onto adjoining premises, streets or alleys, (2) there are no visible encroachments onto such Initial Site by any improvement from adjoining premises, (3) there are no encroachments onto any easement, building setback line or other restricted area by any improvement that is located on such Initial Site, (4) such Initial Site has access to and from a dedicated public roadway, and (5) no part of such Initial Site is situated in a flood hazard or flood plain area that is designated as such by, or in accordance with criteria established by authority of, the Federal Insurance Administration or any other governmental authority having jurisdiction;

    (g) a written report by the Environmental Engineer of its Phase I environmental audit of each Initial Center that (i) is dated not more than 60 days before the Closing Date, (ii) is duly executed on behalf of the Environmental Engineer, (iii) contains a statement, in reasonable detail, of the scope of such audit, (iv) states that such audit was conducted not more than 90 days before the Closing Date, (v) is accompanied by a letter from such Environmental Engineer to the Purchasers stating that you are entitled to rely upon such report in connection with your respective purchases of Notes pursuant to this Agreement, and (vii) evidences, to the reasonable satisfaction of each of you, that each Initial Center meets the requirements of (S) 6.24;

    (h) a true and complete copy of each Initial Lease that is an Anchor Lease with respect to any Initial Center;

    (i) an executed and acknowledged counterpart of a Tenant Certif1cate dated as of a date not more than 45 days before the Closing Date, substantially in the form of Exhibit V (with such changes therein, if any, as

To the Purchasers
April 1, 1994
Page 10

  shall have been approved by the lessee named therein and each of you), and with appropriate insertions as indicated in such form, for each Initial Lease that is an Anchor Lease with respect to any Initial Center;

    (j) an executed and acknowledged counterpart of a Subordination Agreement dated as of a date not more than 45 days before the Closing Date, substantially in the form of Exhibit U (with such changes therein, if any, as shall have been approved by the lessee named therein and each of you), and with appropriate insertions as indicated in such form, for each Initial Lease that is an Anchor Lease with respect to any Initial Center;

    (k) a true and complete copy of each Material Contract with respect to each Initial Center; and

    (l) either (i) a tax certificate issued pursuant to Section 31.08 of the Texas Tax Code for each taxing unit that is entitled to a lien for unpaid taxes on the Base Real Property with respect to any of the Initial Centers, which tax certificates shall collectively evidence that there are no delinquent taxes, penalties or interest due on such Base Real Property according to the records of such taxing unit, or (ii) other evidence reasonably satisfactory to each of the Purchasers that there are no delinquent taxes, penalties or interest due on such Base Real Property.

  (S) 4.9 Prior Delivery of Evidence of Property Insurance. Before the Closing Date, the Trust shall have delivered to each of you a certificate or certificates of insurance, in form satisfactory to each of you, evidencing that the Trust is insured against those risks described in Exhibit Q with respect to each of the Initial Properties. At the Closing, such certiticate or certificates shall collectively evidence, to the reasonable satisfaction of each of you, that the Trust is in compliance with (S) 10.6.

  (S) 4.10 Prior Execution and Delivery of the Mortgage, the Financing Statement and the Other Instruments. Before the Closing Date:

    (a) the Trust shall have executed, acknowledged and delivered to each of you multiple counterparts of the Mortgage dated to be effective on the Closing Date, substantially in the form of Exhibit G (with such changes therein, if any, as shall have been approved by the Trust and each of you), with Attachment A thereto completed to include a sufficient legal description of each of the Initial Sites, with Attachment B thereto completed to include a sufficient description of each of the Initial Leases, and with Attachment C thereto completed to include each of the Approved Encumbrances;

    (b) the Trust shall have executed and delivered to your special counsel a financing statement naming the Trust as debtor and each of you as a secured party and otherwise in form and substance reasonably satisfactory to each of you and to your special counsel; and

To the Purchasers
April 1, 1994
Page 11

    (c) the Trust shall have executed and delivered to your special counsel such other instruments as may be required to be recorded or filed to perfect, make effective and establish, or to preserve the priority of, the Lien of the Mortgage, each of such other instruments to likewise be in form and substance reasonably satisfactory to each of you and to your special counsel.

  (S) 4.11 Filing and Recordation. At the Closing:

    (a) a counterpart of the Mortgage that was executed, acknowledged and delivered pursuant to (S)4.10(a) shall have been filed in each of the Official Public Records of Real Property of Harris County, Texas, and in the Official Records of Fort Bend County, Texas;

    (b) the Financing Statement shall have been f1led in the Uniform Commercial Code Records of the Secretary of State of the State of Texas;

    (c) a counterpart of each Subordination Agreement that was executed, acknowledged and delivered pursuant to (S)4.8(j) for any Lease with respect to any Center located in Harris County, Texas, shall have been filed in the Official Public Records of Real Property of Harris County, Texas, and a counterpart of each Subordination Agreement that was executed, acknowledged and delivered pursuant to (S)4.8(j) for any Lease with respect to any Center located in Fort Bend County, Texas, shall have been filed in the Official Records of Fort Bend County, Texas;

    (d) each of the Other Instruments shall have been recorded or filed in such manner and in such places as may be required to perfect, make effective and establish, or to preserve the priority of, the Lien of the Mortgage;

    (e) all taxes, fees and other charges imposed with respect to the recording or filing of any of the documents referred to in (S) 4.11(a), (b), (c) or (d) shall have been paid by or on behalf of the Trust; and

    (f) each of you shall have received evidence of the recording or filing of each of the documents referred to in (S)4.11(a), (b), (c) and (d) and of the payment of the taxes, fees and other charges referred to in (S)4.11(e).

  (S)4.12 Execution and Delivery of Guaranty Agreements by Current Subsidiaries. At the Closing, each of the Current Subsidiaries (other than Weingarten Properties Trust) shall have delivered to each of you:

    (a) a counterpart of an Agreement of Guaranty dated the Closing Date, executed by such Current Subsidiary, and substantially in the

To the Purchasers
April 1, 1994
Page 12

  form of Exhibit H (with such changes therein, if any, as shall have been approved by such Current Subsidiary and each of you); and

    (b) a certificate of the Secretary of such Current Subsidiary dated the Closing Date, substantially in the form of Exhibit I, with appropriate insertions as indicated in such form, and certifying (i) the incumbency of the officer of such Current Subsidiary who executes such Agreement of Guaranty on behalf of such Current Subsidiary, (ii) the adoption by the Board of Directors of such Current Subsidiary of resolutions, in the form attached to such certificate, (x) determining that the execution and delivery of such Agreement of Guaranty will benefit, directly or indirectly, such Current Subsidiary and
  (y) authorizing the execution and delivery of such Agreement of Guaranty by such Current Subsidiary, and (iii) that such resolutions have not been amended or rescinded by the Board of Directors of such Current Subsidiary since the date of their adoption, which date shall be specified in such certificate, and are in full force and effect at the Closing Date.

  (S)4.13 Prior Delivery of Search Certificate. Before the Closing Date, the Trust shall have delivered to your special counsel a certificate of Capitol Services, Inc. stating that, as of a date not more than five Business Days before the Closing Date, there was no financing statement on file in the Uniform Commercial Code Records of the Secretary of State of the State of Texas that (i) named the Trust as debtor and (ii) identified as collateral any part of any of the Initial Centers or any Additional Rights with respect to any Initial Center.

  (S)4.14 Execution and Delivery of Indemnity Agreements. At the Closing, the Trust shall have executed and delivered to each of you multiple counterparts of:

    (a) an Indemnity Agreement dated the Closing Date and substantially in the form of Exhibit X (with such changes therein, if any, as shall have been approved by the Trust and each of you); and

    (b) an Indemnity Agreement dated the Closing Date and substantially in the form of Exhibit Y (with such changes therein, if any, as shall have been approved by the Trust and each of you).

  (S)5 Conditions to Each Funding. Your respective obligations to purchase Notes of any series is subject to the fulfillment, to the satisfaction of each of you, of the following conditions:

  (S)5.1 Representations and Warranties True as of Funding. The representations and warranties of the Trust contained in this Agreement shall be true and correct at the Funding for Notes of that series with the same effect as though made at such Funding.
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To the Purchasers
April 1, 1994
Page 13

  (S) 5.2 Performance; No Default. At the Funding for Notes of that series, (i) the Trust shall have performed and complied with all agreements and conditions contained in this Agreement that are required to be performed or complied with by the Trust before or at such Funding and (ii) no Event of Default or Potential Event of Default shall exist.

  (S) 5.3 Certificates. At the Funding for Notes of that series, the Trust shall have delivered to each of you:

    (a) an Officers' Certificate dated the Funding Date for Notes of that series, substantially in the form of Exhibit J, with appropriate insertions as indicated in such form, and certifying that the conditions specified in
  (S)(S) 5.1 and 5.2 have been fulfilled;

    (b) a certificate of the Secretary of the Trust dated such Funding Date, substantially in the form of Exhibit K, with appropriate insertions as indicated in such form, and certifying (i) the incumbency of each of the officers of the Trust who (x) executed the Officers' Certificate delivered pursuant to (S) 3(a) pursuant to which the Trust notified each Purchaser of the intention of the Trust to issue and sell Notes of that series or (y) executes and delivers on behalf of the Trust (1) each Note that is being issued and sold on such Funding Date and (2) each document that the Trust is required by this Agreement to execute and deliver as a condition to your respective obligations to purchase Notes of that series and (ii) that the resolutions adopted by the Board of Trust Managers of the Trust and attached to the certificate delivered pursuant to (S) 4.3(b) have not been amended or rescinded by the Board of Trust Managers of the Trust and are in full force and effect at such Funding Date; and

    (c) a certificate of the Secretary of the Trust dated such Funding Date, substantially in the form of Exhibit F, with appropriate insertions as indicated in such form, and certifying that (i) the copy of the Trust's Restated Declaration of Trust certified by the County Clerk of Harris County, Texas, and attached to such certificate is a true and complete copy of such Declaration of Trust as in effect at such Funding Date and (ii) the copy of the bylaws of the Trust attached to such certif1cate is a true and complete copy of such bylaws as in effect at that date.

  (S) 5.4 Legal Investment. On the Funding Date for Notes of that series:

    (a) your respective purchases of Notes pursuant to this Agreement (i) shall not be prohibited by any applicable law or governmental regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), (ii) shall not subject any of you to any penalty or, in your respective reasonable judgments, any other onerous condition under any applicable law or governmental regulation, and (iii) shall be permitted by the laws and governmental regulations of the

To the Purchasers
April 1, 1994
Page 14

  jurisdictions to which you, respectively, are subject, without recourse to provisions (such as Article 3.33 Sec. 4(o) of the Texas Insurance Code) permitting limited investments by life insurance companies in securities not otherwise legally eligible for investment; and

    (b) the Trust shall have delivered to each of you, if requested by any of you at least two Business Days before such Funding Date, an Officers' Certificate dated such Funding Date, satisfactory in form and substance to you and your special counsel, and certifying to such matters of fact as any of you may request to determine fulfillment of the condition specified in (S) 5.4(a).

  (S) 5.5 Compliance with Securities Laws. At the Funding for Notes of that series, (i) the offering of the Notes shall have complied with all applicable requirements of Federal and state securities laws, and (ii) each of you shall have received such evidence of compliance, in form and substance satisfactory to each of you, as any of you may request.

  (S) 5.6 Proceedings and Documents. At the Funding for Notes of that series,
(i) all proceedings in connection with the transactions contemplated by this Agreement and all documents incident to such transactions shall be satisfactory to each of you, and (ii) each of you shall have received such counterpart originals or certified or other copies of such documents as any of you may reasonably request.

  (S) 5.7 Legal Fees. At the Funding for Notes of that series, the Trust shall have paid the reasonable fees, expenses and disbursements of your special counsel, Fulbright & Jaworski L.L.P., incurred through the Funding Date for Notes of that series in connection with this Agreement and the transactions contemplated hereby.

  (S) 5.8 Opinion of Counsel for the Trust. At the Funding for Notes of that series, each Purchaser that has given a notice pursuant to (S) 3(d) stating that such Purchaser intends to purchase a principal amount of Notes of that series shall have received the opinion of Andrews & Kurth L.L.P., counsel to the Trust, which opinion shall (i) be dated the Funding Date for Notes of that series, (ii) be addressed to such Purchaser, and (iii) be substantially in the form of Exhibit L.

  (S) 5.9 Opinion of Your Special Counsel. At the Funding for Notes of that series, each Purchaser that has given a notice pursuant to (S) 3(d) stating that such Purchaser intends to purchase a principal amount of Notes of that series shall have received the opinion of Fulbright & Jaworski L.L.P., your special counsel, which opinion shall (i) be dated the Funding Date for Notes of that series, (ii) be addressed to such Purchaser, (iii) be substantially in the form of Exhibit M, and (iv) address such other legal matters with respect to the transactions contemplated by this Agreement as any of you may reasonably request.

  (S) 5.10 Supplemental Title Opinions. At the Funding for Notes of that series, the Trust shall deliver to each of you:
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    (a) an abstractor's search certificate (i) covering the Base Real Property with respect to each Mortgaged Center, (ii) stating a search period from the day preceding the last day of the search period stated in the abstractor's search certificate covering such Base Real Property that was delivered pursuant to (S)4.8(b) to and including a date not more than 15 days before the Funding Date for Notes of that series, and (iii) identifying each document that affects such Base Real Property and was filed of record during such search period;

    (b) a name search certificate issued by Stewart Title Company stating that, as of a date not more than 15 days before the Funding Date for Notes of that series, there was no record on file in the Office of the County Clerk of Harris County, Texas, or in the office of the County Clerk of Fort Bend County, Texas, of any abstract of judgment, federal lien or state tax lien with respect to which the Trust is the debtor; and

    (c) a Title Opinion with respect to each Mortgaged Center, which Title Opinion shall be (i) dated the Funding Date for Notes of that series and (ii) addressed to each of you.

  (S) 5.11 Prior Fulfillment of Conditions to the Closing. Before the Funding for Notes of that series, each of the conditions contained in (S) 4 shall have been fulfilled to the satisfaction of each Purchaser.

  (S) 6 Representations and Warranties of the Trust. The Trust represents and warrants to each of you that:

  (S) 6.1 Organization of the Trust. The Trust has been duly organized as a real estate investment trust under the Texas Real Estate Investment Trust Act, is validly existing and in good standing under the laws of the State of Texas, and has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into and perform its obligations under each of this Agreement and the Mortgage, to enter into the Amendment, to perform its obligations under the Amended Senior Secured Note Agreement, and to issue and sell the Notes.

  (S) 6.2 Tax Status of the Trust. For each taxable year or portion thereof since the date of its organization, and for the current taxable year, the Trust has satisfied the requirements of the Code to be taxed as a "real estate investment trust", within the meaning of section 856 of the Code.

  (S) 6.3 Qualification. The Trust is duly qualified to transact business and is in good standing as a foreign real estate investment trust, and each Subsidiary is duly qualified to transact business and is in good standing as a foreign corporation, in each jurisdiction where its ownership, leasing or operation of properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, either individually or in the aggregate, have a material adverse effect on the
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business, condition (financial or otherwise), assets, or operations of the Trust and the Subsidiaries, taken as a whole.

  (S)6.4 Business. The Trust has delivered to each of you complete and correct copies of (i) its Annual Report on Form 10-K for each of its fiscal years ended December 31, 1990, 1991, 1992 and 1993, as filed with the Commission, (ii) its Annual Report to Shareholders for the fiscal year ended December 31, 1993, (iii) the Proxy Statement for its annual meeting of Shareholders held April 28, 1994, and (iv) its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1994. The Trust's Annual Report on Form 10-K for its fiscal year ended December 31, 1993, such Annual Report to Shareholders, such Proxy Statement and such Quarterly Report on Form 10-Q, taken together, correctly describe, in all material respects as of the respective dates thereof, the business conducted or proposed to be conducted by the Trust.

  (S)6.5 Financial Statements. The f1nancial statements included in any of the Annual Reports on Form 10-K that are referred to in (S)6.4, and the financial statements included in the Quarterly Report on Form 10-Q that is referred to in
(S)6.4, have (except as otherwise specified therein) been prepared in accordance with GAAP applied on a consistent basis throughout the periods specified and present fairly the consolidated f1nancial position of the Trust and the Subsidiaries on the respective dates specif1ed and the results of operations and changes in f1nancial position of the Trust and the Subsidiaries for the respective periods specif1ed.

  (S)6.6 Chances. Since December 31, 1993, there has been no Material Development and there has been no material adverse change in the business, condition (f1nancial or otherwise), assets, or operations of the Trust and the Subsidiaries, taken as a whole. During the period from December 31, 1993, to the Closing Date, the Trust did not, directly or indirectly, declare, order, pay or set apart for distribution any amount (whether in cash, property or securities) on any shares of beneficial interest in the Trust, except regular quarterly cash dividends, the aggregate amount of which did not exceed $29,684,500.

  (S)6.7 Tax Returns and Payments. The Trust and the Subsidiaries have filed all tax returns required by law to be filed and have paid all taxes, assessments and other governmental charges or levies upon the Trust, the Subsidiaries or any of their respective properties, assets, income or franchises that are due and payable and the failure to file or pay which would have a material adverse effect on the business, condition (financial or otherwise), assets, or operations of the Trust and the Subsidiaries, taken as a whole. The Federal income tax liability of the Trust and the Subsidiaries has been finally determined by the Internal Revenue Service and satisfied, or the time for audit has expired, for all fiscal periods through the fiscal year ended December 31, 1989. To the knowledge of each of the Executive Officers after due inquiry, the charges, accruals and reserves on the books of the Trust in respect of Federal, state and foreign income taxes for all fiscal periods are adequate in all material respects, and the Trust knows of no unpaid assessments for additional Federal, state or foreign income taxes for any period or any basis for any such assessment the
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Page 17

payment of which would have a material adverse effect on the business, condition (financial or otherwise), assets, or operations of the Trust and the Subsidiaries, taken as a whole. No extension of time for the assessment of deficiencies for Federal or state income taxes of the Trust or any Subsidiary is in effect.

  (S)6.8 Indebtedness. Exhibit N correctly states, as of March 31, 1994, by title, principal amount, scheduled f1nal maturity date, and identity of the holder or holders thereof, each item of Indebtedness for Borrowed Money of the Trust or any Subsidiary outstanding on such date or for which the Trust or any Subsidiary has any commitment. Neither the Trust nor any Subsidiary is (i) in payment default under the provisions of any instrument evidencing Indebtedness for Borrowed Money or any agreement relating thereto, (ii) in default under any financial covenant contained in any instrument evidencing Indebtedness for Borrowed Money, or (iii) in default under any other provision of any instrument evidencing Indebtedness for Borrowed Money or any agreement relating thereto as would, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), assets, or operations of the Trust and the Subsidiaries, taken as a whole. Except as described in such Exhibit, neither the Trust nor any Subsidiary is a party to, or bound by, any instrument or agreement (except this Agreement) providing for the issuance of any Indebtedness for Borrowed Money and that contains any restriction on the incurrence by the Trust or any Subsidiary of any additional Indebtedness for Borrowed Money.

  (S)6.9 Title to Other Assets. The Trust and each Subsidiary has good and indefeasible title to its Other Assets, except such defects in title as would not have a material adverse effect on the business, condition (financial or otherwise), assets, or operations of the Trust and the Subsidiaries, taken as a whole. Those Other Assets of the Trust and the Subsidiaries include, without limitation, the assets reflected in the consolidated balance sheet of the Trust and the Subsidiaries as of December 31, 1993, other than assets disposed of in the ordinary course of business. The Other Assets of the Trust and the Subsidiaries are free and clear of all Liens that secure the payment of Indebtedness, except (i) those Liens described in Exhibit O and (ii) other Liens that do not materially and adversely impair the use or value of such Other Assets in the operation of business of the Trust and the Subsidiaries, taken as a whole. The Trust enjoys peaceful and undisturbed possession under all leases (including, without limitation, ground leases) necessary in any material respect for the operation of its business; none of such leases contains any unusual provision that might materially and adversely affect or impair the operation of the business of the Trust and the Subsidiaries, taken as a whole; and all of such leases are valid and subsisting and in full force and effect, except leases the termination of which would not individually or in the aggregate have a material adverse effect on the operations of the Trust and the Subsidiaries, taken as a whole. All leases to which the Trust or any Subsidiary is a party, either as lessor or as lessee, are valid and enforceable and are in full force and effect, except leases the unenforceability of which would not individually or in the aggregate have a material adverse effect on the operations of the Trust and the Subsidiaries, taken as a whole, and neither the Trust nor any Subsidiary is in default under any of such leases in any material respect, except such defaults as would not individually or in the aggregate have a material adverse effect on the Trust and the
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April 1, 1994
Page 18

Subsidiaries, taken as a whole. None of such leases contains any unusual provisions that might materially and adversely affect or impair the operations of the business of the Trust and the Subsidiaries, taken as a whole.

  (S) 6.10 Litigation. There is no action, proceeding or investigation pending or, to the knowledge of each of the Executive Officers, threatened (or any basis therefor known to the Trust) against the Trust or any Subsidiary that (i) questions the validity or legality of, seeks damages in connection with, or seeks to enjoin or otherwise restrain the performance of, any Transaction Document, or any action taken or to be taken pursuant to any Transaction Document, or (ii) may reasonably be expected to (x) result in any material adverse change in the business, condition (financial or otherwise), assets, or operations of the Trust or the Trust and the Subsidiaries, taken as a whole, (y) result in any liability on the part of the Trust or any Subsidiary that would be material to the Trust or the Trust and the Subsidiaries, taken as a whole, or
(z) have a materially adverse effect on the ability of the Trust or any Subsidiary to perform its obligations under any Operative Document to which it is a party.

  (S)6.11 Compliance With Other Instruments.

  (a) Neither the Trust nor any Subsidiary is in violation of (i) any term of its declaration of trust or certificate or articles of incorporation, as the case may be, or its bylaws or (ii) any term of (x) any agreement or instrument to which it is a party or by which it or any of its properties is bound, (y) any applicable law, ordinance, rule or regulation or (z) any applicable order, judgment or decree of any court, arbitrator or governmental authority (including, without limitation, any Environmental Law or any law, ordinance, rule, regulation or order relating to occupational health and safety standards or to equal employment practice requirements), the consequences of which violation may reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, or operations of the Trust and the Subsidiaries, taken as a whole, or on the Trust's status as a "real estate investment trust", within the meaning of section 856 of the Code.

  (b) Neither the execution and delivery of this Agreement, the Amendment, the Mortgage, the Notes, the Financing Statement or any Guaranty Agreement, nor the consummation of the transactions contemplated hereby or thereby, will (i) result in any breach or violation of or constitute a default under any term of (w) the declaration of trust or certificate or articles of incorporation, as the case may be, or bylaws of the Trust or of any Subsidiary, (x) any material agreement or instrument to which the Trust or any Subsidiary is or will be a party or by which it or any of its properties is bound, (y) any applicable law, ordinance, rule or regulation or (z) any applicable order of any court, arbitrator or governmental authority, or (ii) result in the creation of (or impose any obligation on the Trust or any Subsidiary to create) any Lien (other than the Lien of the Mortgage) upon any of the properties of the Trust or any Subsidiary.
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April 1, 1994
Page 19

  (S)6.12 Consents.

  (a) The Trust is not required to obtain any consent, approval or authorization of, or to make any declaration or filing with, any governmental authority as a condition to the valid execution or delivery of this Agreement, the Amendment, the Mortgage, the Notes or the Financing Statement or the consummation of the transactions contemplated hereby or thereby.

  (b) None of the Current Subsidiaries is required to obtain any consent, approval or authorization of, or to make any declaration or filing with, any governmental authority as a condition to the valid execution or delivery of the Guaranty Agreement in which such Current Subsidiary is identified as the Guarantor or the consummation of the transactions contemplated thereby.

  (c) Neither the execution and delivery of this Agreement, the Amendment, the Mortgage, the Notes, the Financing Statement, or any Guaranty Agreement, nor the consummation of the transactions contemplated hereby or thereby, require the authorization, approval or consent of (i) any trustee or holder of Indebtedness for Borrowed Money of the Trust or any Subsidiary or (ii) any other Person.

  (S) 6.13 Authorization. Execution and Delivery. At the Closing and at the Funding for Notes of any series, (i) the execution and delivery by the Trust of each of this Agreement, the Amendment, the Mortgage, and the Financing Statement, and the issue and sale by the Trust pursuant to this Agreement of not more than $30,000,000 aggregate principal amount of the Notes, shall have been duly authorized by all necessary action of the Trust, (ii) the execution and delivery by each of the Current Subsidiaries (other than Weingarten Properties Trust) of the Guaranty Agreement in which such Current Subsidiary is identified as the Guarantor shall have been duly authorized by all necessary action of such Current Subsidiary, (iii) each of this Agreement, the Amendment, the Mortgage and the Financing Statement shall have been duly executed and delivered by the Trust and shall be in full force and effect, (iv) each of this Agreement, the Amendment and the Mortgage shall constitute a legal, valid and binding obligation of the Trust that is enforceable against the Trust in accordance with its terms, and (v) each of the Guaranty Agreements referred to in (S)4.12 shall have been duly executed and delivered by the Current Subsidiary identified therein as the Guarantor, shall be in full force and effect, and shall constitute a legal, valid and binding obligation of such Current Subsidiary that is enforceable against such Current Subsidiary in accordance with the terms of such Guaranty Agreement. At the Funding for Notes of any series, (i) the execution and delivery by the Trust of the Note or Notes of that series that are being issued and sold at that Funding shall have been duly authorized by all necessary action of the Trust and (ii) such Note or Notes shall have been duly executed and delivered by the Trust, shall be in full force and effect, and shall constitute legal, valid and binding obligations of the Trust that are enforceable against the Trust in accordance with their respective terms.
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April 1, 1994
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  (S)6.14 Broker's Fees. No broker's or finder's fee or commission will be payable with respect to the execution and delivery of this Agreement, the Amendment or the Notes or the consummation of the transactions contemplated hereby or thereby (other than fees or commissions that may be payable by one or more of the Purchasers solely as a result of its own actions). The Trust hereby agrees to indemnify each of you against, and to hold each of you harmless from, any claim, demand or liability asserted against any of you for broker's or finder's fees or commissions alleged to have been incurred in connection with the execution and delivery of this Agreement, the Amendment or the Notes or the consummation of the transactions contemplated hereby or thereby (other than fees or commissions that may be payable by one or more of the Purchasers solely as a result of the action of one or more of the Purchasers).

  (S)6.15 Use of Proceeds. The Trust will use the proceeds of the sale of the Notes solely for general business purposes of the Trust. The Trust shall not, directly or indirectly, use any of the proceeds of the sale of the Notes in any manner, or otherwise take or permit to be taken any action, that would cause the issue and sale of the Notes or the consummation of any of the other transactions contemplated hereby or thereby to be a violation of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System or of any other regulation of such Board.

  (S)6.16 Investment Company. Neither the Trust nor any Subsidiary is an "investment company", or a company "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

  (S)6.17 Public Utility Holding Company. Neither the Trust nor any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

  (S)6.18 Compliance With ERISA.

  (a) Prohibited Transactions. Neither the Trust nor any Subsidiary has engaged in a transaction that would subject the Trust or such Subsidiary to a material liability for a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by section 4975 of the Code.

  (b) Plan Termination; Material Liabilities. No Plan, and no trust created under any Plan, has been terminated. No material liability of the Trust or any Subsidiary to the Pension Benefit Guaranty Corporation has been or is expected to be incurred with respect to any Plan. To the knowledge of each of the Executive Officers, the Pension Benefit Guaranty Corporation has not instituted proceedings to terminate any Plan. There has been no "reportable event", within the meaning of Section 4043(b) of ERISA, with respect to any Plan that is reasonably likely to present a material risk of termination or partial termination of such Plan by the Pension Benef1t Guaranty Corporation.

To the Purchasers
April 1, 1994
Page 21

  (c) Accumulated Funding Deficiency. Full payment has been made of all amounts that the Trust or any Subsidiary, or any of their respective related Persons, is required under the terms of any Plan to have paid as contributions to such Plan as of the last day of the most recent fiscal year of such Plan, and no "accumulated funding deficiency", within the meaning of Section 302 of ERISA or section 412 of the Code, whether or not waived, exists with respect to any Plan.

  (d) Relationship of Benefits to Plan Assets. As of December 31, 1993, the value of the total vested and unvested accumulated benefit obligation under each Plan did not exceed the current value of the assets of such Plan allocable to such total accumulated benefit obligation. Since December 31, 1993, there has been no material adverse change in the overall financial position of any Plan and no material increase in benefits under any Plan that could cause the value of the total vested and unvested accumulated benefit obligation under such Plan to exceed the current value of the assets of such Plan allocable to such total accumulated benef1t obligation. The term "current value" has the meaning specified in Section 3 of ERISA. The term "accumulated benefit obligation" has the meaning specified in and shall be determined in accordance with Statement of Financial Accounting Standards No. 87.

  (e) Execution of Agreement; Purchase and Sale of Notes. The execution and delivery of this Agreement, the Amendment, the Mortgage and the Notes and the consummation of the transactions contemplated hereby and thereby will not involve any prohibited transaction with respect to any "employee benefit plan" within the meaning of Section 3 of ERISA with respect to which the Trust or any Subsidiary is a "party in interest" within the meaning of Section 3 of ERISA or a "disqualified person" within the meaning of section 4975 of the Code. The representation in the preceding sentence is made in part in reliance upon and subject to the accuracy of each Purchaser's representation in (S)7.2 as to the source of funds used to purchase the Notes to be purchased by that Purchaser.

  (f) Multiemployer Plans. Neither the Trust nor any Subsidiary maintains any Multiemployer Plans, and neither the Trust nor any Subsidiary has incurred or is reasonably likely to incur any material withdrawal liability pursuant to Section 4201 of ERISA.

  (g) Compliance with Applicable Laws. Each of the Plans is in compliance in all material respects with applicable Federal laws including, but not limited to, ERISA, and, to the knowledge of each of the Executive Officers, there are no claims pending or threatened by any Plan participant (or any basis to anticipate any such claim or claims) that would materially and adversely affect the financial position of any Plan or of the Trust and the Subsidiaries, taken as a whole.

  (S)6.19 Certain Regulations. Neither the sale of the Notes nor the use by the Trust of the proceeds thereof will violate:

    (a) any of the following regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended): the
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April 1, 1994
Page 22

  Foreign Assets Control Regulations, the Transaction Control Regulations, the Cuban Assets Control Regulations, the Foreign Funds Control Regulations, the Iranian Assets Control Regulations, the Libyan Sanctions Regulations, the Nicaraguan Trade Control Regulations, the South African Transactions Regulations, the Soviet Gold Coin Regulations, the Iranian Transaction Regulations, the Panamanian Transactions Regulations, the Iraqi Sanctions Regulations or the Haitian Transaction Regulations; or

    (b) any of the following statutes or Executive Orders: the Comprehensive Anti-Apartheid Act of 1986 (22 U.S.C. Chapter 60 (1992)), Executive Orders 12722 and 12724 (55 Fed. Reg. 31803 and 55 Fed. Reg. 33089, respectively)
  Blocking Iraqi Government Property and Prohibiting Transactions With Iraq, Executive Orders 8389, 9193, 12543, 12544 or 12801 (Libya), or Executive Orders 12775 or 12779 (Haiti).

To the knowledge of each of the Executive Officers, the Trust is not controlled by any Person that is not a citizen, or incorporated under the laws of a jurisdiction, of the United States of America.

  (S)6.20 Disclosure. None of the Transaction Documents, and (to the knowledge of each of the Executive Officers) none of the Operative Documents that do not constitute Transaction Documents, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. Except as described in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, there is no fact known to the Trust that materially adversely affects, or that might reasonably be expected to have a material adverse effect on, the business, condition (financial or otherwise), assets, or operations of the Trust and the Subsidiaries, taken as a whole.

  (S)6.21 Compliance With Laws. The Trust and the Subsidiaries have conducted and are now conducting their respective businesses and operations in compliance with all applicable governmental laws, rules, regulations and ordinances to which they may be subject, including all Environmental Laws, and the failure to comply with which would materially and adversely affect the business, condition (financial or otherwise), assets, or operations of the Trust and the Subsidiaries, taken as a whole.

  (S)6.22 Offer of Notes. Neither the Trust nor any one acting on its behalf has directly or indirectly offered any of the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any one other than each of you. Neither the Trust nor any Person acting on behalf of the Trust will (i) offer any of the Notes or any similar securities for sale to, or solicit any offer to buy any of the same from, or otherwise approach or negotiate in respect thereof with, any Person or (ii) take any other action that would subject the issuance or sale of the Notes to registration under the provisions of Section 5 of the Securities Act.
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April 1, 1994
Page 23

  (S)6.23 Insurance. The Trust maintains, for itself and the Subsidiaries, insurance covering such risks and in such amounts as is customarily carried by corporations and real estate investment trusts of established reputation in the same or similar business and similarly situated.

  (S)6.24 Environmental Matters. Except as otherwise specifically disclosed in the Environmental Report, to the knowledge at the Closing Date of each of the Executive Officers:

  (a) all operations conducted on any Mortgaged Center have been conducted in compliance with applicable Environmental Laws;

  (b) neither the Trust nor any other Person has caused or allowed the release or disposal of Hazardous Materials onto, at or in close proximity to any Mortgaged Center;

  (c) neither the Trust nor any other Person has received any inquiry or notice, nor does the Trust have any reason to believe it or any other Person will receive any inquiry or notice, of any actual or potential proceeding, claim, lawsuit or loss that relates to any Mortgaged Center and arises under or relates to any of the Environmental Laws;

  (d) none of the operations that are being conducted on any Mortgaged Center are operating or required to be operating under any compliance order, schedule, decree or agreement, any consent decree, order or agreement, or any corrective action decree, order or agreement issued or entered into under any Environmental Laws;

  (e) neither the Trust nor any other Person has caused or allowed the generation, use, treatment, storage, processing or other handling of Hazardous Materials in connection with any operations conducted on any Mortgaged Center, except for generation, use, treatment, storage or disposal permitted by, and conducted in accordance with, applicable Environmental Laws;

  (f) no asbestos or polychlorinated biphenyl is present on any Mortgaged
Center;

  (g) no underground storage tank is present on any Mortgaged Center, and any underground storage tanks previously removed from any Mortgaged Center were removed in accordance with applicable Environmental Laws;

  (h) no property adjoining or adjacent to any Mortgaged Center was used at any time for the generation, use, treatment, storage, processing or other handling of Hazardous Materials in violation of any of the Environmental Laws; and

  (i) there is no existing state of facts with respect to any Mortgaged Center that might reasonably be expected to cause the owner of such Mortgaged Center
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To the Purchasers
April 1, 1994
Page 24

to incur any loss, liability, damage, cost or expense for matters arising under or related to any of the Environmental Laws.

  (S)6.25 Subsidiaries. Exhibit P states the name and jurisdiction of organization of each Person that constitutes a Subsidiary at the Closing Date. Each of the Current Subsidiaries has been duly organized under the laws of its jurisdiction of organization, is validly existing and in good standing under those laws, and has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, and to enter into and perform its obligations under the Guaranty Agreement to which such Current Subsidiary is or is to be a party.

  (S)6.26 Title Matters.

  (a) To the knowledge of each of the Executive Officers, the Trust has good and indefeasible title to each Initial Center, subject only to (i) Approved Encumbrances with respect to such Initial Center and (ii) one or more of the Permitted Encumbrances with respect to such Initial Center that were created after the date such Initial Center first became a Mortgaged Center.

  (b) There is no Lien on any Initial Center that was created by, through or under the Trust, other than (i) Approved Encumbrances with respect to such Initial Center and (ii) one or more of the Permitted Encumbrances with respect to such Initial Center that were created after the date such Initial Center first became a Mortgaged Center.

  (c) Assuming that on the Closing Date the Trust has good and indefeasible title to each Initial Center, subject only to Approved Encumbrances with respect to such Initial Center, the Mortgage will create to secure the payment of the Obligations (i) a first priority lien on each Initial Center, (ii) a first priority assignment of all Rents with respect to each Initial Center, and (iii) a first priority security interest in the Additional Rights with respect to each Initial Center (other than the Rents with respect to such Center).

  (S)6.27 Value of Initial Centers. None of the Executive Officers is aware at the Closing Date of any development (excluding economic or other similar conditions affecting shopping centers generally) with respect to any Initial Center that, in such Executive Officer's reasonable good faith judgment, would cause the sum of the respective Market Values of the Initial Centers at the Closing Date to be less than $46,550,000.

  (S)6.28 Initial Leases and Material Contracts. On the Closing Date:

    (a) the Initial Leases (i) constitute all of the leases, subleases (other than subleases to which the Trust is not a party), licenses or other agreements for the use or occupancy of any Initial Center or any part

To the Purchasers
April 1, 1994
Page 25

  thereof and (ii) include any guaranty of any obligation of the lessee under any of such leases, subleases, licenses or other agreements;

    (b) the Trust has not entered into any assignment or pledge of (i) any rents payable pursuant to any Initial Lease or (ii) any right of the Trust as lessor under any Initial Lease, except, in each case, assignments or pledges that were released by the assignee or pledgee before the Closing Date;

    (c) each of the Initial Leases is a legal, valid and binding obligation of the lessee or guarantor named therein and is in full force and effect;

    (d) no default exists in the payment of rent that is more than 60 days past due pursuant to any Initial Lease that is an Anchor Lease with respect to any Initial Center;

    (e) except for (i) payments of not more than 30 days advance rent, (ii) security deposits or (iii) deposits in the amount of the last month's rent, the Trust has not received from any lessee named in any Initial Lease any funds or deposits (other than funds paid to the Trust for the construction of tenant improvements) in respect of such Initial Lease for which credit has not already been made on account of accrued rents;

    (f) each Material Contract with respect to an Initial Center is (i) a legal, valid and binding obligation of the Trust and each of the other Persons identified therein as a party thereto and (ii) in full force and effect;

    (g) each Tenant Certificate delivered pursuant to (S)4.8(i) is in full force and effect; and

    (h) each Subordination Agreement delivered pursuant to (S)4.8(j) is in full force and effect.

  (S)7 Representations of the Purchasers.

  (S)7.1 Purchase for Investment. Each Purchaser represents that it is purchasing the Notes to be purchased by it for its own account for investment. Each Purchaser further represents that it is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission pursuant to the Securities Act, and that it will not dispose of the Notes to be purchased by it in a manner that would violate the registration requirements of Section 5 of the Securities Act or any applicable state securities or blue sky law.

  (S)7.2 Source of Funds. Each Purchaser represents that no part of the funds that it will use to purchase Notes pursuant to this Agreement constitutes assets allocated to any separate account maintained by such Purchaser in which any employee
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April 1, 1994
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benefit plan (or its related trust) has any interest. As used in this (S)7.2, the terms "employee benefit plan" and "separate account" have the respective meanings assigned to such terms in Section 3 of ERISA.

  (S)8 Optional Prepayment of Notes.

  (S)8.1 Restriction on Prepayment of Notes. Except as hereinafter provided in this (S)8, the Trust shall not have the right to pay all or any portion of the principal amount of any Note before the time the same shall become due and payable pursuant to this Agreement.

  (S)8.2 Prepayment at Option of the Trust. On any Payment Date for Notes of any series, the Trust may, at its option, subject to the restrictions contained in
(S)8.7 and after having timely given the notice required by (S)8.3, prepay all or any portion of the aggregate unpaid principal amount of the outstanding Notes of that series at a price equal to the sum of (i) the aggregate unpaid principal amount of such Notes to be prepaid on that Payment Date, plus (ii) the Optional Prepayment Premium for such prepayment.

  (S)8.3 Notice of Optional Prepayment and Notice of Optional Prepayment Premium. Not fewer than 30 days before any prepayment pursuant to (S) 8.2 of all or any portion of the aggregate unpaid principal amount of the outstanding Notes of any series, the Trust shall give each Holder written notice of such prepayment, which notice shall specify (i) the Payment Date for Notes of that series on which such prepayment will be made and (ii) the aggregate unpaid principal amount of such Notes to be prepaid on that Payment Date. On the Business Day immediately preceding that Payment Date, the Trust shall give each Holder written notice of the Optional Prepayment Premium that is payable as a result of such prepayment, which notice shall be accompanied by a statement of the calculations made by the Trust to determine such Optional Prepayment Premium.

  (S)8.4 Maturity; Surrender. In the case of any prepayment pursuant to (S)8.2 of all or any portion of the aggregate unpaid principal amount of the outstanding Notes of any series, the aggregate unpaid principal amount of such Notes to be prepaid plus the Optional Prepayment Premium for such prepayment shall become due and payable on the Payment Date specified in the notice of such prepayment given pursuant to (S)8.3. After payment of the entire aggregate unpaid principal amount of the outstanding Notes of any series, such Notes shall be surrendered to the Trust and canceled and shall not be reissued. No Note shall be issued in lieu of the prepaid principal amount of any Note.

  (S)8.5 Interest on Past Due Principal to be Prepaid and on Past Due Optional Prepayment Premium. If any portion of the aggregate unpaid principal amount of such Notes to be prepaid or of such Optional Prepayment Premium is not paid on such Payment Date, (i) such portion of such aggregate unpaid principal amount shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) from such Payment Date until the date such portion is paid at a rate per annum equal to the
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Page 27

Default Rate for Notes of that series and (ii) such portion of such Optional Prepayment Premium shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) from such Payment Date until the date such portion is paid at a rate per annum equal to the Default Rate for Notes of that series. Interest accrued and unpaid pursuant to the immediately preceding sentence shall be due and payable on demand.

  (S)8.6 Effect of Partial Prepayments on Monthly Installments. No prepayment on any Payment Date for Notes of any series of less than the entire aggregate unpaid principal amount of the outstanding Notes of that series shall relieve the Trust of its obligation to pay (i) the Monthly Installment for each outstanding Note of that series that is due and payable on such Payment Date or
(ii) subsequent Monthly Installments for each outstanding Note of that series at the times and in the amounts required by (S)1.

  (S)8.7 Restrictions on Partial Prepayments. Each prepayment pursuant to
(S)8.2 of less than the entire aggregate unpaid principal amount of the outstanding Notes of any series shall be in an amount not less than $1,000,000 and shall be in integral multiples of $100,000.

  (S)8.8 Allocation of Partial Prepayments. In the case of any prepayment pursuant to (S)8.2 of less than the entire aggregate unpaid principal amount of the outstanding Notes of any series, the aggregate unpaid principal amount of such Notes to be prepaid and the Optional Prepayment Premium that is payable as a result of such prepayment shall be allocated among the outstanding Notes of that series in proportion, as nearly as practicable, to the respective unpaid principal amounts of those Notes, with adjustments, to the extent practicable, to compensate for any prior prepayments not made exactly in that proportion.

  (S)9 Business and Financial Covenants of the Trust. The Trust covenants and agrees that from the date of this Agreement and so long as any of the Notes shall remain outstanding:

  (S)9.1 Financial Statements and Other Reports. The Trust shall cause proper books and records to be maintained so as to enable financial statements of the Trust to be prepared in accordance with GAAP and will set aside on its books all such proper accruals as shall be required by GAAP. The Trust shall deliver to each Holder the following financial statements, reports and other information:

  (a) As soon as practicable and in any event not more than 45 days after the end of each of the first three fiscal quarters in each Fiscal Year, beginning with the fiscal quarter ending June 30, 1994, either (i) if the Trust is not at such time required to file reports with the Commission under Section 13 or 15 of the Exchange Act an unaudited consolidated balance sheet of the Trust and the Subsidiaries as of the end of such quarter and related consolidated statements of income, shareholders' equity, a statement of cash flow and retained earnings for such quarter, all in reasonable detail, in form comparative with the corresponding period of the previous Fiscal Year, certified as complete and correct in all material respects in conformity with
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April 1, 1994
Page 28

GAAP by the chief financial officer of the Trust, subject to changes resulting from audit and normal year-end adjustments and accompanied by a discussion by the management, in reasonable detail, of the Trust's operations during such period which shall include a description of any Material Developments known to management which shall have occurred during such period or (ii) if the Trust is at such time required to file reports with the Commission under Section 13 or 15 of the Exchange Act, a copy of the Trust's report on Form 10-Q for such fiscal quarter as filed with the Commission;

  (b) as soon as practicable and in any event not more than 90 days after the end of each Fiscal Year either (i) if the Trust is not at such time required to file reports with the Commission under Section 13 or 15 of the Exchange Act after the end of any Fiscal Year of the Trust, consolidated balance sheets of the Trust and the Subsidiaries as at the end of such year and the related consolidated statements of income, shareholders' equity, and cash flow of the Trust and the Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the consolidated figures for the previous Fiscal Year and accompanied by a report thereon of one of the six largest United States f1rms of independent public accountants or such other independent public accountants of recognized national standing selected by the Trust and satisfactory to each of you, which report shall state that such consolidated financial statements present fairly the financial position of the Trust as at the date indicated and the results of their operations and changes in their financial position for the period indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise stated therein) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards and accompanied by a discussion by the management of the Trust, in reasonable detail, of the Trust's operations during such period which shall include a description of any Material Development known to management which shall have occurred during the last fiscal quarter of such period, or (ii) if the Trust is at such time required to file reports with the Commission under Section 13 or 15 of the Exchange Act, a copy of the Trust's Annual Report on Form 10-K for such Fiscal Year as filed with the Commission;

  (c) together with each delivery of information pursuant to subsections (a) or
(b) of this (S) 9.1, an Officers' Certificate dated not more than three days before the delivery thereof and stating (i) that the persons executing such certificate have reviewed the terms of each of the Transaction Documents and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Trust and the Subsidiaries during the accounting period covered by such f1nancial statements and (ii) that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as of the date of such Officers' Certificate, of any condition or event which constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Trust has taken, is taking or proposes to take with respect thereto;
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April 1, 1994
Page 29

  (d) together with each delivery of information pursuant to subsection (b) of this (S)9.1, a written statement by the independent public accountants giving their report thereon (i) stating that their audit examination has included a review of the terms of this Agreement and the outstanding Notes as they relate to accounting matters, (ii) stating whether, in the course of their audit examination, there has been disclosed the existence during the fiscal year covered by such financial statements (and stating whether they have knowledge of the existence as of the date of such written statement) of any condition or event that constitutes an Event of Default or Potential Event of Default, and
(iii) if, in the course of their audit examination, there has been disclosed (or if they have knowledge of) such a condition or event, specifying the nature and period of existence thereof;

  (e) promptly upon receipt thereof by the Trust, copies of all written reports submitted to the Trust by independent public accountants in connection with each annual, interim or special audit of the books of the Trust made by such accountants, including without limitation, any comment letter submitted by such accountants to management in connection with their annual audit;

  (f) promptly upon their becoming available, copies of (i) all statements, reports, and proxy statements sent by the Trust to its holders of capital stock and (ii) all regular and periodic reports and all registration statements and prospectuses, if any, f1led by the Trust with the Commission, if not otherwise furnished pursuant to subsection (a) or (b) of this (S)9.1;

  (g) promptly after any of the Executive Officers obtains knowledge of any condition or event which constitutes an Event of Default or Potential Event of Default, an Officers' Certificate stating (i) the nature and period of existence of such condition or event and (ii) what action the Trust has taken, is taking or proposes to take with respect thereto;

  (h) together with each delivery of information pursuant to subsections (a) or
(b) of this (S)9.1, if any of the Executive Officers shall have obtained knowledge of any condition or event that, in the opinion of management of the Trust, would have a material adverse effect on the business, condition (financial or otherwise), assets, or operations of the Trust or of the Trust and the Subsidiaries, taken as a whole, an Officers' Certificate stating (i) the nature and period of existence of such condition or event and (ii) what action the Trust has taken, is taking or proposes to take with respect thereto, provided that during any period in which the Trust is required to file reports with the Commission under Section 13 or 15 of the Exchange Act, the requirements of this Subsection (h) shall be satisfied if, no later than the date on which such report is filed with the Commission, the Trust shall deliver to each Holder each Current Report on Form 8-K, Annual Report on Form 10-K or Quarterly
Form 10-Q that is so filed by the Trust;

  (i) together with each delivery of information pursuant to subsections (a) or
(b) of this (S)9.1, if any Person shall have given written notice to the Trust or any Subsidiary alleging any failure of the Trust or such Subsidiary to pay any
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To the Purchasers
April 1, 1994
Page 30

part of the principal of, the premium, if any, or the interest on, or any other amount payable pursuant to, one or more instruments evidencing Indebtedness for Borrowed Money of the Trust or such Subsidiary the aggregate outstanding balance of which is in excess of $1,500,000 (other than the Notes), or alleging any failure of the Trust or any Subsidiary to perform or observe any other agreement, term or condition contained in any document or documents evidencing or securing the payment of any Indebtedness for Borrowed Money of the Trust or such Subsidiary, or contained in any agreement under which any Indebtedness for Borrowed Money of the Trust or any Subsidiary was issued or created, the effect of which is to cause, or permit the holders of such Indebtedness for Borrowed Money (or a trustee on behalf of such holders) to cause, any payment in respect of such Indebtedness for Borrowed Money in an amount in excess of $1,500,000 to become due before its stated maturity, an Officers' Certificate stating (i) the contents of such written notice and of any other correspondence received by the Trust with respect to such alleged failure and (ii) what action the Trust has taken, is taking or proposes to take with respect thereto;

  (j) together with each delivery of information pursuant to subsections (a) or
(b) of this (S)9.1, if any of the Executive Officers shall have obtained knowledge of (x) the institution of any litigation involving claims against the Trust or any Subsidiary, or in respect of which it may be answerable, in an amount equal to or greater than $7,500,000 in excess of Insurance Coverage, if any, applicable thereto, or (y) any adverse determination in any such litigation involving a potential liability to the Trust or any Subsidiary equal to or greater than $1,500,000 in excess of Insurance Coverage, if any, applicable thereto, an Officers' Certificate (i) identifying the parties to such litigation, (ii) stating the amount and nature of the claims against the Trust or such Subsidiary that are asserted in such litigation, and (iii) stating what action the Trust has taken, is taking or proposes to take with respect thereto;

  (k) not more than 15 days after any of the Executive Officers obtains knowledge of any Environmental Event with respect to any Mortgaged Center, an Officers' Certificate (i) identifying such Mortgaged Center, (ii) stating the nature of the occurrence or the condition constituting such Environmental Event and the period of existence thereof, (iii) estimating (x) the amount of the potential liability of the Trust as a result of such Environmental Event and (y) the amount of the probable reduction, if any, in the Market Value of such Mortgaged Center as a result of such Environmental Event, and (iv) stating what action the Trust has taken, is taking or proposes to take with respect to such Environmental Event;

  (l) not more than 15 days after any of the Executive Officers obtains knowledge of any Title Defect with respect to any Mortgaged Center, an Officers' Certificate (i) identifying such Mortgaged Center, (ii) if such Title Defect is attributable to the failure of the Trust to have obtained good and indefeasible title to such Mortgaged Center or any part thereof, (x) stating the reasons for such failure and (y) estimating the cost to the Trust of obtaining good and indefeasible title to such Mortgaged Center, (iii) if such Title Defect is attributable to the existence of a Lien on such Mortgaged Center or any part thereof, (x) stating the nature and amount of the obligation, if any, the payment or performance of which is secured by that Lien or the
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To the Purchasers
April 1, 1994
Page 31

amount of the probable reduction, if any, in the Market Value of such Mortgaged Center as a result of such Lien, and (y) if such Lien may be discharged, estimating the cost to the Trust of discharging that Lien, and (iv) stating what action the Trust has taken, is taking or proposes to take with respect to such Title Defect;

  (m) not more than 15 days after any of the Executive Officers obtains knowledge of any Condemnation with respect to any Mortgaged Center, an Officers' Certificate (i) identifying such Mortgaged Center, (ii) identifying the public authority that proposes such requisition or taking, (iii) stating the nature of the requisition or taking of such Mortgaged Center, and (iv) if such Condemnation constitutes the requisition or taking by such public authority of less than the entirety of such Mortgaged Center, estimating the cost of repairing or restoring such Mortgaged Center and the probable reduction, if any, in the Market Value of such Mortgaged Center as a result of such Condemnation;

  (n) not more than 15 days after any of the Executive Officers obtains knowledge of any Substantial Casualty Loss with respect to any Mortgaged Center, an Officers' Certificate (i) identifying such Mortgaged Center, (ii) stating the nature of the loss or damage to such Mortgaged Center and (iii) estimating the cost of repairing or restoring such Mortgaged Center;

  (o) promptly upon becoming aware of the occurrence of any

  (i) "reportable event" with respect to any Plan, as such term is defined in
Section 4043 of ERISA, or

  (ii) "prohibited transaction" with respect to any Plan, as such term is defined in section 4975 of the Code, that might reasonably be expected to result in a material liability to the Trust,

a written notice specifying (x) the nature thereof, (y) what action the Trust has taken, is taking or proposes to take with respect thereto, and (z) when known, any action taken or threatened by the Internal Revenue Service or the Pension Benefit Guaranty Corporation with respect thereto; and

  (p) with reasonable promptness, such other information and data with respect to the Trust or any Mortgaged Center as may be reasonably requested by any Holder.

  (S)9.2 Inspection. The Trust shall permit any authorized representative designated by any of you to (i) enter upon and inspect any Mortgaged Center,
(ii) visit any offices of the Trust or any Subsidiary, (iii) inspect the Trust's or any Subsidiary's financial and accounting records, (iv) make copies and take extracts therefrom, and (v) discuss the Trust's or any Subsidiary's affairs, finances and accounts with its officers and, in or outside of the presence of such officers, with their respective independent public accountants (and by this provision the Trust authorizes said accountants to discuss with such authorized representative the finances and affairs of the Trust and
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To the Purchasers
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Page 32

the Subsidiaries), all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested. During any visit or inspection permitted by this (S)9.2, no authorized representative shall unreasonably disrupt the operations of the Trust or any Subsidiary.

  (S)9.3 Compliance With ERISA. The Trust, each Subsidiary and any Person under common control with the Trust, within the meaning of Section 4001(b) of ERISA, shall not:

  (a) engage in any transaction in connection with which the Trust, any Subsidiary or any such Person could be subject to either a material civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by section 4975 of the Code;

  (b) terminate any Plan in a manner, or take any other action, that may reasonably be expected to result in any material liability of the Trust, any Subsidiary or any such Person to the Pension Benefit Guaranty Corporation;

  (c) fail to make full payment when due of all amounts that, under the provisions of any Plan, the Trust or any Subsidiary is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency within the meaning of Section 302 of ERISA, whether or not waived, with respect to any Plan; or

  (d) fail to make full payment when due of all amounts that, under the provisions of any Multiemployer Plan, the Trust or any Subsidiary is required to pay as contributions thereto.

  (S)9.4 Transactions With Aff1liates. The Trust shall not, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Trust, on terms that are less favorable to the Trust than those that could be obtained at the time on an arm's-length basis from any Person who is not such an Aff1liate, other than transactions that would not (individually or in the aggregate) have a material adverse effect on (i) the business, condition (financial or other), assets, or operations of the Trust and the Subsidiaries taken as a whole or (ii) the Market Value of any Mortgaged Center or its use and operation as a first-class shopping center. Compensation of officers of the Trust including, but not limited to, stock option rights issued to employees of an Affiliate of the Trust shall be deemed arm's-length if approved in good faith by the Board of Trust Managers of the Trust or of such Affiliate, as applicable; provided, however, that such compensation would not have a material adverse effect on the business, condition (financial or otherwise), assets, or operations of the Trust and the Subsidiaries, taken as a whole.

  (S)9.5 Conduct of Business. The Trust shall not, and shall not permit any of the Subsidiaries to, engage in any business other than the businesses engaged in by the Trust and the Subsidiaries on the date hereof and any businesses substantially similar or related thereto.
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  (S)9.6 Insurance. The Trust shall, and shall cause each Subsidiary to, maintain or cause to be maintained:

  (a) all-risk comprehensive property damage insurance with financially sound and reputable insurers with respect to its facilities, buildings and other properties in amounts and types as would customarily be carried in accordance with good business practice under similar circumstances by corporations and real estate investment trusts of established reputation engaged in the same or similar business and similarly situated;

  (b) public liability insurance with financially sound and reputable insurers against claims for bodily injury, death or property damage in amounts not less than would be customarily carried under similar circumstances in accordance with good business practice by corporations and real estate investment trusts of established reputation engaged in the same or similar business and similarly situated; and

  (c) other insurance with financially sound and reputable insurers against such risks and in amounts and types not less than would be customarily carried under similar circumstances in accordance with good business practice by corporations and real estate investment trusts of established reputation engaged in the same or similar businesses and similarly situated.

  (S)9.7 Existence and Good Standing. Subject to the right of the Trust to consolidate with or merge into another Person in compliance with (S)9.11, the Trust shall at all times preserve and keep in full force and effect its existence in good standing. The Trust (i) shall at all times preserve and keep in full force and good standing all rights and franchises material to its business and (ii) shall qualify to do business in any jurisdiction where it conducts business or owns assets and where the failure to do so would have a material adverse effect on the business, condition (financial or otherwise), assets, or operations of the Trust and the Subsidiaries taken as a whole.

  (S)9.8 Payment of Taxes and Claims; Tax Consolidation. The Trust shall, and shall cause each Subsidiary to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its business income or property, the failure to pay which might reasonably be expected to materially and adversely affect the business, condition (financial or otherwise), assets, or operations of the Trust or of the Trust and the Subsidiaries, taken as a whole, before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, before the time when any such Lien arises in connection therewith or penalty or fine is incurred with respect thereto; provided, however, that no such charge or claim need be paid if such charge or claim is being contested in good faith by appropriate
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To the Purchasers
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Page 34

proceedings promptly instituted and diligently prosecuted and if adequate reserves or other appropriate provisions, if any, as may be required by GAAP, shall have been made therefor.

  (S)9.9 Maintenance of Properties. To the extent necessary to avoid a material adverse effect on the business, condition (financial or otherwise), assets, or operations of the Trust or of the Trust and the Subsidiaries, taken as a whole, the Trust shall, and shall cause each Subsidiary to, maintain or cause to be maintained in good repair, working order and condition all properties owned or leased by the Trust or any Subsidiary, and make or cause to be made all appropriate repairs thereto and renewals and replacements thereof.

  (S)9.10 Compliance With Laws. Without limiting the obligations of the Trust contained in (S)(S)10.2 and 10.10, the Trust shall, and shall cause each Subsidiary to, comply with the requirements of all applicable laws, rules, regulations and orders of, and all applicable restrictions imposed by, any governmental authority, the failure to comply with which might reasonably be expected to materially and adversely affect the business, condition (financial or otherwise), assets, or operations of the Trust or of the Trust and the Subsidiaries, taken as a whole.

  (S)9.11 Consolidation and Merger. The Trust shall not, directly or indirectly, consolidate with, merge into or sell or otherwise transfer its assets as an entirety or substantially as an entirety to, any other Person, or permit any other Person to consolidate with or merge into the Trust, unless after such consolidation, merger, sale or transfer, (i) the successor entity is organized under the laws of the United States of America, a state thereof or the District of Columbia, (ii) the successor entity assumes in writing the Trust's obligations under and in connection with each of the Basic Documents, and (iii) no Event of Default or Potential Event of Default exists or, after giving effect to such consolidation, merger, sale or transfer, would exist. Not fewer than 30 days before the consummation of any consolidation of the Trust with, merger by the Trust into or sale or other transfer by the Trust of its assets as an entirety or substantially as an entirety to, any entity that is not a corporation or a real estate investment trust, the Trust shall give to each Holder written notice of that proposed transaction, which notice shall (i) state the name of that entity and (ii) contain a description of the proposed transaction.

  (S)9.12 Execution and Delivery of Guaranty Agreements By New Wholly-Owned Subsidiaries. If any Person shall become a Wholly-Owned Subsidiary after the Closing Date, the Trust shall cause that Person to (i) execute, not more than 45 days after the end of the fiscal quarter in which such Person became a Wholly-Owned Subsidiary, an Agreement of Guaranty dated as of the date such Person became a Wholly-Owned Subsidiary and substantially in the form of Exhibit H (with such changes therein, if any, as shall have been approved by such Person and each of the Holders) and (ii) promptly following the date such Agreement of Guaranty is executed by such Person, deliver an executed counterpart of such Agreement of Guaranty to each Holder.
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  (S)9.13 Restriction on Assets Owned by Non-Guaranteeing Subsidiaries. The
Trust will not permit the amount of Consolidated Total Assets at any date that is attributable to assets owned at that date by one or more Subsidiaries (other than Guaranteeing Subsidiaries) to be greater than 25% of Consolidated Total Assets at that date.

  (S)10 Covenants of the Trust With Respect to the Mortgaged Property. The Trust covenants and agrees that from the Closing Date and so long as any of the Notes shall remain outstanding:

  (S)10.1 Performance of Leases. The Trust shall (i) duly and punctually perform and comply with all of its covenants and agreements in each of the Leases with respect to a Mortgaged Center, (ii) not terminate, cancel or waive its rights or the obligations of any other party to any of such Leases, (iii) use all reasonable efforts to maintain each of such Leases in force and effect during the full term thereof, (iv) defend any action or proceeding arising under or in any manner connected with any of such Leases or the representations, warranties, covenants or agreements of the Trust or the other party or parties thereto, and
(v) not create any Lien on any of such Leases for the benefit of any creditor, other than pursuant to the Mortgage. Notwithstanding the foregoing provisions of this (S)10.1, the Trust shall not be required to obtain the consent or approval of any Holder to cancel or modify any Lease, to waive or release any obligation of any tenant or to reduce, forgive or abate any rentals if either (x) such Lease (1) is not an Anchor Lease and (2) covers fewer than 5,000 square feet of rentable area or has a term of fewer than seven years, or (y) such modification, waiver or release does not directly or indirectly decrease the term of such Lease, decrease the amount or change the time of payment of rentals payable under such Lease, or materially and adversely affect the rights or benefits of the lessor under such Lease. The Trust's entering into any Lease or other agreement shall not obligate the Holders to subordinate the Lien of the Mortgage to such Lease or other agreement or to take any other action with respect thereto.

  (S)10.2 Environmental Compliance and Indemnity.

  (a) The Trust shall keep and maintain each Mortgaged Center in compliance with Environmental Laws, and shall not cause or permit any Mortgaged Center to be in violation of any of the Environmental Laws. The Trust shall not, except in compliance with Environmental Laws, use, generate, manufacture, store or dispose of, on, under or about any Mortgaged Center, or transport to or from Mortgaged Center, any Hazardous Materials. The Trust shall not permit any Mortgaged Center to be operated in a way that might reasonably be expected to cause the owner of such Mortgaged Center to incur any loss, liability, damage, cost or expense for matters arising under or related to any of the Environmental Laws.

  (b) The Trust covenants and agrees to remove any Hazardous Materials not permitted by this (S)10.2 from each affected Mortgaged Center (or, if removal is prohibited by law, to take whatever action is required by law) within 90 days of discovery or generation thereof, at the Trust's sole expense. The Trust shall
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establish and implement such procedures as may be necessary to determine and assure that each Mortgaged Center and the operations conducted thereon are in compliance with Environmental Laws. The Trust shall promptly deliver notice to each of the Holders of any existing, pending or threatened action, investigation or inquiry by any governmental authority in connection with any of the Environmental Laws.

  (c) To the full extent permitted by applicable law, the Trust hereby agrees to defend, indemnify and hold harmless you, the several Holders and the respective directors, officers, employees, attorneys, affiliates and agents of any of them (collectively, the "Indemnified Parties") from and against any and all loss, liability, damage, cost or expense (including attorneys' fees and court costs) incurred by any Indemnified Party in connection with or otherwise arising out of any claim or proceeding (whether brought by a private party, governmental agency or otherwise) for bodily injury, property damage, abatement, remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any Hazardous Materials located upon, migrating into, from or through or otherwise relating to any of the properties of the Trust, including without limitation any Mortgaged Center (whether or not the release of such Hazardous Materials was caused by the Trust, a tenant or subtenant of the Trust, a prior owner, a tenant or subtenant of a prior owner, or by any other party, whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of such Hazardous Materials or the mere presence of the Hazardous Materials on any of the properties of the Trust, including without limitation any Mortgaged Center, and whether or not the alleged loss, liability, damage, cost or expenses is attributable, in whole or in part, to any negligence, gross negligence or misconduct of any Indemnified Party). The provisions of this (S)10.2(c) shall survive (i) any exercise of the power of sale granted in the Mortgage, (ii) any foreclosure of the Lien of the Mortgage, (iii) any conveyance in lieu of foreclosure, (iv) the payment in full of the principal of, and interest and premium (if any) on, the Notes and (v) the release of the Lien of the Mortgage or any other security documents executed in connection herewith. THE PARTIES TO THIS AGREEMENT HEREBY ACKNOWLEDGE THEIR INTENTION THAT THE FOREGOING PROVISIONS OF THIS (S)10.2(c) BE CONSTRUED TO REQUIRE THE TRUST TO INDEMNIFY EACH OF THE INDEMNIFIED PARTIES FROM AND AGAINST LOSSES, LIABILITIES, DAMAGES, COSTS AND EXPENSES THAT MAY BE CAUSED, IN WHOLE OR IN PART, BY AN INDEMNIFIED PARTY'S OWN PAST, PRESENT OR FUTURE ACTION OR INACTION, INCLUDING ACTION OR INACTION THAT CONSTITUTES OR IS DEEMED TO CONSTITUTE NEGLIGENCE, GROSS NEGLIGENCE OR MISCONDUCT.

  (d) If at any time the Majority Holders reasonably believe that the Trust may have failed to comply with (S)10.2(a) or (b) with respect to any Mortgaged Center, the Majority Holders may engage an environmental engineer or other experts to perform environmental site assessments on such Mortgaged Center for the purpose of determining whether there exists on or near such Mortgaged Center any condition that could reasonably be expected to result in any loss, liability, damage, cost or expense to the owner or operator of such Mortgaged Center arising under any of the Environmental Laws. Such site assessments may be performed at any time or times,
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upon reasonable notice, and under reasonable conditions established by the Trust that do not impede the performance of such site assessments. The representatives of the Majority Holders are hereby authorized to enter upon any Mortgaged Center for such purposes. The representatives of the Majority Holders are further authorized to perform both above and below the ground testing for environmental damage or the presence of Hazardous Materials on any Mortgaged Center and such other tests on any Mortgaged Center as may be appropriate to conduct such site assessments. The Trust shall supply to the representatives of the Majority Holders such historical and operational information regarding each of the Mortgaged Centers as may be reasonably requested to facilitate such site assessments and shall make available for meetings with the representatives of the Majority Holders appropriate personnel having knowledge of such matters. The cost of performing such site assessments shall be paid by the Trust.

  (S)10.3 Alterations. The Trust shall not commit or permit any waste of any of the Mortgaged Property or any part thereof and shall not (subject to the provisions of (S)(S)14.1 and 14.2), without the express prior written consent of the Majority Holders, make or permit to be made any material alterations or additions to any Mortgaged Center or any part thereof except that the Trust (i) may make tenant improvements as required by the several Leases and (ii) may make such additions or alterations as are customary in shopping centers of comparable size, character and construction in the community in which such Mortgaged Center is located and in accordance with applicable laws, rules or regulations, ordinances and restrictive covenants.

  (S)10.4 Replacement of Fixtures and Personalty. The Trust shall not, without the express prior written consent of the Majority Holders, permit any fixtures or personalty owned by the Trust to be removed at any time from any Mortgaged Center if such removal would, individually or in the aggregate, materially impair the value of such Mortgaged Center or its use and operation as a shopping center, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is replaced by an item of equal suitability and value, owned by the Trust, free and clear of any Lien, except such as may be first expressly approved in writing by the Majority Holders.

  (S)10.5 Warranty of Title; No Further Encumbrances.

  (a) The Trust does hereby bind itself, its successors and assigns, to warrant and forever defend all and singular each Mortgaged Center unto the Trustee, his successors and assigns, against every Person whomsoever lawfully claiming or to claim the same, or any part thereof, subject only to (i) the Approved Encumbrances with respect to such Mortgaged Center and (ii) one or more of the Permitted Encumbrances with respect to such Mortgaged Center that were created after the date such Mortgaged Center first became a Mortgaged Center.

  (b) The Trust shall not, without the prior written consent of the Majority Holders, create, place or permit to be created or placed, or, through any act or failure to act, acquiescence in the placing of, or allow to remain, any Lien (other
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than, in the case of any Lien that affects any of the Mortgaged Centers, (i)
Approved Encumbrances with respect to such Mortgaged Center or (ii) one or more of the Permitted Encumbrances with respect to such Mortgaged Center that were created after the date such Mortgaged Center first became a Mortgaged Center), regardless of whether such Lien is expressly subordinate to the Lien of the Mortgage, that (i) affects any of the Mortgaged Property and (ii) in the case of any Lien that affects any of the Mortgaged Centers, constitutes a claim by, through or under the Trust.

  (S)10.6 Insurance. With respect to each Mortgaged Center and the Personalty with respect to such Mortgaged Center, the Trust shall maintain or cause to be maintained insurance with financially sound and reputable insurers, each having a rating by A.M. Best Company of at least A-, VIII, against such risks and in such amounts and types set forth on Exhibit Q. The policies evidencing such insurance shall provide, by way of standard mortgagee endorsement, that (i) proceeds in respect of such insurance will be payable to the Holders as their interests may appear, (ii) the coverage of the Holders under such insurance shall not be terminated, reduced or affected in any manner regardless of any breach or violation by the Trust of any warranties, declarations or conditions in such insurance, (iii) no such insurance shall be canceled, the coverage thereunder reduced or the deductible amounts thereunder increased unless the insurer shall have given to each of the Holders 30 days prior written notice thereof, and (iv) the Holders may, but shall not be obligated to, make premium payments to prevent any cancellation, endorsement, alteration or reissuance of such insurance and such payments shall be accepted by the insurer to prevent same.

  (S)10.7 Payment of Taxes and Assessments. The Trust shall pay (i) all taxes, assessments and other governmental charges of every kind or character charged, levied, or assessed against any of the Mortgaged Property before any of such taxes, assessments or charges become delinquent and before any penalty or interest accrues thereon, (ii) all water, gas, sewer, electricity, and other utility rates and charges with regard to any of the Mortgaged Property, (iii) all maintenance fees or charges of any owners' association or like group assessed with respect to any of the Mortgaged Property, and (iv) any ground rents or any charges for any easement, license or agreement existing for the benefit of any of the Mortgaged Property. Upon request of the Majority Holders, the Trust shall furnish to each of the Holders evidence of the timely payment of the items described in this (S)10.7. Notwithstanding the foregoing provisions of this (S)10.7, the Trust shall not be required to pay any of such taxes, assessments, charges, rates, fees or rents that are being contested in good faith by appropriate proceedings promptly initiated and diligently conducted if the Trust shall have established adequate reserves therefor or made such other appropriate provisions, if any, as may be required by GAAP.

  (S)10.8 Operation; Maintenance. The Trust shall operate or cause to be operated each Mortgaged Center as a shopping center. The Trust shall maintain or cause to be maintained in good repair, working order and condition each Mortgaged Center, and the Trust shall make or cause to be made all appropriate repairs thereto and to any renewals and replacements thereof necessary to keep each Mortgaged Center in such state and condition.
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Page 39

  (S)10.9 Material Contracts. The Trust shall (i) duly and punctually perform and comply with all of its representations, warranties, covenants and agreements in each Material Contract with respect to a Mortgaged Center, (ii) not voluntarily terminate, cancel or waive its rights or the obligations of any other party to any of such Material Contracts, (iii) use all reasonable efforts to maintain each of such Material Contracts in force and effect during the full term thereof, (iv) defend any action or proceeding arising under or in any manner connected with any of such Material Contracts or the representations, warranties, covenants or agreements of the Trust or the other party or parties thereto, and (v) not create any Lien on any of such Material Contracts for the benefit of any creditor, other than the Holders. Notwithstanding the foregoing provisions of this (S)10.9, the Trust shall not be required to obtain the Holders' consent or approval to cancel or modify any Material Contract or to cancel or waive or release any obligation of any other party or parties thereto so long as the Trust shall promptly obtain a replacement contract therefor so that any such cancellation, modification, waiver or release does not materially and adversely affect the use and operation of any Mortgaged Center as a first-class shopping center. The Trust shall, promptly after receiving any Holder's request therefor, deliver to such Holder any material amendment to, or waiver of any provision of, any Material Contract with respect to any Center or any future Material Contract with respect to any Center.

  (S)10.10 Compliance With Laws. Without limiting the obligations of the Trust contained in (S)10.2, the Trust shall comply in all material respects with all applicable laws, rules, regulations and orders of, and all applicable restrictions imposed by, any governmental authority applicable to any of the Mortgaged Property or the use and operation of any of the Mortgaged Property.

  (S)10.11 Supplemental Title Opinions After Each Funding. Within 15 days after each Funding Date for Notes of any series, the Trust shall deliver to each of you:

  (a) an abstractor's search certificate (i) covering the Base Real Property with respect to each Mortgaged Center, (ii) stating a search period from the day preceding the last day of the search period stated in the abstractor's search certificate covering such Base Real Property that was delivered pursuant to
(S)5.10(a) to and including such Funding Date, and (iii) identifying each document that affects such Base Real Property and was filed of record during such search period;

  (b) a name search certificate issued by Stewart Title Company stating that, as of a date not earlier than such Funding Date, there was no record on file in the Office of the County Clerk of Harris County, Texas, or in the office of the County Clerk of Fort Bend County, Texas, of any abstract of judgment, federal lien or state tax lien with respect to which the Trust is the debtor; and

  (c) a Title Opinion with respect to each Mortgaged Center, which Title Opinion shall be (i) dated such Funding Date and (ii) addressed to each of you.
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  (S)10.12 Further Assurances. The Trust shall, at its expense, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, instruments and assurances as may be reasonably required by the Majority Holders for better granting to the Trustee the Mortgaged Property or for carrying out the intention of, or facilitating the performance of, each of the Transaction Documents.

  (S)10.13 Maintenance of the Lien of the Mortgage.

  (a) The Trust shall, upon the execution and delivery of the Mortgage and the Financing Statement and thereafter from time to time, cause counterparts of the Mortgage and the Financing Statement, each Supplemental Mortgage, each recordable instrument or document delivered pursuant to (S)10.12, and any additional financing statement or other instrument covering any of the Mortgaged Property (including, without limitation, any amendment to the Financing Statement, or to any statement filed to continue the Financing Statement, that is executed and delivered pursuant to (S)11.5) to be filed, indexed, registered and recorded as may be required by law to publish notice of and to perfect, make effective and establish, or to preserve the priority of, the Lien of the Mortgage as a valid and perfected lien on and security interest in the Mortgaged Property.

  (b) The Trust shall, from time to time, perform or cause to be performed any other act required by law, and execute or cause to be executed any and all additional financing statements and other instruments reasonably requested by the Majority Holders, for the purpose of perfecting, making effective and establishing, and preserving the priority of, the Lien of the Mortgage as a valid and perfected lien on and security interest in the Mortgaged Property.

  (c) The Trust shall maintain each of its chief executive office, its principal place of business and the office at which it keeps the business records of the Trust and the records relating to the Mortgaged Property at all times at 2600 Citadel Plaza Drive, Houston, Texas 77008, or at such other address in the United States of America as the Trust shall specify in writing to each Holder not fewer than 30 days after any change in the address of such chief executive office, such principal place of business or such office at which the Trust keeps its business records and the records relating to the Mortgaged Property.

  (S)10.14 Notices to Lessees. If any Subordination Agreement for any Lease shall require any Holder to notify the lessee named in that Lease of the occurrence of any event, then, upon the occurrence of that event, the Trust, acting on behalf of such Holder, shall notify such lessee of such occurrence at the time and in the manner required by such Subordination Agreement.

  (S)11 Registration. Transfer and Substitution of Notes.

  (S)11.1 Note Register; Ownership of Notes. The Trust shall keep at its chief executive office a register in which the Trust will provide for the registration of the
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Notes and the registration of transfers of the Notes. In addition, such register shall state (i) the name of such Holder and such Holder's nominee (if any), (ii) the facsimile transmission number of such Holder for purposes of receiving notices or other communications pursuant to this Agreement, (iii) the address of such Holder for purposes of receiving confirmation of such notices or other communications, and (iv) the principal amount and number of each outstanding
Note held by such Holder. The Trust may treat the Person in whose name any Note is registered on such register as the owner and holder thereof for the purpose of receiving payment of the principal of and premium, if any, and interest on such Note and for all other purposes, whether or not such Note shall be overdue.

  (S)11.2 Transfer and Exchange of Notes. Upon surrender at the Trust's chief executive office of any Note or Notes of any series for registration of transfer or for exchange and, in the case of the surrender of any Note or Notes of any series for registration of transfer, upon fulfillment of the conditions contained in (S)11.5, the Trust, at its expense, shall execute and deliver in exchange therefor one or more new Notes of the same series, in denominations of at least $1,000,000 (except that one Note may be issued in a lesser principal amount if the original principal amount of the surrendered Note or Notes is not evenly divisible by, or is less than, $1,000,000) as may be requested by the Holder or transferee thereof, the aggregate principal amount of which equal the aggregate original principal amount of such surrendered Note or Notes and that are registered as such Holder or transferee may request, are dated and numbered as provided in (S)1, and are otherwise of like tenor.

  (S)11.3 Replacement of Notes. Upon receipt of evidence reasonably satisfactory to the Trust of the loss, theft, destruction or mutilation of any Note of any series and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond in such reasonable amount as the Trust may determine (or, so long as such Note is held by you or your nominee, of an unsecured indemnity agreement from you), or, in the case of any such mutilation, upon the surrender of such Note for cancellation, at the chief executive office of the Trust, the Trust, at its expense, shall execute and deliver, in lieu thereof, a new Note of the same series, in the same original principal amount as such lost, stolen, destroyed or mutilated Note, dated as provided in (S)1, and otherwise of like tenor.

  (S)11.4 Determination of Outstanding Notes. Any Note in exchange for which, or in replacement or upon transfer of which, a new Note or Notes is issued pursuant to this (S)11 shall be canceled immediately upon the issuance of such new Note or Notes and, from and after the time of the issuance of such new Note or Notes, shall not be outstanding for purposes of this Agreement.

  (S)11.5 Amendment of the Financing Statement. At the time of the surrender of any Note or Notes for registration of transfer, the Trust shall require, as a condition to such registration of transfer, that the Holder of such Note or Notes execute and deliver to the Trust, at the Trust's expense, an amendment to the Financing Statement, or to any statement filed to continue the Financing Statement, to name the transferee
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of such Note or Notes as a secured party with respect to the security interest created by the Mortgage.

  (S)12 Payments on the Notes.

  (S)12.1 Place of Payment. Payments of principal, premium, if any, and interest on the Notes shall be made at the Trust's chief executive office at 2600 Citadel Plaza Drive, Houston, Texas, or at such other office or agency in Houston, Texas, as the Trust shall have designated by written notice to the Holders.

  (S)12.2 Method of Payment. The Trust shall pay all amounts (if any) that become payable pursuant to (S)3(g), and all sums becoming due on the Notes for principal, premium (if any) and interest, in lawful money of the United States of America. So long as any of you or your nominee shall be a Holder, and notwithstanding anything contained in (S)12.1 or in the Notes to the contrary, all such payments to any of you shall be made by wire transfer of immediately available funds to the account specified for such purpose in Schedule I or by such other commercially reasonable method, or by crediting such other account located in the United States of America, as any of you shall have from time to time specified to the Trust in writing for such purpose, without the presentation or surrender of such Notes or the making of any notation thereon, except that any Notes paid or prepaid in full shall be surrendered to the Trust at its chief executive office or at the place of payment maintained by the Trust pursuant to (S)12.1 for cancellation. Concurrently with each such payment to any Purchaser that is made by wire transfer of immediately available funds, the Trust shall deliver, in the manner provided in (S)23, duplicate notices of such payment to the respective facsimile transmission numbers and the respective addresses specified for such purpose in Schedule I. The Trust shall afford the benefits of this (S)12.2 to any institutional investor that is the transferee of any Note.

  (S)13 Additions to and Releases of the Mortgaged Property; Required
Prepayment.

  (S)13.1 Valuation of Collateral. If an Evaluation Event occurs, each Center constituting a part of the Collateral shall be valued pursuant to this (S)13.1.

  (a) Valuation by Parties. Not more than 15 Business Days after such Evaluation Event occurs, the Trust shall deliver or cause to be delivered to each Holder, at the Trust's expense, a Valuation Report. Promptly upon request therefor, the Trust shall deliver to each Holder any additional information reasonably requested by the Majority Holders concerning the value of any Center that is a part of the Collateral. The value of each Center that is set forth in such Valuation Report shall be the value of such Center for purposes of this Agreement unless, not more than 15 Business Days after delivery to each Holder of such Valuation Report, the Majority Holders shall deliver to the Trust a notice (i) identifying the Market Value of any Center stated in such Valuation Report with which the Majority Holders disagree and (ii) stating an alternate value (the "Noteholders' Value") for such Center. Before the determination of any Noteholders' Value, the Majority Holders shall consult with the Trust in an
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effort to reach agreement with the Trust as to the value of such Center, and the
Trust agrees to make its authorized representatives available for such consultation at such times and places, and as often, as the Majority Holders shall reasonably request. In making any analysis to fix the Noteholders' Value of any Center, the Majority Holders shall not be obligated to use assumptions used by the Trust in such Valuation Report (or any assumptions used in any Appraisal Procedure), and the Majority Holders may elect to fix the Noteholders' Value at any amount that the Majority Holders shall in good faith determine based on the circumstances then existing and the information then available to the Majority Holders concerning such Center. The Noteholders' Value of any
Center shall be the value of such Center for purposes of this Agreement unless, not more than five Business Days after delivery to the Trust of the notice stating such Noteholders' Value, the Trust shall deliver to each Holder a notice identifying such Center as a Contested Center. The value of any Contested Center shall be determined by the Appraisal Procedure.

  (b) Appraisal Procedure. The Majority Holders will retain an Independent MAI Appraiser to determine the value of any Contested Center. Such appraiser shall be selected from lists of MAI Appraisers submitted by the Trust and the Majority Holders, respectively, not more than five Business Days after the delivery to each Holder of the notice identifying such Center as a Contested Center. The Majority Holders and the Trust each shall submit to the other a list of three MAI Appraisers and shall be deemed to have agreed on any appraiser whose name appears on both lists. If no MAI Appraiser's name appears on both lists, then, not more than ten Business Days after the delivery of such notice, the Majority Holders and the Trust each shall choose one Independent MAI Appraiser, and the two MAI Appraisers so chosen shall together choose, within five Business Days after their engagement, a third Independent MAI Appraiser whose name appears on neither of the lists submitted by the Trust and the Majority Holders. If either the Majority Holders or the Trust fails to timely designate an appraiser as herein provided, then an appraisal by an Independent MAI Appraiser chosen by the other in accordance with this (S)13.1(b) shall determine the value of any Contested Center.

  (i) The MAI Appraiser or MAI Appraisers selected to value a Contested Center shall determine the Market Value of such Contested Center (x) as of the date such MAI Appraiser was retained (or, if more than one MAI Appraiser is retained, as of the date the first of such MAI Appraisers was retained), (y) as such Contested Center is encumbered (other than by the Lien of the Mortgage) and (z) based on such Contested Center's value and use as income producing property. If three MAI Appraisers shall be selected, the determination of the MAI Appraiser that shall differ in amount most from the second greatest determination of all three MAI Appraisers shall be excluded, the remaining two determinations shall be averaged, and such average shall constitute the value of such Contested
Center by the MAI Appraisers. The value so determined and the fact that each MAI Appraiser selected is Independent within the meaning of this Agreement shall be certified in writing to the Trust and to each Holder by such MAI Appraiser or MAI Appraisers not more than 30 days after the selection of the last MAI Appraiser to be selected in accordance with this (S)13.1(b).
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Except as otherwise provided in (S)13.1(b)(ii), the value so determined shall be the value of such Contested Center for purposes of this Agreement.

  (ii) The Majority Holders may reject the value of any Contested Center determined by the Appraisal Procedure by delivering to the Trust, not more than five Business Days after the delivery to each Holder of the certificate of the MAI Appraiser or MAI Appraisers that is referred to in (S)13.1(b)(i), a notice
(x) identifying such Center and (y) stating that the value of such Center determined by the Appraisal Procedure is rejected. If such notice is timely delivered, the Trust shall be permitted to deliver a Request for Release identifying such Contested Center. If, within five Business Days after the date of delivery of such notice, the Trust delivers a Request for Release identifying such Contested Center, then such Contested Center shall be deemed to have a value of zero for purposes of this Agreement. If, within five Business Days after the date of delivery of such notice, the Trust does not deliver a Request for Release identifying such Contested Center, then (except as otherwise provided in (S)13.3(b)) such Contested Center shall be deemed to have a value equal to the Noteholders' Value for purposes of this Agreement.

  (iii) The Trust shall pay all reasonable fees and expenses incurred with respect to any MAI Appraiser engaged pursuant to this Agreement.

  (S)13.2 Rejection of Nominated Collateral. If (i) not more than ten Business Days after an Evaluation Event, the Trust delivers to each Holder a Nomination Notice pursuant to (S)13.4(a) and (ii) on the sixth Business Day after the timely delivery to each Holder of such Nomination Notice, the Majority Holders shall not have delivered to the Trust a notice stating that (x) the Majority Holders have preliminarily approved one or more of the Centers identified in such Nomination Notice and (y) the sum of the Market Values (as stated in such Nomination Notice) of such one or more Centers is at least 50% of the sum of the Market Values (as stated in such Nomination Notice) of all of the Centers identified in such Nomination Notice, then the Majority Holders shall be deemed to have delivered to the Trust notice that each Center identified in such Nomination Notice is rejected.

  (S)13.3 Required Prepayment.

  (a) If, on any Settlement Date, the Loan to Value Ratio is greater than 60%, the Trust shall, on the next Payment Date for Notes of any series that occurs not fewer than 180 calendar days after such Settlement Date, prepay a portion of the aggregate unpaid principal amount of the outstanding Notes of all series that will cause such Loan to Value Ratio to be not greater than 60% immediately after giving effect to such prepayment (such portion of such aggregate unpaid principal amount is referred to herein as the "Required Prepayment"). The portion of the aggregate unpaid principal amount of the outstanding Notes of any series to be so prepaid (for Notes of that series, the "Series Required Prepayment") shall be the product obtained by multiplying (i) the Required Prepayment by (ii) a fraction, the numerator of which is the aggregate unpaid principal amount of outstanding Notes of that series and the denominator of which is the aggregate unpaid principal amount of outstanding Notes of all series.
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  (b) The aggregate unpaid principal amount of the outstanding Notes of each series that is required to be prepaid pursuant to (S)13.3(a) shall be prepaid at a price equal to:

  (i) if no portion of such amount would have been required to be prepaid except for the delivery of a Rejection Notice, the Series Required Prepayment for Notes of that series without premium;

  (ii) if (x) any portion of such amount would have been required to be prepaid regardless of the delivery of a Rejection Notice and (y) the Evaluation Event that required such prepayment was the delivery of an Exclusion Notice, the Series Required Prepayment for Notes of that series plus the Reduced Prepayment Premium for such portion of such amount;

  (iii) if (x) any portion of such amount would have been required to be prepaid regardless of the delivery of a Rejection Notice and (y) the Evaluation Event that required such prepayment was not the delivery of an Exclusion Notice, the Series Required Prepayment for Notes of that series plus the Special Prepayment Premium for such portion of such amount;

  (iv) if (x) a Rejection Notice was not delivered, and (y) the Evaluation Event that required such prepayment was not the delivery of an Exclusion Notice, the Series Required Prepayment for Notes of that series plus the Special Prepayment Premium for such prepayment; and

  (v) if (x) a Rejection Notice was not delivered, and (y) the Evaluation Event that required such prepayment was the delivery of an Exclusion Notice, the Series Required Prepayment for Notes of that series plus the Reduced Prepayment Premium for such prepayment.

For purposes of determining whether any portion of such amount would have been required to be prepaid except for, or regardless of, the delivery of a Rejection Notice, (i) each Center that constitutes a part of the Collateral at the Valuation Date that immediately preceded the last Settlement Date shall be deemed to have the value of such Center determined in accordance with the Valuation Process that was completed on that Valuation Date, except that, solely for purposes of making that determination and not for purposes of determining the Loan to Value Ratio at that Settlement Date, the value of any Center that was a Contested Center at such Valuation Date and was identified in a Rejection Notice delivered pursuant to (S)13.1(b)(ii) shall be the value of such Center that was determined by the Appraisal Procedure that constituted a part of such Valuation Process, rather than the value determined pursuant to (S)13.1(b)(ii), and (ii) if, on the sixth Business Day after the timely delivery to each Holder of a Nomination Notice pursuant to (S)13.4(a), the Majority Holders shall not have delivered to the Trust notice of preliminary approval of one or more of the Centers identified in such Nomination Notice, then the value of each Center identified in such Nomination
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To the Purchasers
April 1, 1994
Page 46

Notice shall be the Market Value of such Center that was stated in such Nomination Notice.

  (c) Each prepayment pursuant to (S)13.3(a) of less than the entire aggregate unpaid principal amount of the outstanding Notes of all series shall be in an amount not less than $1,000,000 and shall be rounded to the next greater integral multiple of $100,000.

  (d) Not more than five Business Days after any Settlement Date on which the Loan to Value Ratio is greater than 60%, the Trust shall give each Holder of Notes of any series written notice of the prepayment required by (S)13.3(a), which notice shall specify (i) the Payment Date for Notes of that series on which such prepayment is required to be made pursuant to (S)13.3(a) and (ii) the Series Required Prepayment for Notes of that series that is required to be prepaid on such Payment Date. On the last Business Day preceding that Payment Date, the Trust shall give each Holder notice of (i) each determination made pursuant to (S)13.3(b), (ii) the basis for such determination, and (iii) any Special Prepayment Premium or Reduced Prepayment Premium for such prepayment, which notice shall be accompanied by a statement of the calculations made by the Trust to determine such Special Prepayment Premium or Reduced Prepayment Premium.

  (e) In the case of any prepayment pursuant to (S)13.3(a) of all or any portion of the aggregate unpaid principal amount of the outstanding Notes of all series, the aggregate unpaid principal amount of such Notes to be prepaid plus any Special Prepayment Premium or Reduced Prepayment Premium for such prepayment shall become due and payable on the Payment Date specified in the notice of such prepayment given pursuant to (S)13.3(d). After payment of the entire unpaid principal amount of the outstanding Notes of any series, such Notes shall be surrendered to the Trust and canceled and shall not be reissued. No Note shall be issued in lieu of the prepaid principal amount of any Note.

  (f) If any portion of the aggregate unpaid principal amount of Notes of any series to be prepaid or of any Special Prepayment Premium or Reduced Prepayment Premium for such prepayment is not paid on such Payment Date, (i) such portion of such aggregate unpaid principal amount shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) from such Payment Date until the date such portion is paid at a rate per annum equal to the Default Rate for Notes of such series and (ii) such portion of such Special Prepayment Premium or Reduced Prepayment Premium shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) from such Payment Date until the date such portion is paid at a rate per annum equal to the Default Rate for Notes of such series. Interest accrued and unpaid pursuant to the immediately preceding sentence shall be due and payable on demand.

  (g) No prepayment on any Payment Date for Notes of any series of less than the entire aggregate unpaid principal amount of the outstanding Notes of that series shall relieve the Trust of its obligation to pay (i) the Monthly Installment for
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To the Purchasers
April 1, 1994
Page 47

each outstanding Note of that series that is due and payable on such Payment Date or (ii) subsequent Monthly Installments for each outstanding Note of that series at the times and in the amounts required in (S)1.

  (h) In the case of any prepayment pursuant to (S)13.3(a) of less than the entire aggregate unpaid principal amount of the outstanding Notes of any series, the aggregate unpaid principal amount of such Notes to be prepaid and any Special Prepayment Premium or Reduced Prepayment Premium for such prepayment shall be allocated among the outstanding Notes of that series in proportion, as nearly as practicable, to the respective unpaid principal amounts of those Notes, with adjustments, to the extent practicable, to compensate for any prior prepayments not made exactly in that proportion.

  (S)13.4 Additional Collateral.

  (a) If (i) an Evaluation Event occurs and (ii) the Trust desires to subject one or more additional Centers to the Lien of the Mortgage, then, not more than ten Business Days after such Evaluation Event, the Trust shall deliver to each of the Holders a Nomination Notice.

  (b) If, within five Business Days after the timely delivery to each Holder of a Nomination Notice pursuant to (S)13.4(a), the Majority Holders shall deliver to the Trust notice of preliminary approval of one or more of the Centers identified in such Nomination Notice, then, not more than 45 Business Days after the delivery to the Trust of such notice, the Trust shall deliver to each of the Holders the following, provided that the failure to deliver one or more items shall not constitute an Event of Default or Potential Event of Default:

  (1) an Officers' Certificate dated the date of delivery thereof and stating that no Event of Default or Potential Event of Default has occurred and is continuing; and

  (2) with respect to each Center preliminarily approved by the Majority
Holders,

  (i) an abstractor's search certificate (x) covering the Base Real Property with respect to such Center, (y) stating a search period from and including the Base Title Policy with respect to such Center to and including a date not more than 15 days before to the date of its delivery, and (z) identifying each document that affects such Base Real Property and was filed of record during such search period,

  (ii) a name search certificate issued by Stewart Title Company, or by another title
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To the Purchasers
April 1, 1994
Page 48

company acceptable to the Majority Holders, stating that, as of a date not more than 15 days before the date of its delivery, there was no record on file, in the Office of the County Clerk of any county in which all or any part of such Center is located, of any abstract of judgment, federal lien or state tax lien with respect to which the Trust is the debtor,

  (iii) a Title Opinion with respect to such Center, which Title Opinion shall be (i) dated the date of such Officers' Certificate and (ii) addressed to each of you,

  (iv) a true and complete copy of each instrument listed in such Title Opinion as an encumbrance on, or defect in title to, such Center, none of which encumbrances or defects in title shall, either individually or in the aggregate, materially adversely affect the Trust's ownership or possession of such Center, the use of such Center as a shopping center, or the value of such Center as income producing property,

  (v) a survey by a Surveyor of the tract of land that comprises a part of such Center consisting of (i) a map or plat of such tract of land that (x) is based on an on-the-ground survey of such tract of land that was made by such Surveyor not more than 90 days before the date of its delivery, (y) sets forth the as-built location of each improvement that is located on such tract of land and (z) was prepared in accordance with all other current standards and specifications of the Texas Society of Professional Surveyors for a category lA land title survey, (ii) a written legal description of such tract of land prepared by such Surveyor, and (iii) a certificate of such Surveyor (w) signed and sealed by such Surveyor, (x) dated not more than 90 days before the date of its delivery, (y) certifying to each of the Holders (1) the accuracy of such map or plat, (2) the accuracy of such legal description, and (3) compliance by such survey with such standards and specifications, and (z) stating that (1) there are no visible encroachments by any improvement that is located on such tract of land onto adjoining premises,
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To the Purchasers
April 1, 199as
Page 49

streets or alleys, (2) there are no visible encroachments onto such tract of land by any improvement from adjoining premises, (3) there are no encroachments onto any easement, building setback line or other restricted area by any improvement that is located on such tract of land, (4) such tract of land has access to and from a dedicated public roadway, and (5) no part of such tract of land is situated in a flood hazard or flood plain area that is designated as such by, or in accordance with criteria established by authority of, the Federal Insurance Administration or any other governmental authority having jurisdiction;

  (vi) a written report by the Environmental Engineer, or by another environmental engineer acceptable to the Majority Holders, of its Phase I environmental audit of such Center that (i) is dated not more than 60 days before the date of its delivery, (ii) is duly executed on behalf of such environmental engineer, (iii) contains a statement, in reasonable detail, of the scope of such audit, (iv) states that such audit was conducted not more than 90 days before the date of its delivery, (v) is accompanied by a letter from such environmental engineer to the Holders stating that the Holders are entitled to rely upon such report, and (vi) evidences, to the reasonable satisfaction of each of the Holders, that each such Center meets the requirements of (S)6.24;

  (vii) true and complete copies of each of the Anchor Leases with respect to such Center, which Leases shall be assignable by the Trust, shall be valid and in full force and effect and without default in the payment of rent that is more than 60 days past due, and shall disclose any advances received by the Trust that have not already been credited on account of accrued rents,

  (viii) an executed and acknowledged counterpart of a Tenant Certificate dated as of a date not more than 30 days before the date of its delivery, substantially in the form of Exhibit V (with such changes therein, if any, as shall have been approved by the lessee named therein and each of the Holders), and with appropriate
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To the Purchasers
April 1, 1994
Page 50

insertions as indicated in such form, for each of such Anchor Leases,

  (ix) an executed and acknowledged counterpart of a Subordination Agreement dated not more than 45 days before the date of execution of the Supplemental Mortgage covering such Center, substantially in the form of Exhibit U (with such changes therein, if any, as shall have been approved by the lessee named therein and each of the Holders), and with appropriate insertions as indicated in such form, for each of such Anchor Leases,

  (x) a true and complete copy of each Material Contract with respect to such Center, and

  (xi) either (i) a tax certificate issued pursuant to Section 31.08 of the Texas Tax Code for each taxing unit that is entitled to a lien for unpaid taxes on the Base Real Property with respect to such Center, which tax certificates shall collectively evidence that there are no delinquent taxes, penalties or interest due on such Base Real Property according to the records of such taxing unit, or (ii) other evidence reasonably satisfactory to each of the Holders that there are no delinquent taxes, penalties or interest due on such Base Real Property.

  (c) If (i) the Trust shall have timely delivered a Nomination Notice pursuant to (S)13.4(a) and (ii) the Majority Holders shall have delivered to the Trust notice of preliminary approval of one or more of the Centers identified in such Nomination Notice pursuant to (S)13.4(b), then, upon the termination of the 45 Business Day period referred to in (S)13.4(b):

  (1) if (i) the Trust shall have failed to comply in any material respect with the provisions of (S)13.4(b) with respect to any Center identified in such notice of preliminary approval and (ii) within 15 Business Days after the termination of such 45 Business Day period, the Majority Holders shall have delivered notice to the Trust of such noncompliance, then (x) such notice to the Trust shall not be deemed a Rejection Notice and (y) such Center shall not be included in any New Collateral;

  (2) if (i) the Trust shall comply in all material respects with the provisions of (S)13.4(b) with respect to any Center
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To the Purchasers
April 1, 1994
Page 51

identified in such notice of preliminary approval and (ii) within 15 Business Days after the termination of such 45 Business Day period, the Majority Holders shall have delivered notice to the Trust identifying such Center as rejected by the Majority Holders for inclusion in the Mortgaged Property, then (x) such notice shall be deemed a Rejection Notice and (y) such Center shall not be included in any New Collateral; and

  (3) if, on the 16th Business Day after the termination of such 45 Business Day period, the Majority Holders shall not have delivered to the Trust the notice referred to in (S)13.4(c)(1) or the notice referred to in (S)13.4(c)(2), then the Majority Holders shall be deemed to have delivered notice to the Trust that each Center identified in such notice of preliminary approval, and with respect to which the Trust shall have complied with the provisions of (S)13.4(b) in all material respects, is acceptable to the Majority Holders for inclusion in the Mortgaged Property.

  (S)13.5 Supplemental Liens.

  (a) Not more than five Business Days after each Settlement Date, the Trust shall:

  (i) subject any New Collateral to the Lien of the Mortgage by executing, acknowledging, and delivering to each of the Holders multiple counterparts of a Supplemental Mortgage dated to be effective on the date of execution and delivery thereof, substantially in the form of Exhibit R (with such changes therein, if any, as shall have been approved by the Trust and the Majority Holders), with appropriate insertions as indicated in such form, and granting
(x) a first priority lien on each of the Centers that is a part of such New Collateral, (y) a first priority assignment of Rents with respect to each of those Centers and (z) a first priority security interest in the Additional Rights with respect to each of those Center (other than the Rents with respect to any of those Centers),

  (ii) execute and deliver to special counsel to the Holders a financing statement that (x) names the Trust as debtor and each of the Holders as a secured party, (y) describes each of the Centers that is a part of such New Collateral and the Additional Rights with respect to each of those Centers as the collateral, and (z) is otherwise in form and substance reasonably satisfactory to each of the Holders and their special counsel,
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To the Purchasers
April 1, 1994
Page 52

  (iii) file (y) a counterpart of the Supplemental Mortgage that was executed, acknowledged and delivered pursuant to clause (i) of this sentence in the Real Property Records of each county of the State of Texas in which such New Collateral, or any part thereof, is located, and (z) the financing statement executed and delivered pursuant to clause (ii) of this sentence in the Uniform Commercial Code Records of the Secretary of State of the State of Texas,

  (iv) file a counterpart of each Subordination Agreement that was executed, acknowledged and delivered pursuant to clause (ix) of (S)13.(4)(b)(2) in the Real Property Records of the county of the State of Texas in which the leased premises described in such Subordination Agreement is located, and

  (v) pay all taxes, fees and other charges imposed with respect to the recording or filing of the documents referred to in clauses (iii) and (iv) of this sentence and deliver to each of the Holders evidence of such recording or filing and of the payment of such taxes, fees and other charges.

  (b) Within 15 days after the execution, delivery and recordation of the Supplemental Mortgage required by (S)13.5(a), the Trust shall, with respect to each Center that is part of the New Collateral that was subjected to the Lien of the Mortgage by such Supplemental Mortgage, deliver to each Holder:

  (i) an abstractor's search certificate (x) covering the Base Real Property with respect to such Center, (y) stating a search period from the day preceding the last day of the search period stated in the abstractor's search certificate with respect to such Center that was delivered pursuant to (S)13.4(b)(2)(i) to and including the date of recordation of such Supplemental Mortgage, and (z) identifying each document that affects such Base Real Property and was filed of record during such search period,

  (ii) a name search certificate issued by Stewart Title Company, or by another title company acceptable to the Majority Holders, stating that, as of the date of recordation of such Supplemental Mortgage, there was no record on file, in the Office of the County Clerk of any county in which all or any part of such Center is located, of any abstract of judgment, federal lien or state tax lien with respect to which the Trust is the debtor,

  (iii) a Title Opinion with respect to such Center, which Title Opinion shall be (x) dated not more than 15 days after the date of
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To the Purchasers
April 1, 1994
Page 53

recordation of such Supplemental Mortgage and (y) addressed to each of the Holders, and

  (iv) all policies, certificates or binders of insurance covering such Center that are necessary to evidence compliance with (S)10.6.

  (c) All expenses of the Holders with respect to the addition of New Collateral shall be paid by the Trust, including without limitation all attorneys' fees and expenses.

  (S)13.6 Release of Liens.

  (a) Limitations on Requests for Release. The Trust shall not deliver a Request for Release more often than once in any year. Such right to deliver a Request for Release may not be exercised on a cumulative basis, and each year during which a Request for Release may be delivered shall commence on February 27, 1995, or on an anniversary of that date. Notwithstanding the foregoing provisions of this (S)13.6(a), the Trust may deliver a Request for Release if
(i) the Center identified in such Request for Release is the subject of a bona fide contract of sale to any Person that is not an affiliate of the Trust, (ii) the Center identified in such Request for Release is a Center with respect to which a Substantial Casualty Loss, a Condemnation, an Environmental Event or a Title Event occurred within the period of ten Business Days preceding the date of such Request for Release, (iii) such Request for Release is delivered not more than ten Business Days following a Settlement Date, or (iv) such Request for Release is permitted to be delivered pursuant to the second sentence of
(S)13.1(b)(ii).

  (b) Release of Release Centers. If (i) one or more of the conditions to delivery of a Request for Release that are stated in (S)13.6(a) have been fulfilled, (ii) no Event of Default or Potential Event of Default shall have occurred and be continuing (other than an Event of Default or Potential Event of Default that would cease to be continuing if such Center were released pursuant to this (S)13.6), (iii) a Settlement Date occurred not more than ten Business Days before the date such Request for Release was delivered, (iv) the Loan to Value Ratio at such Settlement Date would not have exceeded 60% if the Release Center identified in such Request for Release had been released from the Lien of the Mortgage immediately prior to such Settlement Date, (v) the Trust shall have paid each amount, if any, that shall have become due and payable pursuant to
(S)13.3 on the Payment Date for Notes of any series that occurs not fewer than 180 calendar days after such Settlement Date, and (vi) the conditions to the release of the Release Center identified in such Request for Release that are stated in (S)13.6(c) shall have been fulfilled, then (x) the Trust shall have the right to have such Release Center and the Additional Rights with respect to such Release Center released from the Lien of the Mortgage, and (y) each of the Holders shall execute and deliver to the Trust one or more instruments in recordable form to release such Release Center and such Additional Rights from the Lien of the Mortgage. All expenses in connection with the preparation and filing of those instruments (including, without limitation, all attorneys' fees and expenses) shall be paid by the Trust.
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To the Purchasers
April 1, 1994
Page 54

  (c) Further Conditions to Release. As a further condition to the release from the Lien of the Mortgage of any Release Center, each of the following conditions shall have been fulfilled to the reasonable satisfaction of each of the Holders:

  (i) the Trust shall have delivered to each of the Holders an Officers' Certificate dated the date of delivery thereof and stating that (x) all the conditions to such release stated in this (S)13.6 have been fulfilled, (y) no Event of Default or Potential Event of Default has occurred and is continuing, and (z) on the Mortgage Date for each Center that is part of any New Collateral that was subjected to the Lien of the Mortgage after the Settlement Date that last preceded the date of such Officers' Certificate, the warranties and representations of the Trust contained in (S)(S)6.26 and 6.28 were true and correct with respect to such Center as if such Center were an Initial Center and as if such Mortgage Date were the Closing Date ;

  (ii) on the Mortgage Date for each Center that is a part of such New Collateral, the Trust shall have good and indefeasible title to such Center subject only to Approved Encumbrances with respect to such Center;

  (iii) all instruments as may be required by law to make effective and establish, or to preserve the priority of, the Lien of the Mortgage, as such Lien exists after giving effect to any Supplemental Mortgage covering such New Collateral, shall have been recorded and filed in the appropriate places; each Subordination Agreement that was executed, acknowledged and delivered pursuant to (S)13.4(b)(2)(ix) for any Anchor Lease with respect to any Center that is a part of such New Collateral shall have been recorded and filed in the real property records of the county in which such Center is located; and all taxes, fees and other charges payable in connection with such recordings and filings shall have been paid;

  (iv) on the Mortgage Date for each Center that is part of such New Collateral, assuming that the Trust has good and indefeasible title to each Center that is part of such New Collateral, subject only to Approved Encumbrances with respect to such Center, the Supplemental Mortgage creates to secure the payment of the Obligations (x) a first priority lien on such Center, (y) a first priority assignment of Rents with respect to such Center, and (z) a first priority security interest in the Additional Rights with respect to such Center (other than the Rents with respect to such Center); and

  (v) on the Mortgage Date for each Center that is part of such New Collateral, no mortgage or financing statement or other instrument (other than the Mortgage) creating Liens by, through, or under the Trust on any property constituting any part of such New Collateral shall be on file in any recording office unless the same shall have been terminated or released.
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To the Purchasers
April 1, 1994
Page 55

  (d) Nothing contained in this (S)13.6 shall prevent the Holders from executing and filing for record, at any time and in the Holders' sole discretion, a partial release covering any Mortgaged Center with respect to which an Environmental Event has occurred.

  (S)14 Requisition or Taking; Casualty Loss.

  (S)14.1 Requisition or Taking. Immediately upon any Executive Officer's obtaining knowledge of the institution of any proceeding for a condemnation, requisition or taking of any Mortgaged Center or any part thereof, the Trust shall deliver notice of such proceeding to each Holder. The Trust shall, if requested by the Majority Holders, file and defend any claim the Trust may have as a result of such proceeding and prosecute such claim with due diligence to its final disposition and shall cause any awards or settlements to be paid or applied pursuant to the terms hereof. The Trust may be the nominal party in any such proceeding, but the Majority Holders shall be entitled to participate in and to control such proceeding and to be represented therein by counsel of their own choice, and the Trust shall deliver to each Holder such instruments as may be requested by the Majority Holders from time to time to permit such participation. If such Center, or any part of such Center, is taken or diminished in value, or if a consent settlement is entered by or under threat of such proceeding, the award or settlement proceeds (the "Condemnation Proceeds") payable to the Trust by virtue of its interest in such Center shall be paid to American General Corporation to be held subject to the Lien of the Mortgage and to be disbursed by American General Corporation as provided in this (S)14.1. The portion of the Condemnation Proceeds necessary to reimburse the Holders for all costs and expenses, including attorneys' fees, incurred in connection with the collection of the Condemnation Proceeds shall be paid to the Holders. The portion of the Condemnation Proceeds remaining after such reimbursement (the "Net Condemnation Proceeds") shall be disbursed as follows:

  (a) if (i) only a part of such Center is taken and the part remaining can (in the Majority Holder's judgment), with rebuilding, restoration or repair, be profitably operated as a shopping center, (ii) no Event of Default or Potential Event of Default has occurred and is continuing, (iii) the Trust delivers promptly to the Holders plans and specifications for such rebuilding, restoration or repair that are acceptable to the Majority Holders, and (iv) the Trust thereafter commences the rebuilding, restoration or repair and completes the same not more than 30 days after commencement, all in accordance with such plans and specifications, then the Net Condemnation Proceeds shall be paid to the Trust; and

  (b) to the extent not paid to the Trust pursuant to the foregoing clause (a),
(i) the Net Condemnation Proceeds shall, subject to the following proviso, be used to prepay a portion of the aggregate unpaid principal amount of the outstanding Notes of all series as if such proceeds constituted a prepayment pursuant to (S)13.3(a) and (ii) the Trust shall pay to the

To the Purchasers
April 1, 1994
Page 56

holders of Notes of each series the Special Prepayment Premium for such prepayment;

provided that (i) if an Exclusion Notice is delivered as a result of the Condemnation of such Center, or the Trust delivers to each of the Holders a Request for Release identifying such Center, in either case on or before the date that all or any portion of the Net Condemnation Proceeds are applied pursuant to the foregoing clause, then American General Corporation shall continue to hold the Net Condemnation Proceeds, which shall remain subject to the Lien of the Mortgage, until the Settlement Date that is caused by the delivery of such Exclusion Notice or Request for Release and (ii) if all of the conditions to a release of such Center have been fulfilled on or before the date that all or any portion of the Net Condemnation Proceeds are applied pursuant to the foregoing clause, then American General Corporation shall pay the Net Condemnation Proceeds to the Trust contemporaneously with such release. If only a part of any Center is taken and the part remaining can (in the Majority Holders' judgment), with rebuilding, restoration or repair, be profitably operated as a shopping center, the Trust shall promptly commence and diligently complete such rebuilding, restoration or repair, in accordance with plans and specifications submitted to and approved by the Majority Holders, regardless of whether the Trust is entitled to the Net Condemnation Proceeds or whether the Net Condemnation Proceeds is adequate.

  (S)14.2 Casualty Loss. Immediately upon any Executive Officer's obtaining knowledge of any act or occurrence of any kind or nature (including any casualty for which insurance is not obtained or obtainable) which results in damage to or loss or destruction of any Mortgaged Center or any part thereof, the Trust shall deliver notice of such act or occurrence to each Holder. The Trust shall, if requested by the Majority Holders, promptly commence and diligently complete the restoration, repair, replacement and rebuilding of such Center or part thereof as nearly as possible to its value, condition and character immediately before such damage, loss or destruction, regardless of whether the Net Casualty Insurance Proceeds, if any, are adequate. Except as otherwise expressly provided hereinbelow, the Trust shall cause all insurance proceeds (the "Casualty Insurance Proceeds") attributable to any such damage, loss or destruction to be paid promptly to American General Corporation to be held subject to the Lien of the Mortgage and to be disbursed as provided in this (S)14.2. The portion of the Casualty Insurance Proceeds necessary to reimburse the Holders for all costs and expenses, including attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor, incurred in connection with the collection of the Casualty Insurance Proceeds shall be paid to the Holders. The portion of the Casualty Insurance Proceeds remaining after such reimbursement (the "Net Casualty Insurance Proceeds") shall, upon delivery to each Holder of a written request by the Trust, be applied to the payment of the costs of repairing, replacing, restoring or rebuilding such center or part thereof so damaged or destroyed (hereinafter referred to as the "Work"), subject to the following conditions:

  (a) if the Work is structural, an architect or engineer shall direct the work and the plans and specifications for the Work shall provide that, upon completion thereof, the improvements upon which the work is to be
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To the Purchasers
April 1, 1994
Page 57

performed shall be at least equal in value and general utility to such improvements existing before the damage or destruction;

  (b) each request for payment shall be delivered to each Holder at least 30 days' prior to the requested date of payment and shall be accompanied by a certificate made by an architect or engineer and by an Officers' Certificate stating that (i) the sum requested is justly required to reimburse the Trust for payments by the Trust to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other Persons rendering services or materials for the Work (giving a brief description of such services and materials), (ii) the aggregate amount of the requested payment and any prior payments for portions of the Work does not exceed the value of the completed portion of Work, and (iii) the completed portion of the Work is without material defects;

  (c) each request shall be accompanied by waivers of lien satisfactory to the Majority Holders covering the Work and by a search prepared by the Title Company or by other evidence satisfactory to the Majority Holders that there has not been filed with respect to any part of the Work any mechanics' or other lien or instrument for the retention of title not discharged of record or by a bond satisfactory to the Majority Holders;

  (d) no Event of Default or Potential Event of Default shall have occurred and be continuing; and

  (e) the f1nal request for payment for the Work shall be accompanied by a copy of any certificate or certificates required by law to render occupancy of such Center legal, including without limitation, certificates of occupancy.

If the Work is completed and paid for in full in compliance with this (S)14.2, and if no Event of Default or Potential Event of Default shall have occurred and be continuing, then the remaining Net Casualty Insurance Proceeds shall be paid to the Trust. Upon any failure of the Trust promptly to commence or continue the Work in compliance with this (S)14.2, or at any time upon request by the Trust, the amount of any remaining Net Casualty Insurance Proceeds shall, subject to the following proviso, be used to prepay a portion of the aggregate unpaid principal amount of the outstanding Notes of all series as if such proceeds constituted a prepayment pursuant to (S)13.3(a) and the Trust shall pay to the Holders of Notes of each series the Special Prepayment Premium for such prepayment; provided that the Majority Holders may at any time apply the whole or any part of such Net Casualty Insurance Proceeds to cure any Event of Default. Notwithstanding the foregoing, the Trust shall be entitled to receive for application to repairs and restoration all Net Casualty Insurance Proceeds directly attributable to casualty loss of or damage to any Mortgaged Center that can be repaired for less than $100,000 and can be repaired in fewer than 120 days based upon the good faith estimate of a reputable independent general contractor with at least five years of
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To the Purchasers
April 1, 1994
Page 58

experience in the construction and repair of major shopping centers in the State of Texas, provided that (a) the Trust shall have agreed in writing to promptly repair and restore such Mortgaged Center to substantially its prior condition free of structural defects and free of liens arising out of such repair or reconstruction and in accordance with all applicable laws, ordinances, rules, regulations and restrictive covenants, (b) the Trust shall have delivered to each Holder a contractor's certificate and an Officer's Certificate, each setting forth the estimated cost and time to complete such repairs and restorations, and (c) no Event of Default or Potential Event of Default shall have occurred and be continuing. If (i) an Exclusion Notice is delivered or the Trust delivers to each of the Holders a Request for Release with respect to such Mortgaged Center on or before the date that any remaining Net Casualty Insurance Proceeds are used as a prepayment as provided above in this paragraph, then American General Corporation shall continue to hold such remaining Net Casualty Insurance Proceeds subject to the Lien of the Mortgage until the Settlement Date that is caused by the delivery of such Exclusion Notice or Request for Release and (ii) all of the conditions to a release of such Center have been fulfilled on or before the date that all or any portion of the Net Casualty Insurance Proceeds are used as a prepayment as provided above in this paragraph, then the Net Casualty Insurance Proceeds that are then held by American General Corporation and are attributable to such Center shall be paid to the Trust contemporaneously with such release.

  (S)14.3 Effect of Application of Proceeds. In the case of any application of proceeds to the prepayment of any portion of the aggregate unpaid principal amount of the outstanding Notes of all series pursuant to (S)(S)14.1 or 14.2, the aggregate unpaid principal amount of each of such Notes to be prepaid, together with the Special Prepayment Premium on such amount, shall become due and payable on the date such application is made.

  (S)15 Procedure for Release of Subsidiaries From Guaranty Agreements.

  (a) Officers' Certificate Requesting Release. On any date on which information is delivered pursuant to subsections (a) or (b) of (S)9.1, the Trust may, at its option, deliver to each Holder an Off1cers' Certificate, substantially in the form of Exhibit S, with appropriate insertions as indicated in such form, dated the date of delivery thereof and stating:

  (i) that (x) no condition or event exists that constitutes an Event of Default or Potential Event of Default and (y) no other Officers' Certificate has been delivered pursuant to this (S)15 since the end of the most recently ended fiscal quarter of the Trust;

  (ii) Consolidated Total Assets at the end of the most recently ended fiscal quarter of the Trust;

  (iii) the amount of Consolidated Total Assets at the end of such fiscal quarter that is attributable to assets owned at the date
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To the Purchasers
April 1, 1994
Page 59

of such Officers' Certificate by the Trust or one or more Guaranteeing Subsidiaries;

  (iv) the name and jurisdiction of incorporation of the Guaranteeing Subsidiary for which a Release from Guaranty is requested pursuant to such Officers' Certificate;

  (v) the amount of Consolidated Total Assets at the end of such fiscal quarter that is attributable to assets owned at the date of such Officers' Certificate by such Guaranteeing Subsidiary; and

  (vi) if the remainder obtained by subtracting the amount stated pursuant to clause (v) of this (S)15(a) from the amount stated pursuant to clause (iii) of this (S)15(a) is greater than 75% of the amount stated pursuant to clause (ii) of this (S)15(a), a request that such Holder execute and deliver to the Trust a Release from Guaranty dated as of the date of such Officers' Certificate and substantially in the form of Exhibit T, with appropriate insertions to identify such Guaranteeing Subsidiary as the Released Subsidiary (as that term is defined in Exhibit T).

  (b) Execution and Delivery of Release From Guaranty. Promptly following the receipt by any Holder of an Officers' Certificate meeting the requirements of
(S)15(a) and such other information, if any, that such Holder may reasonably have requested to determine whether, after giving effect to the execution and delivery of the Release from Guaranty requested pursuant to such Officers' Certificate, the condition stated in clause (vi) of that Officers' Certificate will be satisfied, such Holder shall execute and deliver to the Trust such Release from Guaranty.

  (S)16 Default and Acceleration.

  (S)16.1 Events of Default. Each of the following, whether voluntary or involuntary, shall constitute an "Event of Default":

  (a) if the Trust shall default in the payment of any Monthly Installment for any outstanding Note of any series, or in the payment of any amount payable pursuant to (S)1(f), for more than 5 days after the same becomes due and payable; or

  (b) if the Trust shall default in the payment of any other amount that constitutes principal of, or premium, if any, or interest on, any outstanding Note of any series, or in the payment of any interest on any of the foregoing, after the same becomes due and payable; or

  (c) if the Trust or any Subsidiary shall default in the performance of, or compliance with, any term contained in (S)(S)3(g) 9.1(g),
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To the Purchasers
April 1, 1994
Page 60

9.1(h), 9.1(i), 9.1(j), 9.1(k), 9.1(1), 9.1(m), 9.1(n), 9.7, 9.11, 9.12,
10.5(b), 10.6, 10.13. 11.5 or 13.5; or

  (d) if the Trust or any Subsidiary shall default in the performance of or compliance with any term contained in this Agreement (other than (i) those referred to in subsections (a) through (c) of this (S)16.1 and (ii) those contained in (S)10.2 or (S)10.5(a)) and such default shall not have been remedied within 30 days after the earlier of (i) such failure shall f1rst become known to any Executive Officer or (ii) written notice of such failure shall have been sent by any Holder to any officer of the Trust; or

  (e) if any representation or warranty contained in this Agreement shall prove to have been false or incorrect in any material respect on the date as of which made; or

  (f) if the Trust or any Subsidiary fails to pay any part of the principal of, the premium, if any, or the interest on, or any other amount payable pursuant to one or more instruments evidencing, Indebtedness for Borrowed Money of the Trust or such Subsidiary the aggregate outstanding balance of which is in excess of $15,000,000 (other than the Notes); or if the Trust or any Subsidiary fails to perform or observe any other agreement, term or condition contained in any document or documents evidencing or securing the payment of any Indebtedness for Borrowed Money of the Trust or such Subsidiary, or contained in any agreement under which any Indebtedness for Borrowed Money of the Trust or any Subsidiary was issued or created, in each case if the effect of such failure is to cause, or permit the holders of such Indebtedness for Borrowed Money (or a trustee on behalf of such holders) to cause, any payment in respect of such Indebtedness for Borrowed Money in an amount in excess of $15,000,000 to become due before its stated maturity, provided that for all purposes of this subsection (f), the term "Indebtedness for Borrowed Money" shall be deemed to exclude non-recourse indebtedness; or

  (g) if the Trust or any Guaranteeing Subsidiary shall (i) be generally not paying its debts as they become due, (ii) file, or consent by answer or otherwise to the f1ling against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (iii) make an assignment for the benefit of its creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property for the purpose of the general administration of such property for the benefit of creditors, (v) be adjudicated insolvent or be liquidated pursuant to any bankruptcy or insolvency law of any jurisdiction or (vi) take corporate action for the purpose of any of the foregoing; or
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To the Purchasers
April 1, 1994
Page 61

  (h) if a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Trust, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy of insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of the Trust or any Guaranteeing Subsidiary, or if any petition for any such relief shall be filed against the Trust or any Guaranteeing Subsidiary, and such petition shall not be dismissed within 60 days; or

  (i) if (i) a final judgment in an amount that when added the amounts of any other outstanding final judgments against the Trust or any Guaranteeing Subsidiary, exceeds an aggregate of $1,500,000 (including interest) in excess of the Trust's Insurance Coverage applicable thereto, if any, shall be rendered against the Trust or any Guaranteeing Subsidiary and (ii) either (x) within 10 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or (y) within 10 days after the expiration of such stay, such judgment shall not have been discharged; or

  (j) if (i) either (x) any Transaction Document shall become invalid or unenforceable, as a whole or in any material part, or (y) the Lien of the Mortgage shall fail to accord to any of the Holders or to the Trustee the liens or security interests intended to be created thereby, and (ii) any such event shall not have been fully remedied and the secured position of the Holders restored to their original positions by the Trust within 30 days after the earlier of (x) the date such event shall first become known to any Executive Officer, or (y) the date written notice of such event is given to the Trust by any Holder, provided that if such invalidity, unenforceability or failure is due to any act or omission of the Trust, such invalidity, unenforceability or failure shall constitute an Event of Default without any requirement of notice and without any period of grace.

  (S)16.2 Acceleration of Maturity.

  (a) Automatic Acceleration of Maturity. Upon the occurrence of any Event of Default described in subsections (g) or (h) of (S)16.1 with respect to the Trust, the entire unpaid portion of the principal amount of each outstanding Note of each series that is not already due and payable pursuant to this Agreement, together with the sum of (i) accrued and unpaid interest on the entire unpaid portion of such principal amount that is not already due and payable pursuant to this Agreement (but without duplicating any amounts referred to in (S)16.2(d) that include accrued and unpaid interest on such principal amount) plus (ii) the Note Default Premium for such Note, shall automatically become immediately due and payable, without presentment,
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To the Purchasers
April 1, 1994
Page 62

demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Trust.

  (b) Acceleration of MaturitY of All Notes by Declaration. Upon the occurrence and during the continuation of any other Event of Default, the Majority Holders may, by written notice to the Trust, declare the entire unpaid portion of the principal amount of each outstanding Note of each series that is not already due and payable pursuant to this Agreement to be, and the same shall forthwith become, due and payable, together with the sum of (i) accrued and unpaid interest on the entire unpaid portion of such principal amount that is not already due and payable pursuant to this Agreement (but without duplicating any amounts referred to in (S)16.2(d) that include accrued and unpaid interest on such principal amount) plus (ii) the Note Default Premium for such Note.

  (c) Acceleration of MaturitY of a Single Note by Declaration. Upon the occurrence and during the continuation of an Event of Default described in subsections (a) or (b) of (S)16.1 with respect to any outstanding Note of any series, the Holder of such Note may, by written notice to the Trust, declare the entire unpaid portion of the principal amount of such Note that is not already due and payable pursuant to this Agreement to be, and the same shall forthwith become, due and payable, together with the sum of (i) accrued and unpaid interest on the entire unpaid portion of such principal amount that is not already due and payable pursuant to this Agreement (but without duplicating any amounts referred to in (S)16.2(d) that include accrued and unpaid interest on such principal amount) plus (ii) the Note Default Premium for such Note. If any Holder shall exercise its right to accelerate maturity pursuant to the immediately preceding sentence, the Trust shall immediately give written notice thereof to the Holder of each other outstanding Note of any series.

  (d) No Effect on Other Amounts That Are Due and Payable. Any amounts that have become due and payable as a result of acceleration of maturity of any outstanding Note pursuant to the foregoing provisions of this (S)16.2 (or deemed pursuant to (S)17.4 to have been declared due and payable pursuant to the foregoing provisions of this (S)16.2) shall be in addition to any portion of any amount that shall have become due and payable pursuant to any other provision of this Agreement (including, without limitation, each Monthly Installment for each outstanding Note of each series that shall have become due and payable and each amount that shall have become due and payable pursuant to (S)(S)l(f), l(g), 1(1), 3(g), 3(h), 8.4, 8.5, 13.3(e), 13.3(f), 14.3 or 19) and remains unpaid at the date of such acceleration of maturity.

  (S)16.3 Interest on Amounts Due and Payable Pursuant to (S)16.2. If any portion of any amount that becomes due and payable pursuant to (S)(S)16.2(a),
(b), or (c) to the Holder of any outstanding Note of any series is not paid on the date such amount becomes due and payable, the portion of such amount that was not paid shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) from that date until the date such portion is paid at a rate per annum equal to the Default Rate for Notes of that series .

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To the Purchasers
April 1, 1994
Page 63

  (S)16.4 Rescission. If any Note of any series shall have been declared due and payable pursuant to (S)16.2, the Majority Holders may, by written notice to the Trust, rescind and annul that declaration and its consequences if:

  (a) the Trust shall have paid (i) all interest that shall have become due and payable pursuant to (S)l(f), (ii) each Monthly Installment for each outstanding Note of each series that shall have become due and payable, (iii) the portion (if any) of the principal amount of each outstanding Note that shall have become due and payable pursuant to (S)(S)8.4, 13.3(e) or 14.3, (iv) any Optional Prepayment Premium that shall have become due and payable pursuant to (S)8.4,
(v) any Special Prepayment Premium or Reduced Prepayment Premium that shall have become due and payable pursuant to (S)13.3(e), (vi) any Special Prepayment Premium that shall have become due and payable pursuant to (S)14.3, (vii) any amount that shall have become due and payable pursuant to (S)3(g), (viii) all interest that shall have become due and payable pursuant to (S)(S)l(g), 1(1), 3(h), 8.5 or 13.3(f), (ix) any expense that has become due and payable pursuant to (S)19, and (x) any interest that has become due and payable pursuant to
(S)19;

  (b) all Events of Default and Potential Events of Default, other than nonpayment of amounts that have become due and payable solely by reason of such declaration, shall have been cured or waived pursuant to (S)22;

  (c) no sale of any of the Mortgaged Property made under or by virtue of
(S)17.3 (whether made under any power of sale granted in the Mortgage or under or by virtue of a judicial proceeding or of a judgment or decree of foreclosure and sale) shall have occurred; and

  (d) no judgment or decree shall have been entered for the payment of any moneys due pursuant to any Basic Document.

No rescission and annulment under this (S)16.4 shall extend to or affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon.

  (S)17 Remedies on Default.

  (S)17.1 Rights of Holders to Institute Suit. Notwithstanding any other provision of any Basic Document or any Guaranty Agreement, each Holder shall have the right to receive, and to institute suit for the payment of, each amount that is then due and payable to such Holder pursuant to any Basic Document or any Guaranty Agreement, and such right shall not be impaired without the consent of such Holder.

  (S)17.2 General Remedies. In case any one or more Events of Default or Potential Events of Default shall occur and be continuing, the Majority Holders may proceed to protect and enforce the rights of all of the Holders by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any
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To the Purchasers
April 1, 1994
Page 64

agreement contained in any Basic Document or any Guaranty Agreement, or for an injunction against a violation of any of the terms, or in aid of the exercise of any power granted hereby or thereby or by law, including, without limitation, a suit for any damages for loss of bargain or otherwise by such Holders, or otherwise.

  (S)17.3 Remedies Against the Mortgaged Property. Upon the occurrence and during the continuation of an Event of Default, the Majority Holders may proceed to enforce any rights and remedies that the Holders may have pursuant to the Mortgage or to call upon the Trustee to enforce the Trustee's rights pursuant to the Mortgage, including, without limitation, the exercise of the power of sale contained therein, and the Trust shall be liable to pay to the Holders such amounts as shall be sufficient to cover the costs and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

  (S)17.4 Acceleration Upon Sale of Mortgaged Property. In the event of any sale of any Mortgaged Property made under or by virtue of (S)17.3 (whether made under any power of sale granted in the Mortgage or under or by virtue of a judicial proceeding or of a judgment or decree of foreclosure and sale), the entire unpaid portion of the principal amount of each outstanding Note of each series that is not already due and payable pursuant to this Agreement, together with the sum of (i) accrued and unpaid interest on the entire unpaid portion of such principal amount that is not already due and payable pursuant to this Agreement (but without duplicating any amounts referred to in (S)16.2(d) that include accrued and unpaid interest on such principal amount) plus (ii) the Note Default Premium for such Note, shall, if not otherwise due and payable at the time of that sale, be deemed to have been declared immediately due and payable pursuant to (S)16.2(b) at the time of that sale.

  (S)17.5 Delay or Omission Not a Waiver. No course of dealing and no delay on the part of any Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such rights, powers or remedies. Every right and remedy given by any subsection of this (S)17 or by law to the Holders or the Trustee may be exercised from time to time, and as often as may be deemed expedient, by the Holders or the Trustee.

  (S)17.6 Rights and Remedies Cumulative. No right, power or remedy conferred by any Basic Document or any Guaranty Agreement shall be exclusive of or limit any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute, or otherwise.

  (S)18 Definitions.

  (S)18.1 Certain Defined Terms. As used in this Agreement, the following terms have the following respective meanings:

  Additional Collateral means (i) one or more Centers that (i) are not Mortgaged Centers, (ii) have been nominated in a Nomination Notice for inclusion in
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To the Purchasers
April 1, 1994
Page 65

the Mortgaged Property and (iii) have been identified in a notice to the Trust by the Majority Holders as having been preliminarily approved for that purpose.

  Additional Rights, with respect to any Center, means:

  (a) all Leases with respect to such Center;

  (b) all Material Contracts with respect to such Center;

  (c) all Personalty with respect to such Center;

  (d) all Rents with respect to such Center;

  (e) all of the Trust's right, title and interest in and to any existing or future awards, remuneration, settlements or compensation relating to such Center, or any part thereof, that are made or paid by any governmental authority, including without limitation those made for any vacation of, or change of grade in, any streets affecting such Center or any part thereof; and

  (f) all of the Trust's right, title and interest in and to any existing or future licenses, permits, warranties or wastewater discharge capacity attributable or allocable to such Center or any part thereof.

  affiliate, of any Person, means any other Person that, directly or indirectly, controls, is controlled by, or is under common control with such first-mentioned Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

  Affiliate

  (a) of any real estate investment trust or corporation, means (i) any officer, trust manager or director thereof, (ii) any Person that is, directly or indirectly, the beneficial owner of more than 10% of any class of any equity security (as defined in the Exchange Act) thereof, (iii) if such beneficial owner is a partnership, any general partner thereof, or (iv) if such beneficial owner is a real estate investment trust or corporation, (x) any Person known to the Trust to be controlling, controlled by or under common control with such beneficial owner, (y) any officer, trust manager or director of such beneficial owner, or (z) any officer, trust manager or director of any other real estate investment trust or corporation

To the Purchasers
April 1, 1994
Page 66

known to the Trust to be controlling, controlled by or under common control with such beneficial owner,

  (b) of any partnership, means any general partner thereof, and

  (c) of any Person other than a real estate investment trust, corporation or partnership, means any other Person known to the Trust that, directly or indirectly, controls or is controlled by or is under common control with such first-named Person.

The term "Affiliate" shall also mean any relative of any individual who is an Affiliate of any Person by virtue of any of the foregoing clauses (a), (b), or
(c) of this definition; provided that neither you nor any other institutional holder of the Notes shall be deemed to be an Affiliate of the Trust. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

  Agreement means this Note Purchase Agreement, including the exhibits and schedules hereto.

  Amended Senior Secured Note Agreement means the Senior Secured Note Agreement as amended by (i) the Amendment to Note Purchase Agreement dated to be effective as of March 31, 1991, between the Trust and the Persons in whose names the Senior Secured Notes were registered at that date (or their respective successors), and (ii) the Amendment.

  Amendment means Amendment No. 2 to Note Purchase Agreement between the Trust and the Senior Secured Noteholders (or their respective successors).

  Anchor Lease, with respect to any Center, means any Lease that provides for:

  (a) the use or occupancy of more than 15% of the net rentable square feet contained within the improvements that comprise a part of such Center; or

  (b) the payment of more than 15% of the annual rentals derived from the use or occupancy of such Center.

  Appraisal Procedure means the procedure contained in (S)13.1(b) for determining the appraised value of one or more Centers.

  Approved Encumbrances means:
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To the Purchasers
April 1, 1994
Page 67

  (a) with respect to any Initial Center, the Preliminary Exceptions with respect to such Center, other than those of such Preliminary Exceptions that are identified in a letter from any of you to the Trust that (i) states that the Preliminary Exceptions identified therein are not acceptable and (ii) is delivered to the Trust before the Closing Date; and

  (b) with respect to any Center that is New Collateral, the Preliminary Exceptions with respect to such Center, other than those of such Preliminary Exceptions that are identified in a letter from any of the Holders to the Trust that (i) states that the Preliminary Exceptions identified therein are not acceptable and (ii) is delivered to the Trust not more than 20 days after the date that the Trust has delivered to each of the Holders all of the documents required to be delivered pursuant to (S)13.4(b) with respect to such Center.

  Appurtenances, with respect to any tract of land, means:

  (a) all of the Trust's right, title and interest in and to all tenements, rights, easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances belonging or in anywise appertaining to such tract of land, or any part thereof, or to the Buildings or Fixtures with respect to such tract of land or any part thereof;

  (b) all of the Trust's right, title and interest in and to all water, gas, oil, minerals, coal and other substances of any kind or character underlying or relating to such tract of land, or any part thereof;

  (c) all of the Trust's right, title and interest in and to any street, road, highway, or alley (vacated or otherwise) adjoining such tract of land, or any part thereof;

  (d) all of the Trust's right, title and interest in and to all strips and gores belonging, adjacent or pertaining to such tract of land or any part thereof; and

  (e) any after-acquired title of the Trust to any of the foregoing.

  Available MaturitY Date means one of the following dates:

  (a)  May 27, 2007;

  (b) February 27, 2010;

  (c) February 27, 2012; and

  (d) February 27, 2015.
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To the Purchasers
April 1, 1994
Page 68

  Base Real Property, with respect to any Center, means:

  (a) the tract of land that constitutes a part of such Center;

  (b) the Buildings with respect to that tract of land; and

  (c) the Fixtures with respect to that tract of land.

  Base Title Policy, with respect to any Center, means an Owner Policy of Title Insurance in the form promulgated by the Texas Department of Insurance that:

  (a) covers and describes the estate or interest of the Trust or of a Wholly-Owned Subsidiary that is the Trust's immediate predecessor in title, in the Base Real Property with respect to such Center; and

  (b) names the Trust, or such Wholly-Owned Subsidiary, as the insured.

  Basic Documents means this Agreement, the Mortgage and the Notes from time to time outstanding.

  Buildings, with respect to any tract of land, means any and all buildings, open parking areas and other improvements, and any and all additions, alterations, or appurtenances thereto, now or at any time hereafter situated, placed or constructed upon such tract of land or any part thereof.

  Business Day means a day other than a day on which national banking associations are authorized or required to close in Houston, Texas.

  Capital Lease, of any Person, means any lease of property (whether real, personal or mixed) by such Person as lessee that would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on the balance sheet of such Person.

  Capital Lease Obligation, with respect to any Capital Lease of any Person, means the amount of the obligation of such Person under such Capital Lease that would, in accordance with GAAP, appear on a balance sheet of such Person in respect of such Capital Lease.

  Casualty Insurance Proceeds has the meaning assigned to that term in (S)14.2.

  Center means:

  (a) a tract of land that is (i) situated in the State of Texas and (ii) improved by a shopping center;
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To the Purchasers
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Page 69

  (b) all Buildings with respect to such tract of land;

  (c) all Fixtures with respect to such tract of land; and

  (d) all Appurtenances with respect to such tract of land.

  Closing means 11:00 a.m., Houston time, on the Closing Date, at the Houston offices of your special counsel, Fulbright & Jaworski L.L.P., 1301 McKinney Street, Houston, Texas.

  Closing Date means July 27, 1994.

  Code means the Internal Revenue Code of 1986, as amended from time to time.

  Collateral means the Remaining Collateral and the Additional Collateral.

  Commission means the Securities and Exchange Commission or any successor agency.

  Commitment Amount, at any date, means the positive remainder (if any) obtained by subtracting:

  (a) the original aggregate principal amount of all outstanding Notes, if any, issued before that date, from

  (b)   $28,000,000.

  If (i) at the Funding for Notes of any series, (v) the representation and warranty of the Trust contained in the first sentence of (S)6.6, in the third sentence of (S)6.7, in the third through the sixth sentences of (S)6.9, in
(S)6.10 or in (S)6.24 shall not be true and correct, with the result that the Trust is unable to certify fulfillment of the condition contained in (S)5.1 that such representation and warranty be true and correct at such Funding, (w) the Trust shall have disclosed in writing to each Purchaser the inability of the Trust to certify fulfillment of that condition and the reasons for which that representation and warranty is untrue or incorrect, (x) each other condition contained in (S)5 shall have been fulfilled to the satisfaction of each Purchaser, (y) the Trust shall have delivered to each Purchaser the Note to be purchased by such Purchaser at such Funding, and (z) any Purchaser shall have elected pursuant to (S)3(f) to be relieved of any further obligation or liability to purchase the Note to be purchased by such Purchaser at such Funding, and (ii) no Notes of any series are issued after such Funding, other than Notes issued pursuant to (S)11, then, solely for purposes of determining the Commitment Amount at the date on which the Funding Period terminates, the Notes to have been purchased by such Purchaser at such Funding shall be deemed to have been issued at such Funding.
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To the Purchasers
April 1, 1994
Page 70

  Commitment Fee, at any date, means the product obtained by multiplying:

  (a) the Commitment Amount at that date, times

  (b) 2%.

  Company means Weingarten Realty, Inc., a Texas corporation.

  Condemnation, with respect to any Mortgaged Center, means any requisition or taking by a public authority of:

  (a) the entirety of such Mortgaged Center; or

  (b) any part of such Mortgaged Center that (i) causes the remainder of such Mortgaged Center to have a value that is at least $100,000 less than the entirety of such Mortgaged Center or (ii) materially and adversely affects the operation of the remainder of such Mortgaged Center as a shopping center.

  Condemnation Proceeds has the meaning assigned to that term in (S)14.1.

  Consolidated Subsidiaries means all Subsidiaries whose financial statements are reported in conjunction with those of the Trust for tax and accounting purposes.

  Consolidated Total Assets, at any date, means the sum of the book values (determined without deducting related depreciation or amortization) at which the assets of the Trust and the Consolidated Subsidiaries would be shown on a consolidated balance sheet at that date, prepared in accordance with GAAP.

  Contested Center means a Center the Noteholders' Value of which is contested by the Trust pursuant to (S)13.1.

  Coupon Rate, for Notes of any series, means:

  (a) if the Maturity Date for Notes of that series is May 27, 2007 (or, if such day is not a Business Day, the next Business Day), the sum of (i) 95 basis points plus (ii) the Treasury Based Rate at the Funding Date for Notes of that series;

  (b) if the Maturity Date for Notes of that series is February 27, 2010 (or, if such day is not a Business Day, the next Business Day), the sum of (i) 100 basis points plus (ii) the Treasury Based Rate at the Funding Date for Notes of that series;
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  (c) if the Maturity Date for Notes of that series is February 27, 2012 (or, if such day is not a Business Day, the next Business Day), the sum of (i) 105 basis points plus (ii) the Treasury Based Rate at the Funding Date for Notes of that series; and

  (d) if the Maturity Date for Notes of that series is February 27, 2015 (or, if such day is not a Business Day, the next Business Day), the sum of (i) 110 basis points plus (ii) the Treasury Based Rate at the Funding Date for Notes of that series.

  Current Subsidiaries means the Persons whose names are stated on Exhibit P.

  Default Rate, for Notes of any series, means the lesser of:

  (a) the sum of (i) the Coupon Rate for Notes of that series plus (ii) 2%; and

  (b) the Maximum Lawful Rate.

  Designated Number of Installments, for Notes of any series, means:

  (a) if the Maturity Date for Notes of that series is May 27, 2007 (or, if such day is not a Business Day, the next Business Day), 147;

  (b) if the Maturity Date for Notes of that series is February 27, 2010 (or, if such day is not a Business Day, the next Business Day), 180;

  (c) if the Maturity Date for Notes of that series is February 27, 2012 (or, if such day is not a Business Day, the next Business Day), 204; and

  (d) if the Maturity Date for Notes of that series is February 27, 2015 (or, if such day is not a Business Day, the next Business Day), 240.

  Environmental Engineer means either TV Earth Technology Corporation or Jones and Nuese, Inc.

  Environmental Event, with respect to any Mortgaged Center, means the occurrence of any event, or the existence of any condition, with respect to such Mortgaged Center that causes the Trust not to be in compliance with (S)10.2(a) or (b), if such noncompliance might reasonably be expected to result in (i) any reduction in the Market Value of such Mortgaged Center at the date of the discovery by any Executive Officer of such occurrence or condition, such Market Value to be determined without giving effect to such occurrence or condition, or
(ii) any loss, cost, expense or liability to the owner of such Mortgaged Center that would be material in light of such Market Value.
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To the Purchasers
April 1, 1994
Page 72

  Environmental Laws means all federal, state, local or municipal laws, rules, regulations, statutes, ordinances or orders relating to (a) the control of any potential pollutant, or protection of the air, water, groundwater or land, (b) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation, or (c) exposure to hazardous, toxic or other substances alleged to be harmful. "Environmental Laws" shall include, but not be limited to, the Clean Air Act, 42 U.S.C. (S)7401 et seq., the Clean Water Act, 33 U.S.C. (S)1251 et seq., the Resource Conservation Recovery Act, 42 U.S.C.
(S)6901 et seq., the Toxic Substances Control Act, 15 U.S.C. (S)2601 et seq., the Safe Drinking Water Act, 42 U.S.C. (S)300f et seq. and the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S)9601 et seq. The term "Environmental Laws" shall also include all state, local and municipal laws, rules, regulations, statutes, ordinances and orders dealing with the subject matter of the federal statutes identified in the immediately preceding sentence or promulgated by any governmental or quasi-governmental agency thereunder in order to carry out the purposes of any federal, state, local or municipal law.

  Environmental Report means the report described in  (S)4.8(g).

  ERISA means the Employee Retirement Income Security Act of 1974, or any similar statute, as at the time in effect. Reference to a particular section of such Act shall include a reference to the comparable section, if any, of such similar federal statute.

  Evaluation Event means any of the following:

  (a) the delivery of a Rating Notice;

  (b) the delivery by the Trust to the Holders of notice of the Trust's election to cause a Valuation Date as a result of a prepayment pursuant to (S)8 of more than $5,000,000 in aggregate principal amount of the outstanding Notes of any series;

  (c) the delivery of an Exclusion Notice; or

  (d) the delivery to the Holders of a Request for Release, other than a Request for Release that states that it is permitted to be delivered to the Holders pursuant to either clause (iii) of the third sentence of (S)13.6(a) or the second sentence of (S)13.1(b)(ii).

  Event of Default has the meaning assigned to it in (S)16.1.

  Exchange Act means the Securities Exchange Act of 1934, or any successor statute, as at the time in effect. Reference to a particular section of such Act shall include a reference to the comparable section, if any, of such successor statute.

  Excluded Center means any Center that is to be excluded from the Mortgaged Property pursuant to a an Exclusion Notice or a Request for Release.
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To the Purchasers
April 1, 1994
Page 73

  Exclusion Notice means a notice to the Trust by the Majority Holders that the Majority Holders have elected to exclude any Mortgaged Center from the Mortgaged Property as a result of a Substantial Casualty Loss, a Condemnation, an Environmental Event or a Title Event with respect to such Center.

  Executive Off1cers means the following officers of the Trust: (i) the Chairman of the Board of Trust Managers, (ii) the President, (iii) any other officer who acts as the chief executive officer of the Trust, (iv) the Executive Vice Presidents, (v) any officer who acts as the chief financial officer or chief accounting officer of the Trust, and (vi) any other officer who is responsible for the administration of this Agreement or for compliance by the Trust with any term or provision of any Transaction Document.

  Financing Statement means the financing statement referred to in (S)4.10(b).

  Fiscal Year means each consecutive period of 52 or 53 weeks for which the Trust, in accordance with GAAP, shall prepare its annual consolidated financial statements.

  Fixtures, with respect to any tract of land, means all of the Trust's right, title and interest in and to all materials, supplies, equipment, fixtures, apparatus and other items that (i) constitute real property under applicable law and (ii) are now or hereafter attached to, installed in or located in or on (temporarily or permanently) any portion of such tract of land or any Building with respect to such tract of land, including but not limited to, any and all partitions, window screens and shades, drapes, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, plumbing, laundry, incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, disposals, dishwashers, refrigerators and ranges, and recreational equipment and facilities of all kinds.

  Funding, for Notes of any series, means 11:00 a.m., Houston time, on the Funding Date for Notes of that series, at the Houston offices of your special counsel, Fulbright & Jaworski L.L.P., 1301 McKinney Street, Houston, Texas.

  Funding Date, for Notes of any series, means the date for the issue and sale of the Notes of that series that is stated in an Officers' Certificate timely delivered pursuant to (S)3(a) and otherwise meeting the requirements of that section.

  Funding Period means the period commencing on the Closing Date and terminating on February 27, 1995.

  GAAP means generally accepted accounting principles as set forth in the opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements of the Financial Accounting Standards Board or in
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To the Purchasers
April 1, 1994
Page 74

such opinions and statements of such other entities as shall be approved by a significant segment of the accounting profession.

  Guaranteeing Subsidiary means a Subsidiary that has:

  (a) executed and delivered a Guaranty Agreement pursuant to (S)(S)4.12 or 9.12; and

  (b) not been released from liability under that Guaranty Agreement pursuant to
(S)15 or otherwise.

  Guaranty, as applied to any Person, means any direct or indirect liability, contingent or otherwise, of such Person with respect to any Indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (other than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation effectively guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide, or to indemnify any other Person with respect to the provision of, funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency of any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, material or supplies or for any transportation, services or lease regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any Guaranty shall be equal to the amount of the obligation guaranteed thereby.

  Guaranty Agreements means:

  (a) the Agreements of Guaranty that are described in (S)4.12; and

  (b) the other Agreements of Guaranty, if any, that are described in (S)9.12.

  Hazardous Materials means (i) any petroleum or petroleum products, (ii) any hazardous substances as defined by (S)101(14) of CERCLA, or (iii) any other chemical, substance or waste that is regulated under any Environmental Law.

  "hereof" and words of like import refer to this Agreement as a whole and not to any particular section of this Agreement.
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To the Purchasers
April 1, 1994
Page 75

  Holder means a Person in whose name one or more outstanding Notes of any series is registered on the register maintained by the Trust pursuant to
(S)11.1.

  Indebtedness, of any Person, means:

  (a) all items (except items of capital stock, paid-in surplus, retained earnings, contingency reserves, or reserves for deferred income taxes) that in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as of the date on which Indebtedness is determined, including without limitation Capital Lease Obligations with respect to any Capital Lease of such Person, and

  (b) all indebtedness secured by any Lien on any property or asset owned or held by such Person, whether or not the indebtedness secured thereby shall have been assumed.

  Indebtedness for Borrowed Money, of any Person (without duplication), means:

  (a) Indebtedness, whether or not represented by bonds, debentures, notes or other securities, for the repayment of borrowed money that such Person has directly or indirectly created, incurred or assumed;

  (b) Indebtedness, whether or not for borrowed money, secured by any Lien on any property or asset owned or held by such Person, whether or not the Indebtedness secured thereby shall have been assumed;

  (c) Indebtedness of others with respect to which such Person has become liable by way of a Guaranty;

  (d) Capital Lease Obligations with respect to any Capital Lease of such Person;

  (e) Indebtedness, whether or not for borrowed money, with respect to which such Person has become directly or indirectly liable and which represents or has been incurred to finance the purchase price (or a portion thereof) of any property (other than property acquired in the ordinary course of business on ordinary trade terms not exceeding sixty days) or business acquired by such Person, whether by purchase, consolidation, merger or otherwise; and

  (f) Indebtedness of any other Person of the character referred to in subdivision (a), (b), (c), (d) or (e) of this definition with respect to which the Person whose Indebtedness for Borrowed Money is being determined has become liable by way of a Guaranty.
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To the Purchasers
April 1, 1994
Page 76

  Indemnified Parties has the meaning assigned to that term in (S)10.2.

  Indemnity Agreements means the Indemnity Agreements that are described in
(S)4.14.

  Independent, as applied to any Person, means that such Person:

  (a) is in fact independent;

  (b) is not an affiliate of the Trust; and

  (c) owns no securities of the Trust, of any affiliate of the Trust or of any other Person that is liable to pay any of the Obligations.

If such a Person is an individual, such individual shall not be a director, officer or employee of the Trustee, of any Affiliate, or of any other Person that is liable in respect of any of the Obligations. If such Person is a partnership or corporation, such partnership or corporation shall not have a partner, director or officer who is a director, officer, employee or owner of securities of the Trustee, of any Affiliate, or of any other Person that is liable in respect of any of the Obligations.

  Initial Leases means those leases identified in the Officers' Certificate timely delivered pursuant to (S)4.8(a) and otherwise meeting the requirements of that section.

  Initial Center means a Center identified in the Officers' Certificate timely delivered pursuant to (S)4.8(a) and otherwise meeting the requirements of that section.

  Initial Site means the tract of land that comprise a part of an Initial
Center.

  Insurance Coverage, with respect to any Judgment, means the amount of money, if any, that is payable to the Trust by an insurance carrier (other than a carrier that is an Affiliate of the Trust) as a result of such Judgment if such insurance carrier has acknowledged in writing its liability to pay such amount.

  Interest Payment Dates means:

  (a) August 27, 1994;

  (b) September 27, 1994;

  (c) October 27, 1994;

  (d) November 27, 1994;

  (e) December 27, 1994;
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To the Purchasers
April 1, 1994
Page 77

  (f) January 27, 1995; and

  (g) February 27, 1995.

  Interest Rate, for Notes of any series, means the lesser of:

  (a) the Coupon Rate for Notes of that series; and

  (b) the Maximum Lawful Rate.

  Judgment means any judgment, order, decree or award, whether or not appealable, of any court, tribunal, arbitrator or administrative agency.

  Leases, with respect to any Center, means:

  (a) the existing and future leases, subleases in which the Trust has an interest, licenses or other agreements for the use or occupancy of all or any part of such Center; and

  (b) any guaranty of any obligation of the lessee under any of such leases, subleases, licenses or other agreements.

  Lien means any mortgage, lien, pledge, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party under any conditional sale or other title retention agreement or Capital Lease with respect to, any property.

  Lien of the Mortgage means the lien, security interest and assignment of Rents created by the Mortgage.

  Loan to Value Ratio, on any Settlement Date, means the quotient, expressed as a percentage, obtained by dividing (i) the aggregate unpaid principal amount of outstanding Notes of all series at such Settlement Date by (ii) the sum of (x) the value of the Remaining Collateral determined in accordance with the Valuation Process that last preceded such Settlement Date and (y) the value of any New Collateral determined in accordance with such Valuation Process.

  MAI Appraiser means an appraiser duly certified and in good standing with the American Institute of Real Estate Appraisers.

  Majority Holders means the Holder or Holders of a majority in aggregate principal amount of the then outstanding Notes of all series.

  Market Value, of any Center at any date, means the value of the interest of the Trust in such Center that is the most probable price, as of that date, in cash or in terms equivalent to cash, for which that interest should sell after reasonable exposure in a competitive market under the conditions required for a fair sale, with the

To the Purchasers
April 1, 1994
Page 78

buyer and seller each acting prudently, knowledgeably and in their respective self interests, and assuming that neither is under undue duress.

  Material Contract, with respect to any Center, means a contract that:

  (a) as of the date of determination, is for a term in excess of one year from that date; and

  (b) relates to the leasing, operation, ownership or management of that Center.

  Material Development means any condition, event or occurrence that:

  (a) if the Trust is at the time required to file reports under Section 13 or 15 of the Exchange Act, would give rise to an obligation to file a Current Report on Form 8-K with the Commission; or

  (b) if the Trust is not required to file reports under Section 13 or 15 of the Exchange Act, would, in the opinion of the management of the Trust, reasonably be expected to have a material adverse effect on the business, condition (financial or other), assets, or operations of the Trust, including, by way of illustration but not limited to, any such condition, event or occurrence consisting of (i) the enactment or proposed enactment by any Federal, state or local legislative or administrative body or authority of any statute, law, order, ordinance, rule or regulation applicable to the Trust, but excluding such matters as do not uniquely affect the real estate business or the Trust, (ii) the rendering by any judicial or administrative body or authority of any order, judgment, construction or decree, or the institution or threat of any litigation, investigation or other proceeding, involving the Trust or any of its assets, or operations or affecting the real estate business generally, but excluding such matters as do not uniquely affect the real estate business or the Trust, (iii) any change or proposed change in the President, any Senior Vice President or any Executive Vice President of the Trust, or any other officer of the Trust having a similar status or importance, (iv) any change or proposed change or development in the Trust's or any Subsidiary's labor relations or relations with tenants, or (v) any change or proposed change in the Trust's or any Subsidiary's properties, but in each case only if such event, in the opinion of management of the Trust, might reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, or operations of the Trust and the Subsidiaries, taken as a whole.

  Maturity Date, for Notes of any series, means the date upon which the aggregate unpaid principal amount of the outstanding Notes of that series, and accrued and unpaid interest on such aggregate unpaid principal amount, shall become due and payable unless such aggregate unpaid principal amount shall earlier have become due and payable pursuant to this Agreement, as such date is stated in an Officers'
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To the Purchasers
April 1, 1994
Page 79

Certificate timely delivered pursuant to (S)3(a) and otherwise meeting the requirements of that section.

  Maximum Lawful Rate means the maximum lawful nonusurious rate of interest per annum that the laws of the State of Texas in effect from time to time permit to be contracted for by, charged to, and received from, the Trust pursuant to any of the Notes or any of the other Basic Documents, provided that if the maximum lawful nonusurious rate of interest per annum that any Holder is permitted to take or receive from, or charge to, the Trust shall be governed by the federal laws of the United States of America, the term "Maximum Lawful Rate" shall mean, in the case of any Note held by that Holder, the maximum lawful nonusurious rate of interest per annum that the federal laws of the United States of America permit such Holder to take or receive from, or charge to, the Trust pursuant to any of the Notes or any of the other Basic Documents. The parties to this Agreement hereby acknowledge that (i) the maximum lawful nonusurious rate of interest per annum that the laws of the State of Texas in effect at the date of this Agreement permit to be contracted for by, charged to, and received from, the Trust pursuant to any of the Notes or any of the other Basic Documents is determined by Article 5069-1.04, Title 79, Revised Civil Statutes of Texas, 1925, (ii) the rate ceiling specified in that statute, as in effect at the date of this Agreement, is a rate of interest per annum computed on the basis of the actual number of days elapsed in a year of 365 or 366 days, as the case may be, and (iii) various provisions of this Agreement and the Notes provide that interest at the Interest Rate for Notes of any series, or at the Default Rate for Notes of any series, shall be computed on the basis of a 360-day year of twelve 30-day months. Accordingly, if such maximum lawful nonusurious rate of interest were required to be determined under the laws of the State of Texas as in effect at the date of this Agreement, such maximum lawful nonusurious rate of interest shall be expressed as a percentage per annum that produces an amount of interest (computed on the basis of a 360-day year of twelve 30-day months) that equals, but does not exceed, the maximum lawful nonusurious amount of interest per annum that such statute permits to be contracted for by, charged to, and received from, the Trust pursuant to any of the Notes or any of the other Basic Documents.

  Monthly Installment Amount, for Notes of any series on any Payment Date for Notes of that series, means the sum of the amounts of the Monthly Installments for the respective outstanding Notes of that series that are due and payable on that Payment Date.

  Monthly Installments, for any outstanding Note of any series, means the consecutive monthly installments in which the unpaid portion of the principal amount of such Note, and accrued and unpaid interest on the unpaid portion of such principal amount, shall be due and payable following the date on which the Funding Period terminates unless the unpaid portion of such principal amount and such accrued and unpaid interest shall earlier have become due and payable pursuant to this Agreement.
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To the Purchasers
April 1, 1994
Page 80

  Moody's means:

  (a) Moody's Investors Service, Inc.;

  (b) any corporation into or with which Moody's Investors Service, Inc. may be merged or consolidated or that succeeds to all or substantially all the assets of Moody's Investors Service, Inc. relating to and including its business of rating securities; or

  (c) if Moody's Investors Service, Inc. shall have dissolved or discontinued its business of rating securities, a successor rating agency designated by the Majority Holders.

  Mortgage means the Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement from the Trust to John Madsen, as trustee.

  Mortgage Date, for any Center, means the date on which such Center first became subject to the Lien of the Mortgage.

  Mortgaged Center means a Center that is then subject, or intended by the terms of this Agreement to be subject, to the Lien of the Mortgage.

  Mortgaged Property means the property that is then subject, or intended by the terms of this Agreement to be subject, to the Lien of the Mortgage.

  Multiemployer Plan means an employee pension benefit plan meeting the definition of that term contained in Section 3(37) of ERISA and section 414(f) of the Code to which contributions are, or have been, made by the Trust or any of its Subsidiaries.

  Net Casualty Insurance Proceeds has the meaning assigned to that term in
(S)14.2.

  Net Condemnation Proceeds has the meaning assigned to that term in (S)14.1.

  New Collateral means:

  (a) Additional Collateral that (i) is acceptable to the Majority Holders for inclusion in the Mortgaged Property and (ii) is identified in a notice to the Trust by the Majority Holders as acceptable for that purpose; and

  (b) the Additional Rights with respect to each Center that constitutes a part of such Additional Collateral.

  Nomination Notice means an Officers' Certificate that:

To the Purchasers
April 1, 1994
Page 81

  (a) is dated the date of delivery thereof;

  (b) identifies, by name and location, each of the Centers that the Trust nominates for inclusion in the Mortgaged Property;

  (c) sets forth (i) in reasonable detail, a narrative description of each of those Centers, including a statement of the dimensions, character of construction, and current and proposed use of any material improvement that comprises a part of such Center, and (ii) a sufficient legal description of the tract of land that comprises a part of each of those Centers;

  (d) identifies, by date, term and identity of the lessee, each Lease with respect to each of those Centers that is in effect at the date of such Officers' Certificate;

  (e) identifies, by date, term and identity of the party or parties thereto (other than the Trust), each Material Contract with respect to each of those Centers that is in effect at the date of such Officers' Certificate;

  (f) identifies, by identity of the issuer, amount of coverage, file number, policy number, date of policy, name of insured, and the name of the Center that includes the Base Real Property title to which is covered by such policy, a Base Title Policy with respect to each of those Centers;

  (g) certifies that a true and complete copy of each of those Base Title Policies is delivered with such Officers' Certificate;

  (h) states the Trust's good faith estimate of the Market Value at the date of such Officers' Certificate of each of those Centers;

  (i) states the sum of such Market Values stated in clause (h) above;

  (j) is accompanied by a written report of the procedures followed by the Trust in ascertaining those Market Values;

  (k) states the Trust's good faith estimate of the Market Value at such date of each of the Centers that constitutes Remaining Collateral;

  (l) states the sum of those Market Values stated in clause (k) above;

  (m) states the positive remainder, if any, obtained by subtracting (i) the amount stated pursuant to clause (l) of Officers' Certificate from (ii) the quotient obtained by dividing (x) the aggregate unpaid principal amount of the outstanding Notes of all series at such date by (y) 60%;
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  (n) states that the amount stated pursuant to clause (i) of such Officers'
Certificate is not less than the product obtained by multiplying (i) the amount stated pursuant to clause (m) of such Officers' Certificate times (ii) four; and

  (o) states that (i) the quality of construction and the level of occupancy of each of such Centers is at least as high as that of a majority of the Mortgaged Centers at such date, (ii) the design of construction and the type of tenancy of each such Center is substantially similar to that of a majority of the Trust's retail properties at such date, and (iii) no current lessee under any Anchor Lease with respect to any of such Centers is in bankruptcy at such date.

  Note Default Premium, for any outstanding Note of any series, means an amount equal to the lesser of:

  (a) the positive remainder (if any) obtained by subtracting

    (i) the sum of the present values, determined at the date on which the maturity of that Note was accelerated pursuant to (S)16.2, of those Monthly Installments for that Note on the several Payment Dates on which such Monthly Installments would be due and payable if such acceleration had not occurred but will no longer be due and payable solely as a result of such acceleration, such present values to be computed in accordance with generally accepted financial practice at a discount rate equal to the Interest Rate for Notes of that series, from

    (ii) the sum of the present values, determined at the date of such acceleration, of those Monthly Installments for that Note on the several Payment Dates on which such monthly Installments would be due and payable if such acceleration had not occurred but will no longer be due and payable solely as a result of such acceleration, such present values to be computed in accordance with generally accepted financial practice at a discount rate equal to the sum of

      (1) the weekly average yield on actively traded United States Treasury securities adjusted to a constant maturity most nearly equal to the remaining weighted average life to scheduled maturity (computed in accordance with generally accepted financial practice) of that Note, which weekly average yield shall be determined by reference to the most recent Reporting Media that became publicly available at least two Business Days before the date of such acceleration, plus
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      (2) 50 basis points; and

  (b) the amount of interest on the unpaid portion of the principal amount of such Note from the Funding Date for Notes of that series to the date of such acceleration at the Maximum Lawful Rate minus the sum of (i) the amount of accrued and unpaid interest on the unpaid portion of the principal amount of such Note that becomes due and payable as a result of such acceleration or became due and payable before such acceleration and remains unpaid, but excluding such Note Default Premium, plus (ii) all amounts that (x) were paid by or on behalf of the Trust to the Holder of such Note pursuant to such Note, or pursuant to any of the other Basic Documents, before the date of such acceleration and (y) constitute interest under applicable law.

  Noteholders' Value means the value of a Center determined by the Majority Holders in accordance with the provisions of (S)13.1.

  Notes means the Trust's Variable Issue Senior Secured Notes. Such term shall be limited to:

    (a) all notes issued pursuant to (S)3(e); and

    (b) all notes issued in exchange therefor, or in replacement or upon transfer thereof, pursuant to (S)11.

  Obligations has the meaning assigned to that term in the Mortgage.

  Officers' Certificate means a certificate executed on behalf of the Trust:

    (a) by its Chairman of the Board of Trust Managers, its President, or one of its Executive Vice Presidents; and

    (b) by its chief financial officer, its chief accounting officer, or its Treasurer.

Each Officers' Certificate shall state the section of this Agreement pursuant to which such Officers' Certificate is delivered.

  Operative Documents means the Transaction Documents, any Tenant Certificate for any Lease with respect to any Mortgaged Center, any Material Contract with respect to any Mortgaged Center, any Subordination Agreement for any Lease with respect to any Mortgaged Center, any Anchor Lease with respect to any Mortgaged Center, the Environmental Report, the Survey, and any abstractor's search certificate, tax certificate, lien search certificate or opinion of counsel to the Trust that is delivered pursuant to this Agreement.
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  Optional Prepayment Premium, for any prepayment of all or any portion of the aggregate principal amount of the outstanding Notes of any series, means the positive remainder (if any) obtained by subtracting:

    (a) the sum of the present values, determined at the date fixed for such prepayment, of those Monthly Installment Amounts for Notes of that series on the several Payment Dates on which Monthly Installments for each outstanding Note of that series would be due and payable if such prepayment were not made but will no longer be due and payable solely as a result of such prepayment, such present values to be computed in accordance with generally accepted financial practice at a discount rate equal to the Interest Rate for Notes of that series, from

    (b) the sum of the present values, determined at the date fixed for such prepayment, of those Monthly Installment Amounts for Notes of that series on the several Payment Dates on which Monthly Installments for each outstanding Note of that series would be due and payable if such prepayment were not made but will no longer be due and payable solely as a result of such prepayment, such present values to be computed in accordance with generally accepted financial practice at a discount rate equal to the sum of

      (i) the weekly average yield on actively traded United States Treasury securities adjusted to a constant maturity most nearly equal to the remaining weighted average life to scheduled maturity (computed in accordance with generally accepted financial practice) of the Notes of that series, which weekly average yield shall be determined by reference to the most recent Reporting Media that became publicly available at least two Business Days before the date fixed for such prepayment, plus

      (ii) 50 basis points.

    Other Assets means assets other than the Mortgaged Property.

    Other Instruments means the instruments referred to in (S)4.10(c).

  Payment Date, for Notes of any series, means a date on which one of the Monthly Installments for each outstanding Note of that series is due and payable.

  Permitted Encumbrances with respect to any Mortgaged Center, means any and all of the following to the extent validly existing and affecting all or any part of such Mortgaged Center:

    (a) easements, rights-of-way, servitudes, other similar reservations, rights and restrictions, and other minor defects and irregularities affecting such Mortgaged Center, none of which individually
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or in the aggregate materially diminishes the value of such Mortgaged Center or materially impairs the use thereof by the Trust as a shopping center;

    (b) Liens securing the payment of taxes, assessments or other governmental charges, and Liens securing the payment of amounts owed to mechanics, materialmen or laborers for services performed or materials furnished in connection with such Mortgaged Center, that, in either case, are not due and payable or the amount or validity of which are being contested by appropriate legal proceedings that operate during the pendency of such legal proceedings to prevent the collection of such taxes, assessments or other governmental charges, or of such amounts owed to mechanics, materialmen or laborers, and to prevent the sale or forfeiture of such Mortgaged Center or any interest therein subject or intended to be subject to the Lien of the Mortgage;

    (c) attachment, judgment or other similar Liens arising in connection with court proceedings, provided that the execution or other enforcement of such Liens is effectively stayed and that the claims secured thereby are being actively contested in good faith and by appropriate legal proceedings;

    (d) the Lien of the Mortgage;

    (e) any Lease that (i) grants a possessory right in or to, or the right to use, such Mortgaged Center or any part thereof, (ii) is in effect at the Closing (provided that nothing herein contained shall be deemed to subordinate the Lien of the Mortgage to any such Lease that is now or hereafter subordinate to such
Lien), and (iii) if supplemented or amended after the Closing, is so supplemented or amended in accordance with (S)10.1; and

    (f) any Lease that (i) grants a possessory right in or to, or the right to use, such Mortgaged Center or any part thereof, (ii) if entered into after the Closing, is entered into in accordance with (S)10.1, and (iii) if thereafter supplemented or amended, is so supplemented or amended in accordance with
(S)10.1.

  Person means an individual, a partnership, a limited partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization, a government or any department or agency of a government.

  Personalty, with respect to any Center, means the Trust's right, title and interest in and to the equipment, machinery, goods, general intangibles, money, accounts, contract rights, inventory and other personal property (other than Fixtures with respect to the tract of land that comprises a part of such Center) of any kind or character that is now or hereafter located upon, within or about such Center, or any
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part thereof, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof.

  Plan means an employee pension benefit plan (within the meaning of Section 3 of ERISA) that (i) is subject to Title 4 of ERISA and (ii) is or has been established or maintained, or to which contributions are or have been made, by the Trust or any Subsidiary, provided that the term "Plan" shall not include a Multiemployer Plan.

  Potential Event of Default means a condition or event which, after notice or lapse of time or both, would constitute an Event of Default.

  Preliminary Exceptions, with respect to any Center, means those encumbrances on, or defects in title to, such Center that are stated in one or more of the Preliminary Title Documents with respect to such Center.

  Preliminary Title Documents means:

    (a) with respect to each Initial Center, (i) the Title Opinion with respect to such Center that is referred to in (S)4.8(d), (ii) the copies of instruments evidencing exceptions described in (S)4.8(e), and (iii) the surveys described in
(S)4.8(f); and

    (b) with respect to any Center that is New Collateral, (i) the Title Opinion with respect to such Center that is referred to in (S)13.4(b)(2)(iii), (ii) the copies of instruments evidencing exceptions with respect to such Center described in (S)13.4(b)(2)(iv) and (iii) the survey with respect to such Center described in (S)13.4(b)(2)(v).

  property means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

  Purchasers means the Persons named as Purchasers on Schedule I.

  Rating Notice means a notice to the Trust by the Majority Holders that the Majority Holders have elected to cause a Valuation Date as a result of:

    (a) any action on the part of Moody's (i) to reduce the rating on any security evidencing senior indebtedness of the Trust that is registered pursuant to Section 12 of the Exchange Act to Baa3 or some lower rating or (ii) to withdraw its rating and decline to publish a rating for such security;

    (b) any action on the part of Standard & Poor's (i) to reduce the rating on any security evidencing senior indebtedness of the Trust that is registered pursuant to Section 12 of the Exchange Act to BBB- or some
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Page 87

lower rating or (ii) to withdraw its rating and decline to publish a rating for such security; or

    (c) the failure of the Trust to have outstanding any security evidencing senior indebtedness of the Trust that (i) is registered pursuant to Section 12 of the Exchange Act and (ii) has a rating published by either Moody's or Standard & Poor's.

  Reduced PrepaYment Premium, for any prepayment pursuant to (S)(S)13.3(b)(ii) or (v) of any Series Required Prepayment with respect to Notes of any series, means an amount equal to the lesser of :

    (a) the product obtained by multiplying (i) 0.5 times (ii) the Optional Prepayment Premium for Notes of that series that would be payable if (x) a portion of the aggregate unpaid principal amount of outstanding Notes of that series that is equal to such Series Required Prepayment were being prepaid pursuant to (S)8 and (y) the date fixed for such prepayment were the date specified in the notice of such Series Required Prepayment given pursuant to
(S)13.3(d); and

    (b) the sum of the amounts of interest on the respective unpaid portions of the principal amounts of the outstanding Notes of such series from the Funding Date for Notes of that series to the date of such prepayment at the Maximum Lawful Rate minus the sum of (i) the sum of the amounts of accrued and unpaid interest on the respective unpaid portions of the principal amounts of such Notes that become due and payable on the date of such prepayment or became due and payable before that date and remain unpaid, but excluding such Reduced Prepayment Premium, plus (ii) all amounts that (x) were paid by or on behalf of the Trust to the respective Holders pursuant to such Notes, or pursuant to any of the other Basic Documents, before the date of such prepayment and (y) constitute interest under applicable law.

  Rejection Notice means:

    (a) a notice delivered by the Majority Holders pursuant to (S)13.1(b)(ii) or
(S)13.4(c)(2); or

    (b) a notice deemed to have been delivered by the Majority Holders pursuant to (S)13.2.

  Release Center means a Center that is identified in a Request for Release and is thereby requested to be released from the Lien of the Mortgage.

  Remaining Collateral means the Mortgaged Property except (i) any Excluded Center and (ii) the Additional Rights with respect to such Excluded Center.
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April 1, 1994
Page 88

  Rents, with respect to any Center, means the income, receipts, security deposits, revenues, rents, issues and profits arising from the several Leases with respect to such Center, including without limitation store rents, minimum rents, additional rents, percentage rents, parking and maintenance charges and fees, tax and insurance contributions, proceeds from the sale of utilities and services, cancellation premiums and claims for damages arising from any breach of any of such Leases.

  Reporting Media means:

    (a) the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on the Telerate Access Service) for actively traded United States Treasury securities adjusted to constant maturities;

    (b) if the Telerate Access Service shall have ceased to exist or if yields are otherwise not available or ascertainable by reference to such service, the statistical release designated "H.15(519)" that is published weekly by the Federal Reserve System and establishes yields on actively traded United States Treasury securities adjusted to constant maturities; or

    (c) if the Telerate Access Service shall have ceased to exist and such statistical release shall have ceased to be published, such other reasonably comparable index as shall have been selected by the Majority Holders.

  Request for Release means an Officers' Certificate that:

    (a) is delivered to each Holder;

    (b) is dated the date of delivery thereof;

    (c) identifies, by name and location, each Center that the Trust requests be released from the Lien of the Mortgage; and

    (d) if such Officers' Certificate is permitted to be delivered pursuant to the third sentence of (S)13.6(a), states the clause of the third sentence of
(S)13.6(a) pursuant to which such Officers' Certificate is permitted to be delivered.

  Required Prepayment has the meaning assigned to such term in (S)13.3(a).

  Securities Act means the Securities Act of 1933, or any successor statute, as at the time in effect. Reference to a particular section of such Act shall include a reference to the comparable section, if any, of such successor statute.
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April 1, 1994
Page 89

  Senior Secured Note Agreement means the Note Purchase Agreement dated August 6, 1987, between Company and The Variable Annuity Life Insurance Company, American General Life and Accident Insurance Company, American General Life Insurance Company of Delaware, Republic National Life Insurance Company and American-Amicable Life Insurance Company, pursuant to which the Company issued the Senior Secured Notes.

  Senior Secured Notes means the Company's 9.10% Senior Secured Notes due 2001, the obligations of the Company under such notes having been assumed by the Trust pursuant to the Assumption Agreement dated as of April 5, 1988, among the Trust, the Company and the holders of such notes at that date.

  Senior Secured Noteholders means the Persons in whose names the Senior Secured Notes are registered at the Closing Date.

  Series Required Prepayment has the meaning assigned to such term in
(S)13.3(a).

  Settlement Date has the following meaning:

    (a) If (i) an Evaluation Event occurs and (ii) on the 11th Business Day after such Evaluation Event, the Trust shall not have delivered to each of the Holders a Nomination Notice, then Settlement Date means the Valuation Date that was caused by such Evaluation Event.

    (b) If (i) an Evaluation Event occurs, (ii) within ten Business Days after such Evaluation Event, the Trust delivers to each of the Holders a Nomination Notice, and (iii) on the 6th Business Day after the delivery to the Holders of such Nomination Notice, the Majority Holders shall not have delivered to the Trust notice of preliminary approval of one or more of the Centers described in such Nomination Notice, then Settlement Date means the later of (x) the Valuation Date that was caused by such Evaluation Event and (y) such 6th day.

    (c) If (i) an Evaluation Event occurs, (ii) within ten Business Days after such Evaluation Event, the Trust delivers to each of the Holders a Nomination Notice, and (iii) within five Business Days after the delivery to the Holders of such Nomination Notice, the Majority Holders deliver to the Trust notice of preliminary approval of one or more of the Centers described in such Nomination Notice, then Settlement Date means the later of (x) the Valuation Date that was caused by such Evaluation Event and (y) the 60th Business Day after the delivery to the Trust of such notice of preliminary approval.

  Special Prepayment Premium, for (i) any prepayment pursuant to (S)(S)13.3(b)
(iii) or (iv) of any Series Required Prepayment with respect to Notes of any
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series or (ii) any amount applied to the prepayment of Notes of any series pursuant to (S)14.1 or 14.2, means an amount equal to the lesser of:

    (a) the Optional Prepayment Premium for Notes of that series that would be payable if (i) a portion of the aggregate unpaid principal amount of the outstanding Notes of that series that is equal to such Series Required Prepayment or such amount applied to the prepayment of Notes of that series pursuant to (S)14.1 or 14.2, as the case may be, were being prepaid pursuant to
(S)8 and (ii) the date fixed for such prepayment were the date specified in the notice of such Series Required Prepayment given pursuant to (S)13.3(d) or the date of the application of such amount pursuant to (S)14.1 or 14.2, as the case may be; and

    (b) the sum of the amounts of interest on the respective unpaid portions of the principal amounts of the outstanding Notes of such series from the respective Funding Dates for Notes of that series to the date of such prepayment at the Maximum Lawful Rate minus the sum of (i) the sum of the amounts of accrued and unpaid interest on the respective unpaid portions of the principal amounts of such Notes that become due and payable on the date of such prepayment or became due and payable before that date and remain unpaid, but excluding such Special Prepayment Premium, plus (ii) all amounts that (x) were paid by or on behalf of the Trust to the respective Holders pursuant to such Notes, or pursuant to any of the other Basic Documents, before the date of such prepayment and (y) constitute interest under applicable law.

  Standard & Poor's means:

    (a) Standard & Poor's Corporation;

    (b) any corporation into or with which Standard & Poor's Corporation may be merged or consolidated or that succeeds to all or substantially all the assets of Standard & Poor's Corporation relating to and including its business of rating securities; or

    (c) if Standard & Poor's Corporation shall have dissolved or discontinued its business of rating securities, a successor rating agency designated by the Majority Holders.

  Subordination Agreement, for any Lease, means a Subordination, Non-Disturbance and Attornment Agreement executed by the lessee named in that Lease.

  Subsidiary means a corporation or other Person at least a majority of the outstanding voting shares (i.e., shares entitled to vote for the election of directors, but excluding shares entitled so to vote only upon the happening of some contingency unless such contingency shall have occurred) of which are owned by the Trust, by one or more other Subsidiaries or by the Trust and one or more other Subsidiaries.
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  Substantial Casualty Loss, with respect to any Mortgaged Center, means loss or damage to such Center if the cost of repairing or restoring such Center could reasonably be expected to exceed $100,000.

  Supplemental Mortgage means a Supplemental Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement.

  Survey means the documents enumerated in (S)4.8(f).

  Surveyor means a Person that:

    (a) holds a license, issued by the Texas Board of Professional Land Surveying, authorizing such Person to practice land surveying as a Registered Professional Land Surveyor in the State of Texas; and

    (b) is reasonably acceptable to each of the Purchasers.

  Tenant Certificate, for any Lease, means a Tenant Estoppel Certificate executed by the lessee named in that Lease.

  Title Defect, with respect to any Mortgaged Center, means:

    (a) that the Lien of the Mortgage is not a valid, perfected, first priority lien on such Mortgaged Center, subject only to (i) Approved Encumbrances with respect to such Mortgaged Center or (ii) one or more of the Permitted Encumbrances with respect to such Mortgaged Center that were created after the date such Mortgaged Center first became a Mortgaged Center; or

    (b) there exists on such Mortgaged Center a Lien, other than (i) Approved Encumbrances with respect to such Mortgaged Center or (ii) one or more of the Permitted Encumbrances with respect to such Mortgaged Center that were created after the date such Mortgaged Center first became a Mortgaged Center.

  Title Event, with respect to any Mortgaged Center, means the discovery by any Executive Officer or any Holder of any Title Defect with respect to such Mortgaged Center.

  Title Opinion, with respect to any Center, means one or more opinions of Andrews & Kurth L.L.P., or other counsel acceptable to the Majority Holders, that:

    (a) are in the form of Exhibit W, with appropriate insertions as indicated in such form; and

    (b) identify as the Subject Property, as that term is def1ned in Exhibit W,
(i) the Base Real Property with respect to such
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    Center and (ii) any easement interest appurtenant to such Base Real Property title to which easement interest was insured by the Base Title Policy with respect to such Center.

  Transaction Documents means the Basic Documents and the Amendment, the Amended Senior Secured Note Agreement, the Guaranty Agreements, the Financing Statement, any Other Instrument, any Officers' Certificate, each of the Indemnity Agreements, any certificate of the Secretary of the Trust or of any Subsidiary, and any other document now or hereafter delivered by or on behalf of the Trust or any Subsidiary pursuant to, or in connection with any of the transactions contemplated by, this Agreement.

  Treasury Based Rate, at the Funding Date for Notes of any series, means:

    (a) the weekly average yield on actively traded United States Treasury securities adjusted to a constant maturity equal to the weighted average life to scheduled maturity (computed in accordance with generally accepted financial practice) of the Notes of that series, which weekly average yield shall be determined by reference to the most recent Reporting Media that became publicly available at least two Business Days before the date of the delivery pursuant to
(S)3(a) of the Officers' Certificate that states the intention of the Trust to issue and sell Notes of that series; or

    (b) if the weighted average life to scheduled maturity of the Notes of that series is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is published in such Reporting Media, the yield obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which weekly average yields are published in such reporting Media.

  Trust has the meaning assigned to that term in the first paragraph of this Agreement. The term "Trust" shall also include any successor entity pursuant to
(S)9.11 or otherwise.

  Trustee means John Madsen, as trustee under the Mortgage, and any substitute or successor trustee under the Mortgage.

  Valuation Date means the date on which a Valuation Process is completed and a value established for each Center that is part of the Collateral.

  Valuation Process means the procedures contained in (S)13.1 for valuation of each Center that is part of the Collateral.
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  Valuation Report means an Officers' Certificate that:

    (a) is dated the date of delivery thereof;

    (b) states the Trust's good faith estimate of the Market Value at the date of such Officers' Certificate of each Center that is part of the Collateral;

    (c) states the sum of those Market Values; and

    (d) is accompanied by a written report of the procedures followed by the Trust in ascertaining those Market Values.

  Wholly-Owned Subsidiary means a corporation or other Person all of the outstanding shares of which are owned by the Trust, by one or more other Wholly-Owned Subsidiaries or by the Trust and one or more other Wholly-Owned Subsidiaries.

  Work has the meaning assigned to that term in (S)14.2.

  (S)18.2 Accounting Terms. For the purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in accordance with GAAP.

  (S)18.3 References to Instruments.

    (a) Unless the context otherwise indicates, references in this Agreement to a particular section, exhibit or schedule are to the corresponding section of, or the corresponding exhibit or schedule to, this Agreement.

    (b) In the event that any Operative Document is amended, modified or supplemented in accordance with the provisions of this Agreement and such Operative Document, references herein to such Operative Document shall be to such Operative Document as so amended, modified or supplemented.

  (S)18.4 Singular and Plural. The def1nitions contained in (S)18.1 are equally applicable to both the singular and plural form of the terms defined therein.

  (S)18.5 Determination of Outstanding Notes For Certain Purposes. Solely for purposes of determining the required percentage of the aggregate principal amount of outstanding Notes, the Holders of which are required or permitted to take any action under this Agreement, and for purposes of determining the Majority Holders, any Note held by the Trust or any of its affiliates shall be deemed not to be outstanding.

  (S)19 Expenses. Whether or not the transactions contemplated by this Agreement shall be consummated, but subject to the provisions of (S)24, the Trust agrees to pay on demand all reasonable expenses in connection with such transactions and in connection with any amendments or waivers (whether or not the same become
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Page 94

effective) under or in respect of any of the Basic Documents, including, without limitation: (a) the cost and expenses of preparing and reproducing each of the Basic Documents, of furnishing all opinions of counsel for the Trust and all certificates on behalf of the Trust, and of the Trust's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with; (b) the cost of delivering to each Purchaser's principal office, insured to the satisfaction of such Purchaser, each Note sold to such Purchaser and any Note or Notes delivered to either of you upon any substitution of a Note or Notes pursuant to (S)11 and any of your delivering any Note or Notes insured to the satisfaction of any of you, upon any such substitution; (c) the reasonable fees, expenses and disbursements of your special counsel, Fulbright & Jaworski L.L.P., in connection with such transactions and any such amendments or waivers; (d) the reasonable out-of-pocket expenses incurred by any of you in connection with such transactions and any such amendments or waivers; and (e) all taxes, other than taxes on or measured by income, including all recording and filing fees and all transfer, documentary stamp or similar taxes (including any interest and penalties in respect thereof) at any time payable in connection with the execution and delivery of any Basic Document or in connection with the issue and sale by the Trust and purchase by each of you of the Note or Notes. In addition to the foregoing, the Trust agrees to pay the cost (not to exceed $1,200) of obtaining a private placement number for each series of the Notes and hereby authorizes the submission of this Agreement to Standard & Poor's for the purpose of obtaining such number. If any portion of any amount payable pursuant to this
(S)19 is not paid within five days after the date on which such amount becomes due and payable, the portion of such amount that was not paid shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) from the date such amount became due and payable until such portion is paid at the rate of 10% per annum. Accrued and unpaid interest on the portion of such amount that was not paid when such amount became due and payable shall be due and payable on demand.

  (S)20 Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive (i) the execution and delivery of this Agreement, (ii) any investigation at any time made by any of you or on the behalf of any of you, and (iii) the purchase of the Notes by each of you under this Agreement. All statements contained in any of the Operative Documents shall be deemed to be representations and warranties contained in this Agreement. This Agreement shall survive the Closing and each Funding and the delivery of documents at the Closing and at each Funding.

  (S)21 Restriction on Transfer of Notes. Each Purchaser agrees that if (i) at the time of any proposed transfer by such Purchaser of any Note, such Purchaser is an affiliate of American General Corporation, and (ii) as a result of such proposed transfer, less than a majority in aggregate principal amount of the then outstanding Notes of all series would be held by American General or its affiliates (or any of their respective nominees), then such Purchaser will not, without the prior written consent of the Trust, transfer such Note to any Person (other than American General Corporation or any of its nominees) that is not an affiliate of American General Corporation (or a nominee of such an affiliate) at the time of such transfer. The foregoing provisions of

To the Purchasers
April 1, 1994
Page 95

this (S)21 shall not apply to any transfer or proposed transfer of any Note by any Holder that is not an affiliate of American General Corporation at the time of such transfer. Each Purchaser further agrees that if (i) as a result of any proposed merger or sale of securities of such Purchaser, such Purchaser would cease to be an affiliate of American General Corporation, and (ii) as a result of such Purchaser's ceasing to be such an affiliate, less than a majority in aggregate principal amount of the then outstanding Notes of all series would be held by American General Corporation or its affiliates (or any of their respective nominees), then such Purchaser shall, before the effective date of such proposed merger or sale of securities, transfer the Notes then held by such Purchaser to American General Corporation (or one of its nominees) or to one or more affiliates of American General Corporation (or their respective nominees). Any failure on the part of any Holder to comply with foregoing provisions of this (S)21 shall not give rise to any defense or right of setoff in respect of the obligations of the Trust under any Operative Document.

  (S)22 Amendment and Waiver.

    (a) Any term, covenant, agreement or condition of any Basic Document may, with the consent of the Trust, be amended, or compliance therewith may be waived, or any consent of the Majority Holders required by this Agreement may be given (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the Majority Holders, provided that:

      (i) no such amendment, waiver or consent shall (u) change (S)(S)1.2 or 5.6 of the Mortgage, (v) change the rate, or extend the time of payment, of interest on any of the Notes or modify any of the provisions of this Agreement or of the Notes with respect to the payment or the prepayment thereof pursuant to any provision of this Agreement, (w) reduce the percentage of the aggregate principal amount of outstanding Notes the Holders of which are required to approve any such amendment or effectuate any such waiver or give any such consent, (x) amend this subsection (a), (y) consent to any assignment by the Trust of any of its rights or obligations hereunder, or (z) amend (S)25, unless such amendment or waiver is approved, or such consent is given, by the Holders of all the outstanding Notes; and

      (ii) no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

    (b) Any amendment, waiver or consent pursuant to this (S)22 shall apply equally to all Holders and shall be binding upon (i) such Holders, (ii) each future holder of any Note and (iii) the Trust. No notation need be made on the Notes at the time outstanding in respect of any such amendment, waiver or consent, but any Note executed and delivered thereafter may, at the option of the Trust, bear a notation referring to such amendment, waiver or consent then in effect.

To the Purchasers
April 1, 1994
Page 96

  (S)23 Notices. Except as otherwise provided in this Agreement, notices and other communications pursuant to this Agreement shall be in writing and shall be delivered by facsimile transmission (confirmed in writing by certified mail, return receipt requested, postage prepaid), (i) if to any Purchaser, to such Purchaser's facsimile transmission number set forth in Schedule I (or to such other facsimile transmission number as such Purchaser shall have furnished to the Trust in writing for purposes of receiving such notices or other communications), with confirmation mailed to such Purchaser at the address set forth for such purpose in Schedule I (or at such other address as such Purchaser shall have furnished to the Trust in writing for purposes of receiving such confirmations), (ii) if to any other Holder, to such Holder's facsimile transmission number as it appears on the register maintained by the Trust pursuant to (S)11, with confirmation mailed to such Holder at the address set forth for such purpose on that register, or (iii) if to the Trust, to (713) 866-6049 (or to such other facsimile transmission number as the Trust shall have furnished to each Purchaser and to each other Holder in writing for purposes of receiving such notices or other communications), Attention: Executive Vice President and Chief Financial Officer, with confirmation mailed to the Trust at 2600 Citadel Plaza Drive, Houston, Texas 77008 (or at such other address as the Trust shall have furnished to each Purchaser and to each other Holder in writing for purposes of receiving such confirmations). Such notices and other communications shall be effective when delivered by facsimile transmission in accordance with this (S)23.

  (S)24 Usury. It is the intention of the parties hereto to comply with (i) applicable usury laws of the State of Texas and (ii) if the maximum lawful nonusurious rate of interest that any Holder is permitted to take or receive from, or charge to, the Trust shall be governed by the federal laws of the United States of America, such federal laws. Accordingly, notwithstanding any provision to the contrary in this Agreement, the Notes or any other Basic Document, in no event shall this Agreement, the Notes or such other Basic Document require the payment or permit the collection of interest in excess of the maximum nonusurious rate or amount permitted by such laws. If any such excess is (except for the application of this (S)24) contracted for, or charged or received, pursuant to or in connection with this Agreement, the Notes or any other Basic Document, or if the maturity of the indebtedness evidenced by this Agreement, the Notes or any other Basic Document is accelerated in whole or in part, or in the event that all or part of the principal of or interest on the Notes shall be prepaid, so that under any circumstances the amount of interest contracted for, charged or received pursuant to or in connection with the Notes, this Agreement or any other Basic Document shall exceed the maximum nonusurious amount of interest permitted by such laws, then (i) the provisions of this (S)24 shall govern and control, (ii) neither the Trust nor any other Person shall be obligated to pay the amount of such interest that is in excess of the maximum amount of interest permitted by such laws, (iii) any such excess which may have been collected shall, at the option of the Holder or Holders, be either (x) applied as a credit against the unpaid principal amount of the Notes or accrued and unpaid interest on such unpaid principal amount or (y) refunded to the Trust, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful nonusurious rate allowed under such laws. Without limiting the foregoing provisions of this (S)24, all calculations of the rate of interest contracted for,

To the Purchasers
April 1, 1994
Page 97

charged or received under the Agreement, the Notes or any other Basic Document that are made for the purposes of determining whether such rate exceeds the maximum lawful nonusurious rate shall be made, to the extent permitted by such laws, by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received by any Holder pursuant to any Basic Document.

  (S)25 Assignment. Except as otherwise provided in this Agreement, this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the Holders whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by each of you, provided that, except as set forth in (S)9.11, the Trust may not assign any of its rights or obligations under this Agreement, the Notes or any other Basic Document without the prior written consent of each Holder.

  (S)26 Entire Agreement. Except as stated in (S)20, this Agreement (including, without limitation, the exhibits and schedules hereto) (i) embodies the entire agreement between each of you and the Trust with respect to the subject matter hereof, and (ii) supersedes all prior agreements and understandings relating to that subject matter.

  (S)27 Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Texas.

  (S)28 Headings. The table of contents and headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

  (S)29 Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

  (S)30 Severability. If any of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected thereby.

  If this Agreement is satisfactory to you, please so indicate by signing the form of agreement on the accompanying counterparts of this Agreement and return one of the

To the Purchasers
April 1, 1994
Page 98

same to the Trust, whereupon this letter shall become a binding agreement between you and the Trust in accordance with its terms.

                                              Very truly yours,

                                              WEINGARTEN REALTY INVESTORS


                                              By: [SIGNATURE OF JOSEPH W.
                                                  ROBERTSON, JR. APPEARS HERE]
                                              Name: Joseph W. Robertson, Jr.
                                              Title: Executive Vice President

The foregoing Agreement is hereby
agreed to as of the date thereof.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, and

AMERICAN GENERAL LIFE INSURANCE COMPANY

BY: [SIGNATURE OF JULIA S. TUCKER]
Name: Julia S. Tucker
Title: Investment Officer

                                                            Schedule I To Note
                                                            Purchase Agreement

                            Schedule of Purchasers

                                                                 FACSIMILE
                                                                TRANSMISSION
                                                                 NUMBER OF
NAME OF PURCHASER                  ADDRESS OF PURCHASER          PURCHASER

The Variable Annuity Life    c/o American General Corporation  (713) 831-1366
Insurance Company (a)        2929 Allen Parkway
                             Houston, Texas 77019
                              Attention: Investment Research
                                        Department, A37-01

American General Life        c/o American General Corporation  (713) 831-1366
Insurance Company (b)        2929 Allen Parkway
                             Houston, Texas 77019
                              Attention: Investment Research
                                         Department, A37-01

------------------
  (a) Until The Variable Annuity Life Insurance Company (Taxpayer I.D. No. 74-1625348) otherwise specifies pursuant to (S)12.2 of the Note Purchase Agreement, each payment to The Variable Annuity Life Insurance Company on account of any outstanding Note held by it shall be made by

    (i) crediting, by wire transfer of immediately available funds, AC0125-821-9 at State Street Bank and Trust Company (ABA #011000028), Boston, Massachusetts 02101,

   (ii) referencing The Variable Annuity Life Insurance Company and Fund Number PA 54, and

  (iii) providing sufficient information (designated OBI) with such payment to identify the source and application of such funds (including (i) the class and series of such Note, (ii) the Interest Rate and Maturity Date for Notes of that series, and (iii) if such payment includes any amount other than the amount of the Monthly Installment for such Note that is due and payable on the date of such payment, (x) the section of the Note Purchase Agreement pursuant to which each portion of such payment is made and (y) whether such portion constitutes principal, premium or interest).

Until The Variable Annuity Life Insurance Company otherwise specifies pursuant to (S)12.2 of the Note Purchase Agreement, duplicate notices of such payment shall be delivered, in the manner provided in (S)23 of the Note Purchase Agreement, to

      The Variable Annuity Life Insurance Company and PA 54
      c/o State Street Bank and Trust Company
      State Street South
      Ann Hutchinson Offices, 2nd Floor
      108 Myrtle Street
      Two New Port Office Park
      North Quincy, Massachusetts 02171

      Facsimile Transmission Number: (617) 985-4923

and

      The Variable Annuity Life Insurance Company
      c/o American General Corporation
      2929 Allen Parkway
      Houston, Texas 77019
        Attention: Investment Research
                   Department, A37-01

      Facsimile Transmission Number: (713) 831-1366

Until The Variable Annuity Life Insurance Company otherwise specifies pursuant to (S)23 of the Note Purchase Agreement, all other notices and communications to The Variable Annuity Life Insurance Company pursuant to the Note Purchase Agreement shall be delivered, in the manner provided in (S)23 of the Note Purchase Agreement, to the facsimile transmission number and address of The Variable Annuity Life Insurance Company set forth in the schedule above.

  (b) Until American General Life Insurance Company (Taxpayer I.D. No.25-0598210) otherwise specifies pursuant to (S)12.2 of the Note Purchase Agreement, each payment to American General Life Insurance Company on account of any outstanding Note held by it shall be made by

    (i) crediting, by wire transfer of immediately available funds, AC-0125-881-3 at State Street Bank and Trust Company (ABA #011000028), Boston,
Massachusetts 02101,

    (ii) referencing American General Life Insurance Company and Fund Number PA 40, and

    (iii) providing sufficient information (designated OBI) with such payment to identify the source and application of such funds (including (i) the class and series of such Note, (ii) the Interest Rate and Maturity Date for Notes of that series, and (iii) if such payment includes any amount other than the amount of the Monthly Installment for such Note that is due and payable on the date of such payment, (x) the section of the Note Purchase Agreement pursuant to which each portion of such payment is made and (y) whether such portion constitutes principal, premium or interest).

Until American General Life Insurance Company otherwise specifies pursuant to
(S)12.2 of the Note Purchase Agreement, duplicate notices of such payment shall be delivered, in the manner provided in (S)23 of the Note Purchase Agreement, to

      American General Life Insurance Company and PA 40
      c/o State Street Bank and Trust Company
      State Street South
      Ann Hutchinson Offices, 2nd Floor
      108 Myrtle Street
      Two New Port Office Park
      North Quincy, Massachusetts 02171

      Facsimile Transmission Number: (617) 985-4923

and

      American General Life Insurance Company
      c/o American General Corporation
      2929 Allen Parkway
      Houston, Texas 77019
      Attention: Investment Research
                 Department, A37-01

      Facsimile Transmission Number: (713) 831-1366

Until American General Life Insurance Company otherwise specifies pursuant to
(S)23 of the Note Purchase Agreement, all other notices and communications to American General Life Insurance Company pursuant to the Note Purchase Agreement shall be delivered, in the manner specified in (S)23 of the Note Purchase Agreement, to the facsimile number and address of American General Life Insurance Company set forth in the schedule above.

                                                               Exhibit A to Note
                                                              Purchase Agreement

                          WEINGARTEN REALTY INVESTORS

                      Variable Issue Senior Secured Note
          Series [series designated pursuant to (S)3(a)(v) of the Note Purchase Agreement], Due [Maturity Date for Notes of the designated series]

No. [designated series] - [number of Note, determined             Houston, Texas
pursuant to (S)l(p) of the Note Purchase Agreement]      [Funding Date for Notes
$[principal amount of Note]                            of the designated series]

  Weingarten Realty Investors, a Texas real estate investment trust (the "Trust", which term shall include any successor entity pursuant to (S)9.11 of the Note Purchase Agreement hereinafter referred to or otherwise), for value received, hereby promises to pay to [name of Purchaser that has given a notice pursuant to (S)3(d) of the Note Purchase Agreement stating that such Purchaser intends to purchase a principal amount of Notes of the designated series], or registered assigns, the principal amount of $[principal amount stated in such notice] on [Maturity Date for Notes of the designated series] (the "Maturity Date"), or, if such date is not a Business Day (as that term is defined in the Note Purchase Agreement hereinafter referred to) on the next Business Day, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid portion of such principal amount from the date of this Note until the unpaid portion of such principal amount becomes due and payable at the rate of [Interest Rate for Notes of the designated series]% per annum (the "Interest Rate"), provided that if, pursuant to any provision of such Note Purchase Agreement, any part of the unpaid portion of such principal amount shall bear interest during any period at a rate per annum equal to the Default Rate (as that term is defined in such Note Purchase Agreement) for the Series [designated series] Notes (as that term is hereinafter defined), then such part shall bear interest during that period at the rate of [Default Rate for Notes of the designated series]% per annum but shall not also bear interest during that period at the Interest Rate.

  Payments of principal, premium, if any, and interest on this Note shall be made at the chief executive office of the Trust at 2600 Citadel Plaza Drive, Houston, Texas, or at such other office or agency in the City of Houston, State of Texas, as the Trust shall have designated by written notice to the registered holder of this Note.

  The Trust has duly authorized the issue and sale of not more than $30,000,000 aggregate principal amount of the Trust's Variable Issue Senior Secured Notes pursuant to a Note Purchase Agreement dated as of April 1, 1994 (as amended from time to time in accordance with the provisions thereof, the "Note Purchase Agreement"), between the Trust and The Variable Annuity Life Insurance Company and

American General Life Insurance Company. This Note is one of the Trust's Variable Issue Senior Secured Notes (the "Notes") issued pursuant to the Note Purchase Agreement, and the registered holder of this Note is entitled to the benefits of the Note Purchase Agreement and may enforce any of the obligations of the Trust contained in, and exercise any of the remedies available to such holder pursuant to, the Note Purchase Agreement to the extent therein provided. Except as otherwise stated herein, capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Note Purchase Agreement.

  The payment of all amounts due and payable, or to become due and payable, pursuant to the Notes, as well as the payment of certain other amounts, is equally and ratably secured by the lien, security interest and assignment of rents created by a Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement made as of July 27, 1994 (as supplemented from time to time in accordance with the provisions thereof and of the Note Purchase Agreement, the "Mortgage"), by the Trust to John Madsen, as trustee (together with any substitute or successor trustee under the Mortgage, the "Trustee"), subject, however, to the provisions of (S)5.6 of the Mortgage. The registered holder of this Note is entitled to the benefits of the Mortgage, to which reference is made for a description of the property thereby subjected to such lien, security interest and assignment, the nature and extent of the security provided for therein, and the respective rights thereunder of the Beneficiaries (as that term is defined in the Mortgage), the Trustee and the Trust.

  The payment of all amounts due and payable, or to become due and payable, pursuant to the Notes, as well as the payment of certain other amounts, has been or will be irrevocably and unconditionally guaranteed by each Guaranteeing Subsidiary pursuant to the Guaranty Agreement in which such Guaranteeing Subsidiary is identified as the Guarantor. The registered holder of this Note is entitled to the benefits of each of the Guaranty Agreements, to which reference is made for a description of the respective rights thereunder of the Beneficiaries (as that term is defined in such Guaranty Agreement) and the Guaranteeing Subsidiary identified therein as the Guarantor.

  The Notes are limited in aggregate principal amount to the aggregate principal amount of Notes that are issued and sold pursuant to the Note Purchase Agreement and outstanding on the date on which the Funding Period terminates. As provided in the Note Purchase Agreement, the Notes are issuable in not more than six series, and the terms of the Notes of a particular series may vary from the terms of the Notes of each other series to the extent provided in the Note Purchase Agreement. This Note is one of the series specified in its title (the "Series [designated series] Notes"). The Notes of each series are limited in aggregate principal amount to the aggregate principal amount of Notes of that series that are issued and sold pursuant to the Note Purchase Agreement at the Funding for Notes of that series, which, in the case of the Series [designated series] Notes is $[aggregate principal amount of Notes of the designated series, determined pursuant to (S)3(a)(iv) of the Note Purchase Agreement].

Unless such accrued and unpaid interest shall earlier have become due and payable pursuant to the Note Purchase Agreement, unpaid interest, accrued to the date on which the same becomes due and payable, on the unpaid portion of the principal amount of this Note shall be payable on [(i) if the Funding Date for Notes of the designated series is after January 26,1995, "February 27,1995 (or, if such date is not a Business Day, on the next Business Day)" and (ii) if the Funding Date for Notes of the designated series is on or before January 26, 1995, the first of the Interest Payment Dates that follows such Funding Date", and on the 27th day of each succeeding month through and including February 27, 1995 (or, if such date or day is not a Business Day, on the next Business
Day)"]. If any portion of the amount of such accrued and unpaid interest is not paid on the date such amount becomes due and payable, the portion of such amount that was not paid shall bear interest (computed on the basis of a 360-day year of twelve 30-day months), payable on demand, from that date until the date such portion is paid at the rate of [Default Rate for Notes of the designated series]% per annum.

  Unless the unpaid portion of such principal amount and such accrued and unpaid interest shall earlier have become due and payable pursuant to the Note Purchase Agreement, the unpaid portion of the principal amount of this Note, and accrued and unpaid interest on the unpaid portion of such principal amount, shall be due and payable following the date on which the Funding Period terminates in [Designated Number of Installments for Notes of the designated series] consecutive monthly installments. The f1rst of such monthly installments shall be due and payable on March 27, 1995, and a subsequent monthly installment shall be due and payable on the 27th day of each succeeding month (or, if such day is not a Business Day, on the next Business Day) until the unpaid portion of such principal amount, and accrued and unpaid interest on the unpaid portion of such principal amount, are paid. The amount of each of such monthly installments is determined pursuant to (S)l(k) of the Note Purchase Agreement and shall be applied first to the payment of unpaid interest, accrued to the date on which such monthly installment becomes due and payable, on the unpaid portion of the principal amount of this Note, with the balance of the amount of such monthly installment applied to the unpaid portion of such principal amount. The Monthly Installment Amount for the Series [designated series] Notes on each payment date for the Series [designated series] Notes (other than the Maturity Date) is $[first Monthly Installment Amount], and the Monthly Installment Amount for the Series [designated series] Notes on the Maturity Date is $[1ast Monthly Installment Amount]. If any portion of the amount of any of such monthly installments is not paid on the date such monthly installment becomes due and payable, the portion of such amount that was not paid shall bear interest (computed on the basis of a 360-day year of twelve 30-day months), payable on demand, from that date until the date such portion is paid at the rate of [Default Rate for Notes of the designated series]% per annum.

  The unpaid principal amount of this Note, or a portion thereof, is subject to required or optional prepayment, in certain cases with a premium and in other cases without a premium, all as provided in the Note Purchase Agreement. Except as provided in (S)8 of the Note Purchase Agreement, the Trust does not have the right to pay all or any portion of such principal amount before the time the same shall have become due and payable pursuant to the Note Purchase Agreement.

  Upon the occurrence of any Event of Default described in subsections (g) or
(h) of (S)16.1 of the Note Purchase Agreement, the unpaid portion of the principal amount of this Note that is not already due and payable shall, and upon the occurrence and during the continuation of any other Event of Default, the unpaid portion of such principal amount that is not already due and payable may, become due and payable, together with accrued and unpaid interest and a premium, all as provided in the Note Purchase Agreement.

  If any portion of the amount of any premium on this Note is not paid on the date such amount becomes due and payable, the portion of such amount that was not paid shall bear interest (computed on the basis of a 360-day year of twelve 30-day months), payable on demand, from that date until the date such portion is paid at the rate of [Default Rate for Notes of the designated series]% per annum.

  The principal of, and premium (if any) and interest on, this Note, as well as certain other amounts, may become due and payable pursuant to one of the other Basic Documents, or pursuant to one of the Guaranty Agreements, at times stated therein but not specified in this Note, and this Note shall not be construed to limit the obligation of the Trust or any Guaranteeing Subsidiary to pay any of those amounts in accordance with the terms of such Basic Document or such Guaranty Agreement or to limit the right of the registered holder of this Note to enforce such payment.

  The Note Purchase Agreement permits, with certain exceptions provided therein, the amendment of any Basic Document, waiver of compliance by the Trust with any term, covenant, agreement or condition of any Basic Document, or the consent of the Majority Holders to certain actions, in each case by one or more substantially concurrent written instruments signed by the Majority Holders. Any amendment, waiver or consent pursuant to (S)22 of the Note Purchase Agreement shall apply equally to all Holders and shall be binding upon the registered holder of this Note, each future registered holder of this Note, and the Trust.

  This Note is a registered Note and is transferable upon fulfillment of the conditions to registration of transfer contained in (S)11 of the Note Purchase Agreement. References in this Note to the "registered holder" hereof shall mean the Person in whose name this Note is registered on the register kept by the Trust pursuant to (S)11 of the Note Purchase Agreement, and the Trust may treat such Person as the owner and holder of this Note for the purpose of receiving payment of the principal of, and premium (if any) and interest on, this Note and for all other purposes.

  If an Event of Default shall occur and the registered holder of this Note, whether acting alone or together with other Holders, shall take any action to enforce any obligation of the Trust under any Basic Document or any obligation of any Guaranteeing Subsidiary under any Guaranty Agreement, then the Trust shall pay to the registered holder of this Note such additional amounts as shall be sufficient to cover the costs and expenses incurred by such registered holder in taking that action, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

  This Note is subject in all respects to (S)24 of the Note Purchase Agreement, which is hereby incorporated by reference in this Note.

  The Trust hereby waives, to the fullest extent permitted by law, grace, notice, presentment for payment, notice of non-payment, protest, notice of protest, notice of acceleration of maturity (except as expressly required by the Note Purchase Agreement), notice of intent to accelerate maturity, and any other action on the part of the registered holder of this Note that is not expressly required by any Basic Document but would otherwise be required as a condition to the enforcement of this Note or the collection of any amount payable pursuant hereto.

  This Note shall be construed and enforced in accordance with, and governed by, the laws of the State of Texas.

  This Note is dated [Funding Date for Notes of the designated series], which is the Funding Date for the Series [designated series] Notes.

  As provided in the Note Purchase Agreement, the Trust has caused this Note to be executed on behalf of the Trust by its duly authorized officer.

                                                   WEINGARTEN REALTY INVESTORS


                                                   By:
                                                   Name: [Name of Officer]
                                                   Title: [Title of Officer]

                                                               Exhibit B to Note
                                                              Purchase Agreement

                  AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

  THIS AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (this "Amendment") is entered into as of [the Closing Date], between Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), and The Variable Annuity Life Insurance Company ("VALIC"), American General Life and Accident Insurance Company ("AGLA") and American General Life Insurance Company ("AGL") (VALIC, AGLA and AGL are collectively referred to herein as the "Holders").

                             W I T N E S S E T H :

  WHEREAS, Weingarten Realty, Inc., a Texas corporation (the "Company"), VALIC, AGLA, American General Life Insurance Company of Delaware ("AGLICD"), Republic National Life Insurance Company ("RNLIC") and American-Amicable Life Insurance Company ("AALIC") entered into a Note Purchase Agreement dated as of August 6, 1987 (as amended by that certain Amendment to Note Purchase Agreement dated to be effective as of March 31, 1991, among the Trust and the Holders, the "Agreement"), which provides for, among other things, the issuance and sale of up to $35,000,000 in aggregate principal of Notes (as defined in the Agreement);

  WHEREAS, the Trust has assumed the obligations of the Company under the Agreement pursuant to an Assumption Agreement dated as of April 5, 1988, among the Company, the Trust and the holders of Notes whose signatures are affixed thereto;

  WHEREAS, AGL is the successor in interest to AALIC and RNLIC, and AGLA is the successor in interest to AGLICD;

  WHEREAS, the Holders together hold all of the Notes outstanding as of the date hereof;

  WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth;

  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

   (S)1. Terms used in this Amendment that are not otherwise defined herein shall have the meanings given to such terms in the Agreement.

   (S)2. Section 7 of the Agreement is hereby amended by inserting the following sentence immediately after the heading of such section:

  The Company may, at its option, prepay the Notes (i) prior to the August 6, 1998, pursuant to Section 7.2(a) and (ii) on or after August 6, 1998, pursuant to Section 7.1. The Company may be required to prepay the Notes from time to time pursuant to Sections 7.2(b)-(d).

  (S)3. Section 7.2(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

    (a) The Company may, at its option, subject to the restrictions contained in the immediately succeeding sentence and after having timely given the notice required by Section 7.3, prepay all or any portion of the aggregate unpaid principal amount of the outstanding Notes, pro rata, at any time prior to August 6, 1998, at a price equal to the sum of (i) the aggregate unpaid principal amount of such Notes to be prepaid together with accrued and unpaid interest on each principal amount so prepaid to the date specified in the notice for such prepayment plus (ii) the Optional Prepayment Premium for such prepayment. Each prepayment pursuant to this Section 7.2(a) of less than the entire aggregate unpaid principal amount of the outstanding Notes (i) shall be in an amount not less than $1,000,000 and shall be in an integral multiple of $1,000,000 and (ii) the aggregate unpaid principal amount of such Notes to be prepaid and the Optional Prepayment Premium that is payable as a result of such prepayment shall be allocated among the outstanding Notes in proportion, as nearly as practicable, to the respective unpaid principal amounts of those Notes, with adjustments, to the extent practicable, to compensate for any prior prepayments not made exactly in that proportion.

  (S)4. The penultimate sentence of Section 7.3 of the Agreement is hereby amended to read as follows:

      In the event that prepayment is to be made pursuant to Section 7.2(a), the Company shall further specify the Optional Prepayment Premium applicable to any Notes to be so prepaid together with all calculations relevant thereto.

  (S)5. Section 9.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

      The Company will not at any time create, incur or assume, or otherwise become or remain directly liable with respect to, any Short Term Debt in excess of the greater of (i) $200,000,000 or (ii) 33% of Total Debt; provided, however, that for purposes of the following test, Short Term Debt shall be reduced by (i) floating rate Investments of equivalent amount owned by the Company and its Consolidated Subsidiaries provided such Investments are permitted by Section 9.3, and (ii) the Market Value as of the date of determination, as determined in good faith by the Chief Financial Officer of the Company, of U.S. Governmental

Securities that are owned by the Company and its Consolidated Subsidiaries provided such Investments are permitted by Section 9.3.

  (S)6. The definition "Consolidated Distributable Cash Flow Available for Restricted Payments" contained in Section 15.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

    "Consolidated Distributable Cash Flow Available for Restricted Payments: An amount equal to (i) the sum of (x) 100% of the aggregate Consolidated Distributable Cash Flow for the Calculation Period plus (y) 100% of the aggregate gains on the sale or disposition of properties of the Company and the Consolidated Subsidiaries for the Calculation Period plus (z) 100% of the aggregate extraordinary gains (as defined by GAAP) of the Company and the Consolidated Subsidiaries for the Calculation Period (other than gains covered by the immediately preceding CLAUSE (Y)), minus (ii) the aggregate amount of all Restricted Payments made or declared after December 31, 1985."

  (S)7. Section 15.1 of the Agreement is hereby amended by adding thereto the following defined terms:

    "Market Value: The value of the interest of the Company in any U.S. Government Securities at any date that is the most probable price, as of that date, in cash or in terms equivalent to cash, for which that interest should sell after reasonable exposure in a competitive market under the conditions required for a fair sale, with the buyer and seller each acting prudently, knowledgeably and in their respective self interests, and assuming that neither is under undue duress."

    "Optional Prepayment Premium: The Optional Prepayment Premium, for any prepayment of all or any portion of the aggregate principal amount of the outstanding Notes, means the positive remainder (if any) obtained by subtracting:

      (a) the outstanding principal amount of the Notes to be prepaid on such date, from

      (b) the lowest of

        (i) the sum of the present values, determined at the date fixed for such prepayment, of (A) an amount equal to the outstanding principal amount of the Notes to be prepaid on such date multiplied by 102% (assuming that the product so obtained would have been due and payable on August 6, 1998), plus (B) all unaccrued unpaid interest on such principal amount from the date of determination of such Optional Prepayment Premium through and including August 6, 1998, computed at a discount rate equal to the sum of (x) the yield that would be imputed (by linear interpolation) from the yields of United States Treasury Notes maturing as closely as practicable to August 6, 1998, plus (y) 50 basis points,

        (ii) the sum of the present values, determined at the date fixed for such prepayment, of (A) an amount equal to the outstanding principal amount of the Notes to be prepaid on such date multiplied by 101% (assuming that the product so obtained would have been due and payable on August 6, 1999), plus (B) all unaccrued unpaid interest on such principal amount from the date of determination of such Optional Prepayment Premium through and including August 6, 1999, computed at a discount rate equal to the sum of (x) the yield that would be imputed (by linear interpolation) from the yields of United States Treasury Notes maturing as closely as practicable to August 6, 1999, plus (y) 50 basis points, and

        (iii) the sum of the present values, determined at the date fixed for such prepayment, of (A) the outstanding principal amount of the Notes to be prepaid on such date (assuming that such principal amount would have been due and payable on August 6, 2000), plus (B) all unaccrued unpaid interest on such principal amount from the date of determination of such Optional Prepayment Premium through and including August 6, 2000, computed at a discount rate equal to the sum of (x) the yield that would be imputed (by linear interpolation) from the yields of United States Treasury Notes maturing as closely as practicable to August 6, 2000, plus (y) 50 basis points;

provided that for purposes of this definition, such present values shall be computed to any date fixed for prepayment in accordance with generally accepted financial practice based upon monthly compounding and such yields shall be determined by reference to (a) the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on the Telerate Access Service) for actively traded United States Treasury securities adjusted to constant maturities, (b) if the Telerate Access Service shall have ceased to exist or if yields are otherwise not available or ascertainable by reference to such service, the statistical release designated "H.15(519)" or any successor publication that is published weekly by the Federal Reserve System and that establishes yields on actively traded U.S. Government Securities adjusted to constant maturities, or (c) if the Telerate Access Service shall have ceased to exist and such statistical release shall have ceased to be published, such other reasonably comparable index that shall be designated by the holder or holders of a majority in aggregate principal amount of the then outstanding Notes."

    "U.S. Government Securities: Securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged; (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) above, are not callable or redeemable at the option of the issuer thereof; or (iii) depository receipts issued by a bank or trust company as custodian with respect to any such United States of America government obligations referred to in clause (i) or (ii) of this definition or a specific payment of interest on or principal of any such United States of America government obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the United States of America government obligation or the specific payment of interest on or principal of the United States of America government obligation evidenced by such depository receipt."

  (S)8. By its execution and delivery of this Amendment, the Trust represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Sections 2 through 7, no event has occurred and is continuing that constitutes an Event of Default or Potential Event of Default.

  (S)9. This Amendment shall become effective when, and only when, the Trust and each of the Holders shall have executed a counterpart of this Amendment.

  (S)10. Upon effectiveness of this Amendment, each reference in the Agreement, to "this Agreement", "hereunder", "herein" or words of like import shall be a reference to the Agreement, as amended by this Amendment.

  (S)11. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

  (S)12. Except as expressly set forth herein, the terms and provisions of the Agreement shall continue in full force and effect.

  (S)13. This Amendment shall be construed and enforced in accordance with and governed by the laws of the State of Texas.

  IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

                                   WEINGARTEN REALTY INVESTORS


                                   By:
                                   Name: Joseph W. Robertson, Jr.
                                   Title: Executive Vice President

                                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                   AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE
                                   COMPANY (As an Original Note-holder and as the Successor in Interest to American General Life Insurance Company of Delaware), and

                                   AMERICAN GENERAL LIFE INSURANCE COMPANY (As the Successor in Interest to each of Republic National Life Insurance Company and American -Amicable Life Insurance Company)


                                   By
                                   Name: Julia S. Tucker
                                   Title: Investment Officer

                                                               Exhibit C To Note
                                                              Purchase Agreement

                          WEINGARTEN REALTY INVESTORS

               OFFICERS' CERTIFICATE TO ESTABLISH FUNDING DATES

  This certificate is delivered pursuant to (S)3(a) of the Note Purchase Agreement dated as of April 1, 1994 (the "Agreement"), between Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), and The Variable Annuity Life Insurance Company and American General Life Insurance Company (collectively, the "Purchasers").

  The Trust hereby notifies each of the Purchasers that the Trust intends to issue and sell $[aggregate principal amount determined pursuant to (S)3(a)(iv) of the Agreement] aggregate principal amount of the Trust's Variable Issue Senior Secured Notes, Series [series designated pursuant to (S)3(a)(v) of the Agreement] (the "Series [designated series] Notes").

  The date for the issue and sale of the Series [designated series] Notes is [Funding Date determined pursuant to (S)3(a)(ii) of the Agreement].

  The date upon which the aggregate unpaid principal amount of the outstanding Series [designated series] Notes, and accrued and unpaid interest on such aggregate unpaid principal amount, shall become due and payable unless such aggregate unpaid principal amount shall earlier have become due and payable pursuant to the Agreement is [Maturity Date determined pursuant to (S)3(a)(iii) of the Agreement] .

  Dated: [Date of delivery of such Officers' Certificate]

                                            WEINGARTEN REALTY INVESTORS


                                            By:
                                            Name: Joseph W. Robertson, Jr.
                                            Title: Executive Vice President


                                            By:
                                            Name: [Name of Officer]
                                            Title: [Office of Officer]

                                                               Exhibit D To Note
                                                              Purchase Agreement

                          WEINGARTEN REALTY INVESTORS

                     OFFICERS' CERTIFICATE AT THE CLOSING

  This certificate is delivered pursuant to (S)4.3(a) of the Note Purchase Agreement dated as of April 1, 1994 (the "Agreement"), between Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), and The Variable Annuity Life Insurance Company and American General Life Insurance Company (collectively, the "Purchasers"). The undersigned, Joseph W. Robertson, Jr., an Executive Vice President of the Trust, and Stephen C. Richter, a Vice President and the Treasurer of the Trust, hereby certify on behalf of the Trust to each of the Purchasers as follows:

  1. The representations and warranties of the Trust contained in the Agreement are true and correct at the Closing with the same effect as though made at the Closing.

  2. The Trust has performed and complied with all agreements and conditions contained in the Agreement that are required to be performed or complied with by the Trust before or at the Closing.

  3. At the Closing, no Event of Default or Potential Event of Default exists.

  Capitalized terms used herein, and not otherwise defined, have the same meanings as set forth in the Agreement.

  Dated: [Closing Date]

                                           WEINGARTEN REALITY INVESTORS


                                           By:__________________________________
                                           Name: Joseph W. Robertson, Jr.
                                           Title: Executive Vice President


                                           By:__________________________________
                                           Name: Stephen C. Richter
                                           Title: Vice President and Treasurer

                                                               Exhibit E To Note
                                                              Purchase Agreement

                         WEINGARTEN REALITY INVESTORS

           CERTIFICATE OF THE SECRETARY OF THE TRUST AT THE CLOSING

  This certificate is delivered pursuant to (S)4.3(b) of the Note Purchase Agreement dated as of April 1, 1994 (the "Agreement"), between Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), and The Variable Annuity Life Insurance Company and American General Life Insurance Company (collectively, the "Purchasers"). The undersigned, M. Candace DuFour, the Secretary of the Trust, hereby certifies to each of the Purchasers as follows:

    1. Joseph W. Robertson, Jr. is a duly elected, qualified and acting Executive Vice President of the Trust, and each of the signatures appearing above his name on the Agreement delivered today to each of the Purchasers, on the Mortgage delivered pursuant to (S)4.10 of the Agreement, and on the Amendment delivered pursuant to (S)2(b) of the Agreement is his genuine signature.

    2. Attachment A hereto is a true and correct copy of resolutions adopted by the Board of Trust Managers of the Trust on [date of such adoption] and authorizing the actions specified in (S)4.3(b)(ii) of the Agreement. Such resolutions have not been amended or rescinded and are in full force and effect at the date hereof.

  Capitalized terms used herein, and not otherwise defined, have the same meanings as set forth in the Agreement.

  Dated: [Closing Date]



                                            ____________________________________
                                                M. Candace DuFour, Secretary

                                              Attachment A to Certificate of the
                                           Secretary of the Trust at the Closing

  WHEREAS, the Board of Trust Managers (the "Board") of the Trust has determined that it is in the best interest of the Trust to enter into a Note Purchase Agreement with The Variable Annuity Life Insurance Company and American General Life Insurance Company, pursuant to which the Trust may issue its variable issue senior secured notes; and

  WHEREAS, in order to effect the issuance of such notes, the Trust must execute and deliver certain documents and instruments;

  NOW, THEREFORE, BE IT RESOLVED, that the form, terms and provisions of each of

    (i) the proposed Note Purchase Agreement dated as of April 1, 1994 (the "Note Purchase Agreement"), between the Trust and The Variable Annuity Life Insurance Company and American General Life Insurance Company (collectively, the "Purchasers"),

    (ii) the proposed Amendment No. 2 to Note Purchase Agreement (the "Amendment"), between the Trust, the Purchasers and American General Life and Accident Insurance Company, and

    (iii) the proposed Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement (the "Mortgage"), from the Trust to John Madsen, as trustee,

are hereby approved; and

  FURTHER RESOLVED, that Joseph W. Robertson, Jr., an Executive Vice President of the Trust, is hereby authorized to execute and deliver on behalf of the Trust each of the Note Purchase Agreement, the Amendment and the Mortgage, in each case with such changes therein as he shall approve, his execution of such document to be conclusive evidence of such approval; and

  FURTHER RESOLVED, that the Trust hereby authorizes the issue and sale pursuant to the Note Purchase Agreement of not more than $30,000,000 aggregate principal amount of the Trust's Variable Issue Senior Secured Notes (the "Notes"), which shall be issuable in no more than six series; and

  FURTHER RESOLVED, that the form, terms and provisions of the form of the Trust's Variable Issue Senior Secured Note is hereby approved; and

  FURTHER RESOLVED, that each of the officers of the Trust is hereby authorized to take any other action, either individually or on behalf of the Trust, that may be required to cause the Trust to fulfill each of the conditions contained in (S)($)4 and 5 of the Note Purchase Agreement; and

  FURTHER RESOLVED, that Joseph W. Robertson, Jr., an Executive Vice President of the Trust, is hereby authorized to (i) determine on behalf of the Trust the Funding Date (as that term is defined in the Note Purchase Agreement) for the Notes of each series, the Maturity Date (as that term is defined in the Note Purchase Agreement) for the Notes of each series, and the aggregate principal amount of the Notes of each series and (ii) execute and deliver on behalf of the Trust (x) each Note that the Trust becomes obligated to issue and sell pursuant to the Note Purchase Agreement and (y) each document that the Trust is required by the Note Purchase Agreement to execute and deliver as a condition to the respective obligations of the Purchasers to purchase Notes of that series; and

  FURTHER RESOLVED, that each of Joseph W. Robertson, Jr., an Executive Vice President of the Trust, and any other officer of the Trust who is permitted by the terms of the Note Purchase Agreement to execute an Officers' Certificate (as that term is defined in the Note Purchase Agreement) on behalf of the Trust, is hereby authorized to execute and deliver on behalf of the Trust, pursuant to
(S)3(a) of the Note Purchase Agreement, an Officers' Certificate meeting requirements of that section to notify each Purchaser of the intention of the Trust to issue and sell Notes of each series for which the Funding Date, the Maturity Date, and the aggregate principal amount have been so determined pursuant to the foregoing resolution; and

  FURTHER RESOLVED, that each of the officers of the Trust is authorized to take any and all such other actions, execute and deliver any and all such instruments, documents and papers and exercise any and all powers on behalf of the Trust as such officer may determine to be advisable and in the best interest of the Trust and to effectuate the purposes and intent of the foregoing resolutions, such determination to be conclusively evidenced by the taking of such actions, execution of such instruments, documents or papers or the exercise of such powers.

                                                               Exhibit F To Note
                                                              Purchase Agreement

                          WEINGARTEN REALTY INVESTORS

                         CERTIFICATE OF THE SECRETARY
                    OF THE TRUST AS TO CERTAIN INSTRUMENTS

  This certificate is delivered pursuant to [(S)4.3(c), if delivered at the Closing Date, or (S)5.3(c), if delivered at any Funding Date] of the Note Purchase Agreement dated as of April 1, 1994 (the "Agreement"), between Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), and The Variable Annuity Life Insurance Company and American General Life Insurance Company (collectively, the "Purchasers"). The undersigned, M. Candace DuFour, the Secretary of the Trust, hereby certifies to each of the Purchasers as follows:

    1. Attachment A hereto is a true and complete copy of the Trust's Restated Declaration of Trust, certified by the County Clerk of Harris County, Texas, as in effect on the date hereof.

    2. Attachment B hereto is a true and complete copy of the bylaws of the Trust as in effect at that date.

    Dated: [Date Determined by  (S)4.3(c) or  (S)5.3(c)]


                                            ____________________________________
                                                M. Candace DuFour, Secretary

                                    Attachment A to Certificate of the Secretary
                                          of the Trust as to Certain Instruments


              [Copy of the Trust's Restated Declaration of Trust]

                                    Attachment B to Certificate of the Secretary
                                          of the Trust as to Certain Instruments


                         [Copy of the Trust's bylaws]

                                                               Exhibit G To Note
                                                              Purchase Agreement

                      DEED OF TRUST, ASSIGNMENT OF RENTS,
                  SECURITY AGREEMENT AND FINANCING STATEMENT


STATE OF TEXAS          (S)
                        (S)
COUNTIES OF FORT BEND   (S)
AND HARRIS              (S)

  This Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement (this "Mortgage") made as of [Closing Date] (the "Effective Date"), by Weingarten Realty Investors, a Texas real estate investment trust whose mailing address is 2600 Citadel Plaza Drive, Houston, Texas 77008 (hereinafter called "Grantor"), to John Madsen, as trustee, whose mailing address is c/o American General Corporation, 2929 Allen Parkway, Houston, Texas 77019, and to any substitute or successor trustee as hereinafter provided (all of whom shall be included within the term "Trustee"), for the use and benefit of The Variable Annuity Life Insurance Company and American General Life Insurance Company, each of whose mailing address is c/o American General Corporation, 2929 Allen Parkway, Houston, Texas 77019, as holders from time to time of the Notes (as that term is hereinafter defined), and, after any transfer of one or more of the Notes pursuant to (S)11 of the Note Purchase Agreement (as that term is hereinafter defined), the subsequent holder or holders from time to time of the Notes (all of whom shall be included within the term "Beneficiaries"), as beneficiaries, assignees, and Secured Party (as that term is hereinafter defined), as more fully hereinafter set forth.

                             W I T N E S S E T H:

                                   ARTICLE I
                                  OBLIGATIONS

  (S)1.1 This Mortgage is executed and delivered by Grantor to secure the payment of:

         (a) all amounts due and payable, or to become due and payable, pursuant to Grantor's Variable Issue Senior Secured Notes (the "Notes") in the aggregate original principal amount of not more than $30,000,000, issued and sold, or to be issued and sold, in not more than six series pursuant to the Note Purchase Agreement dated as of April 1, 1994 (together with any amendments thereto, the "Note Purchase Agreement"), between Grantor and The Variable Annuity Life Insurance Company and American General Life Insurance Company, each Note being payable to one of the Beneficiaries as provided therein and in the Note Purchase

  Agreement and finally maturing no later than its Maturity Date (as that term is defined in the Note Purchase Agreement), which Maturity Date shall be no later than February 27, 2015;

         (b) all other amounts due and payable, or to become due and payable, by Grantor to any Beneficiary pursuant to this Mortgage or the Note Purchase Agreement;

         (c) all amounts due and payable, or to become due and payable, by any Guaranteeing Subsidiary (as that term is defined in the Note Purchase Agreement) to any Benef1ciary pursuant to any of the Guaranty Agreements (as that term is defined in the Note Purchase Agreement); and

         (d) all amounts due and payable, or to become due and payable, as a result of any renewal, supplement, amendment, rearrangement, modif1cation or extension of any of the items of indebtedness described in this 1.1.

  (S)1.2 Subject to the provisions of (S)5.6 of this Mortgage, the payment of the items of indebtedness described in (S)1.1 above is equally and ratably secured by the lien, security interest and assignment of rents created by this Mortgage, without preference or priority of any Note of any series over any other Note of the same or any other series; and the amounts listed in (S)1.1 are hereinafter collectively called the "Obligations."

                                  ARTICLE II
                         GRANT OF MORTGAGED PROPERTIES

  (S)2.1 For the purposes and trusts hereinafter set forth, and for $10.00 and other valuable consideration paid to Grantor, the receipt and sufficiency of which are hereby acknowledged, Grantor has GRANTED, BARGAINED, SOLD, CONVEYED, CONFIRMED, WARRANTED, ASSIGNED AND TRANSFERRED, and by these presents does irrevocably GRANT, SELL, BARGAIN, CONVEY, CONFIRM, WARRANT, ASSIGN and TRANSFER, unto the Trustee, with power of sale, all the following described property, to wit:

         (a) all those certain tracts of land, each of which is situated in either Fort Bend County or Harris County, Texas, being more fully described on Attachment A hereto, which is incorporated herein for all purposes;

         (b) any and all buildings, open parking areas and other improvements, and any and all additions, alterations, or appurtenances thereto, now or at any time hereafter situated, placed or constructed upon such tracts of land or any part thereof (collectively, the "Buildings");

         (c) all of the Grantor's right, title and interest in and to all materials, supplies, equipment, fixtures, apparatus and other items now or hereafter attached to, installed in or located in or on (temporarily or permanently) any portion of such tracts of land or any portion of the Buildings, including but not limited to, any and all partitions, window screens and shades, drapes, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, plumbing, laundry, incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, disposals, dishwashers, refrigerators and ranges, and recreational equipment and facilities of all kinds (collectively, the "Fixtures");

         (d) all of Grantor's right, title and interest in and to all tenements, rights, easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances belonging or in anywise appertaining to such tracts of land, the Buildings or the Fixtures, or any part thereof, including without limitation (i) the access and other rights set forth in instrument recorded in Volume 2092, Page 2019, (ii) the access and other rights set forth in instruments recorded in Volume 1448, Page 441, as amended in Volume 1920, Page 260, Volume 2092, Page 2097 and Fort Bend County Clerk's File No. 9355330, (iii) the access and other rights set forth in instrument recorded under Fort Bend County Clerk's File No. 9355329 and (iv) the access and other rights set forth in instrument recorded under Fort Bend County Clerk's File No. 9355328, all as recorded in the Official Records of Fort Bend County, Texas; all of Grantor's right, title and interest in and to all water, gas, oil, minerals, coal and other substances of any kind or character underlying or relating to such tracts of land or any part thereof; all of Grantor's right, title and interest in and to any street, road, highway, or alley (vacated or otherwise) adjoining such tracts of land or any part thereof; all of Grantor's right, title and interest in and to all strips and gores belonging, adjacent or pertaining to such tracts of land or any part thereof; and any after-acquired title of Grantor to any of the foregoing (collectively, the "Appurtenances");

         (e) subject to the rights of Beneficiaries under Article III below, all existing and future leases, subleases in which Grantor has an interest, licenses and other agreements for the use or occupancy of such tracts of land, the Buildings, the Fixtures or the Appurtenances, or any part thereof, together with all guarantees of any obligation of a lessee thereunder and together with all extensions, modifications and renewals thereof, including without limitation the leases described on Attachment B hereto, which is incorporated herein for all purposes (collectively, the "Leases");

         (f) subject to the rights of Beneficiaries under Article III below, all income, receipts, security deposits, revenues, rents, issues and profits arising from and out of the Leases, including without limitation store rents, minimum rents, additional rents, percentage rents, parking and maintenance charges and fees, tax and insurance contributions, proceeds from the sale of utilities and services, cancellation premiums, and claims for damages arising from any breach of such Leases (collectively, the "Rents");

         (g) all of Grantor's right, title and interest in and to all contracts, documents, instruments, general intangibles, chattel paper, and accounts (including, without limitation, all service contracts and management contracts), whether now or hereafter existing, arising out of or relating to the sale, leasing, operation, ownership or management of such tracts of land, the Buildings, the Fixtures or the Appurtenances, or any part thereof;

         (h) all of Grantor's right, title and interest in and to all equipment, machinery, goods, general intangibles, money, accounts, contract rights, inventory and all other personal property (other than the Fixtures) of any kind or character now or hereafter located upon, within or about such tracts of land, the Buildings or the Fixtures, or any part thereof, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof;

         (i) all of Grantor's right, title and interest in and to any existing or future award, awards, remuneration, settlements or compensation relating to such tracts of land, the Buildings or the Fixtures, or any part thereof, that are made or paid by any governmental authority, including without limitation those made for vacation of, or change of grade in, any streets affecting such tracts of land, the Buildings or the Fixtures, or any part thereof;

         (j) all of Grantor's right, title and interest in and to any existing or future licenses, permits, warranties, and wastewater discharge capacity attributable or allocable to such tracts of land, the Buildings or the Fixtures, or any part thereof; and

         (k) each and every right, privilege, hereditament, and appurtenance in anywise incident or appertaining to the properties, both real and personal, described above in this (S)2.1.

  TO HAVE AND TO HOLD the hereinabove described properties, together with the rights, privileges, and appurtenances thereto belonging (all of which properties, rights, privileges and appurtenances are hereinafter collectively called the "Mortgaged Properties"), unto the said Trustee and to his substitutes or successors forever, and Grantor does hereby bind itself, its successors, assigns, and legal representatives to warrant and forever defend all and singular the Mortgaged Properties unto the Trustee, his successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, subject only to the matters (the "Approved Encumbrances") set forth on Attachment C hereto, which is incorporated herein for all purposes.

  (S)2.2 This conveyance, however, is intended as a deed of trust and security agreement and is made upon the following trusts, terms, and conditions, to wit:
In the event Grantor shall well and truly perform and pay the Obligations to the legal holder thereof when the same shall become due, then this Mortgage and all herein contained shall be null and void and Beneficiaries shall cause this Mortgage to be released at Grantor's cost and expense, otherwise this Mortgage shall continue in full force and effect; provided, however, that Grantor's obligation to indemnify and hold harmless Beneficiaries and Trustee pursuant to the provisions hereof with respect to matters relating to any period of time during which this Mortgage in effect shall survive any such payment or release.

                                  ARTICLE III
                              ASSIGNMENT OF RENTS

  (S)3.1 To facilitate payment of the Obligations, Grantor hereby absolutely transfers and assigns to Beneficiaries all right, title and interest of Grantor in and to the Leases and the Rents, together with the immediate and continuing right to receive all of the Rents. So long as no Event of Default (as that term is defined in the Note Purchase Agreement) exists, but not otherwise, Grantor may collect and retain the currently accruing Rents, but may not collect in excess of one (1) month's rental in advance or two (2) months' rental in advance where one such month's rental is attributable to the next ensuing month and one such month's rental is attributable to the last month in the lease term and is collected as security under the provisions of a written lease or rental agreement. In the event, however, any Event of Default shall occur and be continuing, thereupon or any time thereafter, while such or any subsequent Event of Default continues, Beneficiaries may, personally or through an agent selected by such holder, take, or have the Trustee take, possession and control of the Mortgaged Properties, or any part thereof, and receive and collect all Rents, theretofore accrued or thereafter accruing therefrom so long as any of the Obligations remain outstanding or until the foreclosure of the lien hereof, applying so much thereof as may be collected prior to the sale of such property under foreclosure, first to the expenses incident to such possession, control, and collection and second to the payment of the Obligations in the order set forth in (S)5.6 below.

  (S)3.2 In exercise of the rights and powers created under (S)3.1 above, Grantor specifically agrees that Beneficiaries, Beneficiaries' agent, or the Trustee, as such party may see fit, may: use against Grantor or any other Persons (as that term is defined in the Note Purchase Agreement) lawful or peaceable means to enforce the collection of any such Rents and to secure possession of the Mortgaged Properties, or any part thereof; settle or compromise on any terms the liability of any Person or Persons for any such Rents; institute and prosecute to final conclusion actions of forcible entry and detainer, or actions of trespass to try title, or actions for damages, or any other appropriate actions, in the name of such Person or in the name of Grantor; and settle, compromise, or abandon any such actions. In furtherance of the foregoing and not by way of limitation, Grantor binds itself to take whatever lawful or peaceful steps Beneficiaries may ask it to take for such purposes, including the institution and prosecution of actions of the character above stated; provided, however, Grantor recognizes that neither the Trustee, Beneficiaries, or any Person acting on behalf of Beneficiaries shall ever be required to collect any such Rents or be liable or chargeable for failure so to do.

 (S)3.3 Beneficiaries shall not be obligated to perform or discharge, nor do Beneficiaries hereby undertake to perform or discharge, any obligation, duty or liability under the Leases, or under or by reason of this assignment, and Grantor shall and does hereby agree to indemnify Beneficiaries against and hold Beneficiaries harmless from any and all liability, loss or damage which it may or might incur under the Leases or any of them or under or by reason of this assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in any or all of the Leases.

                                  ARTICLE IV
                              SECURITY AGREEMENT

  (S)4.1 Without limiting any of the other provisions of this Mortgage, Grantor, as Debtor (referred to in this Article IV as "Debtor"), expressly GRANTS unto Beneficiaries, as Secured Party (referred to in this Article IV as "Secured Party," whether one or more), a security interest in all the Mortgaged Properties (including both those now and those hereafter existing) to the full extent that the Mortgaged Properties may be subject, to the extent necessary or applicable, to the Uniform Commercial Code--Secured Transactions as adopted in the State of Texas (Chapter 9, Business And Commerce Code of Texas, as amended) (hereinafter called the "Uniform Commercial Code").

 (S)4.2 Debtor covenants and agrees with Secured Party that:

        (a) In addition to any other remedies granted in this Mortgage to Secured Party or the Trustee (including specifically, but not limited to, the right to proceed against all the Mortgaged Properties in accordance with the rights and remedies in respect of that Mortgaged Properties which is real property pursuant to the Uniform Commercial Code), Secured Party may, should an Event of Default occur and be continuing, proceed under the Uniform Commercial Code as to all or any part of the personal property (tangible or intangible) and fixtures included in the Mortgaged Properties now or hereafter acquired including, without limitation, all equipment, machinery, fixtures and other personal property of every nature whatsoever located in, or on, or attached or appurtenant to, and used or intended to be used in connection with, the operation, occupancy, development or improvement of the Mortgaged Properties, and all buildings, structures, and other improvements thereon, including without limitation machine tools, motors, controls, attachments, heating, air conditioning, refrigeration, ventilation, incineration, embalming or utility systems, parts, tools, furniture, furnishings, shelves, racks, displays, appliances, drapes, and floor coverings, whether now owned or in existence or hereafter arising or acquired; all policies and certificates of insurance, insurance proceeds, condemnation proceeds or awards, licenses and permits, whether now owned or in existence or hereafter arising or acquired, arising from, used or held in connection with, or otherwise relating to the Mortgaged Properties; and all attachments, accessories, accessions, replacements, substitutions, additions, improvements, proceeds, and products of any and all of the foregoing (such portion of the Mortgaged Properties being referred to in this Article IV as the "Collateral"), and shall have and may exercise with respect to the Collateral all the rights, remedies, and powers of a secured party under the Uniform Commercial Code, including, without limitation, the right and power to sell, at one or more public or private sales, or otherwise dispose of, lease, or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under the Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and reasonable attorneys' fees and legal expenses thereby incurred (whether or not suit is brought or foreclosure is commenced) by Secured Party, and toward payment of the Obligations in the order set forth in (S)5.6 below.

        (b) Among the rights of Secured Party upon occurrence and continuation of an Event of Default and without limitation, Secured Party shall have the right, by any lawful means, to take possession of the Collateral or any part thereof and to enter, in any lawful manner, upon any premises where same may be situated for such purpose without being deemed guilty of trespass and without liability for damages thereby occasioned, and to take any lawful action deemed necessary or appropriate or desirable by Secured Party, at its option and in its discretion, to repair, refurbish, or otherwise prepare the Collateral for sale, lease, or other use or disposition as herein authorized.

        (c) To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and any other rights or remedies of a debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and, to the extent any such notice is required and cannot be waived, Debtor agrees that, if such notice is mailed, postage prepaid, to Debtor at the address set forth on the f1rst page of this Mortgage at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

        (d) Upon occurrence and during the continuation of an Event of Default, Secured Party is hereby granted the express right, at its option, to transfer to itself or to its nominee the Collateral, or any part thereof, to notify any obligor or account debtor in the case of any Collateral to make payment directly to Secured Party, and to receive the moneys, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Obligations or to apply the same to amounts owing on the Obligations in the order set forth in (S)5.6 below. With respect to the Collateral, Debtor, for itself, its successors and assigns, hereby expressly and specifically waive all rights to a marshalling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation.

        (e) All recitals in any instrument of assignment or any other instrument executed by Secured Party or by the Trustee incident to sale, transfer, assignment, lease, or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein, no other proof shall be requisite to establish full legal propriety of the sale or other action or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action and of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

        (f) Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties. Debtor shall be fully liable for all expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Collateral which are incurred or paid by Secured Party as authorized or permitted hereunder, including also all reasonable attorneys' fees, legal expenses, and costs (whether or not suit is brought or foreclosure is commenced), the amount of all of which expenses and costs shall constitute a part of the Obligations.

        (g) Certain of the Collateral is or will become "fixtures" (as that term is def1ned in the Uniform Commercial Code) on the real estate hereinabove described and this Mortgage upon being filed for record in the real estate records shall operate also as a f1nancing statement upon such of the Collateral which is or may become fixtures. Debtor has an interest of record in the real estate.

        (h) Any copy of this Mortgage which is signed by Debtor or any carbon, photographic, or other reproduction of this Mortgage may also serve as a financing statement under the Uniform Commercial Code by Debtor, whose address is set forth on the first page of this Mortgage, in favor of Secured Party, whose address is also set out hereinabove.

                                   ARTICLE V
                        CERTAIN REMEDIES; POWER OF SALE

  (S)5.1 Upon the occurrence and during the continuation of an Event of Default, the Majority Holders shall be entitled to have a court immediately appoint a receiver for all or any portion of the premises constituting the Mortgaged Properties (the "Premises"), and Grantor hereby expressly consents to the appointment of such a receiver. Any such appointment may be made either before or after sale, with such notice, if any, as may be required by court rule or proceeding, and without regard to the solvency or insolvency at the time of application for such receiver of the person or persons, if any, liable for the payment of the Obligations secured hereby, and without regard to the then value of the Premises, and without bond being required of the applicant. Such receiver shall have the power to take possession, control, and care of all or any portion of the Premises and to collect the rents and profits of the Premises and, in case of a sale and a deficiency, during the full statutory period of redemption, as well as during any further times when Grantor, its successors or assigns, except for the intervention of such receiver, would be entitled to collect such rents, issues, and profits, and all other powers which may be necessary or are useful in such cases for the protection, possession, control, management, and operation of the Premises during the whole of said period. To the extent permitted by law, the receiver may be authorized by the court to extend or modify any then existing leases and to make new leases, which extensions, modifications, and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness secured hereunder. It is understood and agreed that any such leases and the options or other such provisions authorized by such receiver shall be binding upon Grantor and upon all persons whose interests in the Premises are subject to the lien hereof, and upon the purchaser or purchasers from sale, discharge of the indebtedness secured hereby, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser.

  (S)5.2 If an Event of Default arises out of Grantor's failure to pay any taxes or assessments upon the Mortgaged Properties before the same become delinquent, or Grantor's failure to procure or maintain such insurance with respect to the Mortgaged Properties as is required by the Note Purchase Agreement, or Grantor's failure to perform any other covenant of Grantor set forth in (S)10 of the Note Purchase Agreement, then any Beneficiary, at its option and without any obligation to do so, may pay any such taxes or assessments (without being required to examine the legality of the same), procure such insurance, or tender such performance. All amounts advanced by Beneficiaries pursuant to this (S)5.2 shall be due and payable on demand, shall become a part of the Obligations, shall bear interest from the date such payments are advanced until the repayment thereof at a rate of 10% per annum and shall be fully secured by the lien, security interest and assignment of rents created by this Mortgage. Grantor agrees that the payment of such taxes or assessments, or the procuring and maintaining of such insurance, or the tendering of such performance by Beneficiaries shall not prevent Beneficiaries from declaring the Obligations to be due and payable by reason of the occurrence and continuation of such Event of Default or pursuing any other remedies available to Beneficiaries.

  (S)5.3 Upon the occurrence and during the continuation of an Event of Default, it shall thereupon be the duty of the Trustee, or its successors, as hereinafter provided, at the request of the Majority Holders (as defined in the Note Purchase Agreement), to enforce this trust and to sell the Mortgaged Properties, as an entirety or in parcels, by one sale or by several sales, held at one time or at different times, all as the Trustee acting may elect, each sale to be held at the location within the county courthouse designated for the holding of nonjudicial foreclosure sales by the Commissioners Court of any county in which a part of the real property to be sold is situated (or if no area has been so designated, then in an area within said courthouse described in the notice referred to in (S)5.4 and to be made on the first Tuesday of some month between the hours of 10 o'clock a.m. and 4 o'clock p.m. to the highest bidder for cash at public vendue, after the Trustee (or a Person or Persons selected by the Trustee) and Beneficiaries shall have given notices of the proposed sale in the manner hereinafter set forth, and to make due conveyance to the purchaser or purchasers, with special warranty of title to such purchaser or purchasers binding upon Grantor and its successors and assigns. Such sale must begin at the time stated in the notice referred to in (S)5.4 or not later than three hours after that time. Grantor, for itself, its successors and assigns, hereby expressly and specifically waives all rights to a marshalling of the assets of Grantor, including the Mortgaged Properties, or to a sale in inverse order of alienation.

  (S)5.4 The Trustee (or a Person or Persons selected by the Trustee) shall give notice of each such proposed sale by posting written notice of the time, place, and terms of sale at the courthouse door, and by filing a copy of such written notice in the office of the county clerk, of the county in which the sale is to be made for at least twenty-one (21) consecutive days preceding the date of the sale. Where real properties to be sold are situated in more than one county, one notice shall be posted at the courthouse door, and a copy of such notice shall be filed with the county clerk, of each county in which a part of the real properties to be sold is situated, and such notices shall designate the county where such real properties will be sold, which may be any county in which a part of said real properties is situated. In addition to the foregoing notice or notices to be posted and filed by the Trustee (or a Person or Persons selected by the Trustee), Beneficiaries shall, at least twenty-one (21) days preceding the date of sale, serve or cause to be served written notice of the proposed sale by certified mail on each debtor obligated to pay such indebtedness according to the records of Beneficiaries. The service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to each such debtor at the most recent address (which shall be within the United States of America) as shown by the records of Beneficiaries, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such notice was given shall be prima facie thereof. In this respect and to the full extent it may legally do so, Grantor also expressly covenants, stipulates, and agrees that: (i) the address of Grantor set out on the first page of this Mortgage shall be deemed and considered conclusively to be and remain at all times the most recent address of all debtors obligated to pay such indebtedness as shown by the records of Beneficiaries, provided such address may be changed to some other address within the United States of America from time to time only by express written notice of change thereof signed by all debtors obligated to pay such indebtedness sent by certified U.S. mail and actually delivered to and received by Beneficiaries and setting forth a new address which shall be within the United States of America and which shall be deemed and considered conclusively to be and remain at all times thereafter the most recent address of all debtors obligated to pay such indebtedness as shown by the records of Beneficiaries until changed in the manner herein provided,
(ii) the records of Beneficiaries shall not be deemed to reflect any change in the name or identity of the debtors obligated to pay the indebtedness (to whom notice of a proposed sale shall be required to be mailed as provided for above) unless and until express written notice of such change signed by all debtors obligated to pay such indebtedness shall have been actually delivered to and received by Beneficiaries, and (iii) no notice of sale or sales of the Mortgaged Properties other than the notices hereinabove provided shall be required to be given to Grantor or any other persons and any other notice is expressly waived.

  (S)5.5 The provisions of (S)5.4 with respect to posting, serving, filing, and giving notices of sale are intended to comply with the provisions of section
51.002 of the Property Code of the State of Texas (in this (S)5.5 such section
51.002 being called the

"Subject Statute"). In the event the requirement for any notice, or the posting, serving, filing, or giving thereof, under the Subject Statute shall be eliminated or the prescribed manner of posting, serving, filing, or giving same is modified by future amendment to the Subject Statute, the requirement for such particular notice shall be stricken from, or the manner of posting, serving, filing, or giving any notice hereunder modified in, this Mortgage in conformity with such amendment. The manner herein prescribed for posting, serving, filing, or giving any notice, other than that to be posted and filed or caused to be posted and filed by the Trustee, shall not be deemed exclusive but such notice or notices may be posted, served, filed, or given in any other manner which may be permitted by applicable law. Further, in relation to this Mortgage and the exercise of any power of sale by the Trustee hereunder, if the Subject Statute shall be amended or modified to require any other notice or the posting, filing, serving, or giving thereof or if any other law shall require any other notice or the posting, filing, serving, or giving thereof, the Trustee or the Person selected by him is hereby authorized and empowered by Grantor to give such notice or make such posting, filing, serving, or giving thereof, provided that Grantor waives such other notice or the posting, filing, serving, or giving thereof to the full extent Grantor may lawfully so do.

  (S)5.6 At any sale conducted under this Mortgage, credit upon all or any part of the Obligations shall be deemed cash paid for the purpose of (S)5.3; and any Beneficiary may purchase at any such sale. The proceeds arising from such sale or sales, whether under the provisions of this Article 5 or otherwise, shall be applied to the extent not prohibited by applicable law: first, to the payment of the costs and expenses of such sale, including reasonable commissions or compensation to the Trustee, its agents and counsel, and of any judicial proceedings wherein the same may be made; second, to the payment of the whole amount then owing on the Notes for accrued and unpaid interest; third, to the payment of the whole amount then owing on the Notes for the Note Default Premium; fourth, to the payment of the whole amount then owing on the Notes for principal; fifth, to the payment of any other Obligations; sixth, to the extent known by Beneficiaries, to the payment of any obligation (other than the Obligations) the payment of which is secured by any lien on or security interest in any of the Mortgaged Properties sold at such sale; and seventh, to the payment of the surplus, if any, to Grantor.

  (S)5.7 Without limiting any of the powers or remedies provided elsewhere, Grantor agrees that, in the event the Obligations include, at any time, amounts which are then due and payable as well as amounts which are not yet then due and payable, the Beneficiaries shall have the right to have the Mortgaged Properties sold, subject to the lien, security interest and assignment of rents created by this Mortgage securing the part of the Obligations which is not due and payable at the time the Trustee is requested to make such sale, at Trustee's sale to satisfy the lien and security interest hereof securing the portion of the Obligations which is then due and payable and the Trustee is expressly authorized and empowered to conduct such sale which is called in this (S)5.7 "Installment Foreclosure." Any Installment Foreclosure made under this (S)5.7 shall not affect the lien, security interest and assignment of rents created by this Mortgage existing to secure that portion of the Obligations to which the sale is to be made subject. No Installment Foreclosure shall exhaust the power of the Trustee to conduct future Installment Foreclosures nor in anywise limit the powers of sale provided elsewhere in this Mortgage. The provisions elsewhere in this Mortgage relating to manner of conducting Trustee's sales, including the posting, filing, and giving of notices thereof, shall also apply to any Installment Foreclosure and the same presumptions shall be applicable to any Trustee's deed or recital therein contained in connection with an Installment Foreclosure and to any other affidavit as hereinabove provided.

  (S)5.8 In the case of the absence of the Trustee from the state, or of its refusal or failure to act, or in the event the Majority Holders should elect at any time (with or without cause) to remove the Trustee then acting, a successor or substitute (the "Successor" or "Successor Trustee") may be named, constituted, and appointed by the Majority Holders, without further formality than an appointment and designation in writing, which appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein recited; and this conveyance shall vest in the Successor or Substitute Trustee the title, powers, and duties conferred on the Trustee named herein and the conveyance by the Successor or Substitute Trustee to the purchaser at any sale made pursuant hereto shall be valid and effective as fully as hereinabove provided in the case of a conveyance by the Trustee. Such right to appoint a Successor or Substitute Trustee shall exist as often as and whenever the Trustee, original, successor, or substitute, cannot or will not act or has been removed. Grantor specifically covenants and stipulates that: the recitals in the conveyance made to the purchaser, either by the Trustee or any Successor or Substitute Trustee, shall be full proof and evidence of the matters therein stated; no other proof shall be requisite of the request by the Majority Holders on the Trustee or on any Successor or Substitute Trustee to enforce this trust, or of the due, timely, and proper posting, filing, and giving of all notices and making of the sale, or any particulars thereof, or of the inability, refusal, or failure of the Trustee or any Successor or Substitute Trustee to act, or of the removal of the Trustee or any Successor or Substitute Trustee, or of the appointment of a Successor or Substitute Trustee, as herein provided, either as to the legality of its appointment or otherwise, or of the contingencies which brought about the failure or inability of the Trustee or any Successor or Substitute Trustee to act, or of its removal, as the case may be; all prerequisites of said sale shall be presumed to have been performed; and any sale made under the powers herein granted shall be a perpetual bar against Grantor, its successors and assigns.

 (S)5.9 The right of sale hereunder shall not be exhausted by one or any sale, but, so long as any of the Obligations remain unpaid, the Trustee or Successor or Substitute Trustee may make other and successive sales until all the Mortgaged Properties shall be legally sold. Beneficiaries may, at their option, institute appropriate proceedings of foreclosure at law or in equity.

                                  ARTICLE VI
                                MISCELLANEOUS

  (S)6.1 Conflict of Law. In the event any item, term, or provision contained in this Mortgage is in conflict or may be held hereafter to be in conflict with any applicable laws, this Mortgage shall be affected only as to its application to such item, term, or provision and shall in all other respects remain in full force and effect.

  (S)6.2 Headings. All article and section titles or captions contained in this Mortgage or in any schedule or exhibit hereto are for convenience only and shall not be deemed a part of this Mortgage and shall not affect the meaning or interpretation of this Mortgage.

  (S)6.3 Usury. Grantor and Beneficiaries specifically intend and agree that this Mortgage is subject in all respects to 24 of the Note Purchase Agreement which is hereby referred to and incorporated herein for all purposes.

  (S)6.4 No Impairment of Security. Grantor agrees that no other security, now existing or hereafter taken, for the Obligations shall be impaired or affected in any manner by the execution hereof; no security subsequently taken by any holder of the Notes shall impair or affect in any manner the security given by this Mortgage; all security for the payment of the Obligations shall be taken, considered, and held as cumulative; and the taking of additional security shall at no time release or impair any security by endorsement or otherwise previously given. Grantor further agrees that any part of the security herein described may be released without in anywise altering, varying, or diminishing the force of, effect of, or lien, security interest and assignment of rents created by, this Mortgage, or of any renewal or extension of said lien, security interest and assignment of rents, and that this Mortgage shall continue as a first lien, security interest and assignment of rents on all the Mortgaged Properties not expressly released until all Obligations are fully paid.

  (S)6.5 Enforcement. The commencement of an action to foreclose any lien, security interest or assignment under this Mortgage either on any matured portions of the Obligations or for all Obligations shall never be considered an election so as to preclude foreclosure under any power of sale herein contained after dismissal of the suit.

  (S)6.6 Waivers. Grantor specifically waives any notice of the creation, advancement, existence, extension or renewal of, or of any indulgence with respect to, the Obligations, and any part thereof, and of non-payment thereof or default thereon, and waives demand (including, but not by way of limitation, demand for payment of an overdue installment), protest, presentment and notice of demand, protest, presentment and notice of intent to accelerate maturity and notice of acceleration of maturity with respect to the Obligations, and waives notice of the amount of the Obligations outstanding at any time, and agrees that the maturity of the Obligations, and any part thereof, may be accelerated, extended or renewed by Beneficiaries without notice or consent by Grantor.

  (S)6.7 No Waiver. Grantor agrees that no renewal or extension of, or any other indulgence with respect to, the Obligations or any part thereof, no release of any security (other than an express release of this Mortgage), for the payment of the Obligations or any part thereof, no release of Grantor or any other Person primarily or secondarily liable for the payment of the Obligations or any part thereof (including any maker, endorser, guarantor or surety), no delay in enforcement of payment of the Obligations or any part thereof, and no delay or omission or lack of diligence in exercising any right or power with respect to the Obligations, or any other security therefor or guaranty thereof, shall in any manner impair or affect the rights of Beneficiaries hereunder. Grantor specifically agrees that it shall not be required, and that Grantor shall not be entitled to require, that Beneficiaries file suit or proceed to obtain a judgment against Grantor or any other Person or that Beneficiaries proceed against or foreclose against or seek to realize upon any other security now or hereafter existing for the payment of the Obligations or any part thereof, or file suit or proceed to obtain a judgment against any other party (maker, guarantor, endorser or surety) obligated to pay the Obligations before, or as a condition to, or at any time after, foreclosing upon or otherwise selling or disposing of or utilizing the Mortgaged Properties for the purpose of paying the Obligations or any part thereof. Grantor expressly waives any right to the benefit of or to require or control application of any other security or the proceeds of any other security now existing or hereafter obtained by Beneficiaries from any Person other than the Grantor as security for the payment of the Obligations.

  (S)6.8 Waiver of Marshalling. To the extent that Grantor may lawfully do so, Grantor hereby expressly waives any right pertaining to the marshalling of assets, the exemption of homestead, the administration of estates of decedents, or other matter to defeat, reduce or affect the right of Beneficiaries to foreclose the Mortgaged Properties for the collection of the Obligations (without any prior or different resort for collection), or the right of Beneficiaries to the payment of the Obligations out of the proceeds of sale of the Mortgaged Properties in preference to every other person and claimant.

  (S)6.9 Partial Invalidity. If any provision of this Mortgage is held to be illegal, invalid, or unenforceable under present or future laws effective while this Mortgage is in effect, the legality, validity and enforceability of the remaining provisions of this Mortgage shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Mortgage a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

  (S)6.10 Usage of Terms. The term "Grantor" as used herein shall include not only the party who is designated as Grantor and who executes this Mortgage but also the successors, legal representatives, and assigns of such party, including without limitation any successor entity pursuant to (S)9.11 of the Note Purchase Agreement. Whenever the context requires, the gender of words used herein shall include the masculine, feminine, and neuter, and number of words used herein shall include the singular and the plural.

  (S)6.11 Governing Law. This Mortgage shall be construed and enforced in accordance with, and governed by, the laws of the State of Texas.

  (S)6.12 Notices. All notices, consents, approvals, and other communications required hereunder shall be in writing, and shall be given and deemed effective as provided in (S)23 of the Note Purchase Agreement.

  IN WITNESS WHEREOF, Grantor has executed this Mortgage on the date of the acknowledgment below to be effective for all purposes as of the Effective Date.

                                            WEINGARTEN REALTY INVESTORS



                                            By:_________________________________
                                                   Joseph W. Robertson, Jr.
                                                   Executive Vice President

STATE OF TEXAS    (S)
                  (S)
COUNTY OF HARRIS  (S)

  This instrument was acknowledged before me on [date of acknowledgment], by Joseph W. Robertson, Jr. (personally known to me), Executive Vice President of Weingarten Realty Investors, a Texas real estate investment trust, on behalf of said real estate investment trust.


                                            ___________________________________
                                                  Notary Public Signature

(PERSONALIZED SEAL)

                                                                    Attachment A
                                                               To Deed of Trust,
                                                            Assignment of Rents,
                                                          Security Agreement and
                                                             Financing Statement


                         Description of Tracts of Land

EL DORADO CENTER

Being a 9.8467 acre tract of land in the August Whitlock Survey, Abstract No. 797, Harris County, Texas and being a portion of that land conveyed to Randall's Center/El Dorado Venture as described in deed recorded under Harris County Clerk's File Number J 030147; also being a portion of Reserve "A" of El Dorado Center per plat recorded in Volume 332, Page 139 of the Harris County Map Records and being more particularly described by metes and bounds as follows with all bearings based on said deed:

COMMENCING at a one inch iron rod found marking the intersection of the southwesterly right-of-way line of State Highway No. 3, 120 feet wide with the southeasterly right-of-way line of El Dorado Boulevard, 100 feet wide as described in deed recorded under Harris County Clerk's File No. D 520995; said point being the north corner of a 0.6250 acre tract conveyed to Mobil Oil Corporation as described in deed recorded under Harris County Clerk's File Number H 108447;

THENCE along the southeasterly right-of-way line of said El Dorado Boulevard and the northwest line of said 0.6250 acre tract, South 48 degrees 54 minutes 30 seconds West, a distance of 165.00 feet to the POINT OF BEGINNING, the westerly north corner of the herein described tract and the west corner of said 0.6250 acre tract; from which a found 5/8 inch iron rod bears North 47 degrees 55 minutes West, 0.2 feet;

THENCE along the southwest line of said 0.6250 acre tract, South 41 degrees 10 minutes 49 seconds East, a distance of 165.00 feet to an interior corner of the herein described tract and the south corner of said 0.6250 acre tract; from which a found 5/8 inch iron rod (bent) bears North 40 degrees 21 minutes West,
0.2 feet;

THENCE along the southeast line of said 0.6250 acre tract, North 48 degrees 54 minutes 30 seconds East, a distance of 165.00 feet to the easterly north corner of the herein described tract, the east corner of said 0.6250 acre tract and a point on the southwesterly right-of-way line of said State Highway No. 3; from which a found 1 inch iron rod bears North 33 degrees 10 minutes West, 0.2 feet;

THENCE along the southwesterly right-of-way line of said State Highway No.3, South 41 degrees 10 minutes 49 seconds East, a distance of 451.43 feet to a P.K. nail with shiner set for the east corner of the herein described tract and the north corner of that tract of land conveyed to Bayfield Public Utility District as described in deed recorded under Harris County Clerk's File Number J 301839;

THENCE along the northwesterly line of said Bayfield Public Utility District tract, South 48 degrees 50 minutes 19 seconds West, a distance of 596.40 feet to a P.K. nail with shiner set for the easterly south corner of the herein described tract, a point in the northeast line of Reserve "B" of said El Dorado Center and the west corner of said Bayfield Public Utility District tract;

THENCE along the north line of said Reserve "B", North 86 degrees 09 minutes 41 seconds West, a distance of 217.79 feet to a 5/8 inch iron rod found marking the westerly south corner of the herein described tract, the northwest corner of said Reserve "B" and a point on the northeast line of a 150-foot wide Bayfield Public Utility District fee strip as described in deed recorded under Harris County Clerk's File Number F 778544;

THENCE along the northeast line of said fee strip, North 41 degrees 09 minutes 41 seconds West, a distance of 489.32 feet to an "X" cut in concrete set marking the west corner of the herein described tract, the north corner of said fee strip and a point in the southeasterly right-of-way line of said El Dorado Boulevard;

THENCE along the southeasterly right-of-way line of said El Dorado Boulevard as follows:

    North 52 degrees 17 minutes 20 seconds East, a distance of 75.15 feet to a 5/8 inch iron rod found marking the point of curvature of a curve to the right;

    Northeasterly,207.41 feet along the arc of said curve to the right having a radius of 8950.00 feet a central angle of 01 degrees 19 minutes 40 seconds and whose chord bears North 52 degrees 57 minutes 10 seconds East, a distance of 207.41 feet to the point of reverse curvature, from which a found 5/8 inch iron rod bears South 37 degrees 39 minutes East, 0.2 feet;

    Northeasterly, 168.45 feet along the arc of said curve to the left having a radius of 2050.00 feet, a central angle of 04 degrees 42 minutes 30 seconds and whose chord bears North 51 degrees 15 minutes 45 seconds East, a distance of 168.40 feet to a 5/8 inch iron rod found marking the point of tangency;

    North 48 degrees 54 minutes 30 seconds East, a distance of 135.06 feet to the POINT OF BEGINNING and containing 9.8467 acres of land.

NORTHWAY CENTER

Tract 1:

Being a tract or parcel containing 10.8590 acres (473,018 square feet) of land situated in the John Flowers Survey, Abstract Number 269 Harris County, Texas and being all of Unrestricted Reserves "A" and "B" of the Corrected Plat of Deauville Plaza, Section One, a subdivision of record in Volume 251, Page 61 of the Harris County Map Records, said 10.8590 acre tract being more particularly described as follows (all bearings are referenced to the Texas State Plane Coordinate System, South Central Zone):

BEGINNING at a 3/4 inch iron rod found marking the most easterly corner of said Reserve "A" and the most northerly corner of said Reserve "B" at the intersection of the southwesterly right-of-way (R.O.W.) line of U.S. Highway Number 290 (known as Northwest Freeway and based on a width of 300 feet) with the southerly line of West 34th Street (based on a width of 120 feet at this point);

THENCE, South 44. 56' 58" East, along the southwesterly R.O.W. line of said U.S. Highway Number 290, 619.50 feet to a 5/8 inch iron rod found marking the most northerly southeast corner of said Reserve "B" and the most northerly corner of Unrestricted Reserve "C" of said corrected plat of Deauville Plaza, Section One;

THENCE, South 45. 03' 02" West, 150.00 feet to a 5/8 inch iron rod found marking an interior corner of the herein described tract and the most westerly corner of said Reserve "C";

THENCE, South 44. 56' 58" East, 221.94 feet to a 1/2 inch iron rod found marking the most southerly corner of said Reserve "C" and the most southerly southeast corner of said Reserve "B" and being in the northwesterly R.O.W. line of Deauville Plaza Drive (based on a width of 60 feet);

THENCE, in a Southwesterly direction with the northwesterly R.O.W. line of said Deauville Plaza Drive,337.79 feet along a curve to the right, said curve having a central angle of 34. 33' 37", a radius of 560.00 feet and whose chord bears South 43. 50' 02" West, 332.69 feet to a 5/8 inch iron rod found marking the most southerly corner of said Reserve"B";

THENCE, North 28. 53' 09" West, 81.70 feet to a 5/8 inch iron rod found marking an angle point in the southwesterly line of said Reserve "B";

THENCE, North 44. 56' 58" West, 290.79 feet to an angle point in the southwesterly line of said Reserve "B";

THENCE, North 89. 56' 58" West, 63.64 feet to a 5/8 inch iron rod found marking an angle point in the southwesterly line of said Reserve B";

THENCE, North 44. 56' 58" West, 218.54 feet to an angle point in the southwesterly line of said Reserve "B";

THENCE, North 89. 56' 58" West, 37.42 feet to a 5/8 inch iron rod found marking an angle point in the southwesterly line of said Reserve "B";

THENCE, North 44. 56' 58" West, 309.09 feet to a 5/8 inch iron rod found marking the southwesterly corner of said Reserve "B";

THENCE, in a northerly direction, 87.35 feet along a curve to the right, said curve having a central angle of 15. 53' 20", a radius of 315.00 feet and whose chord bears North 14. 08' 50" East, 87.07 feet to a 5/8 inch iron rod found marking a point of reverse curvature;

THENCE, continuing in a northerly direction,125.10 feet along a curve to the left, said curve having a central angle of 25. 09' 03", a radius of 285.00 feet and whose chord bears North 09. 30' 58" East, 124.10 feet to a 5/8 inch iron rod found marking a point of tangency;

THENCE, North 03. 03' 33" West, 65.75 feet to a 5/8 inch iron rod set marking the northwesterly corner of Reserve "B" and being in the southerly R.O.W. line of the aforementioned West 34th Street;

THENCE, North 89. 48' 12" East, at 30.04 feet pass the northwesterly corner of the aforementioned Reserve "A", in all a distance of 88.79 feet to a 1/2 inch iron rod found for an angle point in the southerly R.O.W. line of said West 34th Street;

THENCE, North 86. 56' 27" East, 334.23 feet along the southerly R.O.W. line of said West 34th Street to the POINT OF BEGINNING and containing 10.8590 acres (473,018 square feet) of land. This description is based on the Boundary and Improvement Survey and plat made by Terra Surveying Company, Inc., dated September 22, 1986, updated May 24, 1994, TSC Project Number 0268-8602.

Tract 2:

Being a tract or parcel containing 6.6539 acres (289,842 square feet) of land situated in the John Flowers Survey, Abstract Number 269, and being all of Unrestricted Reserves "D" and "E" of the Corrected Plat of Deauville Plaza, Section One, a subdivision of record in Volume 251, Page 61 of the Harris County Map Records, said 6.6539 acre tract being more particularly described as follows (all bearings are referenced to the Texas State Plane Coordinate System, South Central Zone):

BEGINNING at a 1/2 inch iron rod found for the most easterly corner of said Reserve "E" and being at the intersection of the southwesterly right-of-way (R.O.W.) line of U.S. Highway Number 290 (known as Northwest Freeway and based on a width of 300 feet) with the northerly line of a Houston Lighting and Power Company 150 foot wide Fee Strip as described in Deed recorded in Volume 2154, Page 1 of the Deed Records of Harris County, Texas;

THENCE, South 88. 02' 10" West, 525.87 feet along the northerly line of said Houston Lighting and Power Company Fee Strip and the southerly line of Reserves "E" and "D", to a 1/2 inch rod found marking the southerly corner of said Reserve "D" and the most easterly corner of Reserve "F" of said corrected plat of Deauville Plaza, Section One;

THENCE, North 44. 56' 58" West, 553.74 feet to a 1/2 inch iron rod found marking the most westerly corner of said Reserve "D" and the most northerly corner of said Reserve "F" and being in the southeasterly R.O.W. line of Deauville Plaza Drive (based on a width of 60 feet);

THENCE, in a Northeasterly direction, 290.86 feet along the southeasterly R.O.W. line of said Deauville Plaza Drive, along a curve to the left whose central angle is 26. 52' 46", has a radius of 620.00 feet and whose chord bears North
36. 53' 18" East, 288.20 feet to a point of reverse curvature;

THENCE, continuing in a Northeasterly direction, 91.80 feet along the southeasterly R.O.W. line of said Deauville Plaza Drive, along a curve to the right, whose central angle is 19. 28' 50", has a radius of 270.00 feet and whose chord bears North 33. 11' 20" East, 91.36 feet to a 1/2 inch iron rod found marking the westerly corner of a 10 foot cutback line;

THENCE, North 89. 31' 13" East, 14.01 feet along said 10 foot cutback line to a 1/2 inch iron rod found in the southwesterly R.O.W. line of the aforementioned U.S. Highway Number 290;

THENCE, South 44. 56' 58" East, 962.16 feet along the southwesterly R.O.W. line of said U.S. Highway Number 290 and the northeasterly line of Reserves "D" and "E" to the POINT OF BEGINNING and containing 6.6539 acres (289,842 square feet) of land. This description is based on the Boundary and Improvement Survey and plat made by Terra Surveying Company, Inc., dated September 17, 1986, update May 24, 1994, TSC Project Number 0268-8602-S.

Tract 3:

Being a tract or parcel containing 0.6874 acre (29,942 square feet) of land in the John Flowers Survey, Abstract Number 269, Harris County, Texas, and being all of that same 0.687 acre tract known as Unrestricted Reserve "C" of the corrected plat of Deauville Plaza, Section One, a subdivision of record in Volume 251, Page 61 of the Harris County Map Records, said 0.6874 acre tract being more particularly described as follows (all bearings are referenced to the Texas State Plane Coordinate System, South Central Zone):

COMMENCING for reference at a 3/4-inch iron rod found marking the most easterly corner of Unrestricted Reserve "A" and the most northerly corner of Unrestricted Reserve "B" of said Deauville Plaza, Section One, at the intersection of the southwesterly right-of-way (R.O.W.) line of U.S. Highway Number 290 (known as Northwest Freeway and based on a width of 300 feet), with the southerly line of West 34th Street (based on a width of 120 feet at this point);

THENCE, South 44. 56' 58" East, along the southwesterly R.O.W. line of said U.S. Highway Number 290, 619.50 feet to a 5/8-inch iron rod found for the POINT OF BEGINNING and the most northerly corner of Unrestricted Reserve "C" and the herein described tract;

THENCE, continuing along said southwesterly R.O.W. line, South 44. 56' 58" East,
178.36 feet to a 5/8-inch iron rod set for the most northerly east corner of said Unrestricted Reserve "C" and the herein described tract and being the most northerly end of a 10 foot cutback;

THENCE, along said cutback line, South 00. 23' 00" East, 14.25 feet to a 5/8-inch iron rod found marking the most southerly east corner of said Unrestricted Reserve "C" and the herein described tract and being in the northwesterly R.O.W. line of Deauville Plaza Drive (60 feet wide) and in the arc of a curve;

THENCE, 114.42 feet along the northwesterly R.O.W. line of said Deauville Plaza Drive and following the arc of a curve to the left, having a central angle of
19. 51' 56", a radius of 330.00 feet and a chord which bears South 33. 22' 54" West, 113.85 feet to a 5/8-inch iron rod found for a point of reverse curvature;

THENCE, continuing along said northwesterly R.O.W. line, 30.35 feet along the arc of a curve to the right, having a central angle of 03. 06' 19", a radius of
560.00 feet and a chord which bears South 25. 00' 06" West, 30.35 feet to a 1/2-inch iron rod found for the most easterly corner common to said Unrestricted Reserve "C" and the aforementioned Unrestricted Reserve "B" and marking the most southerly corner of the herein described tract;

THENCE, departing said northwesterly R.O.W. line, North 44. 56' 58" West, 221.94 feet along the line common to said Unrestricted Reserve "C" and Unrestricted Reserve "B" to a 5/8-inch iron rod found marking the most westerly corner of said Unrestricted

Reserve "C" and an interior corner of said Unrestricted Reserve "B" and marking the most westerly corner of the herein described tract;

THENCE, North 45. 03' 02" East, 150.00 feet along the line common to said Unrestricted Reserve "C" and Unrestricted Reserve "B" to the POINT OF BEGINNING and containing 0.6874 Acre (29,942 square feet) of land. This description is based on the Boundary and Improvement Survey and plat made by Terra Surveying Company, Inc., dated September 22, 1986, updated May 24,1994, TSC Project Number 2678-8701-S.

WILLIAMS TRACE CENTER

Tract 1:

Being a tract or parcel of land containing 12.5903 acres (548,434 square feet) and being situated in the Elijah Alcorn League, Abstract No. 1, Fort Bend County, Texas, and being out of that certain 14.321 acre Commercial Reserve in Colony Grant, Section One as recorded in Volume 27, Page 12 of the Plat Records of Fort Bend County, Texas; said 12.5903 acre tract being more particularly described by metes and bounds as follows (with all bearings referenced to the Texas Coordinate System, South Central Zone):

BEGINNING at the most northeasterly corner of said 14.321 acre tract, same being the northeasterly corner of the herein described 12.5903 acre tract, being at the intersection of the southwesterly right-of-way line of State Highway No. 6 (130 feet wide) as widened in Volume 1904, Page 1630 of the Off1cial Records of Fort Bend County with the northwesterly line of the 150 foot wide Fort Bend County Levee Improvement District No. 2 Drainage Easement as recorded in Volume 841, Page 90 of the Deed Records of Fort Bend County, from which a found 1/2-inch iron rod bears 0.18', east;

THENCE South 20. 45' 59" West along the line common to said Commercial Reserve and said 150 foot wide Drainage Easement, a distance of 235.00 feet to an "X" cut in concrete for a point of curvature;

THENCE in a southerly direction, a distance of 316.45 feet along the northwesterly line of said 150 foot wide Drainage Easement and the southeasterly line of said Commercial Reserve, following the arc of a curve to the left, having a radius of 1235.00 feet and a central angle of 14. 40' 53" (Chord = S
13. 25' 33" W, 315.59 feet) to a 1/2-inch iron rod set for the southeasterly corner of said Commercial Reserve and the herein described 12.5903 acre tract, same being a northeasterly corner of Block 1 of said Colony Grant, Section One;

THENCE North 69. 14' 01" West along the line common to said Commercial Reserve and Block 1, a distance of 548.53 feet to an angle point at a fence corner post;

THENCE North 21. 34' 46" West along the line common to said Commercial Reserve and Block 1, a distance of 165.69 feet to a 1/2-inch iron rod set for an angle point;

THENCE North 70. 05' 58" West along the line common to said Commercial Reserve and Block 1 and its northwesterly projection, a distance of 483.47 feet to a 1/2-inch iron rod set for point of intersection with the southeasterly right-of-way line of Williams Trace Boulevard (120 feet wide) as recorded in Volume 20, Page 11 of the Plat Records of Fort Bend County, same being the northwesterly line of said Commercial Reserve and being the most northerly corner of a 0.3703 acre tract described in Volume 2091, Page 161 of the Official Records of Fort Bend County;

THENCE in a northeasterly direction, a distance of 213.81 feet along the southeasterly right-of-way line of said Williams Trace Boulevard and the northwesterly line of said

Commercial Reserve, following the arc of a curve to the right, having a radius of 1940.00 feet and a central angle of 06. 18' 53" (Chord = N 17. 36' 33" E,
213.70 feet) to a point of tangency, which falls on top of a manhole lid;

THENCE North 20. 45' 59" East along the southeasterly right-of-way line of said Williams Trace Boulevard and the northwesterly line of said Commercial Reserve, at 44.47 feet pass a 1/2-inch iron rod set for the westerly corner of a 0.6026 acre lease tract described in Volume 1126, Page 376 of the Deed Records of Fort Bend County, in all a total distance of 181.47 feet to a 1/2-inch iron rod set for the most westerly return at the intersection with the southwesterly right-of-way line of said State Highway No. 6, being the most southerly corner of that certain 309.9 square foot parcel described in Volume 2223, Page 939 of the Official Records of Fort Bend County, from which a brass disc found in concrete bears 1.35', N 40. W;

THENCE in a northerly and easterly direction, a distance of 59.69 feet along the southwesterly right-of-way line of State Highway No. 6, following the arc of a curve to the right, having a radius of 38.00 feet and a central angle of 90. 00' 00" (Chord = N 65. 45' 59" E, 53.74 feet) to a 1/2-inch iron rod set for the most northerly return, from which a found brass disc in concrete bears 1.13', N
51. W;

THENCE South 69. 14' 01" East along the northeasterly line of said 14.321 acre Commercial Reserve and the southwesterly right-of-way line of said State Highway No. 6, at 112.00 feet pass the northeast corner of said 0.6026 acre tract, same being a corner common to that certain 11.3520 acre tract conveyed to Weingarten Realty Investors in Volume 2561, Page 685 of the Official Records of Fort Bend County, from which a found 1/2-inch iron rod bears southwest 0.14', at 254.00 feet pass a 1/2-inch iron rod set for the northerly corner of a 0.6428 acre tract described in Volume 1155, Page 893 of the Official Records of Fort Bend County, same being an easterly corner of said 11.3520 acre tract, at 414.00 feet pass the easterly corner of said 0.6428 acre tract, from which a found 5/8-inch iron rod bears southwest 0.30', in all a total distance of 1077.00 feet to the POINT OF BEGINNING and containing 12.5903 acres of land.

Tract 2:

Being a tract or parcel of land containing 12.0817 acres (526,280 square feet) and being situated in the Elijah Alcorn League, Abstract No. 1, and the William Stafford League, Abstract No. 89, Fort Bend County, Texas, being all of that certain 11.4138 acre Commercial Reserve "C" in Target/Williams Trace Two recorded in Slide 759/A of the Plat Records of Fort Bend County, Texas, save and except that certain 0.0136 acre tract described in Fort Bend County Clerk's File No.8822709, being all of that certain 0.0011 acre tract out of Commercial Reserve "B" in said Target/Williams Trace Two, described in Fort Bend County Clerk's File No. 8822515, and being a 0.6804 acre portion of that certain 0.7467 acre tract described in Volume 1126, Page 377 of the Deed Records of Fort Bend County, being the remainder of that certain 21.065 acre Commercial Reserve "C", Settlers Park Section III as recorded in Volume 27, Page 13 of the Plat Records of Fort Bend County; said 12.0817 acre tract being more particularly described by metes and bounds as follows (with all bearings referenced to the Texas Coordinate System, South Central Zone):

BEGINNING at a 1/2-inch iron rod set for the most westerly return at the intersection of the northeasterly right-of-way line of Flintwood Drive (50 feet wide) as recorded in Volume 27, Page 13 of the Plat Records of Fort Bend County, with the northwesterly right-of-way line of Settlers Way Boulevard (100 feet wide) as recorded in Volume 20, Page 12 of the Plat Records of Fort Bend County and modified in Volume 2223, Page 944 of the Official Records of Fort Bend County, same being the most westerly south corner of said Commercial Reserve "C" and the herein described 12.0817 acre tract;

THENCE North 69. 14' 01" West along the northeasterly right-of-way line of said Flintwood Drive and the southwesterly line of said Commercial Reserve "C", a distance of 762.40 feet to a 5/8-inch iron rod found for a point of curvature;

THENCE in a westerly direction, a distance of 52.36 feet along the northeasterly right-of-way line of said Flintwood Drive and the southwesterly line of said Commercial Reserve "C", following the arc of a curve to the left, having a radius of 50.00 feet and a central angle of 60. 00' 00" (Chord = S80. 45' 59" W,
50.00 feet) to a 5/8-inch iron rod found for a corner common to said Commercial Reserves "C" and "B";

THENCE North 69. 14' 01" West along the line common to said Commercial Reserves "B" and "C", a distance of 103.29 feet to an "X" cut found in concrete for the most westerly corner of said Commercial Reserve "C" and the herein described
12.0817 acre tract;

THENCE North 20. 45' 59" East along the line common to said Commercial Reserves "B" and "C", a distance of 65.00 feet to a 5/8-inch rod found for an interior corner;

THENCE North 69. 14' 01" West along the line common to said Commercial Reserves "B" and "C", a distance of 10.00 feet to a 5/8-inch rod found for corner;

THENCE North 20. 45' 59" East along the line common to said Commercial Reserves "B" and "C", at 149.67 feet pass the most westerly corner of said 0.0011 acre tract and a corner common to said Reserves "B" and "C", at 159.67 feet pass the most northerly corner of said 0.0011 acre tract in the line common to said Reserves "B" and "C", in all a total distance of 173.00 feet to the most southerly corner of said 0.0136 acre tract;

THENCE along the southeasterly side of said 0.0136 acre tract, the following five courses and distances:

  South 69. 14' 01" East, a distance of 5.00 feet to an "X" cut in concrete for corner;

  North 20. 45' 59" East, a distance of 10.00 feet to an "X" cut in concrete for corner;

  North 69. 14' 01" West, a distance of 7.99 feet to an "X" cut in concrete for corner;

  North 20. 45' 59" East, a distance of 25.00 feet to an "X" cut in concrete for corner;

  North 69. 14' 01" West, a distance of 18.00 feet to an "X" cut in concrete for the most northerly corner of said 0.0136 acre tract in the line common to said Commercial Reserves "B" and "C";

THENCE North 20. 45' 59" East along the line common to said Commercial Reserves "B" and "C", a distance of 273.67 feet to an "X" cut in concrete for corner;

THENCE South 69. 14' 01" East along the line common to said Commercial Reserves "B" and "C", a distance of 18.00 feet to an "X" cut in concrete for corner;

THENCE North 20. 45' 59" East along the line common to said Commercial Reserves "B" and "C", a distance of 53.33 feet to an "X" cut on a concrete curb for the most northerly corner of said Commercial Reserve "C" and the herein described
12.0817 acre tract, being in the southwesterly right-of-way line of State Highway No. 6 (130 feet wide) as widened in Volume 1904, Page 1630 of the Deed Records of Fort Bend County, Texas;

THENCE South 69. 14' 01" East along the northeasterly line of said Commercial Reserve "C" and the southwesterly right-of-way line of said State Highway No. 6, at 707.06 feet pass a 1/2-inch iron rod set for the most northerly corner of said 0.7467 acre tract, in all a total distance of 844.06 feet to a 1/2-inch iron rod set for the most northerly return at the intersection with the westerly right-of-way line of said Settlers Way Boulevard (100 feet wide) and being the westerly corner of that certain 309.8 square foot parcel described in said Volume 2223, Page 944 of the Official Records of Fort Bend County, from which a brass disc found in concrete bears 2.92', S87.E;

THENCE in an easterly and southerly direction, a distance of 59.64 feet along the southwesterly right-of-way line of State Highway No. 6, following the arc of a tangent curve to the right, having a radius of 38.00 feet and a central angle of 89. 55' 04"

(Chord = S24. 16' 29" E, 53.70 feet) to a 1/2-inch iron rod set for the most easterly return and a point of reverse curvature in the westerly right-of-way line of said Settlers Way Boulevard, from which a brass disc found in concrete bears 4.77', N57. E;

THENCE in a southerly direction, at 132.15 feet along the westerly right-of-way line of said Settlers Way Boulevard, following the arc of a curve to the left, having a radius of 2050.00 feet and a central angle of 03. 41' 37" (chord = S18. 50' 14" W, 132.13 feet) pass a 5/8-inch iron rod found for the southeast corner of said 0.7467 acre tract, same being the most easterly northeast corner of said Target/Williams Trace Two, in all a total arc distance of 511.22 feet, having a radius of 2050.00 feet and a central angle of 14. 17' 18" (Chord = S13. 32' 23" W, 509.90 feet) to a 1/2-inch iron rod set for the most northerly return at the intersection of the northwesterly right-of-way line of said Settlers Way Boulevard with the northeasterly right-of-way line of said Flintwood Drive;

THENCE in a westerly direction, a distance of 45.54 feet along said return at the intersection of the northwesterly right-of-way line of said Settlers Way Boulevard with the northeasterly right-of-way line of said Flintwood Drive, following the arc of a curve to the right, having a radius of 25.00 feet and a central angle of 104. 22' 14" (Chord = S58. 34' 52" W, 39.50 feet) to the POINT OF BEGINNING and containing 12.0817 acres of land.

                                                                    Attachment B
                                                               To Deed of Trust,
                                                            Assignment of Rents,
                                                          Security Agreement and
                                                             Financing Statement

                             Description of Leases

EL DORADO CENTER

1. Lease Contract dated March 8, 1984 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty Investors, and Hill's Discount Liquors, Inc., assigned to Frank N. Samperi effective September 1, 1985, further assigned to Abeson Kureekottil, K. T. Zacharia, Toby C. Thomas and South Texas Liquor, Inc., effective August 1, 1989, further assigned to Lahoti Enterprises, Inc. effective September 16, 1991, further assigned to Vijay Bahl and Sudesh Narang effective February 24, 1994, d/b/a Value Discount Liquor.

2. Lease Contract dated November 30, 1983 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty
   Investors, and 3 Beall Brothers 3, Inc., and subleased to Palais Royal, Inc. effective July 17, 1991.

3. Lease Contract dated June 25, 1992 between Weingarten Realty Investors and Cookie Bouquet of Clear Lake, Inc., d/b/a Cookie Bouquet.

4. Lease Contract dated February 10, 1984 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty
   Investors, and Eckerd Drugs of Texas, Inc., d/b/a Eckerd's.

5. Lease Contract dated January 26, 1990 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty
   Investors, and Sarah Gillette, d/b/a RE/MAX.

6. Lease Contract dated March 7, 1984 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty
   Investors, and Hair Innovations, Inc., d/b/a Hair Innovations.

7. Lease Contract dated October 3, 1990 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty
   Investors, and House of Coffee Beans, Inc., d/b/a House of Coffee Beans.

8. Lease Contract dated October 30, 1987 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty
   Investors, and Mohamad J. Javadi, d/b/a Air Sea Travel & Tours.

9. Lease Contract dated November 26, 1990 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty Investors, and Edwin Kieke, D.C.

10. Lease Contract dated February 26, 1990 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty Investors, and Little Caesar Enterprises, Inc., d/b/a Little Caesars.

11. Lease Contract dated August 5, 1985 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty Investors, and Francis Andrew Gaffney and Sheila Gaffney, assigned to Stephen M. Manor and Kimberlee A. Manor, effective September 1, 1991, with Jodine M. Roe added as an additional tenant under the lease effective June 1, 1993, d/b/a The Flower Market.

12. Lease Contract dated May 15, 1985 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty Investors, and Bruce W. McCorkle, d/b/a Farmer's Insurance.

13. Lease Contract dated June 22, 1989 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty Investors, and McDonald's Corporation, d/b/a McDonald's.

14. Lease Contract dated May 10, 1993 between Weingarten Realty Investors and Meadows Frame & Floral, Inc., d/b/a Meadows Framing.

15. Lease Contract dated June 21, 1984 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty Investors, and Frank Morello, d/b/a Fox Den Fashions.

16. Lease Contract dated September 27, 1989 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty Investors, and Syed Abood Ali, assigned to Nasa One Hour Photo, Inc., effective October 1, 1991, d/b/a Nasa 1 Hour Photo Lab.

17. Lease Contract dated July 24, 1984 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty Investors, and The Original Honey Baked Ham Co., Inc., d/b/a Honey Baked.

18. Lease Contract dated March 29, 1984 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty Investors, and Dahyu Patel and Saroj Patel, d/b/a Gift Creations.

19. Lease Contract dated June 24, 1983 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty Investors, and Randall's Food Markets, Inc., with the current tenant being Randall's Food & Drugs, Inc., a Delaware corporation, successor by merger, effective December 28, 1992, d/b/a Randall's.

20. Lease Contract dated March 21, 1985 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty Investors, and Subway Sandwich Shops, Inc., d/b/a Subway Sandwiches.

21. Lease Contract dated February 13, 1985 between Randall's Center/El Dorado Venture, with the current Landlord being Weingarten Realty Investors, and Valliani Interests, Inc., d/b/a Tip Top Cleaners.

NORTHWAY CENTER

1. Lease Contract dated July 31, 1990 between Weingarten Realty Investors and Advantage Travel, Inc., d/b/a Advantage Travel.

2. Lease Contract dated July 23, 1993 between Weingarten Realty Investors and A.I.S. of Texas, Inc.

3. Lease Contract dated June 2, 1975 between AGCORP, INC., with the current Landlord being Weingarten Realty Investors, and Transcontinental Theaters, Texas, Inc., with the current tenant being American Multi-Cinema, Inc., successor by merger to Transcontinental Theaters, Texas, Inc., on January 15, 1979, d/b/a Festival Six Theatres.

4. Lease Contract dated July 23, 1990 between Weingarten Realty Investors and Brown Group Retail, Inc., d/b/a Famous Footwear.

5. Lease Contract dated August 13, 1993 between Weingarten Realty Investors and Linda Bruce and Russell Bruce, d/b/a Country and More.

6. Lease Contract dated April 22, 1985 between Deauville Plaza Partners, with the current Landlord being Weingarten Realty Investors, and Baldemar G. Cabrera and El Charro Cabrera, Inc., d/b/a El Charo Mexican Restaurant.

7. Lease Contract dated March 7, 1990 between Weingarten Realty Investors and Cloth World of Texas, Inc., d/b/a Cloth World

8. Lease Contract dated March 19, 1992 between Weingarten Realty Investors and Sobey Signs, Inc., assigned to Dodd Signs, Inc., effective March, 1, 1994, d/b/a Fastsigns.

9. Lease Contract dated August 10, 1988 between Weingarten Realty Investors and Eastern Onion of Houston, Inc., d/b/a The Party Zone.

10. Lease Contract dated August 12, 1987 between Weingarten Realty, Inc., with the current Landlord being Weingarten Realty Investors, and Ann Garcia and Mary Matta, d/b/a Scissor Sizers.

11. Lease Contract dated September 28, 1993 between Weingarten Realty Investors and Margaret H. Entis, assigned to Trung Quang Pham and Ana Kim Pham, effective December 1, 1993, further assigned to Kim Huu Le effective May 1, 1994, further assigned to Thanh Thi Hoang effective July 1, 1994, d/b/a Elegant Nails.

12. Lease Contract dated August 11, 1989 between Weingarten Realty Investors and G.K. Foteh and Jamil Musa, assigned to Hussain S. Hussain, Marwan K. Foteh and Yousef Dabis, effective May 15, 1990, d/b/a Eats Mesquite Grill.

13. Lease Contract dated August 4, 1977 between Weingarten Realty, Inc., with the current Landlord being Weingarten Realty Investors, and Jojo's Restaurants, Inc., d/b/a Jojo's.

14. Lease Contract dated February 23, 1988 between Weingarten Realty, Inc., with the current Landlord being Weingarten Realty Investors, and Gim & Liz, Inc., assigned to King Bo Restaurant IV, Inc., effective October 17, 1991, d/b/a King Bo Restaurant.

15. Lease Contract dated November 13, 1992 between Weingarten Realty Investors and Kwik Kopy Corporation, d/b/a Copy Club, Kwik Kopy Printing, and/or Inkwell.

16.  Lease Contract dated March 26, 1990 between Weingarten Realty Investors and
M. J. Antone, Inc., d/b/a Antone's.

17. Lease Contract dated March 31, 1987 between Weingarten Realty, Inc., with the current Landlord being Weingarten Realty Investors, and Mark Dennard Enterprises, Inc., d/b/a Wings N' Curls Restaurant.

18. Lease Contract dated November 11, 1993 between Weingarten Realty Investors and The Mattress Firm, Inc., d/b/a The Mattress Firm.

19. Lease Contract dated August 17, 1989 between Weingarten Realty Investors and Don Motsenbocker, d/b/a Horse and Rider Discount Supply.

20. Lease Contract dated July 22, 1991 between Weingarten Realty Investors and Neisa Enterprises, Inc.

21. Lease Contract dated December 14, 1990 between Weingarten Realty Investors and Xuan Van Nguyen, d/b/a Hiteq Computers.

22. Lease Contract dated June 2, 1987 between Weingarten Realty, Inc., with the current Landlord being Weingarten Realty Investors, and Lewis O'Leary.

23. Lease Contract dated September 27, 1978 between Deauville Plaza Partners, with the current Landlord being Weingarten Realty Investors, and Oshman Sporting Goods Co., Texas, d/b/a Oshman's.

24. Lease Contract dated April 29, 1988 between Weingarten Realty Investors and Douglas Peters, d/b/a Sea Sports Scuba.

25. Lease Contract dated February 15, 1988 between Weingarten Realty, Inc., with the current Landlord being Weingarten Realty Investors, and Prufrock Restaurants, Inc., assigned to Prufrock Texas., L.P. effective April 1, 1992, now known as Texas BEP, L.P. by corporate name change, d/b/a Black-Eyed Pea.

26. Lease Contract dated November 27,1985 between Deauville Plaza Partners, with the current Landlord being Weingarten Realty Investors, and R. M. Shah Enterprises, Inc., subleased to Thomas Adair and Kathy Adair by agreement dated January 14, 1986, d/b/a Fantastic Sams.

27. Lease Contract dated February 17, 1988 between Weingarten Realty, Inc., with the current Landlord being Weingarten Realty Investors, and Randall's Food Markets, Inc., with the current tenant being Randall's Food & Drugs, Inc., successor in interest by merger to Randall's Food Markets, Inc., effective December 28, 1992, d/b/a Randall's.

28. Lease Contract dated February 22, 1994 between Weingarten Realty Investors and Ranks, Inc., d/b/a Ranks.

29. Lease Contract dated September 30, 1989 between Weingarten Realty Investors and Yadolah Kamali and Marina Kamali, assigned to Ajinder Pal Singh, effective January 1, 1991, d/b/a Liquor 7.

30. Lease Contract dated September 28, 1987 between Weingarten Realty, Inc., with the current Landlord being Weingarten Realty Investors, and Souper Salads, Inc., d/b/a Souper Salads.

31. Lease Contract dated July 7, 1989 between Weingarten Realty Investors and TCBY of Texas, Inc., assigned to Hamid Tehrani effective August 20, 1993, d/b/a TCBY.

32. Lease Contract dated July 10, 1980 between Deauville Plaza Partners, with the current Landlord being Weingarten Realty Investors, and United Savings Association of Texas, subleased to Weight Watchers of South Texas, Inc., effective March 18, 1986, d/b/a/a Weight Watchers.

33. Lease Contract dated December 7, 1977 between Deauville Plaza Partners, with the current Landlord being Weingarten Realty Investors, and Brookhollow Weiner's, Inc., with the current tenant being Weiner's Stores, Inc., successor by merger to Brookhollow Weiner's, Inc., effective December 30, 1991, d/b/a Weiner's.

34. Lease Contract dated September 18, 1987 between Weingarten Realty, Inc., with the current Landlord being Weingarten Realty Investors, and William J. Wise Developments, Inc., d/b/a Cornbreads Billiards.

WILLIAMS TRACE CENTER

1. Lease Contract dated July 15, 1992 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Nathan
L. Antley and Reni V. Antley, d/b/a Reni Antley School of Dance #2.

2. Lease Contract dated January 28, 1988 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Baldwin Cleaners, Inc., d/b/a Baldwin Cleaners.

3. Lease Contract dated July 23, 1991 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Baseball Fever, Inc., d/b/a Baseball Fever.

4. Lease Contract dated April 15, 1994 between Weingarten Realty Investors and Baseball Fever, Inc., d/b/a Baseball Fever.

5. Lease Contract dated January 30, 1986 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Bill Douglas' Shoe Box, Inc., d/b/a Bill Douglas' Shoe Box.

6. Lease Contract dated September 27, 1993 between Weingarten Realty Investors and Bold Ventures, Inc., d/b/a Fajitas To Go.

7. Lease Contract dated April 17, 1991 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Brelian, Inc., d/b/a Haircuts Plus or TGF Haircutters.

8. Lease Contract dated March 4, 1992 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Brandon Bridwell and Dr. Jack L. Bridwell, d/b/a Sugarland Cellular.

9.  Lease Contract dated December 7, 1992 between Property Commerce
Management Company, with the current Landlord being Weingarten Realty Investors, and C C Partnership, d/b/a Yummies.

10. Lease Contract dated August 7, 1992 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Victor Chau and Eileen P. Chau, d/b/a Unique Design.

11. Lease Contract dated August 5, 1991 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Ray Chou, d/b/a A-1 Cleaners.

12. Lease Contract dated July 10, 1990 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and The Clothestime, Inc.

13. Lease Contract dated June 2, 1986 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Cloth World of Texas, Inc., d/b/a Cloth World.

14.  Lease Contract dated November 6, 1992 between Property Commerce
Management Company, with the current Landlord being Weingarten Realty Investors, and Colony Hair, Inc., d/b/a Colony Hair.

15. Lease Contract dated February 6, 1987 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Comparetto Huff, Inc., d/b/a Comparetto Spa & Pool.

16. Lease Contract dated July 31, 1992 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Charles D. Crosley, d/b/a General Nutrition Corp.

17. Lease Contract dated August 6, 1991 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Steven
C. Davenport, d/b/a Colony Eye Center.

18. Lease Contract dated February 20, 1989 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Tony Deutsch, d/b/a Colony Liquor.

19.  Lease Contract dated November 30, 1990 between Property Commerce
Management Company, with the current Landlord being Weingarten Realty Investors, and August Gary Farfalla, d/b/a First Colony T.V.

20. Lease Contract dated August 18, 1993 between Baker Land Company, with the current Landlord being Weingarten Realty Investors, and First Heights Bank, f.s.b., d/b/a First Heights Bank.

21. Lease Contract dated June 14, 1990 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Norman
L. Fong and Pei Ying Lee, d/b/a Bouquet Florist.

22. Lease Contract dated August 27, 1991 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Forum Books, Inc., d/b/a Forum Books.

23. Lease Contract dated February 2, 1994 between Weingarten Realty Investors and Great American Insurance Company, d/b/a American Spirit Insurance.

24.  Lease Contract dated December 7, 1992 between Property Commerce
Management Company, with the current Landlord being Weingarten Realty Investors, and Greater Houston, Inc., d/b/a Gary Greene Realtors.

25. Lease Contract dated August 24, 1993 between WIHISR Limited Partnership, with the current Landlord being Weingarten Realty Investors, and Reagan Grizzle, D.D.S., d/b/a Dental Office.

26. Lease Contract dated October 11, 1988 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Jeffrey P. Hauke, d/b/a Vet and Pet Shop.

27. Undated Lease Contract between WIHISR Two, with the current Landlord being Weingarten Realty Investors, and Hometown America Mortgage Company.

28. Lease Contract dated October 7, 1982 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Hub Distributing, Inc., d/b/a Millers Outpost, a portion of the leased premises having been subleased to Petco Animal Supplies, Inc., effective May 6, 1992.

29. Lease Contract dated August 9, 1993 between WIHISR Limited Partnership, with the current Landlord being Weingarten Realty Investors, and J.B. & J.H., Inc., d/b/a Champions Gym.

30. Lease Contract dated April 5, 1991 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Zahid Qureshi and Shahida Qureshi, assigned to Lewand Development Corporation, effective June 4, 1992, d/b/a Mail Box Etc., USA.

31. Lease Contract dated April 6, 1993 WIHISR Two, with the current Landlord being Weingarten Realty Investors, and Wah Sum Lo, an individual, d/b/a Home Laser Entertainment.

32. Lease Contract dated August 5, 1983 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Los Tios, Inc., d/b/a Los Tios Mexican Restaurant.

33. Lease Contract dated October 5, 1988 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Loujon's of Texas, Inc., d/b/a Loujon's Gifts.

34. Lease Contract dated June 28, 1994 between Weingarten Realty Investors and Loujon's of Texas, Inc., d/b/a Loujon's Gifts.

35. Lease Contract dated November 28, 1984 between WIHISR II, with the current Landlord being Weingarten Realty Investors, and Luby's Cafeteria's, Inc., d/b/a Luby's.

36. Lease Contract dated August 24, 1993 between WIHISR Limited Partnership, with the current Landlord being Weingarten Realty Investors, and Belinda Dillard Mack and Debra Kubala, d/b/a Settings.

37. Lease Contract dated August 17,1990 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Patricia McMullin and Nancy Coates, d/b/a Drapery Land.

38. Lease Contract dated August 18, 1987 between WIHISR Limited Partnership, with the current Landlord being Weingarten Realty Investors, and Michael Stores, Inc., d/b/a Michael's.

39.  Lease Contract dated November 4, 1992 between Property Commerce
Management Company, with the current Landlord being Weingarten Realty Investors, and Stuart M. Miller and John Moore, d/b/a Colony Vacuum & Sewing Center.

40. Lease Contract dated September 28, 1993 between Weingarten Realty Investors and Mita P. Mirani.

41. Lease Contract dated November 4, 1993 between Weingarten Realty Investors and Denise L. Nachefski, d/b/a Etc.

42. Lease Contract dated July 26,1989 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Thai Phuong Lan, assigned to Giao T. Nguyen, effective September 15, 1993, d/b/a Nails Impression.

43. Lease Contract dated April 1, 1985 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and 3 Beall Brothers 3, Inc., assigned to Palais Royal, Inc., d/b/a Palais Royal.

44. Lease Contract dated September 16, 1985 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Paper Pizazz, Inc., d/b/a Card & Gift Shop.

45. Lease Contract dated November 12, 1990 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and David
D. Phillips, d/b/a David Phillips Insurance.

46. Lease Contract dated February 16, 1990 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Inventors, and Pizza Hut of America, Inc., d/b/a Pizza Hut.

47. Lease Contract dated December 16, 1981 between WIHISR One, with the current Landlord being Weingarten Realty Investors, and Randalls Food Markets, Inc., with the current tenant being Randalls Food & Drugs, Inc., successor by merger to Randalls Food Markets, Inc., d/b/a Randall's.

48. Lease Contract dated April 26, 1989 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and R.M. Shah Enterprises, Inc., d/b/a Fantastic Sam's.

49. Lease Contract dated June 3, 1994 between Weingarten Realty Investors and Carol S. Robertson, d/b/a Baskin Robbins.

50. Lease Contract dated August 20, 1993 between WIHISR Limited Partnership, with the current Landlord being Weingarten Realty Investors, and R.P. and A.D. Enterprises, Inc., d/b/a Pennison's Sports Pub.

51. Lease Contract dated October 8, 1986 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Sally Beauty Company, Inc., a Delaware corporation, d/b/a Sally Beauty Supply.

52. Lease Contract dated May 6, 1994 between Weingarten Realty Investors and Nancy Schoen, d/b/a Antiques & Stuff.

53. Lease Contract dated July 14, 1987 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Paul Shah and Bhavna Shah, d/b/a Sugar Video.

54. Lease Contract dated January 25, 1983 between Baker Land Company, with the current Landlord being Weingarten Realty Investors, and Shell Oil Company.

55. Lease Contract dated February 18, 1983 between Baker Land Properties Incorporated, with the current Landlord being Weingarten Realty Investors, and Mobil Oil Corp., assigned to Shell Oil Company.

56. Lease Contract dated February 11, 1994 between Weingarten Realty Investors and Sherman, Clay & Co., d/b/a Lessons Plus.

57. Lease Contract dated August 10, 1988 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Ann G. Smith and Ora E. Smith, d/b/a Country Touch.

58. Lease Contract dated June 28, 1993 between WIHISR Limited Partnership, with the current Landlord being Weingarten Realty Investors, and Sporting Goods 4 All, Inc., d/b/a Play It Again Sports.

59. Lease Contract dated January 28, 1988 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Sugarland Let's Travel, Inc., d/b/a Let's Travel.

60. Lease Contract dated April 17, 1989 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Greater Investment Corporation, assigned to Texas Postal Center, Inc., effective April 2, 1992, d/b/a First Colony Postal Center.

61. Lease Contract dated July 17, 1989 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Guang-Yue Tho, d/b/a Suntan 1-Hour Foto.

62. Lease Contract dated August 23, 1990 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Phuong Ngoc Tran, d/b/a Beau Ideals.

63. Lease Contract dated October 4, 1990 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Gregory Van Norton.

64. Lease Contract dated September 14, 1982 between WIHISR One, with the current Landlord being Weingarten Realty Investors, and Walgreen Texas Co., with the current tenant being Walgreen Co., successor by merger to Walgreen Texas Co., d/b/a Walgreens.

65. Lease Contract dated May 10, 1988 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Barbara Walpole and Vance Walpole, d/b/a Barber Shop.

66. Lease Contract dated October 27, 1988 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Jennifer Wang, D.D.S., and Raymond Chui, D.D.S., d/b/a Dental Office.

67. Lease Contract dated June 21, 1990 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and James
F. Wedemeier, d/b/a Elegant Jewelers.

68.  Lease Contract dated December 7, 1992 between Property Commerce
Management Company, with the current Landlord being Weingarten Realty Investors, and Weight Loss Enterprises, Inc., d/b/a Quick Weight Loss Centers.

69. Lease Contract dated August 6, 1991 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Gerald
D. Whaley, d/b/a Sandy's Hallmark.

70. Lease Contract dated April 30, 1993 between WIHISR Two, with the current Landlord being Weingarten Realty Investors, and Ronald P. Wright, assigned to Mary T. Whichard, effective February 1, 1994, d/b/a Farmers Insurance.

71. Lease Contract dated September 20, 1991 between Property Commerce Management Company, with the current Landlord being Weingarten Realty Investors, and Neda Whitehead, d/b/a Sweet Creations.

72. Lease Contract dated September 21, 1993 between Weingarten Realty Investors and Gary L. Wilhide, d/b/a Tanning Salon.

73. Lease Contract dated August 7,1985 between Jayco Management Company, with the current Landlord being Weingarten Realty Investors, and Sai Hung Yu, d/b/a Phoenix Chinese Restaurant.

                                                  Attachment C To Deed of Trust,
                                                            Assignment of Rents,
                                      Security Agreement and Financing Statement

                             Approved Encumbrances

EL DORADO CENTER

1. Restrictive Covenants as set out in Volume 332, Page 139 of the Map Records and those recorded under Clerk's File Nos. G-479542 and H-792475 of the Real Property Records of Harris County, Texas.

2. The easements as reflected by the recorded plat and as reflected by instruments filed under Clerk's File Nos. F-456116 and F-772635 of the Real Property Records of Harris County, Texas, including, without limitation, a 25 foot drainage easement located along the Southwesterly property line.

3. The easements as reflected by instrument recorded under Clerk's File No. J-788637 of the Real Property Records of Harris County, Texas, including without limitation: (i) easements 10 feet wide at four (4) separate locations along the most Southerly and the Southeasterly property lines, together with unobstructed aerial easements 10 feet wide, beginning from a plane 16 feet above the ground and extending upward, located on both sides of and adjoining said 10 foot wide easements granted to Houston Lighting & Power Company for the use and benefit of all public utilities and (ii) an unobstructed aerial easement 11 feet 6 inches wide beginning from a plane 16 feet above the ground and extending upward, located Northerly of and adjoining a 10 foot wide easement located along a portion of the most Southerly property line, granted to Houston Lighting & Power Company. Permission to pave over and across said easements for parking, driveway or walkway purposes as reflected by instrument recorded under Clerk's file No. J-788637 of the Real Property Records of Harris County, Texas.

4. The easements as reflected by instrument recorded under Clerk's File No. K-321159 of the Real Property Records of Harris County, Texas, including, without limitation, a Southwestern Bell Telephone Company easement 5 feet wide located along a portion of the most Southerly property line.

5. The easements as reflected by the plat recorded in Volume 332, Page 139 of the Map Records of Harris County, Texas, including, without limitation, a water line easement 6 feet in width located along the most Northwesterly property line (El Dorado Blvd.).

6. The easements as reflected by the plat recorded in Volume 332, Page 139 of the Map Records of Harris County, Texas, including, without limitation, a sanitary sewer easement 19 feet in width located Southwesterly of and adjoining the aforementioned water line easement.

7. The easements as reflected by the plat recorded in Volume 332, Page 139 of the Map Records of Harris County, Texas, including, without limitation, a water line easement 10 feet in width located along the interior and the Northeasterly (Texas Highway 3) property lines.

8. All the oil, gas and other minerals, the royalties, bonuses, rentals and all other rights in connection with same all of which are expressly excepted herefrom and not insured hereunder, as same are set forth in instrument recorded in Volume 7691, Page 250 of the Deed Records of Harris County, Texas. Surface rights waived by instrument filed under Clerk's File No. G-193680 of the Real Property Records of Harris County, Texas.

9. All oil, gas and other minerals lying in, on, under or that may be produced from the above described property as reserved by Humble Oil and Refining Company in Deed dated September 27, 1971, and filed for record on September 27, 1971 under County Clerk's File No. D-425019, Harris County, Texas; as corrected by Deed dated October 11, 1971, and filed for record on October 11, 1971, under County Clerk's File No. D-435609; the right to use the surface of the above described property for exploration and development of such mineral interests having been waived by instrument dated December 16, 1974, and filed for record under County Clerk's File No. E-327644, Harris County, Texas.

10. Building Set Back Line 10 feet in width located along the interior, Southeasterly and Southwesterly and most Southerly property lines as reflected by the plat recorded in Volume 332, Page 139 of the Map Records of Harris County, Texas and by instrument recorded under Clerk's File No. G-479542 of the Real Property Records of Harris County, Texas.

11. Building Set Back Line 40 feet in width located along the Northwesterly (El Dorado Blvd.) and the Northeasterly (Texas Highway 3) property lines as reflected by the plat recorded in Volume 332, Page 139 of the Map Records of Harris County, Texas and by instrument recorded under Clerk's file No. G-479542 of the Real Property Records of Harris County, Texas.

12. All matters which would be disclosed by a complete and accurate survey of the Subject Property including, without limitation, those matters shown on that certain survey dated May 16, 1986 (revised May 4, 1994), prepared by Hugh W. Clarkson, Registered Professional Land Surveyor No. 4113, and that certain survey dated August 12, 1983, prepared by Rodolfo R. Jasso, Jr., Registered Professional Land Surveyor No. 4017.

13. The terms, conditions and stipulations of the Lease Agreements, amendments and supplements thereto, reflected by instruments recorded under Clerk's File Nos. K-690016, K-698765, M-332159 and N-192966 of the Real Property Records of Harris County, Texas.

14. The terms, conditions, provisions and stipulations of Ordinance #82-1010 of the City of Houston enacted June 22, 1982 pertaining to platting and replatting of real property and the establishment of building set back lines within such boundaries.

15. Subject Property is located in Bayfield Public Utility District, the boundaries of which are set forth and defined by Form and/or Plat recorded under Clerk's File No. H-344356 and being amended under Clerk's File No. K-223642 of the Real Property Records of Harris County, Texas.

16. Rights of tenants in possession under existing Leases.

NORTHWAY CENTER


1. Pipeline right-of-way granted to The Texas Pipe Line Company in instrument recorded in Volume 770, Page 365, Harris County Deed Records; assigned to Texas-New Mexico Pipe Line Company in instrument recorded in Volume 1063, Page 339, Harris County Deed Records; and limited to that certain 30 foot strip described in instrument filed under Clerk's File No. E-890914 of the Real Property Records; and being partially released to a portion as described in instrument recorded under Clerk's File No. J-726839 of the Real Property Records of Harris County, Texas.

2. Easement dated May 14, 1976, filed for record June 30, 1976 under Clerk's File No. E-808280, from Deauville/Arlen Venture VIII to Houston Lighting and Power Company, over a tract of 902,199 square feet of which subject property is a part and as shown on sketch attached thereto.

3. Water main easement dated July 7, 1976, filed August 27, 1976, under Clerk's File No. E-873119, from Deauville Corporation, acting in behalf of Deauville/Arlen Venture III, to the City of Houston, as described therein. Permission to build over city easement granted under Clerk's File No. J-244555 as to the above mentioned 10 foot easement.

4. Sanitary sewer easement dated July 7, 1976, filed October 18, 1976, under Clerk's File No. E-925013, from Deauville Corporation, acting in behalf of Deauville/Arlen Venture VIII to the City of Houston, as described therein.

5. By instrument dated July 27, 1976, f1led October 29, 1976, under Clerk's File No. E-937468, Deauville/Arlen Venture VIII was granted permission to build over City easement by the City of Houston for driveways and parking areas, over water main and sanitary sewer easement, as described therein.

6. The rights of the public, if any, to the use of the 30 foot wide private access road along the most Westerly corner of subject property as recorded under Clerk's File No. F-082857 of the Real Property Records of Harris County, Texas.

7.  The easements as reflected by instrument filed under Clerk's File
No. J-685254 of the Real Property Records of Harris County, Texas, including, without limitation, an easement 5 feet wide along the Westerly and Southwesterly property line, and an unobstructed aerial easement 10 feet wide from a plane 16 feet above the ground upward, located adjacent thereto for the use of public utilities.

8. A11 easements as shown on the recorded plat in Volume 249, Page 83 of the Map Records and corrected in Volume 251, Page 61 of the Map Records of Harris County, Texas.

9. Permission to build over city easements as granted under Clerk's File No. G620978 and under Clerk's File Nos. G-245492, G-422582 and K-775624, all of the Real Property Records of Harris County, Texas.

10. Consent to encroachment of easements granted under Clerk's File N. G-187372 and being more particularly described therein.

11. All the oil, gas and other minerals, the royalties, bonuses, rentals and all other rights in connection with same all of which are expressly excepted herefrom and not insured hereunder, as same are set forth in instrument recorded in Volume 2196, Page 90 of the Deed Records of Harris County, Texas. Surface rights waived therein.

12. All building set back lines as shown on the recorded plat in Volume 249, Page 83 and corrected in Volume 251, Page 61 of the Map Records of Harris County, Texas.

13. The terms, conditions and stipulations of Lease Agreements, amendments and supplements thereto, as evidenced by instrument filed under Clerk's File Nos. F-417094, G-044053, H-025590 and K-650809 and J-041605 all of the Real Property
Records of Harris County, Texas.

14. The terms, conditions and stipulations as set forth in Subordination, Non-Disturbance and Attornment Agreement f1led for record in the office of the County Clerk of Harris County, Texas on December 4, 1986, under Clerk's File No. K-863947 of the Real Property Records, affecting that certain Lease dated December 7, 1977, recorded in the Official Public Records of Real Property of Harris County, Texas, under Clerk's File No. F-417094.

15. All matters which would be disclosed by a complete and accurate survey of the Subject Property including, without limitation, those matters shown on that certain survey dated September 22, 1986 (updated June 1, 1994, revised certification July 19,1994), prepared by George Collison, Registered Professional Land Surveyor No. 4461.

16. Restrictive Covenants as set out in Volume 251, Page 61 of the Map Records of Harris County, Texas, and any restrictions established by the plat.

17.  The easements as reflected by instrument filed under Clerk's File
No. E-925013 of the Real Property Records of Harris County, Texas, including, without limitation, a sanitary sewer easement 15 feet wide along the Northeasterly property line.

18. Permission to build over city easement as granted under Clerk's File No. G245492 of the Real Property Records of Harris County, Texas.

19. Building Set Back Line 10 feet in width along the Northeasterly property lien and also a 10 foot building set back line located Westerly of and adjacent to Deauville Plaza, as shown the recorded plat.

20. Rights of tenants in possession under existing Leases.

WILLLAMS TRACE CENTER

1. Restrictive Covenants as set forth in Volume 27, Page 12 of the Map/Plat Records and in Slide No. 759/A of the Map/Plat Records, The Master First Colony Restrictions in Volume 1059, Page 152, amended in Volume 1077, Page 448, both of the Deed Records of Fort Bend County, Texas, and Volume 1389, Page 112, Volume 1672, Page 769, Volume 1872, Page 1684, corrected in Volume 1899, Page 231, Volume 2328, Page 1733, Volume 2426, Page 1449 and rerecorded in Volume 2433, Page 2395, and amended in Volume 2561, Page 597, all in the Off1cial Records of Fort Bend County, Texas, amended in that certain Supplemental Amendment and Declaration recorded under Clerk's File No. 9355327 and in that certain Third Amendment to Declaration recorded under Clerk's File No. 9355330 in the Official Records of Fort Bend County, Texas.

2. The easements as set forth in the plat recorded in Volume 27, Page 12 of the Plat Records of Fort Bend County, Texas, including, without limitation, a sanitary sewer easement 5 feet wide along the most Westerly property line (Williams Trace).

3. The easements as set forth in the plat recorded in Volume 27, Page 12 of the Plat Records of Fort Bend County, Texas, including, without limitation, a utility easement 16 feet wide along the Easterly property line and adjacent to and adjoining the Fort Bend County Levee Improvement District tract.

4. The easements as reflected by instrument recorded in Volume 894, Page 627 of the Deed Records of Fort Bend County, Texas, including, without limitation, an unobstructed easement 16 feet wide, the location of which is shown by a cross hatched area on Sketch No. 79-537, and an unobstructed aerial easement 5 feet 6 inches wide located Westerly of and adjoining the above described 16 feet wide easement.

5. The easements as recorded in Volume 27, Page 12 of the Map Records of Fort Bend County, Texas, including, without limitation, an 8 foot wide dedicated utility easement being the Northerly and Northeasterly one-half of a 16 foot utility easement centered on the Southerly boundary line of the 14.321 acre Commercial Reserve of Colony Grant, Section One.

6. The easements as granted to Houston Lighting & Power Company by instrument recorded in Volume 1082, Page 110 of the Deed Records of Fort Bend County, Texas, including, without limitation, an unobstructed aerial easement 7 feet wide located Northerly, Northeasterly and adjacent to the above referenced 8 foot wide utility easement.

7. The easements as set out in Volume 1086, Page 558 of the Deed Records of Fort Bend County, Texas, including, without limitation, an easement 10 feet wide located on a portion of the most Westerly South property line, together with an unobstructed aerial easement 10 feet wide from a plane 15 feet above the ground, located adjacent thereto (see sketch no. W-82-4348), granted to Houston Lighting & Power Company.

8. A water line easement located along the Northerly (State Highway 6), Easterly and Southerly perimeters of the subject property, granted to Fort Bend County Municipal Utility District No. 12, by instrument recorded in Volume 1129, Page 18 of the Official Records of Fort Bend County, Texas.

9. The easements as reflected by that certain instrument recorded in Volume 1129, Page 25 of the Official Records of Fort Bend County, Texas, including, without limitation, a sanitary sewer easement 10 feet wide traversing a Northwesterly portion of the subject property, granted to Fort Bend County Municipal Utility District No. 12.

10. A cable television easement for a nonexclusive right-of-way in favor of Ares, Inc. across all dedicated utility easements shown in the recorded subdivision plats (which were recorded in Volume 27, Page 12 and Volume 27, Page 13 of the Plat Records of Fort Bend County), by instrument recorded in Volume 990, Page 292 of the Deed Records of Fort Bend County, Texas and assigned to Prime Cable of Ft. Bend L.P. (a Delaware limited partnership) by Easement Deed dated October 28, 1986, recorded in Volume 1903, Page 1722 of the Official Records of Fort Bend County, Texas.

11. The easements as reflected by that certain instrument recorded in Volume 729, Page 121 of the Deed Records of Fort Bend County, Texas, including, without limitation, a utility easement 10 feet wide along the most Easterly property line (Settlers Way Blvd.) granted to the County of Fort Bend.

12. The easements as reflected by the plat recorded in Volume 27, Page 13 of the Plat Records of Fort Bend County, Texas, including, without limitation, a storm sewer easement 20 feet wide along the Westerly portion of the South property line (Flintwood Drive).

13. The easements as reflected by the plats recorded in Slide No. 759/A and Volume 27, Page 13 of the Plat Records of Fort Bend County, Texas, including, without limitation, a sanitary sewer easement 10 feet wide and 10 feet in length located along a portion of the Southwesterly property line (Flintwood Drive).

14. The easements as reflected by the plat records recorded in Slide No. 759/A of the Plat Records of Fort Bend County, Texas, including, without limitation, two flushing valve easements 7 feet wide and 10 feet in length located at 2 locations on the Southwesterly property line (Flintwood Drive).

15. The easements as reflected by the plat recorded in Slide No. 759/A of the Plat Records of Fort Bend County, Texas, including, without limitation, a storm sewer easement 20 feet wide traversing a Northerly portion of the subject property.

16.  The easements as set out in Volume 1707, Page 435 (F.B.C.C. File
No. 8523709) of the Official Records of Fort Bend County, Texas, including, without limitation, two 10-feet wide easements, both located along the Southwesterly property line, as shown on Sketch No. W-85-102, together with unobstructed aerial easements 10-feet wide, from a plane 16-feet above the ground level and upward, located on both sides of and adjoining said 10-feet wide easements granted to Houston Lighting & Power Company; said easements partially released by that certain Release of Easement dated December 13, 1993, recorded in Volume 2624, Page 2327 of the Official Public Records of Fort Bend County, Texas.

17.  The easements as set out in Volume 1880, Page 1915 (F.B.C.C. File
No. 8646459) of the Official Records of Fort Bend County, Texas, including, without limitation, an easement 10 feet wide located along a Westerly portion of the Southwest property line (Flintwood Drive), as shown on Sketch No. W-86-163, together with an unobstructed aerial easement 10 feet wide, beginning at a plane 16 feet above the ground and extending upward, located on both sides and adjoining said 10 feet wide easement, granted to Houston Lighting & Power Company.

18. Reciprocal Easement Agreement and all terms, conditions and provisions contained therein, as set out by instrument recorded in Volume 2092, Page 2019 of the Official Records of Fort Bend County, Texas.

19. A 1/32nd non-participating royalty interest in and to all oil, gas and other minerals on, in, under or that may be produced from the subject property is excepted herefrom as the same is set forth in instrument recorded in Volume 236, Page 9 of the Deed Records of Fort Bend County, Texas.

20. A 50% non-participating royalty interest in and to all oil, gas and other minerals on, in, under or that may be produced from the subject property is excepted herefrom as the same is set forth in instrument recorded in Volume 607, Page 101 of the Deed Records of Fort Bend County, Texas.

21. All the oil, gas and other minerals, the royalties, bonuses, rentals and all other rights in connection with the same all of which are expressly excepted herefrom and not insured hereunder, as same are set forth in instrument recorded in

Volume 1561, Page 380 of the Deed Records of Fort Bend County, Texas. Surface rights waived therein. The transportation lien described there has been waived.

22. General, Special, Neighborhood and Tract Assessments payable to First Colony Community Service Association, Inc., being a continuing lien upon the subject property, as reserved under Volume 1059, Page 152 of the Deed Records, Fort Bend County, Texas.

23. Building Set Back Line, 35 feet in width, along the Northerly property line (State Highway 6), as reflected by the plats recorded in Volume 27, Page 12, Volume 27, Page 13 and Slide No. 759/A of the Plat Records of Fort Bend County, Texas.

24. Building Set Back Line, 35 feet in width, along the most Easterly property line (Settlers Way Boulevard), as reflected by the plats recorded in Volume 27, Page 13 and Slide No. 759/A of the Plat Records of Fort Bend County, Texas.

25. Building Set Back Line, 35 feet in width, along the Westerly property line (Williams Trace Boulevard), as reflected by the plat recorded in Volume 27, Page 12 of the Plat Records of Fort Bend County, Texas.

26. Building Set Back Line, 25 feet in width, along the Southwesterly property line (Flintrock Drive), as reflected by the plats recorded in Volume 27, Page 13 and Slide No. 759/A of the Plat Records of Fort Bend County, Texas.

27. The terms, conditions and stipulations of the lease agreements referred to in the following instruments:

a. Memorandum of Lease dated September 14, 1982, executed by and between Wihisr One, Lessor, and Walgreen Texas Co., Lessee, recorded in Volume 1084, Page 332 of the Deed Records of Fort Bend County, Texas, and the Assignment of Lease dated July 27, 1984, to be effective August 28, 1984 from Walgreen Texas Co. to Walgreen Co., recorded in Volume 1519, Page 367 of the Official Records of Fort Bend County, Texas.

b. Memorandum of Lease executed by and between Wihsr One, Lessor, and Randall's Food Markets, Inc., Lessee, recorded in Volume 1916, Page 1578 of the Official Records of Fort Bend County, Texas.

c. Memorandum of Lease dated July 10, 1990, executed by and between Property Commerce, Lessor, and The Clothestime, Inc., Lessee recorded in Volume 2253, Page 210 of the Official Records of Fort Bend County, Texas.

d. Memorandum of Lease dated November 28,1984 executed by and between WIHISR II, a Texas joint venture, Lessor, and Luby's Cafeterias, Inc., a

Texas corporation, Lessee, recorded in Volume 1573, Page 809 of the Official Records of Fort Bend County, Texas.

28. Terms, conditions and stipulations (including but not limited to, the easement) as set forth in the Declaration between Dayton-Hudson Corporation, d/b/a Target Stores, and WIHISR, II by instruments recorded in Volume 1448, Page 441, Volume 1920, Page 260 and Volume 2092, Page 2097 of the Official Records of Fort Bend County, Texas.

29. Terms, conditions and stipulations set forth in that certain Temporary Drainage and Access Easement Agreement dated August 24, 1993, by and between WIHISR Limited Partnership, a Texas limited partnership, and George H. Woodley, Jr., d/b/a First Colony Veterinary Clinic and First Colony Kennels, filed for record August 25, 1993, under Clerk's File No. 9355325 in the Official Records of Fort Bend County, Texas.

30. Terms, conditions and stipulations set forth in that certain Landscape Easement, between WIHISR Limited Partnership and First Colony Community Services Association, Inc., filed for record August 25, 1993, under Clerk's File No. 9355326 in the Official Records of Fort Bend County, Texas.

31. Terms, conditions and stipulations set forth in that certain Access Storm Sewer and Water Line Easement and Agreement dated August 24, 1993, by and between WIHISR Limited Partnership, a Texas limited partnership, and Baker Land Company, a Texas corporation, filed for record August 25, 1993, under Clerk's File No. 9355328 in the Official Records of Fort Bend County, Texas.

32. Terms conditions and stipulations set forth in that certain Access Storm Sewer and Water Line Easement and Agreement dated August 24, 1993, by and between WIHISR Limited Partnership, a Texas limited partnership and Baker Land Company a Texas corporation, filed for record August 25, 1993, under Clerk's File no. 9355329 in the Official Records of Fort Bend County, Texas.

33. All matters which would be disclosed by a complete and accurate survey of the Subject Property including, without limitation, those matters shown on that certain survey dated March 9, 1993 (revised May 20, 1994), prepared by R. S. McClendon, Registered Professional Land Surveyor No. 4079 and that certain survey dated March 4, 1993 (revised May 20, 1994), prepared by R. S. McClendon, Registered Professional Land Surveyor No. 4079.

34. Restrictions recorded in Volume 1874, Page 0014 and amended in Volume 2109, Page 2304, both of the Official Records of Fort Bend County, Texas.

35. All the oil, gas and other minerals, the royalties, bonuses, rentals and all other rights in connection with same all of which are expressly excepted herefrom and not insured hereunder, as same are set forth in instrument recorded under Clerk's File No. 9373969 of the Official Public Records of Fort Bend County, Texas.

36. Waiver of surface rights as set forth by instrument recorded in Volume 2561, Page 706 of the Official Records of Fort Bend County, Texas.

37. Building Set Back Line of 35-feet in width located along the Northerly property lines, (State Highway 6) as set out on plat of Colony Grant Section One, recorded in Volume 27, Page 12 of the Plat Records of Fort Bend County, Texas, and as set out on the plat of Settlers Park, Section 3, recorded in Volume 27, Page 13 of the Plat Records of Fort Bend County, Texas.

38. Building Set Back Line of 35-feet in width along the Westerly property line (Williams Tract Boulevard) as set out on plat of Colony Grant Section One, recorded in Volume 27, Page 12 of the Plat Records of Fort Bend County, Texas and along the Easterly property line (Settlers Way Boulevard) as set out on plat of Settlers Park, Section 3, recorded in Volume 27, Page 13 of the Plat Records of Fort Bend County, Texas.

39. Terms, conditions and stipulations contained in that certain Memorandum of Lease, dated August 18, 1993, executed by and between Baker Land Company, as Landlord, and First Heights Bank, FSB, a Federal Savings Bank, as Tenant, as evidenced by instrument recorded in Volume 2559, Page 2415 of the Official Records of Fort Bend County, Texas.

40. Terms, conditions and stipulations contained in that certain Memorandum of Lease, dated January 25, 1983 executed by and between Baker Land Company, as Lessor, and Shell Oil Company, as Lessee, as evidenced by and set out in instrument recorded Volume 1156, Page 491 of the Official Records of Fort Bend County, Texas.

41. Terms, conditions and stipulations contained in that certain Memorandum of Lease dated February 18, 1983, executed by and between Baker Land Company, as Lessor, and Mobil Oil Corporation, as Lessee, as evidenced by and set out in instrument recorded in Volume 1149, Page 878, of the Official Records of Fort Bend County, Texas; and assigned to Shell Oil Company by instrument dated May 6, 1992, recorded in Volume 2403, Page 1045 of the Official Records of Fort Bend County, Texas.

42. General, Special, Neighborhood and Tract Assessments payable to First Colony Community Services Association, Inc., being a continuing lien upon subject property as reserved under Volume 1059, Page 152 of the Deed Records, amended in Volume 1077, Page 448, of the Deed Records, Volume 1389, Page 112 of the Official Records and Volume 1672, Page 769 of the Official Records, and Volume 1872, Page 1684, of the Official Records, corrected in Volume 1899, Page 231, of the Official Records and Volume 2328, Page 1733, and Volume 2426, Page 1449, re-recorded in Volume 2433, Page 2395, and amended in Volume 2561, Page 597, all of the Official Records of Fort Bend County, Texas.

43. Building Set Back Line of 40-feet in width located along Williams Trace Boulevard, State Highway No.6, and Settlers Way Boulevard, as set forth in the

Williams Trace Shopping Center Supplemental Amendment and Declaration recorded in Volume 2561, Page 597, of the Official Records of Fort Bend County, Texas.

44. Building Set Back Line 10-feet in width located along the rear property line as set forth in instrument recorded in Volume 2561, Page 597 of the Official Records of Fort Bend County, Texas.

45. The easements as reflected by that certain instrument recorded in Volume 1129, Page 18, of the Official Records of Fort Bend County, Texas, including, without limitation, a water line easement 10-feet in width located along the Northerly property line (State Highway No. 6) granted to Fort Bend County Municipal Utility District No. 12.

46. The easements as reflected by that certain instrument dated September 26, 1990, recorded under Clerk's File No. 9373967 of the Official Records of Fort Bend County, Texas including, without limitation, a 10-foot wide underground easement traversing the Northeast part of Tract III, granted to Sugar Land Telephone Company.

47. Landscape Easement dated November 4, 1993, recorded under Clerk's File No. 9373966 of the Official Records of Fort Bend County, Texas, by and between Baker Land Company, a Texas corporation and First Colony Community Services Association, Inc., a Texas nonprofit corporation.

48. All matters which would be disclosed by a complete and accurate survey of the Subject Property including, without limitation, those matters shown on those certain surveys dated (i) September 24,1993; (ii) October 8, 1993; (iii) September 25, 1993; and (iv) March 9, 1993 (revised May 20, 1994), all prepared by R. S. McClendon, Registered Professional Land Surveyor No. 4079.

49.  Rights of tenants in possession under existing Leases.

                                                               Exhibit H To Note
                                                              Purchase Agreement

                             AGREEMENT OF GUARANTY

    [date determined by (S)(S)4.12 or 9.12 of the Note Purchase Agreement]

[names of (i) the Purchasers or (ii) the Holders
 as of the date of this Agreement]
c/o American General Corporation
2929 Allen Parkway
Houston, Texas 77019

Ladies and Gentlemen:

Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), has entered into a Note Purchase Agreement dated as of April 1, 1994 (the "Note Purchase Agreement"), with The Variable Annuity Life Insurance Company and American General Life Insurance Company. The provisions of (S)4.12 of the Note Purchase Agreement require each of the Current Subsidiaries (other than Weingarten Properties Trust) to execute an Agreement of Guaranty substantially in the form hereof, and the provisions of (S)9.12 of the Note Purchase Agreement require each Person that becomes a Wholly-Owned Subsidiary after the Closing Date to execute an Agreement of Guaranty substantially in the form hereof.

In consideration of credit and financial accommodations extended or to be extended to the Trust pursuant to the Note Purchase Agreement, [name of Subsidiary], a [state and form of organization of Subsidiary] ("Guarantor"), hereby agrees with each of you, and with each other Holder from time to time, as follows:

 (S)1 Nature and Scope of Guaranty.

 (S)1.1 Guaranty of Payment. Guarantor irrevocably and unconditionally guarantees to each of the Beneficiaries, and to such Beneficiary's successors and assigns, the full and punctual payment when due of each of the Guaranteed Obligations. Guarantor agrees that Guarantor, the Trust, and the other Guaranteeing Subsidiaries are jointly and severally liable to the Beneficiaries for each of the Guaranteed Obligations and that this Agreement shall remain in full force and effect until Guarantor shall have been released from liability under this Agreement pursuant to (S)15 of the Note Purchase Agreement. Guarantor acknowledges that Guarantor is a Wholly-Owned Subsidiary and that the f1nancial accommodations to be made to the Trust pursuant to the Note Purchase Agreement will, directly or indirectly, benefit Guarantor.

 (S)1.2 Definitions.

(a) Certain Defined Terms. As used herein, the following capitalized terms shall have the following meanings:

Agreement means this Agreement of Guaranty.

Beneficiaries means:

(a) the Persons who or which at any time are or were the Holders; and

(b) the Indemnified Parties.

Debtor Laws means federal or state bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance, preferential transfer or similar laws affecting the enforcement of creditors' rights.

Guaranteed Obligations means the amounts due and payable, or to become due and payable, by the Trust (or any successor entity pursuant to (S)9.11 of the Note Purchase Agreement or otherwise) to any Beneficiary pursuant to any of the Notes or any of the other Basic Documents.

Other Guaranties means the Guaranty Agreements, other than this Agreement.

(b) Other Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings set forth therefor in the Note Purchase Agreement.

  (S)1.3 No Offset. None of the Guaranteed Obligations shall be reduced, discharged or released by reason of any existing or future right of offset, claim or defense of the Trust against any of the Beneficiaries, whether such right of offset, claim or defense arises in connection with any of the Guaranteed Obligations (or any of the transactions creating any of the Guaranteed Obligations) or otherwise.

  (S)1.4 Payment by Guarantor. If any of the Guaranteed Obligations shall not be fully and punctually paid when due, Guarantor shall, immediately upon demand by the Beneficiary to whom or which such Guaranteed Obligation is owed, and without presentment or protest (which are hereby waived), pay such Guaranteed Obligation to such Beneficially in lawful money of the United States of America. If such Beneficiary is entitled to the benefits of (S)12.2 of the Note Purchase Agreement, then such Guaranteed Obligation shall be paid in the manner for making payments to such Beneficiary that is specified in or pursuant to that section. If such Beneficiary is not entitled to those benefits, then such Guaranteed Obligation shall be paid to such Beneficiary in such commercially reasonable manner as such Beneficiary shall have specified to Guarantor in writing. Any demand for payment of such Guaranteed

Obligation (i) may be made at any time after such Guaranteed Obligation shall have become due and (ii) shall be effective when delivered in accordance with
3.2 hereof.

  (S)1.5 No Duty to Pursue Others. Guarantor, to the fullest extent permitted by law, hereby waives any right that Guarantor may have to require any Beneficiary, in order to enforce this Agreement against Guarantor, first to (i) institute suit or exhaust such Beneficiary's rights against the Trust or any other Person now or hereafter liable to pay any of the Guaranteed Obligations,
(ii) enforce such Beneficiary's rights, if any, under the Mortgage or against any other security that shall have been given to secure payment of any of the Guaranteed Obligations, (iii) enforce such Beneficiary's rights against any other guarantors of any of the Guaranteed Obligations, (iv) join the Trust, or any other Persons now or hereafter liable to pay any of the Guaranteed Obligations, in any action to enforce this Agreement, or (v) resort to any other means of obtaining payment of any of the Guaranteed Obligations.

  (S)1.6 Waiver of Notices. Guarantor agrees to the provisions of the Basic Documents and, except as specifically set forth in this Agreement and to the fullest extent permitted by law, hereby waives notice of (i) acceptance of this Agreement, (ii) any amendment, modification, extension of the time for payment or rearrangement of any of the Notes, (iii) any amendment, modification or restatement of any of the other Basic Documents or any of the Other Guaranties,
(iv) the occurrence of any Potential Event of Default or Event of Default, (v) intention to accelerate, or acceleration of, the maturity of any Note, (vi) any Beneficiary's transfer or disposition of such Beneficiary's right to receive or collect any of the Guaranteed Obligations, (vii) the sale or foreclosure (or posting or advertising for sale or foreclosure) of any of the Mortgaged Property, (viii) protest, non-payment or default by the Trust, or (ix) any other action at any time taken or omitted by any Beneficiary.

  (S)1.7 Nature of Guaranty. The guaranty made in (S)1.1 hereof is an irrevocable and unconditional guaranty of payment and not a guaranty of collection. Such guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligation that the Trust becomes liable to pay after any attempted revocation by Guarantor. The fact that any of the Guaranteed Obligations may be increased, reduced or paid in full shall not release, discharge or reduce the liability of Guarantor with respect to any other Guaranteed Obligation, whether the liability of the Trust to pay such other Guaranteed Obligation was incurred before, or is incurred after, the time of such increase, reduction or payment. Such guaranty shall not be discharged by the assignment or negotiation of any right to receive or collect any of the Guaranteed Obligations. Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the several Basic Documents.

  (S)1.8 Payment of Expenses. If Guarantor fails to timely perform any provision of this Agreement, Guarantor shall pay to each Beneficiary all costs and expenses (including court costs and reasonable attorneys' fees) incurred by such Beneficiary in the enforcement of this Agreement or the preservation of the rights of any of the Beneficiaries hereunder. The covenant contained in this
(S)1.8 shall survive the payment of any of the Guaranteed Obligations.

  (S)1.9 Effect of Bankruptcy. If, pursuant to any Debtor Laws, or any judgment, order or decision thereunder, any of the Beneficiaries is required to refund any payment, or part thereof, received by such Beneficiary in satisfaction of any of the Guaranteed Obligations, then this Agreement shall remain in full force and effect with respect to such previously satisfied Guaranteed Obligation and with respect to each other Guaranteed Obligation. The covenant contained in this (S)1.9 shall survive the payment of any of the Guaranteed Obligations.

  (S)1.10 Due Date of Obligations. For purposes of this Agreement, each of the Guaranteed Obligations shall be due on the date on which such Guaranteed Obligation becomes due and payable, or is otherwise required to be paid, pursuant to the Basic Document that evidences or creates the liability of the Trust to pay such Guaranteed Obligation.

  (S)2 Events and Circumstances Not Affecting Guarantor's Liability.

Guarantor agrees, to the fullest extent permitted by law, that Guarantor's liability under this Agreement shall not be released, diminished, impaired, reduced or otherwise affected by any of the following, and, to the fullest extent permitted by law, Guarantor waives any common law, equitable or statutory right (including, without limitation, rights to notice) that Guarantor might otherwise have as a result of or in connection with any of the following:

(a) any renewal of liability to pay, any extension of the time for payment of, or any rearrangement of the terms for paying, any of the Guaranteed Obligations;

(b) any modification, amendment or restatement of any of the Basic Documents or any of the Other Guaranties;

(c) any indulgence, forbearance or compromise that might be granted by any Beneficiary to the Trust or to any other guarantor of any of the Guaranteed Obligations;

(d) the insolvency, bankruptcy, liquidation, disability, dissolution or lack of power of the Trust or any other Person now or hereafter liable for the payment of any of the Guaranteed Obligations;

(e) the release of any Subsidiary (other than Guarantor) from liability under any Guaranty Agreement pursuant to (S)15 of the Note Purchase Agreement or otherwise;

(f) the invalidity, illegality or unenforceability of any term of any of the Basic Documents for any reason, including, without limitation, the fact that (i) any of the Guaranteed Obligations exceeds the amount permitted by applicable law, (ii) the creation of the liability to pay any of the Guaranteed Obligations is ultra vires, (iii) the officers of the Trust who executed any of the Basic Documents had no actual authority to do so, (iv) the contract of the Trust to pay any of the Guaranteed Obligations violates applicable usury laws, (v) the Trust has valid defenses or claims (whether at law, in equity or by agreement) that render the Trust's agreement to pay one or more of the Guaranteed Obligations wholly or partially unenforceable, (vi) the Trust's agreement to pay one or more of the Guaranteed Obligations (or the execution, delivery or performance of any Transaction Document) is illegal, or
(vii) any of the Transaction Documents has been forged or is otherwise irregular or not genuine or authentic;

(g) any full or partial release of the liability of the Trust or any other Person to pay any of the Guaranteed Obligations (other than a release of Guarantor pursuant to (S)15 of the Note Purchase Agreement), it being acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person and that Guarantor has not been induced to enter into this Agreement on the basis of any agreement that any of the Beneficiaries will look to other Persons to pay the Guaranteed Obligations;

(h) the taking or accepting of any other security, collateral, guaranty or other assurance of payment of any of the Guaranteed Obligations;

(i) any release, surrender, exchange, deterioration, waste, loss or impairment of any of the Mortgaged Property or any other collateral or security for the payment of any of the Guaranteed Obligations;

(j) the failure of any Beneficiary to exercise diligence or reasonable care in the preservation, protection, sale or other handling or treatment of all or any part of the Mortgaged Property or of such other collateral or security;

(k) the fact that any Lien intended to be created as security for the payment of any of the Guaranteed Obligations shall not have been created or perfected, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability or priority of such a Lien;

(1) the reorganization, merger or consolidation of the Trust into or with any other Person;

(m) any payment by the Trust to any Beneficiary is held to constitute a preference under any Debtor Laws, or any of the Beneficiaries is required to refund such payment to the Trust or any other Person; or

(n) any other action at any time taken or omitted (other than a release of Guarantor pursuant to (S)15 of the Note Purchase Agreement).

 (S)3 Miscellaneous.

 (S)3.1 No Waiver. No Beneficiary's failure to exercise, and no Beneficiary's delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of the Beneficiaries hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Agreement, nor consent to departure therefrom, shall be effective unless it is in writing and signed by each of the Holders, and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

  (S)3.2 Notices. Except as otherwise provided in this Agreement, notices and other communications pursuant to this Agreement shall be in writing and shall be delivered by facsimile transmission (confirmed in writing by certified mail, return receipt requested, postage prepaid), (i) if to any Purchaser, to such Purchaser's facsimile transmission number set forth in Schedule I to the Note Purchase Agreement (to such other facsimile transmission number as such Purchaser shall have furnished to Guarantor in writing for purposes of receiving such notices or other communications), with confirmation mailed to such Purchaser at the address set forth for such purpose in Schedule I to the Note Purchase Agreement (or at such other address as such Purchaser shall have furnished to Guarantor in writing for purposes of receiving such confirmations),
(ii) if to any other Holder, to such Holder's facsimile transmission number as it appears on the register maintained by the Trust pursuant to (S)11 of the Note Purchase Agreement, with confirmation mailed to such Holder at the address set forth for such purpose on that register, (iii) if to any Beneficiary who or which is not a Holder, to the facsimile transmission number, if any, that such Beneficiary shall have furnished to Guarantor in writing for purposes of receiving such notices or other communications, with confirmation mailed to such Beneficiary at the address, if any, that such Beneficiary shall have furnished to Guarantor for purposes of receiving such confirmations, or (iv) if to Guarantor, c/o the Trust, to (713) 866-6049 (or to such other facsimile transmission number as Guarantor shall have furnished to each Purchaser and to each other Holder in writing for purposes of receiving such notices or other communications), Attention: Executive Vice President and Chief Financial Officer, with confirmation mailed to Guarantor, c/o the Trust, at 2600 Citadel Plaza Drive, Houston, Texas 77008 (or at such other address as Guarantor shall have furnished to each Purchaser and to each other Holder in writing for purposes of receiving such confirmations). Such notices shall be effective when delivered by facsimile transmission in accordance with this (S)3.2.

  (S)3.3 Entire Agreement. This Agreement (i) embodies the entire agreement between each of the Beneficiaries and Guarantor with respect the subject matter hereof and (ii) supersedes all prior agreements and understandings relating to that subject matter.

  (S)3.4 Amendment. This Agreement may be amended only by an instrument in writing signed by Guarantor and each of the Holders.

  (S)3.5 Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by each of the Beneficiaries and such Beneficiary's successors, assigns and legal representatives whether so expressed or not, provided that Guarantor may not, without the prior written consent of each Holder, assign any of its rights or obligations hereunder.

  (S)3.6 Headings. Section headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

  (S)3.7 Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

  (S)3.8 Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Texas.

  (S)3.9 Severability. If any of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected thereby.

                                          Very truly yours,

                                          [Name of Guarantor]

                                          By:
                                             ------------------------------
                                          Name: [Name of Officer]
                                          Title: [Off1ce of Officer]

                                                               Exhibit I To Note
                                                              Purchase Agreement

                          WEINGARTEN REALTY INVESTORS

             CERTIFICATE OF THE SECRETARY OF A CURRENT SUBSIDIARY

This certificate is delivered pursuant to (S)4.12(b) of the Note Purchase Agreement dated as of April 1, 1994 (the "Agreement"), between Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), and The Variable Annuity Life Insurance Company and American General Life Insurance Company (collectively, the "Purchasers"). The undersigned, [name of secretary of Current Subsidiary], the Secretary of [name of Current Subsidiary], a [state and form of organization of Current Subsidiary] (the "Subsidiary"), hereby certifies to each of the Purchasers as follows:

1. Joseph W. Robertson, Jr. is a duly elected, qualified and acting Executive Vice President of the Subsidiary, and the signature appearing above such officer's name on the Agreement of Guaranty delivered pursuant to (S)4.12(a) of the Agreement is such officer's genuine signature.

2. Attachment A hereto is a true and correct copy of resolutions adopted by the Board of Directors of the Subsidiary on [date of such adoption] and making the determination, and authorizing the action, specified in (S)4.12(b)(ii) of the Agreement. Such resolutions have not been amended or rescinded and are in full force and effect at the date hereof.

Dated: [Closing Date]

                                  ------------------------------------------
                                  [Name of Secretary of Current Subsidiary]

                                              Attachment A to Certificate of the
                                               Secretary of a Current Subsidiary

WHEREAS, the Company, a subsidiary of Weingarten Realty Investors, a Texas real estate investment trust ("WRI"), has determined that it is in the Company's best interest to guarantee indebtedness of WRI to be incurred under a Note Purchase Agreement dated as of April 1, 1994, among WRI, The Variable Annuity Life Insurance Company and American General Life Insurance Company; and

WHEREAS, in connection therewith, the Company will execute and deliver a guaranty agreement to The Variable Annuity Life Insurance Company and American General Life Insurance Company;

NOW, THEREFORE, BE IT RESOLVED, that the form, terms and provisions of the proposed Agreement of Guaranty dated [Closing Date] (the "Guaranty"), by the Company and addressed to The Variable Annuity Life Insurance Company and American General Life Insurance Company are hereby approved; and

FURTHER RESOLVED, that the Board of Directors of the Company hereby determines pursuant to Article 1302-2.06 of the Texas Miscellaneous Corporation Laws Act that the execution and delivery of the Guaranty by the Company will benef1t, directly or indirectly, the Company; and

FURTHER RESOLVED, that Joseph W. Robertson, Jr., the Executive Vice President of the Company, is hereby authorized to execute and deliver on behalf of the Company the Guaranty, with such changes therein as such officer shall approve, the execution by such officer of the Guaranty to be conclusive evidence of such approval; and

FURTHER RESOLVED, that each of the officers of the Company is authorized to take any and all such other actions, execute and deliver any and all such instruments, documents and papers and exercise any and all powers on behalf of the Company as such officer may determine to be advisable and in the best interest of the Company and to effectuate the purposes and intent of the foregoing resolutions, such determination to be conclusively evidenced by the taking of such actions, execution of such instruments, documents or papers or the exercise of such powers.

                                                               Exhibit J To Note
                                                              Purchase Agreement

                          WEINGARTEN REALTY INVESTORS

                       OFFICERS' CERTIFICATE AT FUNDING

This certificate is delivered pursuant to (S)5.3(a) of the Note Purchase Agreement dated as of April 1, 1994 (the "Agreement"), between Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), and The Variable Annuity Life Insurance Company and American General Life Insurance Company (collectively, the "Purchasers"). The undersigned, [name of the Chairman of the Board of Trust Managers, the President or one of the Executive Vice Presidents of the Trust], a/the [office of officer] of the Trust, and [name of chief financial officer, chief accounting officer or the Treasurer of the Trust], a/the [office of officer] of the Trust, hereby certify on behalf of the Trust to each of the Purchasers as follows:

1. The representations and warranties of the Trust contained in the Agreement are true and correct at the Funding for Notes of the series that are being issued and sold pursuant to the Agreement on the date of this certificate with the same effect as though made at such Funding.

2. The Trust has performed and complied with all agreements and conditions contained in the Agreement that are required to be performed or complied with by the Trust before or at such Funding.

3. At such Funding, no Event of Default or Potential Event of Default exists.

Capitalized terms used herein, and not otherwise defined, have the same meanings as set forth in the Agreement.

Dated: [Funding Date]

                                        WEINGARTEN REALTY INVESTORS

                                        By:
                                           ------------------------------------
                                        Name: [Name of first-mentioned Officer]
                                        Title: [Office of Officer]

                                        By:
                                           ------------------------------------
                                        Name: [Name of second-mentioned Officer]
                                        Title: [Office of Officer]

                                                               Exhibit K To Note
                                                              Purchase Agreement

                          WEINGARTEN REALTY INVESTORS

             CERTIFICATE OF THE SECRETARY OF THE TRUST AT FUNDING

This certificate is delivered pursuant to (S)5.3(b) of the Note Purchase Agreement dated as of April 1, 1994 (the "Agreement"), between Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), and The Variable Annuity Life Insurance Company and American General Life Insurance Company (collectively, the "Purchasers"). The undersigned, M. Candace DuFour, the Secretary of the Trust, hereby certifies to each of the Purchasers as follows:

1. Joseph W. Robertson, Jr. is a duly elected, qualified and acting Executive Vice President of the Trust, and each of the signatures appearing above such officer's name (i) on the Officers' Certificate delivered pursuant to (S)3(a) of the Agreement pursuant to which the Trust notified each Purchaser of the intention of the Trust to issue and sell Notes of the series that are being issued and sold pursuant to the Agreement on the date of this certificate, (ii) on each of such Notes, and (iii) on each document that the Trust is required by the Agreement to execute and deliver as a condition to the respective obligations of the Purchasers to purchase such Notes is his genuine signature.

2. [Name of other officer who signed the Officers' Certificate delivered pursuant to (S)3(a) of the Agreement pursuant to which the Trust notified each Purchaser of the intention of the Trust to issue and sell Notes of the series that are being issued and sold pursuant to the Agreement on the date of this certificate] is a/the duly elected, qualified and acting [officer of officer] of the Trust, and the signature appearing above such officer's name on the Officers' Certificate delivered pursuant to (S)3(a) of the Agreement pursuant to which the Trust notified each Purchaser of the intention of the Trust to issue and sell such Notes is his genuine signature.

3. The resolutions adopted by the Board of Trust Managers of the Trust and delivered to each of the Purchasers pursuant to (S)4.3(b) of the Agreement have not been amended or rescinded by the Board of Trust Managers of the Trust and are in full force and effect at the date hereof.

Capitalized terms used herein, and not otherwise defined, have the same meanings as set forth in the Agreement.

Dated: [Funding Date]

                                          ----------------------------------
                                             M. Candace DuFour, Secretary

                                                               Exhibit L To Note
                                                              Purchase Agreement

                       OPINION OF ANDREWS & KURTH L.L.P.

                    [Letterhead of Andrews & Kurth L.L.P.]

                                [Funding Date]

To The/Each Person Named on
Attachment A Hereto

Ladies and Gentlemen:

We have acted as special counsel to Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), in connection with the issue and sale to you by the Trust of its Variable Issue Senior Secured Notes, Series [series designated pursuant to (S)3(a)(v) of the Note Purchase Agreement] (the "Series [designated series] Notes"), in the principal amount stated in the notice given by you pursuant to (S)3(d) of the Note Purchase Agreement dated as of April 1, 1994 (the "Note Purchase Agreement"), between the Trust and The Variable Annuity Life Insurance Company ("VALIC") and American General Life Insurance Company (together, the "Purchasers" and individually, a "Purchaser").

The opinions expressed herein are furnished to you at the request of the Trust pursuant to (S)5.8 of the Note Purchase Agreement. Except as otherwise stated herein, capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note Purchase Agreement.

For purposes of rendering the opinions expressed herein, we have examined each of the following documents:

(1) the Note Purchase Agreement;

(2) the Series [designated series] Note/Notes that is/are being delivered to you/the Purchasers, respectively, at the Funding for the Series [designated series] Notes;

(3) the Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated to be effective on the Closing Date [if no Supplemental Mortgage was executed on or before the Funding Date, "(the 'Mortgage')"; and if any

Supplemental Mortgage was executed on or before the Funding Date, "(as supplemented by the Supplemental Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated to be effective on [effective date of such Supplemental Mortgage], from the Trust to John Madsen, as trustee, the 'Mortgage')"], from the Trust to John Madsen, as trustee;

(4) Amendment No. 2 to Note Purchase Agreement entered into as of the Closing Date (the "Amendment"), between the Trust and the Purchasers and American General Life and Accident Insurance Company ("AGLA");

(5) the separate Agreements of Guaranty dated the Closing Date (collectively, the "Guaranty Agreements" and individually, a "Guaranty Agreement"), from the respective Persons named on Attachment B hereto (collectively, the "Guaranteeing Subsidiaries" and individually, a "Guaranteeing Subsidiary") to the Purchasers;

(6) a financing statement on form UCC-1 executed by the Trust, as debtor, and naming the Purchasers as secured parties (the "Financing Statement");

(7) the Note Purchase Agreement dated August 6, 1987, between Weingarten Realty, Inc., and VALIC, AGLA, American General Life Insurance Company of Delaware, Republic National Life Insurance Company and American-Amicable Life Insurance Company, as amended by the Amendment to Note Purchase Agreement dated to be effective as of March 31, 1991, between the Trust and the Purchasers and AGLA, and by the Amendment (as so amended, the "Amended Senior Secured Note Agreement");

(8) the Trust's Restated Declaration of Trust certified by the County Clerk of Harris County, Texas (the "Declaration of Trust"), and the bylaws of the Trust;

(9) [if Andrews & Kurth L.L.P. has examined the corporate records of the respective Guaranteeing Subsidiaries, "the Articles of Incorporation and bylaws of each of the Guaranteeing Subsidiaries"; and, if such examination was performed by other counsel to the Trust, "the opinion letter dated the date hereof of [name of such other counsel]"]; and

(10) such records of the Trust and of each of the Current Subsidiaries, and such communications, certificates of public officials, certificates of officers of the Trust and of each of the Current Subsidiaries, and other documents, as we have deemed necessary as a basis for the opinions expressed herein.

The Trust and the Guaranteeing Subsidiaries are referred to herein collectively as the "WRI Companies" and individually as a "WRI Company"; the Purchasers and AGLA are referred to herein collectively as the "AGC Companies" and individually as an "AGC Company"; and the documents enumerated in paragraphs (1) through (5) above are referred to herein collectively as the "Operative Agreements" and individually as an "Operative Agreement".

In making that examination, we have assumed (i) the authenticity of each of those documents that constitutes an original, (ii) the conformity to the authentic original of each of those documents that constitutes a copy, (iii) the genuineness of each signature on each of those documents (other than signatures of officers of the respective WRI Companies on any of the Operative Agreements or the Financing Statement), (iv) the legal capacity of each natural person who executed any of those documents, and (v) the accuracy of each statement contained in any of the certificates or communications of public officials examined by us.

In rendering the opinions expressed herein, we have also assumed that:

(1) each of the AGC Companies (i) has been duly organized, (ii) is validly existing, and (iii) has corporate power to execute and deliver, and to perform its obligations under, each of the Operative Agreements in which such AGC Company is identified as a party;

(2) the execution and delivery of each of the Operative Agreements by each AGC Company identified therein as a party thereto have been duly authorized by all necessary corporate action on the part of such AGC Company;

(3) each of the AGC Companies has duly executed and delivered each of the Operative Agreements in which such AGC Company is identified as a party;

(4) each of the AGC Companies has satisfied any other legal requirements that are applicable to such AGC Company to the extent necessary to make each of the Operative Agreements in which such AGC Company is identified as a party enforceable against such AGC Company, and each of the AGC Companies has complied, and each Holder will comply, with any other legal requirements pertaining to the status of such AGC Company or such Holder as such status relates to the rights of such AGC Company or such Holder to enforce each Operative Agreement against the WRI Company identified in such Operative Agreement as a party thereto; and

(5) you/the Purchasers have purchased the Series [designated series] Note/Notes that is/are being delivered to you/the Purchasers, respectively, at the Funding for the Series [designated series] Notes and have delivered the purchase price therefor pursuant to (S)3(e) of the Note Purchase Agreement.

As to questions of fact that are relevant to the opinions expressed herein, we have relied upon (i) certificates of officers of the Trust or of the respective Current Subsidiaries and (ii) the representations made by each of the Purchasers in (S)7 of the Note Purchase Agreement.

Based upon the foregoing, and having regard for such legal considerations as we have deemed relevant, we are of the opinion that:

1. The Trust has been duly organized as a real estate investment trust under the Texas Real Estate Investment Trust Act, is validly existing and in good standing under the laws of the State of Texas, and has all requisite power and authority to own and operate its properties, to carry on its business as now conducted, to enter into and perform its obligations under each of the Note Purchase Agreement and the Mortgage, to enter into the Amendment, to perform its obligations under the Amended Senior Secured Note Agreement, and to issue and sell the Notes.

2. Each of the Guaranteeing Subsidiaries is a corporation that has been duly organized under the laws of the State of Texas, is validly existing and in good standing under those laws, and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted, and to enter into and perform its obligations under the Guaranty Agreement in which such Guaranteeing Subsidiary is identified as the Guarantor.

3. The execution and delivery by the Trust of each of the Note Purchase Agreement, the Amendment, the Mortgage and the Financing Statement, the issue and sale by the Trust pursuant to the Note Purchase Agreement of not more than $30,000,000 aggregate principal amount of the Notes, and the execution and delivery by the Trust of the Series [designated series] Note/Notes that is/are being delivered to you/the Purchasers, respectively, at the Funding for the Series [designated series] Notes, have been duly authorized by all necessary action of the Trust. Each of the Note Purchase Agreement, the Amendment, the Mortgage, the Financing Statement and such Series [designated series] Note/Notes has been duly executed and delivered by the Trust.

4. The execution and delivery by each of the Guaranteeing Subsidiaries of the Guaranty Agreement in which such Guaranteeing Subsidiary is identified as the Guarantor have been duly authorized by all necessary action of such Guaranteeing Subsidiary. Each of the Guaranty Agreements has been duly executed and delivered by the Guaranteeing Subsidiary identified therein as the Guarantor.

5. Each of the Note Purchase Agreement, the Amendment, the Mortgage and the Series [designated series] Note/Notes that is/are being delivered to you/the Purchasers, respectively, at the Funding for the Series [designated series] Notes constitutes a legal, valid and binding obligation of the Trust that is enforceable against the Trust in accordance with its terms.

6. Each of the Guaranty Agreements constitutes a legal, valid and binding obligation of the Guaranteeing Subsidiary identified therein as the Guarantor that is enforceable against such Guaranteeing Subsidiary in accordance with the terms of such Guaranty Agreement.

7. Neither the execution and delivery by the Trust of the Note Purchase Agreement, the Amendment, the Mortgage, the Financing Statement or the Notes, nor compliance by the Trust with the terms thereof, nor the execution and delivery by any Guaranteeing Subsidiary of the Guaranty Agreement in which such Guaranteeing Subsidiary is identified as the Guarantor, nor compliance by such Guaranteeing Subsidiary with the terms of such Guaranty Agreement, breaches, violates or constitutes a default under, or results in the creation (or imposes any obligation on the Trust or any Guaranteeing Subsidiary to create) any Lien, other than the Lien of the Mortgage, upon any properties of the Trust or any Current Subsidiary pursuant to, any term of (i) the Declaration of Trust or the Trust's bylaws, (ii) the Articles of Incorporation or bylaws of such Guaranteeing Subsidiary, (iii) any applicable statutory law or regulation or
(iv) to our knowledge, any applicable order of any court, arbitrator or governmental authority that names the Trust or any Current Subsidiary and is specifically directed to it or its property.

8. The Trust is not required by any statutory law or regulation to obtain any consent, approval or authorization of, or to make any declaration or filing with, any governmental authority as a condition to (i) the valid execution or delivery of the Note Purchase Agreement, the Amendment, the Mortgage, the Financing Statement or the Notes, (ii) the offering, issue or sale of the Notes pursuant to the Note Purchase Agreement, or (iii) the payment of the principal of, and interest and premium (if any) on, the outstanding Notes in accordance with their respective terms. The offering, issue and sale of the Notes pursuant to the Note Purchase Agreement do not require the registration of the Notes under the Securities Act of 1933, as amended, or the registration or qualification of the Notes under the Texas Securities Act, as amended.

9. None of the Guaranteeing Subsidiaries is required by any statutory law or regulation to obtain any consent, approval or authorization of, or to make any declaration or filing with, any governmental authority as a condition to (i) the valid execution or delivery of the Guaranty Agreement in which such Guaranteeing Subsidiary is identified as the Guarantor or (ii) the payment of any of the Guaranteed Obligations (as that term is defined in such Guaranty Agreement).

10. The issue and sale of the Notes pursuant to, and the use of the proceeds of the sale of the Notes in accordance with, the Note Purchase Agreement do not violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System.

11. Neither the Trust nor any Current Subsidiary is (i) an "investment company", or a company "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a

"holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

12. The Mortgage creates, as security for the payment of the Obligations, (i) in favor of the Trustee, a valid lien on that portion of the Mortgaged Properties (as that term is defined in the Mortgage) that constitutes real property, or interests in real property, under the laws of the State of Texas (the "Subject Property"), (ii) in favor of the Beneficiaries (as that term is defined in the Mortgage), a valid assignment of the Rents (as that term is defined in the Mortgage), and (iii) in favor of the Secured Party (as that term is defined in the Mortgage), a valid security interest in that portion of the Mortgaged Properties in which a security interest can be created pursuant to Article 9 of the Texas UCC (the "Code Collateral").

13. The Mortgage (i) has been acknowledged in the manner required by
(S) 13.001(a) of the Texas Property Code and according to the method required by Chapter 121 of the Texas Civil Practice and Remedies Code, (ii) is otherwise in proper form for filing in the Official Public Records of Real Property of Harris County, Texas, and in the Official Records of Fort Bend County, Texas, and (iii) has been filed in each of those records. All taxes, fees and other charges imposed by any statutory law or regulation as a condition to those filings have been paid. The Mortgage is entitled to the benefits of (S)13.002 of the Texas Property Code, and no other action is or will be required by the laws of the State of Texas, as currently in effect, to provide notice of the lien created by the Mortgage on the Subject Property until the expiration of four years following the date on which the Obligation that last becomes due and payable so becomes due and payable.

14. The Financing Statement (i) is in proper form for filing in the Office of the Secretary of State of the State of Texas and (ii) has been filed in that off1ce. All taxes, fees and other charges imposed by any statutory law or regulation as a condition to that filing have been paid. The security interest created by the Mortgage in that portion of the Code Collateral a security interest in which can be perfected by the filing of a financing statement in the Office of the Secretary of State of the State of Texas has been perfected, and no other recording, registration or filing in the State of Texas is or will be required by the laws of the State of Texas, as currently in effect, to continue the perfection of that security interest, except that (i) continuation statements with respect to the Financing Statement must be filed in that office within six months prior to the expiration of each period of five years from the date of filing of the Financing Statement, (ii) amendments to the Financing Statement, additional financing statements, or both may be required to be filed if there is a change in the name, identity or structure of the Trust, if the Trust changes the location of its chief executive office, upon the registration of transfer of any Note, or if any portion of the Code Collateral that constitutes tangible personal property is located outside the State of Texas, and (iii) continuation of perfection of any security interest in "proceeds" (as that term is defined in the Texas UCC) is limited by (S)9.306 of the Texas UCC.

[If Andrews & Kurth L.L.P. has not examined the corporate records of the respective Guaranteeing Subsidiaries, "In rendering the opinion expressed in paragraph 2 hereof, in rendering the opinion expressed in paragraph 4 hereof, and in rendering the opinion expressed in paragraph 7 hereof insofar as that opinion pertains to the Articles of Incorporation or bylaws of any Guaranteeing Subsidiary, we have relied upon the opinions expressed in the opinion letter dated the date hereof of [name of other counsel to the Trust whose opinion is so relied upon]. Although we have not verified the substance of those opinions and, therefore, are not in a position to concur therein, the form and scope of those opinions are satisfactory to us, and we believe that [name of such counsel] is/are competent to render the opinions expressed in that opinion letter."]

Each of the opinions expressed in paragraphs 5 and 6 hereof is subject to the exception that the enforceability of each of the Operative Agreements may be limited by (i) applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws or judicial decisions affecting the rights and remedies of creditors generally, including, without limitation, fraudulent transfer or conveyance statutes, and (ii) general principles of equity, including, without limitation, requirements of good faith, fair dealing and reasonableness, the possible unavailability of specific performance, injunctive relief or other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law), the possible availability of equitable defenses, and concepts of materiality, unconscionable conduct of an enforcing party or impracticability or impossibility of performance.

In rendering the opinion expressed in paragraph 5 hereof as to the enforceability of the Note Purchase Agreement and the Series [designated series] Note/Notes that is/are being delivered to you/the Purchasers, respectively, at the Funding for the Series [designated series] Notes, we express no opinion as to the enforceability of the obligation of the Trust to pay any Note Default Premium for any of the outstanding Series [designated series] Notes, or to pay any Special Prepayment Premium or any Reduced Prepayment Premium for any Series Required Prepayment with respect to the Series [designated series] Notes, that does not constitute a voluntary prepayment. Although the relevant authorities with respect to this issue may be conflicting, we believe that, in a properly presented case, a court should conclude that the obligation of the Trust to pay those premiums in accordance with the terms of the Note Purchase Agreement is enforceable.

The opinions expressed in paragraph 5 hereof is subject to the further exception that the provisions of the Note Purchase Agreement that state, in effect, that maturity of the Series [designated series] Notes may be accelerated as a result of default by the Trust in the performance of, or compliance with, (S)10.5(b) of the Note Purchase Agreement may be limited by (S)9.311 of the Texas UCC and by the principles stated in certain reported Texas cases.

In rendering the opinion expressed in paragraph 5 hereof with respect to the enforceability of the Mortgage, we express no opinion with respect to the enforceability of any provision thereof that would permit the Secured Party to receive the cash proceeds of rents, incomes, revenues, issues, or profits from any of the Mortgaged Properties if the Secured Party were not in lawful possession of such Mortgaged Properties or of such cash proceeds or had not obtained the appointment of a receiver therefor to impound such rents, incomes, revenues, issues, or profits.

The opinion expressed in paragraph 5 hereof is subject to the further exception that (S)(S)51.003 and 51.004 of the Texas Property Code may limit the enforceability of the Note Purchase Agreement and the Series [designated series] Note/Notes that is/are being delivered to you/the Purchasers, respectively, at the Funding for the Series [designated series] Notes in the event of foreclosure of the Lien of the Mortgage.

The opinion expressed in paragraph 5 hereof as to the enforceability of the Mortgage is subject to the further exception that some of the remedial provisions of the Mortgage may be further limited or rendered unenforceable by other applicable laws. However, in our opinion, such laws do not, subject to the other exceptions, assumptions and limitations contained herein, make the remedies generally afforded by the Mortgage inadequate for the practical realization of the principal benef1ts or security purported to be provided by the Mortgage, except for the economic consequences of procedural or other delays.

In rendering the opinion expressed in paragraph 5 hereof as to the enforceability of the Mortgage, we express no opinion as to the enforceability of any provision thereof that purports to (i) establish evidentiary standards,
(ii) waive any right or defense that cannot be waived as a matter of law, or
(iii) negate the effect of any delay to exercise any right, power or remedy for which the Mortgage provides.

In rendering the opinion expressed in paragraph 5 hereof as to the enforceability of the Note Purchase Agreement, we express no opinion as to the enforceability of (S)30 thereof; and in rendering the opinion expressed in paragraph 5 hereof as to the Mortgage, we express no opinion as to the enforceability of (S)6.9 thereof; and in rendering the opinion expressed in paragraph 6 hereof, we express no opinion as to the enforceability of (S)3.9 of any of the Guaranty Agreements.

The opinion expressed in paragraph 6 hereof is subject to the further exception that (S)51.005 of the Texas Property Code may limit the enforceability of each of the Guaranty Agreements in the event of foreclosure of the Lien of the Mortgage.

In rendering the opinion expressed in paragraph 8 hereof with respect to the absence of any requirement to register or qualify the Notes under the Texas Securities Act, we have assumed that each of the Purchasers is an insurance company, within the meaning of Section 5.H of that Act.

In rendering the opinion expressed in paragraph 5 hereof with respect to the enforceability of the Mortgage, and in rendering the opinion expressed in paragraph 12 hereof, we have assumed, except as stated in any opinion of this firm furnished to you pursuant to (S)5.10 of the Note Purchase Agreement at the Funding for the Series [designated series] Notes, that (i) the Trust has title to the Subject Property and (ii) the Trust has rights in the tangible and intangible personal property and fixtures included in the Mortgaged Properties (as that term is defined in the Mortgage).

In rendering the opinion expressed in paragraph 13 hereof, we have assumed that the Subject Property is located entirely within Harris County, Texas, or Fort Bend County, Texas.

The opinions expressed herein do not address:

(1) the title of any Person to any of the Mortgaged Properties, except as stated in any opinion of this firm furnished to you pursuant to (S)5.10 of the Note Purchase Agreement at the Funding for the Series [designated series] Notes;

(2) the priority of the Lien of the Mortgage;

(3) the absence of any Lien on any of the Mortgaged Properties;

(4) the existence, validity or enforceability of, or the suff1ciency of the Mortgage to create, any Lien on any of the Mortgaged Properties, other than the lien, assignment and security interest referred to in paragraph 12 hereof;

(5) the perfection of any Lien on any of the Mortgaged Properties, except as stated in paragraphs 13 or 14 hereof;

(6) the accuracy of the description of any of the Mortgaged Properties contained in the Mortgage; or

(7) the effect of limitations contained in the Bankruptcy Reform Act of 1978, as amended, upon the extent to which property acquired after the commencement of a case thereunder may be subjected to a security interest arising from an agreement entered into prior to the commencement of that case.

At the request of the Trust, we advise you that, to our knowledge, there are no actions, proceedings or investigations pending, or overtly threaten by any written communication, against the Trust or any Current Subsidiary that (i) questions the validity or legality of, seeks damages in connection with, or seeks to enjoin or otherwise restrain the performance of, any Transaction Document, or any action taken or to be taken pursuant to any Transaction Document, or (ii) may reasonably be expected to (x) result in any material adverse change in the business, condition (financial or otherwise), assets, or operations of the Trust or the Trust and the Current Subsidiaries, taken as a whole, (y) result in any liability on the part of the Trust or any Current Subsidiary that would be material to the Trust or the Trust and the Current Subsidiaries, taken as a whole, or (z) have a materially adverse effect on the ability of the Trust or any Current Subsidiary to perform its obligations under any Operative Document to which it is a party.

As used herein, the phrase "to our knowledge" means conscious awareness on the part of any lawyer in our firm who has devoted substantive attention to the representation of the Trust at any time during the one-year period preceding the date of this letter. For purposes of rendering the opinion expressed in paragraph 7 hereof and providing you the advice contained in the immediately preceding paragraph, we have not reviewed the records of any court or governmental authority or conducted a general review of our firm's files or the files of the Trust or any Current Subsidiary.

References herein to the "Texas UCC" are to the Uniform Commercial Code as currently in effect in the State of Texas.

The opinions expressed herein are limited to the laws of the State of Texas and the federal laws of the United States of America.

The opinions expressed herein are for the sole benefit of, and may be relied upon only by, the Purchasers, their respective successors and assigns, and the Holders from time to time, except that Fulbright & Jaworski L.L.P., your special counsel, may rely upon those opinions in rendering the opinions expressed in that firm's letter delivered to you pursuant to (S)5.9 of the Note Purchase Agreement at the Funding for the Series [designated series] Notes.

                                           Very truly yours,

                                           Andrews & Kurth L.L.P.

                                                                 Attachment A to
                                               Opinion of Andrews & Kurth L.L.P.

                                 PURCHASER[S]

[Name and address of the/each Purchaser that has given a notice pursuant to
(S)3(d) of the Note Purchase Agreement stating that such Purchaser intends to purchase a principal amount of Notes of the series that are being issued and sold on such Funding Date]

                                                                 Attachment B to
                                               Opinion of Andrews & Kurth L.L.P.

                           GUARANTEEING SUBSIDIARIES

Weingarten/Lubbock, Inc.
Weingarten/Southgate, Inc.
Weingarten/Lufkin, Inc.
Weingarten/Tennessee, Inc.
Weingarten/Arkansas, Inc.
Weingarten/Jones Road Company, Inc.
Weingarten/Maine, Inc.
Weingarten/Oklahoma, Inc.
WRI/Bay City, Inc.
Weingarten Railspur, Inc.
Amarillo Centers, Inc.
Cypress/Westfield, Inc.
Weingarten/Lufkin Theatre, Inc.
Weingarten/New York, Inc.
Weingarten/Village Arcade, Inc.
Weingarten/Village Arcade II, Inc.
WRI/Lathrop, Inc.
WRI/Nederland, Inc.
WRI/Puckett, Inc.
WRI/SW Park II, Inc.
Mesquite/Town East, Inc.
Weingarten Realty Management Company
Weingarten/Arizona, Inc.
WRI/Bell, Inc.
WRI/Ministorage, Inc.
WTSC, Inc.
WRI/Post Oak, Inc.

[If, at any Funding, any of the above-named corporations shall have been released, pursuant to (S)15 of the Note Purchase Agreement, from liability under the Guaranty Agreement in which such corporation is identified as the Guarantor, then that corporation's name shall be deleted from this Attachment B.]

                                                               Exhibit M To Note
                                                              Purchase Agreement

                    OPINION OF FULBRIGHT & JAWORSKI L.L.P.

                  [Letterhead of Fulbright & Jaworski L.L.P.]

                                [Funding Date]

To The/Each Person Named on
Attachment A Hereto

Ladies and Gentlemen:

We have acted as your special counsel in connection with the issue and sale to you by Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), of its Variable Issue Senior Secured Notes, Series [series designated pursuant to (S)3(a)(v) of the Note Purchase Agreement] (the "Series [designated series] Notes"), in the principal amount stated in the notice given by you pursuant to (S)3(d) of the Note Purchase Agreement dated as of April 1, 1994 (the "Note Purchase Agreement"), between the Trust and The Variable Annuity Life Insurance Company and American General Life Insurance Company (together, the "Purchasers").

The opinions expressed herein are furnished to you at your request pursuant to
(S)5.9 of the Note Purchase Agreement.

For purposes of rendering the opinions expressed herein, we have examined each of the following documents:

(1) the Note Purchase Agreement;

(2) the Series [designated series] Note/Notes that is/are being delivered to you/the Purchasers, respectively, at the Funding for the Series [designated series] Notes;

(3) the Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated to be effective on the Closing Date [if no Supplemental Mortgage was executed on or before the Funding Date, "(the 'Mortgage')"; and if any Supplemental Mortgage was executed on or before the Funding Date, "(as supplemented by the Supplemental Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated to be effective on [effective date of such Supplemental Mortgage], from the Trust to John Madsen, as trustee, the 'Mortgage')"], from the Trust to John Madsen, as trustee;

(4) Amendment No. 2 to Note Purchase Agreement entered into as of the Closing Date, between the Trust and the Purchasers and American General Life and Accident Insurance Company;

(5) the separate Agreements of Guaranty dated the Closing Date, from the respective Persons named on Attachment B hereto to the Purchasers;

(6) a financing statement on form UCC-1 executed by the Trust, as debtor, and naming the Purchasers as secured parties; and

(7) the opinion letter of Andrews & Kurth L.L.P., counsel to the Trust in connection with the issue and sale to you by the Trust of the Series [designated series] Notes, which opinion letter is being delivered to you at the Funding for the Series [designated series] Notes pursuant to (S)5.8 of the Note Purchase Agreement (the "Opinion Letter").

Based on the foregoing, we advise you that, although we have not verified the substance of the opinions expressed in the Opinion Letter and, therefore, are not in a position to concur therein, the form and scope of those opinions are satisfactory to us and, in our opinion, you are justified in relying thereon, subject to the assumptions, limitations and qualifications set forth therein.

The advice and opinion expressed herein are for the sole benefit of, and may be relied upon only by, you, your respective successors and assigns, and the Holders from time to time.

                                            Very truly yours,

                                            Fulbright & Jaworski L.L.P.

                                                                 Attachment A to
                                          Opinion of Fulbright & Jaworski L.L.P.

                                 PURCHASER[S]

[Name and address of the/each Purchaser that has given a notice pursuant to
(S)3(d) of the Note Purchase Agreement stating that such Purchaser intends to purchase a principal amount of Notes of the series that are being issued and sold on such Funding Date]

                                                                 Attachment B to
                                          Opinion of Fulbright & Jaworski L.L.P.

                           GUARANTEEING SUBSIDIARIES

Weingarten/Lubbock, Inc.
Weingarten/Southgate, Inc.
Weingarten/Lufkin, Inc.
Weingarten/Tennessee, Inc.
Weingarten/Arkansas, Inc.
Weingarten/Jones Road Company, Inc.
Weingarten/Maine, Inc.
Weingarten/Oklahoma, Inc.
VVRI/Bay City, Inc.
Weingarten Railspur, Inc.
Amarillo Centers, Inc.
Cypress/Westfield, Inc.
Weingarten/Lufkin Theatre, Inc.
Weingarten/New York, Inc.
Weingarten/Village Arcade, Inc.
Weingarten/Village Arcade II, Inc.
WRI/Lathrop, Inc.
WRI/Nederland, Inc.
WRI/Puckett, Inc.
WRI/SW Park II, Inc.
Mesquite/Town East, Inc.
Weingarten Realty Management Company
Weingarten/Arizona, Inc.
WRI/Bell, Inc.
WRI/Ministorage, Inc.
WTSC, Inc.
WRI/Post Oak, Inc.

[If, at any Funding, any of the above-named corporations shall have been released pursuant to (S)15 of the Note Purchase Agreement, from liability under the Guaranty Agreement in which such corporation is identified as the Guarantor, then that corporation's name shall be deleted from this Attachment B.]

                                                               Exhibit N to Note
                                                              Purchase Agreement

                DESCRIPTION OF INDEBTEDNESS FOR BORROWED MONEY
                         OF THE TRUST AND SUBSIDIARIES

                                                 PRINCIPAL        SCHEDULED FINAL
  TITLE OF INDEBTEDNESS                            AMOUNT         MATURITY DATE       HOLDER OR HOLDERS
------------------------                     -----------------   --------------     --------------------
 Trust-deed and mortgage note                 $   678,412  (a)      11-10-1998      Prudential Insurance Co.
 Trust-deed and mortgage note                   1,552,346           02-01-2000      Allstate Insurance
 Trust-deed and mortgage note                     115,014  (a)      02-07-2000      Daniel L. Kleiman
 Trust-deed and mortgage note                     485,140           07-17-2004      City of Houston
 Trust-deed and mortgage note                     239,669           04-15-2005      Hawn Foundation
 Trust-deed and mortgage note                     666,349  (a)      08-01-2007      Wells Fargo Mortgage Co.
 Trust-deed and mortgage note                   1,287,271           09-01-2007      American National Insurance Co.
 Trust-deed and mortgage note                     569,815  (a)      11-01-2007      First Madison Bank of Dallas
 Trust-deed and mortgage note                     401,479  (a)      07-01-2009      F.N.M.N.A.
 Trust-deed and mortgage note                  35,000,000           07-01-2009      American General

 Revolving credit agreement                    44,900,000           06-30-2004      Texas Commerce Bank

 Industrial revenue and housing
  bond                                          3,875,000           06-01-2012      Industrial Revenue Board,
                                                                                     Premiere Bank, Trustee
 Industrial revenue and
  housing bond                                  2,115,000           12-01-2014      Industrial Revenue Board,
                                                                                      Premier Bank, Trustee
 Industrial revenue and
  housing bond                                  2,025,000           01-01-2012      Industrial Revenue Board,
                                                                                      Calcasieu Bank, Trustee
 Industrial revenue and
  housing bond                                  4,731,562           12-01-2016      GCWA Industrial Dev. Corporation,
                                                                                      Nations Bank, Trustee
 Industrial revenue and
  housing bond                                  1,126,163  (a)      09-01-2006      Bexar County Housing Finance
                                                                                     Corporation, Allied Bank of
                                                                                     Texas, Trustee
 Reverse repurchase agreements
 (collateralized by government
 securities)                                   48,501,000            Overnight      Texas Commerce Bank

 Revolving credit agreements                   20,000,000           06-01-1996      Barclays Bank

 Other                                            294,000

 Guaranties                                       115,014                           Daniel L. Kleiman
                                                1,320,088                           Wells Fargo Mortgage Co.
                                                                                    Bexar County Housing Finance
                                                1,126,163                            Corporation

(a) WRI's prorata share of Joint Venture debt

                                                               Exhibit O To Note
                                                              Purchase Agreement

                     DESCRIPTION OF LIENS ON OTHER ASSETS

                                                                                                                    Property
                                                                                                                    Specific
LOC                     Property                                               Location                               Debt
---              -------------------------       ----------------------------------------------------------        ----------
Shopping Centers
----------------
0008             Heights Plaza S/C               Yale @ 20th, Houston, Texas                                       $  664,121
0011             Sheldon Forest S/C              Sheldon Rd. @ I-10, Channelview, Texas                                   (a)
                   (20,190 SF)
0012             Westwood Village S/C            Congress @ Bertrand, Lafayette, Louisiana                          5,990,000
0016             Harrisburg Plaza                Harrisburg @ Wayside, Houston, Texas                                 486,030
0023             Lyons Ave. S/C                  Lyons Avenue @ Shotwell, Houston, Texas                                  (a)
0026             Almeda Road S/C                 Almeda Road @ Barber, Houston, Texas                                     (a)
0031             Griggs Road S/C                 Griggs @ Old Spanish Trail & Cullen, Houston, Texas                      (a)
0033             Miracle Corners S/C             S. Shaver @ Southmore, Pasadena, Texas                                   (a)
0036             University Plaza                Bay Area @ Space Center, Clear Lake City, Texas                          (c)
0038             East Town S/C                   3rd @ 1st, Lake Charles, Louisiana                                   115,014
0040             Westwood S/C                    Jewella @ Greenwood, Shreveport, Louisiana                               (a)
0041             New Boston Road Plaza           New Boston @ Summerhill (Hwy 82 & 93), Texarkana, Texas                  (a)
0042             Bellfort S/C                    Bellfort @ Southbank, Houston, Texas                                     (a)
0043             Bellaire Blvd. S/C              Bellaire @ Cedar, Bellaire, Texas                                        (c)
0044             Southgate S/C                   70th @ Mansfield, Shreveport, Louisiana                              240,957
0050             Westbury Triangle               W. Bellfort @ Chimney Rock, Houston, Texas                               (a)
0052             Crossroads S/C                  Main @ E. 27th, North Little Rock, Arkansas                              (a)
0055             Lawndale S/C                    Lawndale @ 75th, Houston, Texas                                          (a)
0059             Broadway Plaza S/C              Broadway @ W. Roosevelt, Little Rock, Arkansas                           (a)
0061             Bellwood S/C                    Bellaire @ Kirkwood, Houston, Texas                                      (a)
0064             Edgebrook S/C                   Edgebrook Drive @ Gulf Freeway, Houston, Texas                           (a)
0065             Westchase Mall                  Westheimer @ Wilcrest, Houston, Texas                                    (c)
0066             Fondren Southwest Village       Fondren @ W. Bellfort, Houston, Texas                                    (a)
0071             Park Plaza S/C                  St. Hwy. 14 @ Gen. Doolittle Ave., Lake Charles, Louisiana         2,025,000   (a+)
0081             Northbrook S/C                  34th @ NW Freeway (Hwy. 290), Houston, Texas                             (a)
0082             Geyer Springs S/C               Geyer Springs @ Baseline, Little Rock, Arkansas                          (a)
0088             Cullen Plaza S/C                Cullen @ Wilmington, Houston, Texas                                      (a)
0089             Little York Plaza S/C           Little York @ East Hardy, Houston, Texas                                 (a)
0099             Braeswood Square S/C            N. Braeswood Road @ Chimney Rock, Houston, Texas                         (a)
0104             Westmont S/C                    Phelan Boulevard @ Dowlen Road, Beaumont, Texas                          (b)

                                                                                                                    Property
                                                                                                                    Specific
LOC                     Property                                               Location                               Debt
---              -------------------------       ----------------------------------------------------------        ----------
0105             North Oaks S/C                  FM 1960 @ Stuebner Airline and Breck, Houston, Texas                     (c)
0106             Humblewood S/C                  FM 1960 @ Highway 59, Humble, Texas                                      (c)
0107             Markham Square S/C              W. Markham @ John Barrow, Little Rock, Arkansas                          (a)
0108             Orchard Green S/C               Gulfton @ Renwick, Houston, Texas                                  1,287,271
0120             Randall's/Norchester            Grant Road @ Jones Road, Houston, Texas                                  (b)
                   Village
0122             Galveston Place                 61st and Central City, Galveston, Texas                            4,731,564
0123             Kroger/Fondren Square           Fondren/West Airport, Houston, Texas                                     (a)
0126             Town & County S/C               4th @ University Avenue, Lubbock, Texas                                  (b)
0130             Rose-Rich S/C                   Avenue H @ Lane Drive, Rosenberg, Texas                                  (a)
0136             Parkway Square S/C              Southwest Parkway @ Texas Ave., College Station, Texas                   (a)
0466             Bayshore Plaza                  Spencer @ Burke, Pasadena, Texas                                         (a)
0480             NW Park Plaza                   W. Montgomery @ Champions Forest, Houston, Texas                         (a)
0513             Bingle S/C                      NW Frwy. (Hwy. 290) @ Bingle, Houston, Texas                             (a)
0531             Randall's/Cypress Station       FM 1960 @ I-45, Houston, Texas                                           (b)
0537             San Pedro Building              San Pedro Avenue, San Antonio, Texas                                     (a)
0538             Weingarten Bandera Hwy.         Bandera @ Hillcrest, San Antonio, Texas                                  (a)
0578             Merilee S/C                     U.S. 80 @ Merilee, Arlington, Texas                                      (a)
0632             Porterwood S/C                  Highway 59 @ Fm 1314, Porter, Texas                                      (a)
0662             Orleans Station                 Paris @ Lee and Catham Drive, New Orleans, Louisiana                     (a)
0688             The Promenade S/C               Lisbon @ Essex, Lewiston, Maine                                      678,411
0767             Westgate S/C                    Cantrell Road @ Bryant, Little Rock, Arkansas                            (a)
7110             North Main Place                North Main St. @ Dell Court, Houston, Texas                              (a)

Industrial
----------
0549             South Loop Business Park        S. Loop @ Wayside, Houston, Texas                                    569,815
0557             Railwood Industrial Park        Mesa Road @ Spikewood, Houston, Texas                              1,552,346  (a+)

Residential
-----------
0539             Hillcrest Apartments            Bandera @ Hillcrest, San Antonio, Texas                            1,126,163
0685             Southern Oaks Apartments        Mansfield Rd., Shreveport, Louisiana                                 401,479

(a)  Property included in collateral pool of Texas Commerce Bank
(a+) Portion of Property included in collateral pool of Texas Commerce Bank;
     Portion of Property has Specific Debt
(b)  Property included in collateral pool of Barclays Bank
(c)  Property included in collateral pool of American General

                                                               Exhibit P To Note
                                                              Purchase Agreement

                       LIST OF SUBSIDIARIES OF THE TRUST

                                                    Jurisdiction of
Name of Subsidiary                                   Organization
------------------                                   ------------

Weingarten/Lubbock, Inc.                                  Texas
Weingarten/Southgate, Inc.                                Texas
Weingarten/Lufkin, Inc.                                   Texas
Weingarten/Tennessee, Inc.                                Texas
Weingarten/Arkansas, Inc.                                 Texas
Weingarten/Jones Road Company, Inc.                       Texas
Weingarten/Maine, Inc.                                    Texas
Weingarten/Oklahoma, Inc.                                 Texas
WRI/Bay City, Inc.                                        Texas
Weingarten Properties Trust                               Texas
Weingarten Railspur, Inc.                                 Texas
Amarillo Centers, Inc.                                    Texas
Cypress/Westfield, Inc.                                   Texas
Weingarten/Lufkin Theatre, Inc.                           Texas
Weingarten/New York, Inc.                                 Texas
Weingarten/Village Arcade, Inc.                           Texas
Weingarten/Village Arcade II, Inc.                        Texas
WRI/Lathrop, Inc.                                         Texas
WRI/Nederland, Inc.                                       Texas
WRI/Puckett, Inc.                                         Texas
WRI/SW Park II, Inc.                                      Texas
Mesquite/Town East, Inc.                                  Texas
Weingarten Realty Management Company                      Texas
Weingarten/Arizona, Inc.                                  Texas
WRI/Bell, Inc.                                            Texas
WRI/Ministorage, Inc.                                     Texas
WTSC, Inc.                                                Texas
WRI/Post Oak, Inc.                                        Texas

                                                               Exhibit Q To Note
                                                              Purchase Agreement

                         DESCRIPTION OF INSURANCE WITH
                       RESPECT TO THE MORTGAGED CENTERS

  (1) Commercial general liability insurance with respect to each Center, including comprehensive contractual, bodily injury, death and property damage insurance (including but not limited to coverage for premises, explosion and collapse hazards, underground property damage, sudden and accidental spillage or leakage of hazardous material and broad form property damage), with limits of not less than $1,000,000 for liability damages, injuries or death resulting from any one occurrence, and the Holders listed as additional insureds.

  (2) All-risk comprehensive property damage insurance, subject to a $100,000 deductible, covering physical loss or damage (including but not limited to that caused by flood, fire, earthquake, subsidence, boiler and machinery explosion and collapse) to the Buildings and Fixtures with respect to the tract of land that is part of each Center or to the Personalty with respect to such Center, with limits of no less than the replacement cost of such Buildings, Fixtures and Personalty; and

  (3) Business interruption or loss of rent insurance providing coverage for each Center for a minimum of 12 months resulting from interruption of business caused by damage to such Center or any part thereof and extra expenses incurred to continue the normal operation of business following such damage.

                                                               Exhibit R To Note
                                                              Purchase Agreement

               SUPPLEMENTAL DEED OF TRUST, ASSIGNMENT OF RENTS,
                  SECURITY AGREEMENT AND FINANCING STATEMENT

STATE OF TEXAS                        (S)
                                      (S)
COUNTY OF [name of County             (S)
in which New Collateral is located]

  This Supplemental Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement (this "Mortgage") made as of [the Settlement Date] (the "Effective Date"), by Weingarten Realty Investors, a Texas real estate investment trust whose mailing address is 2600 Citadel Plaza Drive, Houston, Texas 77008 (hereinafter called "Grantor"), to John Madsen, as trustee, whose mailing address is c/o American General Corporation, 2929 Allen Parkway, Houston, Texas 77019, and to any substitute or successor trustee as hereinafter provided (all of whom shall be included within the term "Trustee"), for the use and benefit of [names and addresses of the Holders as of the date of the Supplemental Mortgage], as holders from time to time of the Notes (as that term is hereinafter defined), and, after any transfer of one or more of the Notes pursuant to (S)11 of the Note Purchase Agreement (as that term is hereinafter defined), the subsequent holder or holders from time to time of the Notes (all of whom shall be included within the term "Beneficiaries"), as beneficiaries, assignees, and Secured Party (as that term is hereinafter defined), as more fully hereinafter set forth.

                             W I T N E S S E T H:

  WHEREAS, Grantor executed the Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated as of July 27, 1994 (the ["Mortgage/Original Mortgage"]), filed for record on July [ ], 1994, under Fort Bend County Clerk's File No. [ ], and recorded under [ ] of the Official Records of Fort Bend County, Texas, and filed for record on July [ ], 1994, under Harris County Clerk's File No. [ ], and recorded under Film Code Reference No. [ ] of the Official Public Records of Real Property of Harris County, Texas; and

  [WHEREAS, Grantor executed the Supplemental Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated as of [ ] (the "Prior Supplemental Mortgage"), filed for record on [ ], under [ ] County Clerk's File No. [ ], and recorded under [ ] of the [ ] Records of [ ] County, Texas (the Original Mortgage as supplemented by the Prior Supplemental Mortgage is herein collectively referred to as the"Mortgage"); and]

  WHEREAS, Grantor desires to supplement the Mortgage by conveying additional properties to the Trustee with the same powers of sale and upon all the terms and conditions set forth in the Mortgage to the same extent as if those additional properties had been originally described as part of the Mortgaged Properties (as that term is defined in the Mortgage) when Grantor executed the [Original] Mortgage;

  NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

                                   ARTICLE I
                                  OBLIGATIONS

  (S)1.1 This Supplemental Mortgage is executed and delivered by Grantor to secure the payment of:

  (a) all amounts due and payable, or to become due and payable, pursuant to Grantor's Variable Issue Senior Secured Notes (the "Notes") in the aggregate original principal amount of not more than $30,000,000, issued and sold, or to be issued and sold, in not more than six series pursuant to the Note Purchase Agreement dated as of April 1, 1994 (together with any amendments thereto, the "Note Purchase Agreement"), between Grantor and The Variable Annuity Life Insurance Company and American General Life Insurance Company, each Note being payable to one of the Beneficiaries as provided therein and in the Note Purchase Agreement and finally maturing no later than its Maturity Date (as that term is defined in the Note Purchase Agreement), which Maturity Date shall be no later than February 27, 2015;

  (b) all other amounts due and payable, or to become due and payable, by Grantor to any Beneficiary pursuant to the Mortgage, this Supplemental Mortgage or the Note Purchase Agreement;

  (c) all amounts due and payable, or to become due and payable, by any Guaranteeing Subsidiary (as that term is defined in the Note Purchase Agreement) to any Beneficiary pursuant to any of the Guaranty Agreements (as that term is defined in the Note Purchase Agreement); and

  (d) all amounts due and payable, or to become due and payable, as a result of any renewal, supplement, amendment, rearrangement, modification or extension of any of the items of indebtedness described in this (S)1.1.

  (S)1.2 Subject to the provisions of (S)5.6 of this Supplemental Mortgage, the payment of the items of indebtedness described in (S)1.1 above is equally and ratably secured by the lien, security interest and assignment of rents created by this Supplemental Mortgage, without preference or priority of any Note of any series over any other Note of the same or any other series; and the amounts listed in (S)1.1 are hereinafter collectively called the "Obligations."

                                  ARTICLE II
                   GRANT OF ADDITIONAL MORTGAGED PROPERTIES

  (S)2.1 For the purposes and trusts hereinafter set forth, and for $10.00 and other valuable consideration paid to Grantor, the receipt and sufficiency of which are hereby acknowledged, Grantor has GRANTED, BARGAINED, SOLD, CONVEYED, CONFIRMED, WARRANTED, ASSIGNED AND TRANSFERRED, and by these presents does irrevocably GRANT, SELL, BARGAIN, CONVEY, CONFIRM, WARRANT, ASSIGN and TRANSFER, unto the Trustee, with power of sale, all the following described property, to wit:

  (a) all those certain tracts of land, each of which is situated in [name of the County in which New Collateral is located] County, Texas, being more fully described on Attachment A hereto, which is incorporated herein for all purposes;

  (b) any and all buildings, open parking areas and other improvements, and any and all additions, alterations, or appurtenances thereto, now or at any time hereafter situated, placed or constructed upon such tracts of land or any part thereof (collectively, the "Buildings");

  (c) all of the Grantor's right, title and interest in and to all materials, supplies, equipment, fixtures, apparatus and other items now or hereafter attached to, installed in or located in or on (temporarily or permanently) any portion of such tracts of land or any portion of the Buildings, including but not limited to, any and all partitions, window screens and shades, drapes, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, plumbing, laundry, incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, disposals, dishwashers, refrigerators and ranges, and recreational equipment and facilities of all kinds (collectively, the "Fixtures");

  (d) all of Grantor's right, title and interest in and to all tenements, rights, easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances belonging or in anywise appertaining to such tracts of land, the Buildings or the Fixtures, or any part thereof [, including without limitation recording information for title insured easements]; all of Grantor's right, title and interest in and to all water, gas, oil, minerals, coal and other substances of any kind or character underlying or relating to such tracts of land or any part thereof; all of Grantor's right, title and interest in and to any street, road, highway, or alley (vacated or otherwise) adjoining such tracts of land or any part thereof; all of Grantor's right, title and interest in and to all strips and gores belonging, adjacent or pertaining to such tracts of land or any part thereof; and any after-acquired title of Grantor to any of the foregoing (collectively, the "Appurtenances");

  (e) subject to the rights of Beneficiaries under Article III below, all existing and future leases, subleases in which Grantor has an interest, licenses and other agreements for the use or occupancy of such tracts of land, the Buildings, the Fixtures or the Appurtenances, or any part thereof, together with all guarantees of any obligation of a lessee thereunder and together with all extensions, modifications and renewals thereof, including without limitation the leases described on Attachment B hereto, which is incorporated herein for all purposes (collectively, the "Leases");

  (f) subject to the rights of Beneficiaries under Article III below, all income, receipts, security deposits, revenues, rents, issues and profits arising from and out of the Leases, including without limitation store rents, minimum rents, additional rents, percentage rents, parking and maintenance charges and fees, tax and insurance contributions, proceeds from the sale of utilities and services, cancellation premiums, and claims for damages arising from any breach of such Leases (collectively, the "Rents");

  (g) all of Grantor's right, title and interest in and to all contracts, documents, instruments, general intangibles, chattel paper, and accounts (including, without limitation, all service contracts and management contracts), whether now or hereafter existing, arising out of or relating to the sale, leasing, operation, ownership or management of such tracts of land, the Buildings, the Fixtures or the Appurtenances, or any part thereof.

  (h) all of Grantor's right, title and interest in and to all equipment, machinery, goods, general intangibles, money, accounts, contract rights, inventory and all other personal property (other than the Fixtures) of any kind or character now or hereafter located upon, within or about such tracts of land, the Buildings or the Fixtures, or any part thereof, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof;

  (i) all of Grantor's right, title and interest in and to any existing or future award, awards, remuneration, settlements or compensation relating to such tracts of land, the Buildings or the Fixtures, or any part thereof, that are made or paid by any governmental authority, including without limitation those made for vacation of, or change of grade in, any streets affecting such tracts of land, the Buildings or the Fixtures, or any part thereof;

  (j) all of Grantor's right, title and interest in and to any existing or future licenses, permits, warranties, and wastewater discharge capacity attributable or allocable to such tracts of land, the Buildings or the Fixtures, or any part thereof; and

  (k) each and every right, privilege, hereditament, and appurtenance in anywise incident or appertaining to the properties, both real and personal, described above in this (S)2.1.

  TO HAVE AND TO HOLD the hereinabove described properties, together with the rights, privileges, and appurtenances thereto belonging (all of which properties, rights, privileges and appurtenances are hereinafter collectively called the "Additional Mortgaged Properties"), unto the said Trustee and to his substitutes or successors forever, in the same manner and as part of the Mortgaged Properties (as that term is defined in the Mortgage) subject to the lien, security interest and assignment of rents created by the Mortgage as supplemented by this Supplemental Mortgage (which lien, security interest and assignment of rents are restated herein with respect to the Additional Mortgaged Properties); and Grantor does hereby bind itself, its successors, assigns, and legal representatives to warrant and forever defend all and singular the Additional Mortgaged Properties unto the Trustee, his successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, subject only to the matters (the "Approved Encumbrances") set forth on Attachment C hereto, which is incorporated herein for all purposes.

  (S)2.2 This conveyance, however, is intended as a deed of trust and security agreement and is made upon the following trusts, terms, and conditions, to wit:
In the event Grantor shall well and truly perform and pay the Obligations to the legal holder thereof when the same shall become due, then this Supplemental Mortgage and all herein contained shall be null and void and Beneficiaries shall cause this Supplemental Mortgage to be released at Grantor's cost and expense, otherwise this Supplemental Mortgage shall continue in full force and effect; provided, however, that Grantor's obligation to indemnify and hold harmless Beneficiaries and Trustee pursuant to the provisions hereof with respect to matters relating to any period of time during which this Supplemental Mortgage is in effect shall survive any such payment or release.

  (S)2.3 All of the powers of sale, powers of appointment and other rights of Beneficiaries under the Mortgage shall extend and apply to the Additional Properties as fully as though the Additional Properties had been originally a part of the properties defined as the "Mortgaged Properties" in the Mortgage. The Mortgage is hereby supplemented such that the term "Mortgaged Properties" as used in the Mortgage shall include without limitation the Additional Property.

                                  ARTICLE III
                              ASSIGNMENT OF RENTS

  (S)3.1 To facilitate payment of the Obligations, Grantor hereby absolutely transfers and assigns to Beneficiaries all right, title and interest of Grantor in and to the Leases and the Rents, together with the immediate and continuing right to receive all of the Rents. So long as no Event of Default exists, but not otherwise, Grantor may collect and retain the currently accruing Rents, but may not collect in excess of one (1) month's rental in advance or two (2) months' rental in advance where one such month's rental is attributable to the next ensuing month and one such month's rental is attributable to the last month in the lease term and is collected as security under the provisions of a written lease or rental agreement. In the event, however, any Event of Default shall occur and be continuing, thereupon or any time thereafter, while such or any subsequent Event of Default continues, Beneficiaries may, personally or through an agent selected by such holder, take, or have the Trustee take, possession and control of the Additional Mortgaged Properties, or any part thereof, and receive and collect all Rents, theretofore accrued or thereafter accruing therefrom so long as any of the Obligations remain outstanding or until the foreclosure of the lien hereof, applying so much thereof as may be collected prior to the sale of such property under foreclosure, first to the expenses incident to such possession, control, and collection and second to the payment of the Obligations in the order set forth in (S)5.6 below.

  (S)3.2 In exercise of the rights and powers created under (S)3.1 above, Grantor specifically agrees that Beneficiaries, Beneficiaries' agent, or the Trustee, as such party may see fit, may: use against Grantor or any other Persons (as that term is defined in the Note Purchase Agreement) lawful or peaceable means to enforce the collection of any such Rents and to secure possession of the Additional Mortgaged Properties, or any part thereof; settle or compromise on any terms the liability of any Person or Persons for any such Rents; institute and prosecute to final conclusion actions of forcible entry and detainer, or actions of trespass to try title, or actions for damages, or any other appropriate actions, in the name of such Person or in the name of Grantor; and settle, compromise, or abandon any such actions. In furtherance of the foregoing and not by way of limitation, Grantor binds itself to take whatever lawful or peaceful steps Beneficiaries may ask it to take for such purposes, including the institution and prosecution of actions of the character above stated; provided, however, Grantor recognizes that neither the Trustee, Beneficiaries, or any Person acting on behalf of Beneficiaries shall ever be required to collect any such Rents or be liable or chargeable for failure so to do.

  (S)3.3 Beneficiaries shall not be obligated to perform or discharge, nor do Beneficiaries hereby undertake to perform or discharge, any obligation, duty or liability under the Leases, or under or by reason of this assignment, and Grantor shall and does hereby agree to indemnify Beneficiaries against and hold Beneficiaries harmless from any and all liability, loss or damage which it may or might incur under the Leases or any of them or under or by reason of this assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in any or all of the Leases.

                                  ARTICLE IV
                              SECURITY AGREEMENT

  (S)4.1 Without limiting any of the other provisions of this Supplemental Mortgage, Grantor, as Debtor (referred to in this Article IV as "Debtor"), expressly GRANTS unto Beneficiaries, as Secured Party (referred to in this Article IV as "Secured Party," whether one or more), a security interest in all the Additional Mortgaged

Properties (including both those now and those hereafter existing) to the full extent that the Additional Mortgaged Properties may be subject, to the extent necessary or applicable, to the Uniform Commercial Code--Secured Transactions as adopted in the State of Texas (Chapter 9, Business And Commerce Code of Texas, as amended) (hereinafter called the "Uniform Commercial Code").

  (S)4.2 Debtor covenants and agrees with Secured Party that:

  (a) In addition to any other remedies granted in this Supplemental Mortgage to Secured Party or the Trustee (including specifically, but not limited to, the right to proceed against all the Additional Mortgaged Properties in accordance with the rights and remedies in respect of that Additional Mortgaged Properties which is real property pursuant to the Uniform Commercial Code), Secured Party may, should an Event of Default occur and be continuing, proceed under the Uniform Commercial Code as to all or any part of the personal property (tangible or intangible) and fixtures included in the Additional Mortgaged Properties now or hereafter acquired including, without limitation, all equipment, machinery, fixtures and other personal property of every nature whatsoever located in, or on, or attached or appurtenant to, and used or intended to be used in connection with, the operation, occupancy, development or improvement of the Additional Mortgaged Properties, and all buildings, structures, and other improvements thereon, including without limitation machine tools, motors, controls, attachments, heating, air conditioning, refrigeration, ventilation, incineration, embalming or utility systems, parts, tools, furniture, furnishings, shelves, racks, displays, appliances, drapes, and floor coverings, whether now owned or in existence or hereafter arising or acquired; all policies and certificates of insurance, insurance proceeds, condemnation proceeds or awards, licenses and permits, whether now owned or in existence or hereafter arising or acquired, arising from, used or held in connection with, or otherwise relating to the Additional Mortgaged Properties; and all attachments, accessories, accessions, replacements, substitutions, additions, improvements, proceeds, and products of any and all of the foregoing (such portion of the Additional Mortgaged Properties being referred to in this Article IV as the "Collateral"), and shall have and may exercise with respect to the Collateral all the rights, remedies, and powers of a secured party under the Uniform Commercial Code, including, without limitation, the right and power to sell, at one or more public or private sales, or otherwise dispose of, lease, or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under the Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and reasonable attorneys' fees and legal expenses thereby incurred (whether or not suit is brought or foreclosure is commenced) by Secured Party, and toward payment of the Obligations in the order set forth in (S)5.6 below.

  (b) Among the rights of Secured Party upon occurrence and continuation of an Event of Default and without limitation, Secured Party shall have the right, by any lawful means, to take possession of the Collateral or any part thereof and to enter, in any lawful manner, upon any premises where same may be situated for such purpose without being deemed guilty of trespass and without liability for damages thereby occasioned, and to take any lawful action deemed necessary or appropriate or desirable by Secured Party, at its option and in its discretion, to repair, refurbish, or otherwise prepare the Collateral for sale, lease, or other use or disposition as herein authorized.

  (c) To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and any other rights or remedies of a debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and, to the extent any such notice is required and cannot be waived, Debtor agrees that, if such notice is mailed, postage prepaid, to Debtor at the address set forth on the first page of this Supplemental Mortgage at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

  (d) Upon occurrence and during the continuation of an Event of Default, Secured Party is hereby granted the express right, at its option, to transfer to itself or to its nominee the Collateral, or any part thereof, to notify any obligor or account debtor in the case of any Collateral to make payment directly to Secured Party, and to receive the moneys, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Obligations or to apply the same to amounts owing on the Obligations in the order set forth in (S)5.6 below. With respect to the Collateral, Debtor, for itself, its successors and assigns, hereby expressly and specifically waive all rights to a marshalling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation.

  (e) All recitals in any instrument of assignment or any other instrument executed by Secured Party or by the Trustee incident to sale, transfer, assignment, lease, or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein, no other proof shall be requisite to establish full legal propriety of the sale or other action or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action and of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

  (f) Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties. Debtor shall be fully liable for all expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Collateral which are incurred or paid by Secured Party as authorized or permitted hereunder, including also all reasonable attorneys' fees, legal expenses, and costs (whether or not suit is brought or foreclosure is commenced), the amount of all of which expenses and costs shall constitute a part of the Obligations.

  (g) Certain of the Collateral is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the real estate hereinabove described and this Supplemental Mortgage upon being filed for record in the real estate records shall operate also as a financing statement upon such of the Collateral which is or may become fixtures. Debtor has an interest of record in the real estate.

  (h) Any copy of this Supplemental Mortgage which is signed by Debtor or any carbon, photographic, or other reproduction of this Supplemental Mortgage may also serve as a financing statement under the Uniform Commercial Code by Debtor, whose address is set forth on the first page of this Supplemental Mortgage, in favor of Secured Party, whose address is also set out hereinabove.

                                   ARTICLE V
                        CERTAIN REMEDIES; POWER OF SALE

  (S)5.1 Upon the occurrence and during the continuation of an Event of Default (as that term is defined in the Note Purchase Agreement), the Majority Holders shall be entitled to have a court immediately appoint a receiver for all or any portion of the premises constituting the Additional Mortgaged Properties (the "Premises"), and Grantor hereby expressly consents to the appointment of such a receiver. Any such appointment may be made either before or after sale, with such notice, if any, as may be required by court rule or proceeding, and without regard to the solvency or insolvency at the time of application for such receiver of the person or persons, if any, liable for the payment of the Obligations secured hereby, and without regard to the then value of the Premises, and without bond being required of the applicant. Such receiver shall have the power to take possession, control, and care of all or any portion of the Premises and to collect the rents and profits of the Premises and, in case of a sale and a deficiency, during the full statutory period of redemption, as well as during any further times when Grantor, its successors or assigns, except for the intervention of such receiver, would be entitled to collect such rents, issues, and profits, and all other powers which may be necessary or are useful in such cases for the protection, possession, control, management, and operation of the Premises during the whole of said period. To the extent permitted by law, the receiver may be authorized by the court to extend or modify any then existing leases and to make new leases, which extensions, modifications, and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness secured hereunder. It is understood and agreed that any such leases and the options or other such provisions authorized by such receiver shall be binding upon Grantor and upon all persons whose interests in the Premises are subject to the lien hereof, and upon the purchaser or purchasers from sale, discharge of the indebtedness secured hereby, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser.

  (S)5.2 If an Event of Default arises out of Grantor's failure to pay any taxes or assessments upon the Additional Mortgaged Properties before the same become delinquent, or Grantor's failure to procure or maintain such insurance with respect to the Additional Mortgaged Properties as is required by the Note Purchase Agreement, or Grantor's failure to perform any other covenant of Grantor set forth in (S)10 of the Note Purchase Agreement, then any Beneficiary, at its option and without any obligation to do so, may pay any such taxes or assessments (without being required to examine the legality of the same), procure such insurance, or tender such performance. All amounts advanced by Beneficiaries pursuant to this (S)5.2 shall be due and payable on demand, shall become a part of the Obligations, shall bear interest from the date such payments are advanced until the repayment thereof at a rate of 10% per annum and shall be fully secured by the lien, security interest and assignment of rents created by the Mortgage as supplemented by this Supplemental Mortgage. Grantor agrees that the payment of such taxes or assessments, or the procuring and maintaining of such insurance, or the tendering of such performance by Beneficiaries shall not prevent Beneficiaries from declaring the Obligations to be due and payable by reason of the occurrence and continuation of such Event of Default or pursuing any other remedies available to Beneficiaries.

  (S)5.3 Upon the occurrence and during the continuation of an Event of Default, it shall thereupon be the duty of the Trustee, or its successors, as hereinafter provided, at the request of the Majority Holders (as defined in the Note Purchase Agreement), to enforce this trust and to sell the Additional Mortgaged Properties (with or without all or any part of the other properties then subject to the lien, security interest and assignment of rents created by the Mortgage), as an entirety or in parcels, by one sale or by several sales, held at one time or at different times, all as the Trustee acting may elect, each sale to be held at the location within the county courthouse designated for the holding of nonjudicial foreclosure sales by the Commissioners Court of any county in which a part of the real property to be sold is situated (or if no area has been so designated, then in an area within said courthouse described in the notice referred to in (S)5.4 and to be made on the first Tuesday of some month between the hours of 10 o'clock a.m. and 4 o'clock p.m. to the highest bidder for cash at public vendue, after the Trustee (or a Person or Persons selected by the Trustee) and Beneficiaries shall have given notices of the proposed sale in the manner hereinafter set forth, and to make due conveyance to the purchaser or purchasers, with special warranty of title to such purchaser or purchasers binding upon Grantor and its successors and assigns. Such sale must begin at the time stated in the notice referred to in (S)5.4 or not later than three hours after that time. Grantor, for itself, its successors and assigns, hereby expressly and specifically waives all rights to a marshalling of the assets of Grantor, including the Additional Mortgaged Properties, or to a sale in inverse order of alienation.

  (S)5.4 The Trustee (or a Person or Persons selected by the Trustee) shall give notice of each such proposed sale by posting written notice of the time, place, and terms of sale at the courthouse door, and by filing a copy of such written notice in the office of the county clerk, of the county in which the sale is to be made for at least twenty-one (21) consecutive days preceding the date of the sale. Where real properties to be sold are situated in more than one county, one notice shall be posted at the courthouse door, and a copy of such notice shall be filed with the county clerk, of each county in which a part of the real properties to be sold is situated, and such notices shall designate the county where such real properties will be sold, which may be any county in which a part of said real properties is situated. In addition to the foregoing notice or notices to be posted and filed by the Trustee (or a Person or Persons selected by the Trustee), Beneficiaries shall, at least twenty-one (21) days preceding the date of sale, serve or cause to be served written notice of the proposed sale by certified mail on each debtor obligated to pay such indebtedness according to the records of Beneficiaries. The service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to each such debtor at the most recent address (which shall be within the United States of America) as shown by the records of

Beneficiaries, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such notice was given shall be prima facie thereof. In this respect and to the full extent it may legally do so, Grantor also expressly covenants, stipulates, and agrees that: (i) the address of Grantor set out on the first page of this Supplemental Mortgage shall be deemed and considered conclusively to be and remain at all times the most recent address of all debtors obligated to pay such indebtedness as shown by the records of Beneficiaries, provided such address may be changed to some other address within the United States of America from time to time only by express written notice of change thereof signed by all debtors obligated to pay such indebtedness sent by certified U.S. mail and actually delivered to and received by Beneficiaries and setting forth a new address which shall be within the United States of America and which shall be deemed and considered conclusively to be and remain at all times thereafter the most recent address of all debtors obligated to pay such indebtedness as shown by the records of Beneficiaries until changed in the manner herein provided, (ii) the records of Beneficiaries shall not be deemed to reflect any change in the name or identity of the debtors obligated to pay the indebtedness (to whom notice of a proposed sale shall be required to be mailed as provided for above) unless and until express written notice of such change signed by all debtors obligated to pay such indebtedness shall have been actually delivered to and received by Beneficiaries, and (iii) no notice of sale or sales of the additional Mortgaged Properties other than the notices hereinabove provided shall be required to be given to Grantor or any other persons and any other notice is expressly waived.

  (S)5.5 The provisions of (S)5.4 with respect to posting, serving, filing, and giving notices of sale are intended to comply with the provisions of section
51.002 of the Property Code of the State of Texas (in this (S)5.5 such section
51.002 being called the "Subject Statute"). In the event the requirement for any notice, or the posting, serving, filing, or giving thereof, under the Subject Statute shall be eliminated or the prescribed manner of posting, serving, filing, or giving same is modified by future amendment to the Subject Statute, the requirement for such particular notice shall be stricken from, or the manner of posting, serving, filing, or giving any notice hereunder modified in, this Supplemental Mortgage in conformity with such amendment. The manner herein prescribed for posting, serving, filing, or giving any notice, other than that to be posted and filed or caused to be posted and filed by the Trustee, shall not be deemed exclusive but such notice or notices may be posted, served, filed, or given in any other manner which may be permitted by applicable law. Further, in relation to this Supplemental Mortgage and the exercise of any power of sale by the Trustee hereunder, if the Subject Statute shall be amended or modified to require any other notice or the posting, filing, serving, or giving thereof or if any other law shall require any other notice or the posting, filing, serving, or giving thereof, the Trustee or the Person selected by him is hereby authorized and empowered by Grantor to give such notice or make such posting, filing, serving, or giving thereof, provided that Grantor waives such other notice or the posting, filing, serving, or giving thereof to the full extent Grantor may lawfully so do.

  (S)5.6 At any sale conducted under the Mortgage as supplemented by this Supplemental Mortgage, credit upon all or any part of the Obligations shall be deemed cash paid for the purpose of (S)5.3; and any Beneficiary may purchase at any such sale.

The proceeds arising from such sale or sales, whether under the provisions of this Article 5 or otherwise, shall be applied to the extent not prohibited by applicable law: first, to the payment of the costs and expenses of such sale, including reasonable commissions or compensation to the Trustee, its agents and counsel, and of any judicial proceedings wherein the same may be made; second, to the payment of the whole amount then owing on the Notes for accrued and unpaid interest; third, to the payment of the whole amount then owing on the Notes for the Note Default Premium; fourth, to the payment of the whole amount then owing on the Notes for principal; fifth, to the payment of any other Obligations; sixth, to the extent known by Beneficiaries, to the payment of any obligation (other than the Obligations) the payment of which is secured by any lien on or security interest in any of the additional Mortgaged Properties or any other Mortgaged Properties sold at such sale; and seventh, to the payment of the surplus, if any, to Grantor.

  (S)5.7 Without limiting any of the powers or remedies provided elsewhere, Grantor agrees that, in the event the Obligations include, at any time, amounts which are then due and payable as well as amounts which are not yet then due and payable, the Beneficiaries shall have the right to have the Additional Mortgaged Properties sold, subject to the lien, security interest and assignment of rents created by the Mortgage as supplemented by this Supplemental Mortgage securing the part of the Obligations which is not due and payable at the time the Trustee is requested to make such sale, at Trustee's sale to satisfy the lien and security interest hereof securing the portion of the Obligations which is then due and payable and the Trustee is expressly authorized and empowered to conduct such sale which is called in this (S)5.7 "Installment Foreclosure." Any Installment Foreclosure made under this (S)5.7 shall not affect the lien, security interest and assignment of rents created by the Mortgage as supplemented by this Supplemental Mortgage existing to secure that portion of the Obligations to which the sale is to be made subject. No Installment Foreclosure shall exhaust the power of the Trustee to conduct future Installment Foreclosures nor in anywise limit the powers of sale provided elsewhere in this Supplemental Mortgage. The provisions elsewhere in this Supplemental Mortgage relating to manner of conducting Trustee's sales, including the posting, filing, and giving of notices thereof, shall also apply to any Installment Foreclosure and the same presumptions shall be applicable to any Trustee's deed or recital therein contained in connection with an Installment Foreclosure and to any other affidavit as hereinabove provided.

  (S)5.8 In the case of the absence of the Trustee from the state, or of its refusal or failure to act, or in the event the Majority Holders should elect at any time (with or without cause) to remove the Trustee then acting, a successor or substitute (the "Successor" or "Successor Trustee") may be named, constituted, and appointed by the Majority Holders, without further formality than an appointment and designation in writing, which appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein recited; and this conveyance shall vest in the Successor or Substitute Trustee the title, powers, and duties conferred on the Trustee named herein and the conveyance by the Successor or Substitute Trustee to the purchaser at any sale made pursuant hereto shall be valid and effective as fully as hereinabove provided in the case of a conveyance by the Trustee. Such right to appoint a Successor or Substitute Trustee shall exist as often as and whenever the

Trustee, original, successor, or substitute, cannot or will not act or has been removed. Grantor specifically covenants and stipulates that: the recitals in the conveyance made to the purchaser, either by the Trustee or any Successor or Substitute Trustee, shall be full proof and evidence of the matters therein stated; no other proof shall be requisite of the request by the Majority Holders on the Trustee or on any Successor or Substitute Trustee to enforce this trust, or of the due, timely, and proper posting, filing, and giving of all notices and making of the sale, or any particulars thereof, or of the inability, refusal, or failure of the Trustee or any Successor or Substitute Trustee to act, or of the removal of the Trustee or any Successor or Substitute Trustee, or of the appointment of a Successor or Substitute Trustee, as herein provided, either as to the legality of its appointment or otherwise, or of the contingencies which brought about the failure or inability of the Trustee or any Successor or Substitute Trustee to act, or of its removal, as the case may be; all prerequisites of said sale shall be presumed to have been performed; and any sale made under the powers herein granted shall be a perpetual bar against Grantor, its successors and assigns.


  (S)5.9 The right of sale under the Mortgage as supplemented by this Supplemental Mortgage shall not be exhausted by one or any sale, but, so long as any of the Obligations remain unpaid, the Trustee or Successor or Substitute Trustee may make other and successive sales until all the Mortgaged Properties shall be legally sold. Beneficiaries may, at their option, institute appropriate proceedings of foreclosure at law or in equity.

                                  ARTICLE VI
                                 MISCELLANEOUS

  (S)6.1 Conflict of Law. In the event any item, term, or provision contained in this Supplemental Mortgage is in conflict or may be held hereafter to be in conflict with any applicable laws, this Supplemental Mortgage shall be affected only as to its application to such item, term, or provision and shall in all other respects remain in full force and effect.

  (S)6.2 Headings. All article and section titles or captions contained in this Supplemental Mortgage or in any schedule or exhibit hereto are for convenience only and shall not be deemed a part of this Supplemental Mortgage and shall not affect the meaning or interpretation of this Supplemental Mortgage.

  (S)6.3 Usury. Grantor and Beneficiaries specifically intend and agree that this Supplemental Mortgage is subject in all respects to (S)24 of the Note Purchase Agreement which is hereby referred to and incorporated herein for all purposes.

  (S)6.4 No Impairment of SecuritY. Grantor agrees that no other security (including without limitation the lien, security interest and assignment of rents created by the Mortgage) now existing or hereafter taken, for the Obligations shall be impaired or affected (other than, with respect to the Mortgage, the addition of the Additional Mortgaged Properties to the properties covered by the lien, security interest and assignment of rents created by the Mortgage) in any manner by the execution hereof; no security subsequently taken by any holder of the Notes shall impair or affect in any manner the security given by this Mortgage; all security for the payment of the Obligations shall be taken, considered, and held as cumulative; and the taking of additional security shall at no time release or impair any security by endorsement or otherwise previously given. Grantor further agrees that any part of the security herein described may be released without in anywise altering, varying, or diminishing the force of, effect of, or lien, security interest and assignment of rents created by, this Supplemental Mortgage, or of any renewal or extension of said lien, security interest and assignment of rents, and that this Supplemental Mortgage shall continue as a first lien, security interest and assignment of rents on all the additional Mortgaged Properties not expressly released until all Obligations are fully paid.

  (S)6.5 Enforcement. The commencement of an action to foreclose any lien, security interest or assignment under this Supplemental Mortgage either on any matured portions of the Obligations or for all Obligations shall never be considered an election so as to preclude foreclosure under any power of sale herein contained after dismissal of the suit.

  (S)6.6 Waivers. Grantor specifically waives any notice of the creation, advancement, existence, extension or renewal of, or of any indulgence with respect to, the Obligations, and any part thereof, and of non-payment thereof or default thereon, and waives demand (including, but not by way of limitation, demand for payment of an overdue installment), protest, presentment and notice of demand, protest, presentment and notice of intent to accelerate maturity and notice of acceleration of maturity with respect to the Obligations, and waives notice of the amount of the Obligations outstanding at any time, and agrees that the maturity of the Obligations, and any part thereof, may be accelerated, extended or renewed by Beneficiaries without notice or consent by Grantor.

  (S)6.7 No Waiver. Grantor agrees that no renewal or extension of, or any other indulgence with respect to, the Obligations or any part thereof, no release of any security (other than an express release of this Supplemental Mortgage), for the payment of the Obligations or any part thereof, no release of Grantor or any other Person primarily or secondarily liable for the payment of the Obligations or any part thereof (including any maker, endorser, guarantor or surety), no delay in enforcement of payment of the Obligations or any part thereof, and no delay or omission or lack of diligence in exercising any right or power with respect to the Obligations, or any other security therefor or guaranty thereof, shall in any manner impair or affect the rights of Beneficiaries hereunder. Grantor specifically agrees that it shall not be required, and that Grantor shall not be entitled to require, that Beneficiaries file suit or proceed to obtain a judgment against Grantor or any other Person or that Beneficiaries proceed against or foreclose against or seek to realize upon any other security now or hereafter existing for the payment of the Obligations or any part thereof, or file suit or proceed to obtain a judgment against any other party (maker, guarantor, endorser or surety) obligated to pay the Obligations before, or as a condition to, or at any time after, foreclosing upon or otherwise selling or disposing of or utilizing the additional Mortgaged Properties for the purpose of paying the Obligations or any part thereof. Grantor expressly waives any right to the benefit of or to require or control application of any other security or the proceeds of any other security now existing or hereafter obtained by Beneficiaries from any Person other than the Grantor as security for the payment of the Obligations.

  (S)6.8 Waiver of Marshalling. To the extent that Grantor may lawfully do so, Grantor hereby expressly waives any right pertaining to the marshalling of assets, the exemption of homestead, the administration of estates of decedents, or other matter to defeat, reduce or affect the right of Beneficiaries to foreclose the additional Mortgaged Properties for the collection of the Obligations (without any prior or different resort for collection), or the right of Beneficiaries to the payment of the Obligations out of the proceeds of sale of the additional Mortgaged Properties in preference to every other person and claimant.

  (S)6.9 Partial Invalidity. If any provision of this Supplemental Mortgage is held to be illegal, invalid, or unenforceable under present or future laws effective while this Supplemental Mortgage is in effect, the legality, validity and enforceability of the remaining provisions of this Mortgage shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Mortgage a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

  (S)6.10 Usage of Terms. The term "Grantor" as used herein shall include not only the party who is designated as Grantor and who executes this Supplemental Mortgage but also the successors, legal representatives, and assigns of such party, including without limitation any successor entity pursuant to (S)9.11 of the Note Purchase Agreement. Whenever the context requires, the gender of words used herein shall include the masculine, feminine, and neuter, and number of words used herein shall include the singular and the plural.

  (S)6.11 Governing Law. This Supplemental Mortgage shall be construed and enforced in accordance with, and governed by, the laws of the State of Texas.

  (S)6.12 Notices. All notices, consents, approvals, and other communications required hereunder shall be in writing, and shall be given and deemed effective as provided in (S)23 of the Note Purchase Agreement.

  IN WITNESS WHEREOF, Grantor has executed this Supplemental Mortgage on the date of the acknowledgment below to be effective for all purposes as of the Effective Date.

                    WEINGARTEN REALTY INVESTORS

                    By:------------------------
                    Name: [Name of Officer]
                    Title: [Office of Officer]

STATE OF TEXAS    (S)
                  (S)
COUNTY OF HARRIS  (S)

  This instrument was acknowledged before me on [date of acknowledgment], by [name of officer] (personally known to me), [office of officer] of Weingarten Realty Investors, a Texas real estate investment trust, on behalf of said real estate investment trust.

                    -----------------------
                    Notary Public Signature

(PERSONALIZED SEAL)

                                                                 Attachment A to
                                                     Supplemental Deed of Trust,
                                                            Assignment of Rents,
                                                          Security Agreement and
                                                             Financing Statement

                         Description of Tracts of Land
                         -----------------------------

                                                                 Attachment B to
                                                     Supplemental Deed of Trust,
                                                            Assignment of Rents,
                                                          Security Agreement and
                                                             Financing Statement

                             Description of Leases
                             ---------------------

                                                                 Attachment C to
                                                     Supplemental Deed of Trust,
                                                            Assignment of Rents,
                                                          Security Agreement and
                                                             Financing Statement

                             Approved Encumbrances
                             ---------------------

                                                               Exhibit S To Note
                                                              Purchase Agreement

                          WEINGARTEN REALTY INVESTORS

                           OFFICERS' CERTIFICATE TO
                    REQUEST RELEASE FROM GUARANTY AGREEMENT

  This certificate is delivered pursuant to (S)15(a) of the Note Purchase Agreement dated as of April 1, 1994 (the "Agreement"), between Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), and The Variable Annuity Life Insurance Company and American General Life Insurance Company. The undersigned, [name of the Chairman of the Board of Trust Managers, the President or one of the Executive Vice Presidents of the Trust], a/the [office of officer] of the Trust, and [name of chief financial officer, chief accounting officer or the Treasurer of the Trust], a/the [office of officer] of the Trust, hereby certify on behalf of the Trust to each of the Holders as follows:

  1. No condition or event exists that constitutes an Event of Default or Potential Event of Default, and no other Officers' Certificate has been delivered pursuant to (S)15 of the Agreement since the end of the most recently ended fiscal quarter of the Trust.

  2. Consolidated Total Assets at the end of the most recently ended fiscal quarter of the Trust was $[Consolidated Total Assets].

  3. The amount of Consolidated Total Assets at the end of such fiscal quarter that is attributable to assets owned at the date hereof by the Trust or one or more Guaranteeing Subsidiaries is $[such amount].

  4. The name of the Guaranteeing Subsidiary for which a Release from Guaranty is requested pursuant to this certificate is [name of such Guaranteeing Subsidiary], and the jurisdiction of incorporation of such Guaranteeing Subsidiary is [jurisdiction of incorporation of such Guaranteeing Subsidiary].

  5. The amount of Consolidated Total Assets at the end of such fiscal quarter that is attributable to assets owned at the date hereof by such Guaranteeing Subsidiary is $[such amount].

  6. The remainder obtained by subtracting $[amount stated pursuant to clause
(5) of this certificate] from $[amount stated pursuant to clause (3) of this certificate] is greater than 75% of $[amount stated pursuant to clause (2) of this certificate]. Therefore, the Trust hereby requests each of the Holders to execute and deliver to the Trust a Release from Guaranty dated as of the date of this certificate and substantially in the form of Exhibit T to the Agreement, with appropriate insertions to identify such Guaranteeing Subsidiary as the Released Subsidiary (as that term is defined in Exhibit T to the Agreement).

  Capitalized terms used herein, and not otherwise defined, have the same meanings as set forth in the Agreement.

  Dated: [Date of delivery of such officers' certificate]

                    WEINGARTEN REALTY INVESTORS

                    By:------------------------
                    Name: [Name of Officer]
                    Title: [Office of Officer]

                    By:------------------------
                    Name: [Name of Officer]
                    Title: [Office of Officer]

                                                               Exhibit T To Note
                                                              Purchase Agreement

                             RELEASE FROM GUARANTY

  In reliance upon the representations made to the undersigned in the Officers' Certificate delivered pursuant to (S)15(a) of the Note Purchase Agreement dated as of April 1, 1994, between Weingarten Realty Investors (the "Trust") and The Variable Annuity Life Insurance Company and American General Life Insurance Company, the undersigned holder of one or more of the Trust's Variable Issue Senior Secured Notes does hereby release and discharge [name of Guarantor], a [state and form of organization of Guarantor] (the "Released Subsidiary"), from any obligation or liability to the undersigned pursuant to the Agreement of Guaranty dated as of [date of Guaranty Agreement], executed and delivered by the Released Subsidiary.

  Dated as of [date of Officers' Certificate pursuant to which Release from Guaranty was requested].

                    [Name of Holder]

                    By:------------------------------
                    Name: [Name of Officer of Holder]
                    Title: [Office of Officer]

                                                               Exhibit U To Note
                                                              Purchase Agreement

                        SUBORDINATION, NON-DISTURBANCE
                           AND ATTORNMENT AGREEMENT

THE STATE OF TEXAS                      (S)
                                        (S)
COUNTY OF [County of Leased Premises]   (S)

  THIS AGREEMENT entered into as of [date at or after the date of execution of
(i) the Mortgage or (ii) the Supplemental Mortgage] (the "Effective Date"), between [names of (i) the Purchasers or (ii) the Holders as of the Effective Date] (collectively, the "Current Beneficiaries") and [name of Tenant], a [state and form of organization of Tenant] ("Tenant");

                             W I T N E S S E T H:

  WHEREAS, Weingarten Realty Investors ("Landlord") executed a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (together with any supplements thereto, the "Mortgage") to John Madsen, as trustee, filed or to be filed for record in the Official Public Records of Real Property of Harris County, Texas, and in the Official Records of Fort Bend County, Texas, and creating a lien on the real property (the "Property") located in [County of Leased Premises] County, Texas, and described on Attachment A hereto; and

  WHEREAS, the Mortgage secures the payment of, among other amounts, the amounts that become due and payable pursuant to Landlord's Variable Issue Senior Secured Notes (the "Notes") in an aggregate principal amount of not more than $30,000,000, issued and sold, or to be issued and sold, pursuant to the Note Purchase Agreement dated as of April 1, 1994 (together with any amendments thereto, the "Note Purchase Agreement"), between Landlord and The Variable Annuity Life Insurance Company and American General Life Insurance Company, payable as provided therein and in the Note Purchase Agreement, and with each Note finally maturing no later than its Maturity Date (as defined in the Note Purchase Agreement); and

  WHEREAS, Tenant is the owner of the leasehold estate created under the Lease Agreement dated [date of Lease] (together with any amendments thereto, the "Lease"), executed between Landlord and Tenant, covering certain premises (the "Leased Premises") more particularly described in the Lease and situated on the Property, to which instrument reference is made for all purposes;

  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Current Beneficiaries and Tenant hereby covenant and agree as follows:

  (1) So long as Tenant is not in default (beyond any period given Tenant under the Lease to cure such default) in the payment of rent or other sums payable by Tenant under the Lease or in the performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed, (i) Tenant's possession of the Leased Premises and Tenant's rights and privileges under the Lease, or any extension or renewal thereof that may be effected in accordance with any option therefor in the Lease, shall not be diminished or interfered with by the Beneficiaries (as used in this Agreement, the term "Beneficiaries" has the meaning ascribed to such term in the Mortgage) and (ii) Tenant's occupancy of the Leased Premises shall not be disturbed by the Beneficiaries during the term of the Lease or of such extension or renewal.

  (2) So long as Tenant is not in default (beyond any period given Tenant under the Lease to cure such default) in the payment of rent or other sums payable by Tenant under the Lease or in the performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed, the Beneficiaries will not commence any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease solely because of any default under the Mortgage.

  (3) If the interests of Landlord in the Property shall be transferred to and owned by the Beneficiaries by reason of foreclosure or other proceedings brought by Beneficiaries, or by reason of any other transaction, and the Beneficiaries succeed to the interests of Landlord under the Lease, Tenant shall be bound to the Beneficiaries under all of the terms, covenants and conditions of the Lease for the balance of the term thereof and any extension or renewal thereof that may be effected in accordance with any option therefor in the Lease, with the same force and effect as if the Beneficiaries were the Landlord under the Lease, and Tenant does hereby attorn to the Beneficiaries as Tenant's landlord, said attornment to be effective and self-executing, without the execution of any further instruments on the part of either party hereto, immediately upon the succession by the Beneficiaries to the interests of Landlord under the Lease, provided that Tenant shall be under no obligation to pay rent to the Beneficiaries until Tenant receives written notice from the Beneficiaries that
(i) the Beneficiaries have succeeded to the interests of Landlord under the Lease or (ii) the Beneficiaries have elected to receive and collect rents under the Lease pursuant to the assignment of rents contained in the Mortgage. The respective rights and obligations of Tenant and the Beneficiaries upon such attornment, to the extent of the balance of the term of the Lease and any such extensions and renewals shall be and are the same as now set forth in the Lease, it being the intention of the parties hereto to incorporate the Lease in this Agreement by reference with the same force and effect as if set forth herein.

  (4) If the Beneficiaries shall succeed to the interests of Landlord under the Lease, the Beneficiaries shall be bound to Tenant under all the terms, covenants and conditions of the Lease, and Tenant shall, from and after the Beneficiaries' succession to the interests of Landlord under the Lease, have the same remedies against the Beneficiaries for the breach of an agreement contained in the Lease that Tenant would have had under the Lease against Landlord if the Beneficiaries had not succeeded to the interests of Landlord, provided that the Beneficiaries shall not be:

  (a) liable for any act or omission of Landlord; or

  (b) subject to any right of offset or defenses that Tenant might have against Landlord.

  (5) Tenant covenants and agrees that the Lease is hereby, and shall at all times continue to be, subordinate, secondary and inferior to the Mortgage and the lien thereof and to any renewals, modifications, extensions, substitutions or replacements of the Mortgage, and to any present or future mortgage that may now or hereafter secure the payment of the amounts that become due and payable pursuant to the Notes, but any renewals, modifications, extensions, substitutions or replacements of the Mortgage, or any such other mortgage, shall nevertheless be subject to and entitled to the benefit of this Agreement.

  (6) This Agreement may not be modified other than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns, including without limitation any subsequent Beneficiaries.

  EXECUTED on the dates of the acknowledgments set forth below, to be effective, however, for all purposes as of the Effective Date.


                    [Name of Tenant]

                    By-----------------------

                    Name: [Name of Officer]
                    Title: [Title of Officer]

                    [signature blocks for (i) the Purchasers or (ii) the Holders as of the Effective Date]

Landlord hereby consents to
this Agreement:

WEINGARTEN REALTY INVESTORS

By:-----------------------
Name: [Name of Officer]
Title: [Office of Officer]

THE STATE OF TEXAS      (S)
                        (S)
COUNTY OF HARRIS        (S)

  This instrument was acknowledged before me on [date of acknowledgment] by [name of officer] (personally known to me), [office of officer] of Weingarten Realty Investors, a real estate investment trust, on behalf of said real estate investment trust.

(SEAL)

                    -----------------------------
                      Notary Public in and for
                        the State of Texas

                    -----------------------------
                       (Printed Name of Notary)

                    My commission expires:_______

[Insert form of acknowledgement for Tenant, and for each of (i) the Purchasers or (ii) the Holders as of the Effective Date, in each case in the following form:]

THE STATE OF TEXAS          (S)
                            (S)
COUNTY OF_________          (S)

  This instrument was acknowledged before me on [date of acknowledgment] by [name of officer], [office of officer] of [name of party], a [state and form of organization], on behalf of said [form of organization.]

(SEAL)


                    -----------------------------
                       Notary Public in and for
                          the State of Texas

                    -----------------------------
                       (Printed Name of Notary)

                    My commission expires:_______

                                                  Attachment A to Subordination,
                                        Non-Disturbance and Attornment Agreement


                            Description of Property

                                                               Exhibit V To Note
                                                              Purchase Agreement

                          TENANT ESTOPPEL CERTIFICATE

                             [date of certificate]

[names of (i) the Purchasers or (ii) the Holders
 as of the date of this certificate]
c/o American General Corporation
2929 Allen Parkway
Houston, Texas 77019

     Re: Lease Agreement dated [date of Lease] (as amended by the instruments, if any, described on Attachment A hereto, the "Lease"), between Weingarten Realty Investors ("Landlord") and [name of Tenant] ("Tenant")

Ladies and Gentlemen:

  In connection with Landlord's Variable Issue Senior Secured Notes (the "Notes") in an aggregate principal amount of not more than $30,000,000, issued and sold, or to be issued and sold, pursuant to the Note Purchase Agreement dated as of April 1, 1994 (the "Note Purchase Agreement"), between Landlord and The Variable Annuity Life Insurance Company and American General Life Insurance Company, Tenant hereby represents and warrants to each of you, and to each subsequent Holder (as defined in the Note Purchase Agreement), that as of the date hereof:

  1. Tenant is the tenant under the Lease, is in actual possession of the premises covered by the Lease, and is in compliance with its covenants, agreements and obligations under the Lease.

  2. The Lease is in full force and effect, and there are no amendments, modifications or other agreements relating to the Lease except as stated on Attachment A hereto. A true and complete copy of the Lease is attached hereto as Attachment A.

  3. Landlord is not in default under the Lease, and Tenant is not aware of any facts that with notice or passage of time would constitute a default under, or a breach of the terms or conditions of, the Lease.

  4. Rent under the Lease is as set forth in the Lease, is payable in accordance with the terms thereof, and has been paid through [date to which rent has been paid at the date of this certificate]. Tenant has no right of offset or defenses with respect to Tenant's obligations to pay rent under the Lease, except under the conditions, if any, expressly set forth in the Lease, none of which conditions has occurred and is continuing.

  5. The Landlord holds a security deposit in the amount of $[amount of deposit] pursuant to the Lease.

  6. Tenant hereby confirms that the Lease term commenced [date of commencement of Lease] and will terminate on [date of termination of Lease].

  7. Tenant understands that you and each subsequent Holder will rely on this estoppel certificate in purchasing the Notes held by you or by such Holder.

  8. In the event of a default under the Lease, Tenant agrees to give written notice of such default to the Holders, c/o American General Corporation, 2929 Allen Parkway, Houston, Texas 77019, Attention: Private Placements, and allow the Holders 60 days from receipt of such notice within which to cure said default. The Holders may elect to cure said default but shall have no obligation to do so.

                    [Name of Tenant]

                    By:-----------------------
                    Name: [Name of Officer]
                    Title: [Office of Officer]

THE STATE OF TEXAS        (S)
                          (S)
COUNTY OF_________        (S)

  This instrument was subscribed, sworn to and acknowledged before me on [date of acknowledgment] by [name of off1cer of Tenant], [office of officer] of [name of Tenant], a [state and form of organization of Tenant], on behalf of said [form of organization of Tenant].

(SEAL)

                    -----------------------------
                       Notary Public in and for
                         the State of Texas


                    -----------------------------
                      (Printed Name of Notary)

                    My commission expires:_______

                                                          Attachment A To Tenant
                                                            Estoppel Certificate

                              [Copy of the Lease]

                                                               Exhibit W To Note
                                                              Purchase Agreement

                                 TITLE OPINION

                   [Letterhead of Andrews & Kurth L.L.P. or
               other counsel acceptable to the Majority Holders]

[date determined by (S)(S)4.8(d), 5.10(c), 10.11(c), 13.4(b)2(iii) or
13.5(b)(iii) of the Agreement]

Re: Approximately [number of acres] acres of land, situated in [county of Subject Property] County, Texas, more particularly described by metes and bounds on Attachment A hereto, together with all Buildings and Fixtures (as such terms are defined in the Note Purchase Agreement) with respect to such tract of land (collectively, the "Subject Property").

[Names of (i) the Purchasers or (ii) the Holders as of the date of the Title Opinion]
c/o American General Corporation
2929 Allen Parkway
Houston, Texas 77019

Ladies and Gentlemen:

  This letter is being delivered to you at the request of Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), pursuant to
(S)[4.8(d), 5.10(c), 10.11(c), 13.4(b)(2)(iii) or 13.5(b)(iii)] of the Note
Purchase Agreement dated as of April 1, 1994 (the "Note Purchase Agreement"), between the Trust and The Variable Annuity Life Insurance Company and American General Life Insurance Company.

  For purposes of rendering the opinion expressed herein, we have examined each of the following documents (the "Title Documents"):

  (a) the Owner Policy No. [ ] dated [ ], 19[ ] (the "Base Title Policy"), issued by [ ] to the Trust, a copy of which is attached hereto as Attachment B;

  (b) the Nothing Further Certificate dated [ ], 19[ ] (the "Nothing Further Certificate"), issued by [ ] to you and the Trust and covering the time period from [ ], [ ] to [ ], [ ], a copy of which is attached hereto as Attachment C;

  (c) the Name Search Certificate dated [ ], 19[ ] (the "Name Search Certificate"), issued by [ ] to you and the Trust, a copy of which is attached hereto as Attachment D;

  (d) [additional Nothing Further Certificates, if any];

  (e) Certificate of Good Standing of the Trust dated [ ], 19[ ], issued by the Secretary of State of the State of Texas;

  (f) [copies of all documents of record set forth in the Nothing Further Certificate[s]]; and

  (g) [copies of all documents of record set forth in the Name Search Certificate[s]].

In rendering the opinion expressed herein, we have relied exclusively on the Title Documents, and we have assumed that as of the date of the Base Title Policy, the insured named therein had good and indefeasible title to the Subject Property. Further, we have assumed (i) the accuracy and completeness of the information set forth in each of the Title Documents, (ii) the due authorization, execution and delivery of each of the instruments described therein, (iii) the genuineness of each of the Title Documents and of all documents referred to in the Nothing Further Certificate, (iv) the accuracy of the recitals and other statements of governmental officials contained therein, and (v) that the Nothing Further Certificate accurately describes all instruments affecting title to or encumbrances on the Subject Property for the period covered by such Nothing Further Certificate and that such instruments are genuine. For purposes of rendering that opinion, we have not reviewed any surveys relating to the Subject Property. Although we have conducted no investigation for the purpose of determining the genuineness of any Title Document or the accuracy or completeness of the information set forth therein, we have no actual knowledge of any material inaccuracy therein or that any Title Document is incomplete in any material respect or that any Title Document is not genuine. Although we may have represented persons, other than the Trust, in connection with matters pertaining to the Subject Property, we have not reviewed our files in connection with any such representation. Accordingly, the phrase

"actual knowledge", as used herein, does not include any information obtained as a result of such representation.

  We advise you that the Nothing Further Certificate[s] and Name Search Certificate[s] identified above cover a period ending before the date of this letter, and we express no opinion with respect to any matter that would be disclosed by an examination of public records for the period subsequent to the time period covered by the Nothing Further Certificate[s] and Name Search Certificate[s] through the date hereof. Although we have not investigated whether the Trust has conveyed or encumbered the Subject Property during that period, we have no actual knowledge of any such conveyance or encumbrance.

  Based upon the foregoing and subject to the qualifications hereinafter set forth, we are of the opinion that the Trust holds good and indefeasible record title to the Subject Property, subject to the following:

  [exceptions to title]

  In rendering the opinion expressed herein, we express no opinion as to (i) the acreage of the Subject Property, the location of the Subject Property, the contiguousness of the lots or tracts of land that constitute the Subject Property, or any other matter that a survey would disclose, (ii) rights of parties-in-possession of the Subject Property or other rights created through adverse possession of the Subject Property, (iii) easements, rights-of-way or drainage ditches over, under, or across the Subject Property (or any part thereof) that are not of record, or any other matter which an examination of the Subject Property on the ground would disclose, (iv) the absence of liens on the Subject Property to secure the payment of taxes, (v) the effect of governmental police power (except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the Subject Property is identified in the Title Documents) and any law, ordinance or governmental regulation restricting, regulating, prohibiting or relating to (a) the occupancy, use, or enjoyment of the Subject Property, (b) the character, dimensions or location of any improvement now or hereafter erected on the Subject Property, or (c) environmental protection (except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the Subject Property is identified in the Title Documents), (vi) the effect of any federal bankruptcy, state insolvency or other state or federal creditor's rights laws on title to the Subject Property, (vii) the existence of unfiled mechanic's or materialman's liens on the Subject Property, or (viii) any encumbrances of record not revealed by the instruments examined in connection with this opinion. Although we have made no investigation of such matters, we have no actual knowledge of (i) any parties-in-possession of the Subject Property (or any part thereof), other than the tenants in possession under written leases executed by the Trust or its predecessor in title, or (ii) any adverse possession of the Subject Property (or any part thereof).

  The opinions expressed herein are for the sole benefit of, and may be relied upon only by, each of you, your respective successors and assigns, and each holder from time to time of any of the Trust's Variable Issue Senior Secured Notes issued pursuant to the Note Purchase Agreement. Such reliance is limited to the transactions contemplated by the Note Purchase Agreement, and the opinion expressed herein is limited to the law existing on the date hereof. In rendering that opinion, we do not undertake to advise any person of any change in law or fact that may occur after the date hereof.

                    Very truly yours,

                    [Andrews & Kurth L.L.P. or other
                    counsel acceptable to the Majority Holders]

Attachments

                                                                 Attachment A to
                                                                   Title Opinion

                       [Description of Subject Property]

                                                                 Attachment B to
                                                                   Title Opinion

                          [Copy of Base Title Policy]

                                                                 Attachment C to
                                                                   Title Opinion

                   [Copy of Nothing Further Certificate[s]]

                                                                 Attachment D to
                                                                   Title Opinion

                     [Copy of Name Search Certificate[s]]

                                                               Exhibit X To Note
                                                              Purchase Agreement

                              INDEMNITY AGREEMENT

  This Indemnity Agreement made and entered into on [Closing Date], for the benefit of The Variable Annuity Life Insurance Company and American General Life Insurance Company (collectively, the "Purchasers") by Weingarten Realty Investors, a Texas real estate investment trust (hereinafter called "Indemnitor").

                                   RECITALS

  A. Purchasers are or will become the owners and holders of Promissory Notes (hereinafter called the "Notes"), in the aggregate principal sum of not more than $30,000,000, executed by Indemnitor and evidencing a loan by Purchasers to Indemnitor (the "Loan").

  B. The Notes are secured by a Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement (hereinafter called the "Deed of Trust"), of even date therewith filed or to be filed in the Offices of the County Clerks of Harris and Fort Bend Counties, Texas, as well as certain other security instruments and agreements, including, without limitation, financing statements (the Deed of Trust and such other security instruments hereinafter collectively called the "Security Instruments"), covering the real property described on Exhibit A attached hereto and incorporated herein (the "Property").

  C. Certain portions of the improvements located on the Property (the "Improvements") encroach onto a certain ten foot (10') building set back line and into the right-of-way of Deauville Plaza Drive as shown on a survey of the Property prepared by George Collison, R.P.S. No. 4461, of Terra Associates, Inc. last dated June 19, 1994. Such encroachment hereinafter shall be called the "Encroachment".

  D. It is contemplated that the Encroachment may result in certain loss, cost and expense to Purchasers, its successors or assigns, such loss, cost and expense being entirely separate, independent of, and in addition to any loss represented by the unpaid balance of the indebtedness evidenced by the Notes and secured by the Security Instruments.

  E. In order to induce Purchasers to enter into the Loan evidenced by the Notes and secured by the Security Instruments, Indemnitor has agreed to indemnify and hold harmless Purchasers, their successors or assigns, from any and all loss, cost or expense incurred by Purchasers or their successors or assigns, in connection with or arising out of the Encroachment under any circumstance.

  NOW THEREFORE, Indemnitor hereby agrees as follows:

  1. Indemnitor agrees to save and hold Purchasers harmless, and to indemnify Purchasers from any and all liability, loss, cost and expense, including without limitation attorneys' fees and court costs, incurred by Purchasers resulting from the Encroachment under any circumstance.

  2. This Indemnity Agreement shall survive enforcement of the Deed of Trust and the other Security Instruments, or acceptance of a deed in lieu of enforcement thereof, or assignment to Purchasers of the Property or other collateral, notwithstanding whole or partial satisfaction of the Notes, as stated or implied, by law in or connected with enforcement of the Deed of Trust and the other Security Instruments, a deed in lieu thereof, or assignment to Purchasers of the Property or other collateral.

  3. The obligations of this Indemnity Agreement are separate and independent of the Notes and all instruments and agreements executed to evidence or secure said Notes, or to guarantee payment thereof and will not be limited or reduced as a result of any nonrecourse or exculpatory language in the Notes, the Deed of Trust or any other of the Security Instruments.

  4. Indemnitor further agrees to pay reasonable attorneys' fees should this Indemnity Agreement be placed in the hands of an attorney for collection or should it be collected through any Court.

  5. This Indemnity Agreement pertains to the Property covered in the Deed of Trust and the other Security Instruments, and shall continue unimpaired or unaffected by a change in status of Indemnitor, or of transfer, assignment or conveyance of the Property by Indemnitor.

  6. This Indemnity Agreement shall inure to the benefit of any transferee, assignee, or holder of the Note and to the benefit of any transferee or assignee of Purchasers' interest (whether beneficial or fee simple title) in the Property.

  7. This Indemnity Agreement shall terminate upon payment in full of the Loan or, if Purchasers or any other holder of the Notes should become the owner of the Property through foreclosure or deed in lieu of foreclosure, upon the sale or other disposition of the Property by Purchasers or such other holder for a net amount which when added to any profit derived from operations during the period Purchasers or such holder owned the Property is sufficient to recover in full the principal balance of the Loan, plus interest on such balance at the rate provided in the Notes and costs of collection.

  8. In the event any terms, items or provisions contained in this Indemnity Agreement are in conflict with the laws of the State of Texas, this Indemnity Agreement shall be affected only as to its application to such terms, items or provisions and shall in all other respects remain in full force and effect.

  9. This Indemnity Agreement is performable in Harris County, Texas, and Indemnitor waives the right to be sued elsewhere.

  10. This Indemnity Agreement may be executed in multiple counterparts, each of which is to be deemed an original for all purposes, and all such counterparts taken together shall be considered as one document.

                    WEINGARTEN REALTY INVESTORS



                    By:----------------------------
                    Name: Joseph W. Robertson, Jr.
                    Title: Executive Vice President

                                                               Exhibit Y To Note
                                                              Purchase Agreement

                              INDEMNITY AGREEMENT

  This Indemnity Agreement made and entered into on [Closing Date], for the benefit of The Variable Annuity Life Insurance Company and American General Life Insurance Company (collectively, the "Purchasers") by Weingarten Realty Investors, a Texas real estate investment trust (hereinafter called "Indemnitor").

                                   RECITALS

  A. Purchasers are or will become the owners and holders of Promissory Notes (hereinafter called the "Notes"), in the aggregate principal sum of not more than $30,000,000, executed by Indemnitor and evidencing a loan by Purchasers to Indemnitor (the "Loan").

  B. The Notes are secured by a Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement (hereinafter called the "Deed of Trust"), of even date therewith filed or to be filed in the Offices of the County Clerks of Harris and Fort Bend Counties, Texas, as well as certain other security instruments and agreements, including, without limitation, financing statements (the Deed of Trust and such other security instruments hereinafter collectively called the "Security Instruments"), covering the real property described on Exhibit A attached hereto and incorporated herein (the "Property").

  C. Certain portions of the improvements located on the Property (the "Improvements") encroach onto a certain ten foot (10') building set back line as shown on a survey of the Property prepared by Lee A. Coburn, R.P.S. No. 3155, of Coburn-Linseisen & Associates, Inc., last dated June 19, 1994. Such encroachment hereinafter shall be called the "Encroachment".

  D. It is contemplated that the Encroachment may result in certain loss, cost and expense to Purchasers, its successors or assigns, such loss, cost and expense being entirely separate, independent of, and in addition to any loss represented by the unpaid balance of the indebtedness evidenced by the Notes and secured by the Security Instruments.

  E. In order to induce Purchasers to enter into the Loan evidenced by the Notes and secured by the Security Instruments, Indemnitor has agreed to indemnify and hold harmless Purchasers, their successors or assigns, from any and all loss, cost or expense incurred by Purchasers or their successors or assigns, in connection with or arising out of the Encroachment under any circumstance.

  NOW THEREFORE, Indemnitor hereby agrees as follows:

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

  1. Indemnitor agrees to save and hold Purchasers harmless, and to indemnify Purchasers from any and all liability, loss, cost and expense, including without limitation attorneys' fees and court costs, incurred by Purchasers resulting from the Encroachment under any circumstance.

  2. This Indemnity Agreement shall survive enforcement of the Deed of Trust and the other Security Instruments, or acceptance of a deed in lieu of enforcement thereof, or assignment to Purchasers of the Property or other collateral, notwithstanding whole or partial satisfaction of the Notes, as stated or implied, by law in or connected with enforcement of the Deed of Trust and the other Security Instruments, a deed in lieu thereof, or assignment to Purchasers of the Property or other collateral.

  3. The obligations of this Indemnity Agreement are separate and independent of the Notes and all instruments and agreements executed to evidence or secure said Notes, or to guarantee payment thereof and will not be limited or reduced as a result of any nonrecourse or exculpatory language in the Notes, the Deed of Trust or any other of the Security Instruments.

  4. Indemnitor further agrees to pay reasonable attorneys' fees should this Indemnity Agreement be placed in the hands of an attorney for collection or should it be collected through any Court.

  5. This Indemnity Agreement pertains to the Property covered in the Deed of Trust and the other Security Instruments, and shall continue unimpaired or unaffected by a change in status of Indemnitor, or of transfer, assignment or conveyance of the Property by Indemnitor.

  6. This Indemnity Agreement shall inure to the benefit of any transferee, assignee, or holder of the Note and to the benefit of any transferee or assignee of Purchasers' interest (whether beneficial or fee simple title) in the Property.

  7. This Indemnity Agreement shall terminate upon payment in full of the Loan or, if Purchasers or any other holder of the Notes should become the owner of the Property through foreclosure or deed in lieu of foreclosure, upon the sale or other disposition of the Property by Purchasers or such other holder for a net amount which when added to any profit derived from operations during the period Purchasers or such holder owned the Property is sufficient to recover in full the principal balance of the Loan, plus interest on such balance at the rate provided in the Notes and costs of collection.

  8. In the event any terms, items or provisions contained in this Indemnity Agreement are in conflict with the laws of the State of Texas, this Indemnity Agreement shall be affected only as to its application to such terms, items or provisions and shall in all other respects remain in full force and effect.

  9. This Indemnity Agreement is performable in Harris County, Texas, and Indemnitor waives the right to be sued elsewhere.

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  10. This Indemnity Agreement may be executed in multiple counterparts, each of which is to be deemed an original for all purposes, and all such counterparts taken together shall be considered as one document.

                    WEINGARTEN REALTY INVESTORS

                    By:-----------------------------
                    Name: Joseph W. Robertson, Jr.
                    Title: Executive Vice President

                                      Y-3